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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AmeriCredit Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
☒	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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AMERICREDIT CORP.
801 Cherry Street, Suite 3500
Fort Worth, Texas 76102

Dear Shareholder:

        The Board of Directors of AmeriCredit Corp. ("AmeriCredit") has unanimously approved a merger agreement providing for AmeriCredit to be acquired by General Motors Holdings LLC. You are cordially invited to attend a special meeting of AmeriCredit shareholders to be held at 9:00 a.m., local time, on September 29, 2010, at 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102.

        At the special meeting, you will be asked to consider and vote upon a proposal to adopt and approve the merger agreement entered into on July 21, 2010, pursuant to which AmeriCredit would be acquired by General Motors Holdings LLC, a wholly-owned subsidiary of General Motors Company. If the merger contemplated by the merger agreement is completed, the holders of our common stock will receive $24.50 in cash, without interest and less applicable withholding tax, for each share of our common stock that they own immediately prior to the effective time of the merger, unless they exercise and perfect their dissenters' rights under the Texas Business Organizations Code.

        After careful consideration, the AmeriCredit Board of Directors approved the merger agreement, the merger and the other transactions contemplated by the merger agreement and unanimously declared that the merger agreement, the merger and the other transactions contemplated by the merger agreement are advisable and in the best interests of the shareholders of AmeriCredit. THE BOARD OF DIRECTORS OF AMERICREDIT UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ADOPTION AND APPROVAL OF THE MERGER AGREEMENT AND FOR THE PROPOSAL TO ADJOURN THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

        The proxy statement attached to this letter provides you with information about the proposed merger and the special meeting of AmeriCredit's shareholders. AmeriCredit encourages you to read the entire proxy statement carefully. You may also obtain more information about AmeriCredit from documents AmeriCredit has filed with the Securities and Exchange Commission.

        Your vote is important.    Adoption and approval of the merger agreement requires the affirmative vote of holders of outstanding shares of our common stock representing at least two-thirds of all the votes entitled to be cast by holders of our common stock. The failure of any shareholder to vote will have the same effect as a vote against adopting and approving the merger agreement. Accordingly, whether or not you plan to attend the special meeting, you are requested to promptly vote your shares by completing, signing and dating the enclosed proxy card and returning it in the envelope provided, or by voting over the telephone or over the Internet as instructed in these materials. If you sign, date and mail your proxy card without indicating how you wish to vote, your vote will be counted as a vote FOR adoption and approval of the merger agreement and adjourning the special meeting, if necessary or appropriate, to solicit additional proxies.

        Voting by proxy will not prevent you from voting your shares in person if you subsequently choose to attend the special meeting.

        Thank you for your cooperation and continued support.

Very truly yours,
Daniel E. Berce President and Chief Executive Officer

THIS PROXY STATEMENT IS DATED AUGUST 31, 2010 AND IS FIRST BEING MAILED
TO SHAREHOLDERS OF AMERICREDIT ON OR ABOUT SEPTEMBER 1, 2010.

AMERICREDIT CORP.
801 Cherry Street, Suite 3500
Fort Worth, Texas 76102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 29, 2010

To the Shareholders of AmeriCredit Corp.:

        A special meeting of shareholders of AmeriCredit Corp., a Texas corporation ("AmeriCredit"), will be held at 9:00 a.m., local time, on September 29, 2010, at 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102, for the following purposes:

  1.
  Adoption and Approval of the Merger Agreement.    To consider and vote upon a proposal to adopt and approve the Agreement and Plan of Merger, dated as of July 21, 2010, among General Motors Holdings LLC, Goalie Texas Holdco Inc., a wholly-owned subsidiary of General Motors Holdings LLC, and AmeriCredit, as it may be amended from time to time, pursuant to which Goalie Texas Holdco Inc. will be merged with and into AmeriCredit, with AmeriCredit surviving the merger as a wholly-owned subsidiary of General Motors Holdings LLC; and

  2.
  Adjournment of the Special Meeting.    To approve the adjournment of the special meeting, if necessary or appropriate, for, among other reasons, the solicitation of additional proxies in the event that there are not sufficient votes at the time of the special meeting to adopt and approve the merger agreement.

        Only shareholders of record as of the close of business on August 30, 2010 are entitled to notice of and to vote at the special meeting and at any adjournment or postponement of the special meeting. All shareholders of record are cordially invited to attend the special meeting in person. To ensure your representation at the meeting in case you cannot attend, you are urged to vote your shares by completing, signing, dating and returning the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose or submitting your proxy by telephone or through the Internet. Any shareholder attending the special meeting may vote in person even if he or she has returned or otherwise submitted a proxy card.

        Shareholders of AmeriCredit who do not vote in favor of adopting and approving the merger agreement will have the right to exercise their dissenters' rights and seek payment of the fair value of their shares if the merger is completed, but only if they submit a written demand for payment to AmeriCredit prior to the time the vote is taken on the merger agreement and comply with all other requirements of the Texas Business Organizations Code (the "TBOC"). A copy of the applicable TBOC statutory provisions is included as Annex D to the accompanying proxy statement, and a summary of these provisions can be found under "Dissenters' Rights" in the accompanying proxy statement.

        The adoption and approval of the merger agreement requires the affirmative vote of holders of outstanding shares of our common stock representing at least two-thirds of all the votes entitled to be cast by holders of our common stock. The failure of any shareholder to vote will have the same effect as a vote against adopting and approving the merger agreement. Even if you plan to attend the special meeting in person, please complete, sign, date and return the enclosed proxy or vote over the telephone or the Internet as instructed in these materials as promptly as possible to ensure that your shares will be represented at the special meeting if you are unable to attend. If you do attend the special meeting and wish to vote in person, you may withdraw your proxy and vote in person. If you sign, date and mail your proxy card without indicating how you wish to vote, your vote will be counted as a vote in favor of adoption and approval of the merger agreement and adjourning the special meeting, if necessary or appropriate, to solicit additional proxies. If you fail to return your proxy card, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will effectively be counted as a vote against adoption and approval of the merger agreement.

By Order of the Board of Directors,
J. Michael May Secretary
August 31, 2010

i

ii

QUESTIONS AND ANSWERS ABOUT THE MERGER

Q:    What is the proposed transaction?

A:
The proposed transaction is the acquisition of AmeriCredit Corp. ("AmeriCredit," the "Company," "we," "our" or "us") by a wholly-owned subsidiary of General Motors Company ("General Motors"). General Motors has agreed to acquire the Company pursuant to an Agreement and Plan of Merger (as it may be amended from time to time, the "merger agreement"), dated as of July 21, 2010, among General Motors Holdings LLC, a wholly-owned subsidiary of General Motors ("GM Holdings"), Goalie Texas Holdco Inc. ("merger sub") and the Company. Merger sub is a wholly-owned subsidiary of GM Holdings. Once the merger agreement has been adopted and approved by the Company's shareholders and the other closing conditions under the merger agreement have been satisfied or waived, merger sub will merge with and into the Company. The Company will be the surviving corporation in the merger and will become a wholly-owned indirect subsidiary of General Motors.

  The merger agreement is attached as Annex A to this proxy statement.

Q:    What will the Company's shareholders receive in the merger?

A:
If the merger contemplated by the merger agreement is completed, the holders of our common stock will receive $24.50 in cash, without interest and less applicable withholding tax, for each share of our common stock that they own immediately prior to the effective time of the merger, unless they exercise and perfect their dissenters' rights under the Texas Business Organizations Code (the "TBOC").

Q:    Where and when is the special meeting?

A:
The special meeting will take place at 9:00 a.m., local time, on September 29, 2010, at 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102.

Q:    Who is eligible to vote?

A:
Holders of our common stock as of the close of business on August 30, 2010, the record date for the special meeting, are eligible to vote.

Q:    How many votes do the Company's shareholders have?

A:
Holders of our common stock have one vote for each share of our common stock that such holder owned at the close of business on August 30, 2010, the record date for the special meeting.

Q:    What vote of the Company's shareholders is required to approve the merger agreement?

A:
In order to complete the merger, holders of outstanding shares of our common stock representing at least two-thirds of all the votes entitled to be cast by holders of our common stock (the "Shareholder Approval") must vote FOR the adoption and approval of the merger agreement.

Q:    How does the Company's Board of Directors recommend that I vote?

A:
AmeriCredit's Board of Directors (the "Board"), acting upon the recommendation of the special committee formed by the Board, by unanimous vote, has determined that it is advisable and in the best interests of AmeriCredit and its shareholders to consummate the merger and the other transactions contemplated by the merger agreement, and unanimously recommends that shareholders vote FOR the proposal to adopt and approve the merger agreement and FOR the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies. You should read the section entitled "The Merger—Reasons for the Merger" for a discussion of the factors that the Board considered in deciding to recommend voting FOR adoption and approval of the merger agreement.

Q:    What do I need to do now?

A:
Please read this proxy statement carefully, including its annexes, to consider how the merger affects you. After you read this proxy statement, you should complete, sign and date your proxy card and mail it in the enclosed postage prepaid return envelope or submit your proxy over the telephone or over the Internet promptly so that your shares can be voted at the special meeting of the Company's shareholders. If you sign, date and mail your proxy card without indicating how you wish to vote, your vote will be counted as a vote FOR adoption and approval of the merger agreement and adjourning the special meeting.

Q:    What happens if I do not return a proxy card or otherwise vote?

A:
The failure to return your proxy card or to otherwise vote will have the same effect as voting against adoption and approval of the merger agreement. A vote to abstain will also have the same effect as voting against the adoption and approval of the merger agreement.

Q:    How do I vote?

A:
If you are a shareholder of record, you may vote in person at the special meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy on the Internet. If you vote by proxy, your shares will be voted as you specify on the proxy card, over the telephone or on the Internet. Whether or not you plan to attend the meeting, the Company urges you to vote by proxy to ensure your vote is counted. You may still attend the special meeting and vote in person if you have already voted by proxy.

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To vote in person, come to the special meeting and you will be given a ballot when you arrive.

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To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage prepaid return envelope. If you return your signed proxy card to the Company before the special meeting, the Company will vote your shares as you direct.

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To vote over the telephone, dial toll-free the telephone number located on the enclosed proxy card using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern time, on September 28, 2010 to be counted.

•
To vote on the Internet, go to the web address located on the enclosed proxy card to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern time, on September 28, 2010 to be counted.

  If your shares of common stock are held in "street name" by your broker, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. Your broker will vote your shares only if you provide instructions to your broker on how to vote. You should instruct your broker to vote your shares, following the procedures provided by your broker. Without such instructions, your shares will not be voted, which will have the same effect as voting against the adoption and approval of the merger agreement. See "The Special Meeting of the Company's Shareholders—Voting by Proxy."

  The Company provides Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Q:    What does it mean if I receive more than one set of materials?

A:
This means you own shares of our stock that are registered under different names. For example, you may own some shares directly as a shareholder of record and other shares through a broker or you may own shares through more than one broker. In these situations, you will receive multiple sets of proxy materials. You must complete, sign, date and return each of the proxy cards that you receive, or vote all of your shares over the telephone or over the Internet in accordance with the instructions above in order to vote all of the shares you own. Each proxy card you receive comes with its own postage prepaid return envelope and control number(s); if you vote by mail, make sure you return each proxy card in the return envelope that accompanies that proxy card, and if you vote by telephone or over the Internet, use the control number(s) on each proxy card.

Q:    May I vote in person?

A:
If you are the shareholder of record of shares of our common stock you have the right to vote in person at the special meeting with respect to those shares.

  If you are the beneficial owner of shares of our common stock, you are invited to attend the special meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the special meeting, unless you obtain a legal proxy from your broker, bank or nominee giving you the right to vote the shares at the special meeting.

  Even if you plan to attend the special meeting as a shareholder of record, we recommend that you also submit your proxy card or voting instructions as described in the above Q&A entitled "How do I vote?" so that your vote will be counted if you later decide not to attend the special meeting.

Q:    Am I entitled to dissenters' rights?

A:
Under Subchapter H of Chapter 10 of the TBOC, our shareholders will be entitled to dissent and to obtain appraisal for their shares only if certain criteria are satisfied. See "Dissenters' Rights" and Annex D of this proxy statement.

Q:    Is the merger expected to be taxable to owners of our common stock?

A:
In general, your receipt of the cash consideration for each of your shares of our common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes and may be a taxable transaction under state, local or non-U.S. income or other tax laws. You should read "The Merger—Material U.S. Federal Income Tax Consequences of the Merger" for a more complete discussion of the U.S. federal income tax consequences of the merger. You also are urged to consult your own tax advisor on the tax consequences of the merger in light of your particular circumstances.

Q:    When do you expect the merger to be completed?

A:
AmeriCredit and GM Holdings are working to complete the merger as quickly as possible. AmeriCredit anticipates that the merger will be completed by the end of the fourth quarter of calendar 2010. In order to complete the merger, we must obtain the required Shareholder Approval and a number of other closing conditions under the merger agreement must be satisfied or waived. See "The Merger Agreement—Conditions to Completion of the Merger."

Q:    Should I send in my stock certificates now?

A:
No. At or about the date of completion of the merger, if you hold certificated shares, you will receive a letter of transmittal with instructions informing you how to send in your stock certificates to GM Holdings' paying agent in order to receive the merger consideration. You should use the letter of transmittal to exchange stock certificates for the merger consideration to which you are entitled as a result of the merger. DO NOT SEND ANY STOCK CERTIFICATES WITH YOUR PROXY.

  If you own shares of our common stock that are held in "street name" by your broker, you will receive instructions from your broker as to how to surrender your "street name" shares and receive the merger consideration for those shares following the completion of the merger.

Q:    Who can help answer my questions?

A:
The information provided above in the question-and-answer format is for your convenience only and is merely a summary of some of the information in this proxy statement. You should carefully read the entire proxy statement, including its annexes. If you would like additional copies of this proxy statement, without charge, or if you have questions about the merger, including the procedures for voting your shares, you should contact the Company's proxy solicitation agent:

Morrow & Co., LLC
470 West Avenue
Stanford, CT 06902
Phone: (203) 658-9400

        You may also wish to consult your legal, tax and/or financial advisors with respect to any aspect of the merger, the merger agreement or other matters discussed in this proxy statement.

SUMMARY

        This summary does not contain all of the information that is important to you. You should carefully read the entire proxy statement to fully understand the proposed merger. The merger agreement is attached as Annex A to this proxy statement. We encourage you to read the merger agreement because it is the legal document that governs the merger.

The Proposed Transaction

  •
  Shareholder Votes.  You are being asked to vote to adopt and approve the merger agreement pursuant to which AmeriCredit would be acquired by GM Holdings. Adoption and approval of the merger agreement requires the Shareholder Approval, as described herein.

  •
  Price for Your Stock.  Upon completion of the merger, holders of our common stock will receive $24.50 in cash, without interest and less applicable withholding tax, for each share of our common stock that they own immediately prior to the effective time of the merger.

  •
  The Acquiror.  GM Holdings is a wholly-owned subsidiary of General Motors. General Motors, one of the world's largest automakers, traces its roots back to 1908. With its global headquarters in Detroit, General Motors employs approximately 205,000 people in every major region of the world and does business in some 157 countries. General Motors and its strategic partners produce cars and trucks in 31 countries, and sell and service these vehicles through the following brands: Buick, Cadillac, Chevrolet, GMC, Daewoo, Holden, Jiefang, Opel, Vauxhall and Wuling. General Motors' largest national market is the United States, followed by China, Brazil, Germany, the United Kingdom, Canada, and Italy.

Special Committee Recommendation (see page 29)

        A special committee of our Board, comprised entirely of independent directors (the "Special Committee"), was authorized by the Board to consider the Company's strategic alternatives, represent the interests of the Company's shareholders other than Fairholme Capital Management, L.L.C. ("FCM"), Bruce R. Berkowitz, and Fairholme Funds, Inc. (collectively, the "Fairholme Shareholders"), and Leucadia National Corporation, Phlcorp, Inc., Baldwin Enterprises, Inc., BEI Arch Holdings, LLC and BEI-Longhorn, LLC (collectively, the "Leucadia Shareholders") in connection with such alternatives, participate in the negotiations with GM Holdings and make a recommendation to the Board on the potential transaction with GM Holdings. The Special Committee unanimously determined that the merger, the merger agreement and the transactions contemplated thereby are advisable and in the best interests of the Company's shareholders other than the Fairholme Shareholders and the Leucadia Shareholders, recommended the submission of the merger and the merger agreement to our Board and recommended that our Board (1) approve the merger agreement, (2) submit the merger and merger agreement to our shareholders for adoption and approval and (3) resolve to recommend the adoption and approval of the merger agreement by our shareholders.

Board Recommendation (see page 29)

        The Board, acting upon the recommendation of the Special Committee, by unanimous vote, has determined that it is advisable and in the best interests of AmeriCredit and its shareholders to consummate the merger and the other transactions contemplated by the merger agreement, and unanimously recommends that shareholders vote FOR the proposal to adopt and approve the merger agreement and FOR the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies.

 Reasons for the Merger (see page 29)

        The Board and the Special Committee considered a number of factors in making its determination that the merger and the other transactions contemplated by the merger agreement are advisable and in the best interests of AmeriCredit and its shareholders as more fully described under the section "The Merger—Reasons for the Merger."

Opinion of Financial Advisor to the Board (see page 33)

        J.P. Morgan Securities Inc. ("J.P. Morgan") delivered its oral opinion to the Board on July 21, 2010 (which was subsequently confirmed in writing by delivery of J.P. Morgan's written opinion, dated July 22, 2010) to the effect that, as of the date of such opinion and based upon and subject to the factors and assumptions set forth in its opinion, the $24.50 per share consideration to be paid to the holders of the Company's common stock in the merger was fair, from a financial point of view, to such holders.

        The full text of the J.P. Morgan written opinion, which sets forth the assumptions made, matters considered and limits on the review undertaken by J.P. Morgan in rendering its opinion, is attached as Annex B. We urge you to read the opinion carefully in its entirety. J.P. Morgan's written opinion is addressed to the Board, is directed only to the consideration to be paid in the merger and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote at the special meeting of shareholders.

 Opinion of Financial Advisor to the Special Committee (see page 38)

        In connection with the merger, the Special Committee's financial advisor, Credit Suisse Securities (USA) LLC ("Credit Suisse"), delivered an opinion, dated July 21, 2010, to the Special Committee as to the fairness, from a financial point of view and as of the date of such opinion, of the $24.50 per share consideration to be received in the merger by holders of AmeriCredit common stock (other than holders who entered into voting agreements and their respective affiliates). The full text of Credit Suisse's written opinion is attached to this proxy statement as Annex C and sets forth, among other things, the procedures followed, assumptions made, matters considered and limitations on the scope of review undertaken. Credit Suisse's opinion was provided to the Special Committee (in its capacity as such) for its information in connection with its evaluation of the merger consideration. The opinion addresses only the fairness of the merger consideration from a financial point of view, does not address any other aspect of the proposed merger and does not constitute advice or a recommendation to any shareholder as to how such shareholder should vote or act on any matter relating to the proposed merger.

 Financing

        AmeriCredit and GM Holdings estimate that the total amount of funds required to complete the merger, and the payment of any related fees and expenses, will be approximately $3.5 billion. The merger agreement does not contain any financing-related closing condition.

Material U.S. Federal Income Tax Consequences of the Merger (see page 53)

        In general, the merger will be a taxable transaction for holders of shares of AmeriCredit's common stock. For U.S. federal income tax purposes, you will generally recognize a gain or loss measured by the difference, if any, between the cash you receive (before reduction for any applicable withholding tax) in the merger and your adjusted tax basis in the shares exchanged in the merger. Gain or loss will be determined separately for each block of your shares (i.e., shares acquired at the same cost in a single transaction). You are urged to consult your own tax advisor about the tax consequences to you of the merger.

 Required Antitrust Approvals (see page 54)

        Under the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), the merger may not be consummated until notification and report forms have been filed with the Antitrust Division of the U.S. Department of Justice (the "Antitrust Division") and the Federal Trade Commission by GM Holdings and AmeriCredit, and the applicable waiting period has expired or been terminated. AmeriCredit and GM Holdings have filed the notification and report forms under the HSR Act with the Federal Trade Commission and the Antitrust Division. AmeriCredit and GM Holdings have been notified that the waiting period under the HSR Act has been terminated effective as of August 13, 2010.

Voting Agreements (see page 54)

        In connection with the transactions contemplated by the merger agreement, contemporaneously with the execution and delivery of the merger agreement, each of the Leucadia Shareholders entered into a shareholder support and voting agreement (the "Leucadia voting agreement"), under which each such shareholder agreed to vote as shareholders in favor of the merger pursuant to the terms and conditions of the Leucadia voting agreement. As of the record date, the shareholders subject to such Leucadia voting agreement owned in the aggregate, approximately 25.0% of the voting power of the AmeriCredit common stock.

        In addition, in connection with the transactions contemplated by the merger agreement, contemporaneously with the execution and delivery of the merger agreement, each of the Fairholme Shareholders entered into a shareholder support and voting agreement (the "Fairholme voting agreement"), under which each such shareholder agreed to vote as shareholders in favor of the merger pursuant to the terms and conditions of the Fairholme voting agreement. As of the record date, the shareholders subject to such Fairholme voting agreement owned in the aggregate approximately 17.4% of the voting power of the AmeriCredit common stock.

        As of the record date, the shareholders subject to the Leucadia voting agreement and the Fairholme voting agreement owned in the aggregate approximately 25.0% of the voting power of the AmeriCredit common stock.

The Special Meeting of the Company's Shareholders (see page 16)

  •
  Place, Date and Time.  The special meeting will be held at 9:00 a.m., local time, on September 29, 2010, at 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102.

  •
  Vote Required.  The adoption and approval of the merger agreement requires the affirmative vote of holders of the outstanding shares of our common stock representing at least two-thirds of all the votes entitled to be cast by holders of our common stock. A failure to vote or a vote to abstain has the same effect as a vote AGAINST adoption and approval of the merger agreement.

  •
  Who Can Vote at the Meeting.  You can vote at the special meeting all of the shares of AmeriCredit common stock you own of record as of the close of business on August 30, 2010, which is the record date for the special meeting. If you own shares that are registered in the name of someone else, such as a broker, you need to direct that person to vote those shares or obtain an authorization from them and vote the shares yourself at the meeting. On the record date, there were 135,390,408 shares of AmeriCredit common stock outstanding and no shares of the Company's preferred stock were issued or outstanding.

  •
  Procedure for Voting.  You can vote shares you hold of record by attending the special meeting and voting in person, by mailing the enclosed proxy card, or by voting over the telephone or over the Internet. If your shares of common stock are held in "street name" by your broker, you should instruct your broker on how to vote your shares using the instructions provided by your broker. If you do not instruct your broker to vote your shares, your shares will not be voted.

  •
  How to Revoke Your Proxy.  You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise AmeriCredit's Secretary in writing, deliver a proxy dated after the date of the proxy you wish to revoke, or attend the meeting and vote your shares in person. Merely attending the special meeting will not constitute revocation of your proxy. If you have instructed your broker to vote your shares, you must follow the directions provided by your broker to change those instructions.

Dissenters' Rights (see page 78)

        If certain criteria are satisfied, the TBOC provides you with the right to dissent and obtain an appraisal of your shares, provided that you perfect those rights in the manner provided for in the TBOC. This means that if you are not satisfied with the amount you are receiving in the merger, you may be entitled to have the value of your shares determined by an appraiser appointed by a Texas court and to receive payment based on that valuation. The amount you ultimately receive as a dissenting shareholder may be more, the same as or less than the amount you would be entitled to receive under the terms of the merger agreement.

Market Price of the Company's Common Stock (see page 74)

        Shares of AmeriCredit's common stock are listed on the New York Stock Exchange (the "NYSE") under the trading symbol "ACF." On July 21, 2010, which was the last trading day before the announcement of the execution of the merger agreement, AmeriCredit's common stock closed at $19.70 per share. On August 30, 2010, which was the last practicable trading day before this proxy statement was printed, AmeriCredit's common stock closed at $24.22 per share.

No Solicitation; Changes in Recommendations (see page 66)

        The merger agreement contains restrictions on AmeriCredit's ability to solicit or engage in discussions or negotiations with any third party regarding a proposal to acquire a significant interest in AmeriCredit. Notwithstanding these restrictions, under certain limited circumstances, the Board may respond to an unsolicited alternative acquisition proposal and terminate the merger agreement to enter into an acquisition agreement with respect to a "superior proposal" (as described in the section entitled "The Merger Agreement—No Solicitation; Changes in Recommendations").

Conditions to Completion of the Merger (see page 64)

        Each party's obligation to complete the merger is subject to the satisfaction or waiver of various conditions, including the following:

  •
  obtaining the Shareholder Approval;

  •
  the absence of any injunctions or orders preventing the consummation of the merger; and

  •
  the expiration or termination of the waiting period under the HSR Act.

        GM Holdings' and merger sub's obligation to complete the merger is subject to the satisfaction or waiver of additional conditions, including the following:

  •
  the accuracy of AmeriCredit's representations and warranties in the merger agreement, except where the inaccuracy of such representations and warranties has not had and would not reasonably be expected to have a material adverse effect on AmeriCredit; provided, that in the case of AmeriCredit's representations and warranties relating to capitalization, corporate authorization, the required vote of AmeriCredit's shareholders, and anti-takeover matters, such representations and warranties must be true in all respects;

  •
  AmeriCredit's performance of and compliance with, in all material respects, its obligations and covenants under the merger agreement;

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  the absence of the occurrence of a material adverse effect on AmeriCredit since July 21, 2010;

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  the receipt of certain governmental consents and approvals;

  •
  the settlement of the Note Hedges (as defined in the section entitled "The Merger Agreement—Background of the Merger"); and

  •
  the number of dissenting shares not exceeding 15% of AmeriCredit's outstanding shares of common stock.

        AmeriCredit's obligation to complete the merger is subject to the satisfaction or waiver of additional conditions, including the following:

  •
  the accuracy of GM Holdings and merger sub's representations and warranties in the merger agreement, except where the inaccuracy of such representations and warranties would not reasonably be likely to prevent or materially delay or materially impair the ability of GM Holdings or merger sub to perform its obligations under the merger agreement or to consummate the merger; provided, that in the case of GM Holdings' representations and warranties relating to corporate authorization, such representations and warranties must be true in all respects; and

  •
  GM Holdings' and merger sub's performance and compliance with, in all material respects, their obligations and covenants under the merger agreement.

Termination of the Merger Agreement (see page 68)

        The merger agreement can be terminated under certain circumstances, including:

  •
  by mutual written consent of GM Holdings and AmeriCredit;

  •
  by either AmeriCredit or GM Holdings, if:

  •
  the merger has not been completed by December 31, 2010; except that this right is not available to any party whose breach of the merger agreement proximately causes the failure to complete the merger by this date;

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  a final and non-appealable injunction or order has been entered permanently prohibiting completion of the merger; or

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  the Shareholder Approval is not obtained at the special meeting or any adjournment thereof.

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  by GM Holdings, if:

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  AmeriCredit breaches any of its representations or warranties or fails to perform any covenant or agreement in the merger agreement, which breach or failure to perform would result in the failure of a condition to closing and cannot be cured by December 31, 2010, provided that GM Holdings has given AmeriCredit written notice, delivered at least 30 days prior to such termination, of GM Holdings' intention to terminate;

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  AmeriCredit's Board or the Special Committee withdraws, modifies or qualifies in a manner adverse to GM Holdings or merger sub, or publicly proposes to withdraw modify or qualify, in a manner adverse to GM Holdings or merger sub, its recommendation that shareholders adopt and approve the merger agreement, fails to include the recommendation that shareholders adopt and approve the merger agreement in the proxy statement filed with the Securities and Exchange Commission (the "SEC") and/or approves, endorses or recommends or resolves to or publicly proposes to approve, endorse or recommend an alternative acquisition proposal;

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  since July 21, 2010, there has been a material adverse effect on AmeriCredit that cannot be cured by December 31, 2010; or

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  the Note Hedges have not been settled as provided in the merger agreement on or prior to September 30, 2010, then GM Holdings may terminate the merger agreement on or prior to October 4, 2010.

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  by AmeriCredit:

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  if GM Holdings breaches any of its representations or warranties or fails to perform any covenant or agreement contained in the merger agreement, which breach or failure to perform would result in the failure of a condition to closing and cannot be cured by December 31, 2010, provided that AmeriCredit has given GM Holdings notice, delivered at least 30 days prior to such termination, of AmeriCredit's intention to terminate; or

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  prior to the receipt of the Shareholder Approval, to accept a superior proposal from a third party to acquire AmeriCredit which did not result from a breach of the non-solicitation provisions of the merger agreement, if AmeriCredit, among other things, provides GM Holdings proper notice of the superior proposal and pays the applicable termination fee (as described below).

Termination Fees and Expenses (see page 70)

        AmeriCredit has agreed to pay GM Holdings a termination fee of $105.0 million if the merger agreement is terminated:

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  by GM Holdings, if the Board (or Special Committee, as applicable) withdraws, modifies or qualifies in a manner adverse to GM Holdings or merger sub, or publicly proposes to withdraw, modify or qualify, in a manner adverse to GM Holdings or merger sub, its recommendation that shareholders adopt and approve the merger agreement, fails to include the recommendation that shareholders adopt and approve the merger agreement in the proxy statement filed with the SEC and/or approves, endorses or recommends, or resolves to or publicly proposes to approve, endorse or recommend, any alternative acquisition proposal; provided that no termination fee shall be payable if (1) the Board (or the Special Committee, as the case may be) effects a change in the Board recommendation because of a superior proposal and (2) prior to any termination of the merger agreement by GM Holdings as a result of such change in the Board recommendation, the shareholder meeting occurs for the purpose of voting on the merger; provided, further, however, that if the merger agreement is then terminated for any reason following the occurrence of the matters referred to in clauses (1) and (2) and within 12 months after such termination, AmeriCredit enters into a definitive agreement in respect of any alternative acquisition proposal to acquire control of AmeriCredit or a transaction pursuant to which any alternative acquisition proposal to acquire control of AmeriCredit is consummated, AmeriCredit has agreed to pay GM Holdings the termination fee;

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  by AmeriCredit, if prior to the receipt of the Shareholder Approval, (1) the Board (or Special Committee, as the case may be) has received an alternative acquisition proposal which did not result from a breach of the non-solicitation provisions of the merger agreement, (2) AmeriCredit has notified GM Holdings in writing of the determination by the Board that an alternative acquisition proposal is a superior proposal, (3) AmeriCredit has provided to GM Holdings a matching period in accordance with the merger agreement and (4) after the matching period expires, the superior proposal remains a superior proposal;

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  by either GM Holdings or AmeriCredit, if the merger has not been completed by December 31, 2010 and the party seeking to terminate the merger agreement has not breached its obligations under the merger agreement in any manner that proximately caused the failure to consummate the merger on or before December 31, 2010 and within 12 months after such termination, AmeriCredit enters into a definitive agreement in respect of any alternative acquisition proposal to acquire control of AmeriCredit or a transaction pursuant to which any alternative acquisition proposal to acquire control of AmeriCredit is consummated;

  •
  by GM Holdings, if (1) (a) AmeriCredit has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the merger agreement, which breach or failure to perform (i) results in the failure of a condition to closing and (ii) cannot be cured by the December 31, 2010, (b) since the date of the merger agreement there has been a material adverse effect with respect to AmeriCredit that cannot be cured by the December 31, 2010 or (c) on September 30, 2010, definitive agreements to settle hedge transactions with JPMorgan Chase Bank and Deutsche Bank have not been entered into and (2) within 12 months after such termination, AmeriCredit enters into a definitive agreement in respect of any alternative acquisition proposal to acquire control of AmeriCredit or a transaction pursuant to which any alternative acquisition proposal to acquire control of AmeriCredit is consummated; or

  •
  by either GM Holdings or AmeriCredit, if (1) (a) an injunction or order has been entered permanently restraining, enjoining or otherwise prohibiting the consummation of the merger and such injunction or order has become final and non-appealable, (b) the shareholder meeting for the purpose of voting on the merger (including any adjournments thereof) has concluded and the Shareholder Approval contemplated by the merger agreement has been obtained and (2) within 12 months after such termination, AmeriCredit enters into a definitive agreement in respect of any alternative acquisition proposal to acquire control of AmeriCredit or a transaction pursuant to which any alternative acquisition proposal to acquire control of AmeriCredit is consummated.

Warrants (see page 58)

        Each warrant outstanding immediately prior to the effective time of the merger, as of the effective time of the merger, will become exercisable into the right to receive an amount in cash equal to the product of (1) (a) the total number of shares of our common stock subject to the warrant and (b) $24.50, upon payment to AmeriCredit of the exercise price per share subject to such warrant or (2) upon a holder's election to be paid on a "cashless basis", (a) the total number of shares subject to the warrant and (b) the excess, if any, of the difference between $24.50 and the exercise price per share subject to such warrant, in each case without interest and less applicable withholding tax.

Treatment of Options, Restricted Stock Units, Restricted Stock and Other Equity Awards; Employee Matters (see pages 58 and 72)

        The merger agreement contains provisions relating to the benefits that AmeriCredit's employees (including executive officers) and non-employee directors will receive in connection with and following the merger. In particular, under the merger agreement:

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  Except as otherwise agreed in writing by AmeriCredit and GM Holdings and the applicable holder thereof, each outstanding option or other award to purchase shares of AmeriCredit's common stock, other than stock options outstanding as of July 21, 2010 pursuant to the Employee Stock Purchase Plan, as amended (each, a "Company stock option"), will, as of the effective time of the merger, become fully vested and be converted into the right to receive a cash payment, without interest and less applicable withholding tax, equal to the lesser of (A) the product of (x) the total number of shares subject to a Company stock option and (y) the excess, if any, of the difference between $24.50 and the exercise price per share subject to such stock option, or (B) the amount to which the holder of such Company stock option would otherwise be entitled under the terms of the applicable option grant and option plan.

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  Subject to any and all applicable performance criteria being satisfied and, except as otherwise agreed in writing by AmeriCredit and GM Holdings and the applicable holder thereof, each equity award, other than a Company stock option, granted under any of AmeriCredit's stock plans that provides for compensation payable in or based on AmeriCredit's common stock (each, a "Company stock award"), will, as of the effective time of the merger, become fully vested and be converted into the right to receive a cash payment, without interest and less applicable withholding tax, equal to the lesser of (A) the amount of cash or the value of AmeriCredit's common stock, as applicable, net of any exercise price, base amount or other offset provided in the award agreement with respect to such Company stock award, that would otherwise be payable or deliverable upon the exercise of the Company stock award (as if it were vested) at the effective time and based on the amount of merger consideration per share of AmeriCredit's common stock subject to or underlying such Company stock award (or if the net amount is not more than zero) with the aggregate amount of such payment rounded to the nearest cent, or (B) the amount to which the holder of such Company stock award would otherwise be entitled under the terms of the applicable award agreement and stock plan.

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  At the effective time of the merger, AmeriCredit's Employee Stock Purchase Plan, will terminate. Additionally, at or prior to the effective time of the merger, the offering period in effect under the Employee Stock Purchase Plan will end, and all options in effect, for which contributions have been made, for such offering period will automatically be exercised for the applicable exercise price under the terms of the Employee Stock Purchase Plan.

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  For at least one year after the merger, GM Holdings has agreed to continue to employ each employee of AmeriCredit or any of its subsidiaries at not less than the same base pay and bonus and incentive compensation opportunity level as in effect on July 21, 2010. Additionally, for at least one year after the merger, GM Holdings will offer employee benefits to the covered employees that are no less favorable than those provided to such employees as of July 21, 2010, other than the Employee Stock Purchase Plan, described above.

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  GM Holdings has agreed to provide AmeriCredit's employees with service credit for eligibility and vesting (but not benefit accrual) under all employee benefit plans, programs and policies of GM Holdings or any affiliate of GM Holdings to the same extent as provided to employees of GM Holdings or any affiliate of GM Holdings prior to the closing date.

Interests of Certain Persons in the Merger (see page 46)

        You should be aware that some of AmeriCredit's directors and executive officers have interests in the merger that are different from, or are in addition to, the interests of AmeriCredit's shareholders generally. These interests relate to equity securities held by such persons and their affiliates; change of control, severance and retention arrangements covering AmeriCredit's executive officers; and indemnification of AmeriCredit's directors and officers by the surviving corporation following the merger.

Shares Held by Directors and Executive Officers (see page 75)

        As of the close of business on August 26, 2010, the current directors and executive officers of AmeriCredit were deemed to beneficially own approximately 3,026,526 shares of AmeriCredit common stock, which represented approximately 2.2% of the shares of AmeriCredit common stock outstanding on that date. Beneficial ownership is determined in accordance with the rules of the SEC, as described below under "Security Ownership of Certain Beneficial Owners and Management."

Procedure for Receiving Merger Consideration (see page 58)

        GM Holdings will appoint a paying agent to coordinate the payment of the merger consideration following the merger. If you own shares of our common stock that are held in "street name" by your broker, you will receive instructions from your broker as to how to surrender your "street name" shares and receive the merger consideration for those shares. If you hold certificated shares, at or about the date of completion of the merger, the paying agent will send you written instructions for surrendering your certificates and obtaining the merger consideration. Do not send in your share certificates now.

 Questions

        If you have additional questions about the merger or other matters discussed in this proxy statement after reading this proxy statement, you should contact AmeriCredit's proxy solicitation agent at the following address or phone number:

Morrow & Co., LLC
470 West Avenue
Stanford, CT 06902
Phone: (203) 658-9400

        You may also wish to consult your legal, tax and/or financial advisors with respect to any aspect of the merger, the merger agreement or other matters discussed in this proxy statement.

 CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

        This proxy statement contains forward-looking statements based on estimates and assumptions. Forward-looking statements include information concerning possible or assumed future results of operations of each of AmeriCredit and GM Holdings, the expected completion and timing of the merger and other information relating to the merger. There are forward-looking statements throughout this proxy statement, including, among others, under the headings "Summary" and "The Merger" and in statements containing the words "believes," "expects," "anticipates," "intends," "estimates" or other similar expressions. For each of these statements, AmeriCredit claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You should be aware that forward-looking statements involve known and unknown risks and uncertainties. Although AmeriCredit believes that the expectations reflected in these forward-looking statements are reasonable, AmeriCredit cannot assure you that the actual results or developments it anticipates will be realized, or even if realized, that they will have the expected effects on the business or operations of each of AmeriCredit and GM Holdings. These forward-looking statements speak only as of the date on which the statements were made. AmeriCredit undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this proxy statement. In addition to other factors and matters contained or incorporated in this document, AmeriCredit believes the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:

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  the financial performance of each of AmeriCredit and General Motors through the completion of the merger, including in particular AmeriCredit's cash flows and cash balances;

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  volatility in the stock markets;

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  the timing of, and regulatory and other conditions and expected benefits associated with, the completion of the merger;

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  competitive pressures in the markets in which AmeriCredit competes;

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  the loss of key employees;

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  general economic conditions;

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  government regulation of AmeriCredit's and General Motors' industries and businesses;

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  risks related to litigation in which AmeriCredit may become involved; and

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  other factors that are described from time to time in AmeriCredit's periodic filings with the SEC.

 THE PARTIES TO THE MERGER

        AmeriCredit is a leading independent automobile finance company that provides financing solutions indirectly through auto dealers across the United States. AmeriCredit has approximately 3,000 employees in the U.S. and Canada, 800,000 customers and $9 billion in auto receivables. AmeriCredit has been operating in the automobile finance business since 1992 and its principal executive offices are located at 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102.

        GM Holdings is a wholly-owned subsidiary of General Motors. General Motors, one of the world's largest automakers, traces its roots back to 1908. With its global headquarters in Detroit, General Motors employs approximately 205,000 people in every major region of the world and does business in some 157 countries. General Motors and its strategic partners produce cars and trucks in 31 countries, and sell and service these vehicles through the following brands: Buick, Cadillac, Chevrolet, GMC, Daewoo, Holden, Jiefang, Opel, Vauxhall and Wuling. General Motors' largest national market is the United States, followed by China, Brazil, Germany, the United Kingdom, Canada, and Italy. GM Holdings' principal executive offices are located at 300 Renaissance Center, Detroit, Michigan 48265-3000 and its telephone number is (313) 667-0006.

        Goalie Texas Holdco Inc., or merger sub, is a wholly-owned subsidiary of GM Holdings, whose address is 300 Renaissance Center, Detroit, Michigan 48265-3000. Merger sub was formed solely for the purpose of facilitating GM Holdings' acquisition of AmeriCredit.

 THE SPECIAL MEETING OF THE COMPANY'S SHAREHOLDERS

Time, Place and Purpose of the Special Meeting

        The special meeting will be held at 9:00 a.m., local time, on September 29, 2010, at 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102. The purpose of the special meeting is to consider and vote on the proposal to adopt and approve the merger agreement. The Board, acting upon the recommendation of the Special Committee, by unanimous vote, has determined that it is advisable and in the best interests of AmeriCredit and our shareholders to consummate the merger and the other transactions contemplated by the merger agreement, and unanimously recommends that shareholders vote FOR the proposal to adopt and approve the merger agreement and FOR the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies.

Who Can Vote at the Special Meeting

        Only holders of record of AmeriCredit common stock as of the close of business on August 30, 2010, which is the record date for the special meeting, are entitled to receive notice of and to vote at the special meeting and any adjournment of the special meeting. If you own shares that are registered in the name of someone else, such as a broker, you need to direct that person to vote those shares or obtain an authorization from them and vote the shares yourself at the meeting. On the record date, there were 135,390,408 shares of AmeriCredit common stock outstanding, and no shares of the Company's preferred stock were issued or outstanding.

Vote Required; Quorum

        The approval of the merger agreement requires AmeriCredit to obtain the Shareholder Approval. The Shareholder Approval requires the affirmative vote of holders of the outstanding shares of our common stock representing at least two-thirds of all the votes entitled to be cast by holders of our common stock. Because the required votes of AmeriCredit's shareholders are based upon the number of outstanding shares of common stock, and not based on the number of outstanding shares represented in person or by proxy at the special meeting, failure to submit a proxy or to vote in person will have the same effect as a vote AGAINST adoption and approval of the merger agreement. A vote to abstain will also have the same effect as a vote AGAINST approval of the merger.

        If your shares of common stock are held in "street name" by your broker, you should instruct your broker how to vote your shares using the instructions provided by your broker. Under applicable regulations, brokers who hold shares in "street name" for customers may not exercise their voting discretion with respect to non-routine matters such as the approval of the merger agreement. As a result, if you do not instruct your broker to vote your shares of common stock, your shares will not be voted.

        For purposes of transacting business at the special meeting, the presence, in person or by proxy, of a majority of the outstanding shares of our common stock entitled to vote at the meeting is necessary to constitute a quorum. Once a share is represented at the special meeting, it will be counted for the purpose of determining a quorum and any adjournment of the special meeting, unless the holder is present solely to object to the special meeting. However, if a new record date is set for an adjourned meeting, a new quorum will have to be established. Abstentions from voting and broker non-votes are counted for the purpose of determining the existence of a quorum but will not be treated as votes cast.

        Approval of the adjournment of the special meeting to solicit additional proxies will require the affirmative vote of a majority of the votes cast at the special meeting.

Voting Agreements

        In connection with the transactions contemplated by the merger agreement, contemporaneously with the execution and delivery of the merger agreement, each of the Leucadia Shareholders entered into the

Leucadia voting agreement, under which each such shareholder agreed to vote as shareholders in favor of the merger pursuant to the terms and conditions of the Leucadia voting agreement. As of the record date, the shareholders subject to the Leucadia voting agreement owned in the aggregate approximately 25.0% of the voting power of the AmeriCredit common stock.

        The terms of the Leucadia voting agreement obligate the Leucadia Shareholders to (1) appear at the special meeting, including any adjournment, and to cause the shares of AmeriCredit common stock subject to the Leucadia voting agreement to be counted as present for purposes of calculating a quorum, and (2) vote all of the shares of AmeriCredit common stock subject to the Leucadia voting agreement in favor of the adoption of the merger agreement, against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of AmeriCredit contained in the merger agreement, to the extent any such breach would result in a failure of conditions to the consummation of the merger set forth in Sections 6.1 and 6.3 of the merger agreement to be satisfied and against any action, agreement or transaction that would impede, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the merger or the other transactions contemplated by the merger agreement, except that the Leucadia Shareholders are not required to vote in favor of the merger at the special meeting if, and only if, (1) the Board (or the Special Committee) effects a "change in board recommendation" because of a "superior proposal" (as described under "The Merger Agreement—No Solicitation; Changes in Recommendations"), and (2) the special meeting occurs as contemplated by the merger agreement for the purpose of voting on the merger. The Leucadia Shareholders have agreed that they will not transfer any of the AmeriCredit common stock subject to the Leucadia voting agreement and will comply with the non-solicitation provisions of the merger agreement described under "The Merger Agreement—No Solicitation; Changes in Recommendations"). The Leucadia Shareholders have waived and have agreed not to exercise any rights of dissent and appraisal under the TBOC.

        In addition, in connection with the transactions contemplated by the merger agreement, contemporaneously with the execution and delivery of the merger agreement, each of the Fairholme Shareholders entered into the Fairholme voting agreement, under which each such shareholder agreed to vote as shareholders in favor of the merger pursuant to the terms and conditions of the Fairholme voting agreement. As of the record date, the shareholders subject to the Fairholme voting agreement owned in the aggregate approximately 17.4% of the voting power of the AmeriCredit common stock.

        The terms of the Fairholme voting agreement are similar to the terms of the Leucadia voting agreement, except that unlike the Leucadia voting agreement: (1) the Fairholme Shareholders are required to vote all of the shares of AmeriCredit common stock subject to the Fairholme voting agreement in favor of the merger at the special meeting notwithstanding a change in board recommendation, (2) the restrictions on transfer of the shares of AmeriCredit common stock subject to the Fairholme voting agreement expire as of the record date established by the Board for determining which holders of AmeriCredit common stock are entitled to vote on the merger, and (3) any transfer of the AmeriCredit common stock subject to the Fairholme voting agreement is subject to the obligation of the transferring Fairholme Shareholder to provide two business days advance notice to GM Holdings of any proposed transfer and GM Holdings has the right to buy such shares at a price per share equal to the per share closing price of the AmeriCredit common stock on the business day immediately prior to the date that GM Holdings delivers notice to the transferring Fairholme Shareholder of its election to purchase such shares included in the notice given by the transferring Fairholme Shareholder. In addition, the Fairholme Shareholders also granted GM Holdings an irrevocable proxy to vote the shares of AmeriCredit common stock that are subject to the Fairholme voting agreement.

        As of the record date, the shareholders subject to the Leucadia voting agreement and the Fairholme voting agreement (collectively, the "voting agreements") owned in the aggregate approximately 42.4% of the voting power of the AmeriCredit common stock.

 Voting by Proxy

        This proxy statement is being sent to you on behalf of the Board for the purpose of requesting that you allow your shares of our common stock to be represented at the special meeting by the persons named in the enclosed proxy card. All shares of our common stock represented at the meeting by properly executed proxy cards, voted over the telephone or voted over the Internet will be voted in accordance with the instructions indicated on those proxies. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Board. The Board recommends a vote FOR adoption and approval of the merger agreement and FOR the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies.

        You may revoke your proxy at any time before the vote is taken at the special meeting. To revoke your proxy, you must either advise AmeriCredit's Secretary in writing, deliver a proxy dated after the date of the proxy you wish to revoke, or attend the special meeting and vote your shares in person. Attendance at the special meeting will not by itself constitute revocation of a proxy. If you have instructed your broker to vote your shares, you must follow the directions provided by your broker to change those instructions.

Householding

        Certain AmeriCredit shareholders who share an address are being delivered only one copy of this proxy statement unless AmeriCredit or one of its mailing agents has received contrary instructions.

        Upon the written or oral request of an AmeriCredit shareholder at a shared address to which a single copy of this proxy statement was delivered, AmeriCredit will promptly deliver a separate copy of such document to the requesting AmeriCredit shareholder. Written requests should be made to AmeriCredit Corp., Attention: Investor Relations, 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102 and oral requests may be made by calling Investor Relations of AmeriCredit at (817) 302-7000. In addition, AmeriCredit shareholders who wish to receive a separate copy of AmeriCredit's proxy statements and annual reports in the future should notify AmeriCredit either in writing addressed to the foregoing address or by calling the foregoing telephone number.

        AmeriCredit shareholders sharing an address who are receiving multiple copies of AmeriCredit's notice of Internet availability of proxy materials and/or proxy statements may request delivery of a single copy of such documents by writing AmeriCredit at the address above or calling AmeriCredit at the telephone number above.

Solicitation of Proxies

        This proxy statement is made by AmeriCredit, and AmeriCredit will pay all of the costs of this proxy solicitation. In addition to soliciting proxies by mail, directors, officers and employees of AmeriCredit may solicit proxies personally and by telephone, e-mail or otherwise. None of these persons will receive additional or special compensation for soliciting proxies. AmeriCredit will, upon request, reimburse brokers, banks and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners and obtaining their voting instructions.

        AmeriCredit has engaged Morrow & Co., LLC to assist in the solicitation of proxies for the special meeting and will pay Morrow & Co., LLC a fee of approximately $12,500, plus reimbursement of out-of-pocket expenses. The address of Morrow & Co., LLC is 470 West Avenue, Stamford, CT 06902. You can call Morrow & Co., LLC at (203) 658-9400.

THE MERGER

        The discussion of the merger in this proxy statement is qualified in its entirety by reference to the merger agreement, which is attached to this proxy statement as Annex A. You should read the entire merger agreement carefully.

        For purposes of both the sections of this proxy statement entitled "Background of the Merger" and "Reasons for the Merger," unless otherwise expressly set forth, the term "General Motors" will be deemed to include General Motors Company and General Motors Holdings LLC.

Background of the Merger

        In September 2009, AmeriCredit began a program with General Motors, which AmeriCredit refers to as its subvention program. Under this program, General Motors provides its customers access to discounted financing on select new General Motors models by paying AmeriCredit cash in order to offer lower interest rates on the retail installment sales contracts AmeriCredit purchases from General Motors' dealers. Through this program, AmeriCredit established a strategic relationship with General Motors that served our goal of increasing loan originations from General Motors' dealers, and served General Motors' goal of making consumer credit more available to non-prime consumers purchasing vehicles from General Motors dealerships. As of June 2010, AmeriCredit's financings of new General Motors vehicles had grown to represent approximately 15% of its monthly origination volume.

        In light of the increasing importance to AmeriCredit of this business relationship with General Motors, during May 2010 AmeriCredit's senior management decided to seek a meeting with senior General Motors management in order to highlight its lending relationships with General Motors' dealers and to explore the possibility of developing additional lending programs. To that end, AmeriCredit's President and Chief Executive Officer, Daniel E. Berce, and its Executive Vice President and Chief Financial Officer, Chris A. Choate, scheduled a meeting with General Motors in Detroit for June 30, 2010 to meet with Stephen J. Girsky, Vice Chairman, Corporate Strategy and Business Development, of General Motors, and members of his staff to discuss the subvention program. On May 26, 2010, General Motors requested that the meeting scheduled for June 30, 2010 with Messrs. Berce and Choate be advanced. On May 27, 2010, General Motors and AmeriCredit representatives agreed to meet on June 16, 2010. At the time this meeting was rescheduled, neither Mr. Berce nor Mr. Choate was aware of General Motors' interest in acquiring AmeriCredit.

        One of our principal shareholders, Leucadia, beneficially owns approximately 25.0% of outstanding AmeriCredit common stock. Leucadia acquired a substantial portion of its ownership in AmeriCredit in March 2008, and entered into a standstill agreement with AmeriCredit at that time. The standstill agreement, among other things, entitled Leucadia to designate two nominees for election to the Board and restricted Leucadia's ability to transfer shares of AmeriCredit common stock owned by Leucadia under certain circumstances. The standstill agreement expired on March 3, 2010. Ian Cumming is the Chairman of the Board of Directors of Leucadia. Mr. Cumming is also a member of the Board, having been designated to the Board by Leucadia as one of its representatives pursuant to its rights under the standstill agreement.

        In his capacity as Chairman of the Board of Directors of Leucadia, and in connection with the expiration of Leucadia's standstill agreement, Mr. Cumming had been exploring the sale of Leucadia's share ownership of AmeriCredit common stock. Subsequently, Mr. Cumming instructed Justin R. Wheeler, the other representative of Leucadia who serves on the Board, to reach out to Mr. Girsky. Mr. Wheeler spoke with Mr. Girsky by telephone on May 26, 2010 to inquire about General Motors' interest in acquiring Leucadia's stake in AmeriCredit, and telephone conversations with Mr. Girsky took place over the next several days. In these conversations, Mr. Girsky and Mr. Wheeler discussed a variety of different structures, and during the course of these conversations, Mr. Girsky brought up the possibility of General Motors acquiring AmeriCredit.

        Mr. Girsky and Mr. Wheeler agreed to have a meeting on June 11, 2010 with representatives from General Motors and Leucadia at General Motors' offices in New York City. Prior to this meeting, Mr. Wheeler informed Mr. Berce of General Motors' possible interest in acquiring Leucadia's ownership of AmeriCredit or possibly even acquiring AmeriCredit. Mr. Berce conveyed all of this information to Clifton H. Morris, Jr., Chairman of the Board. On June 11, 2010, Messrs. Cumming and Wheeler met with representatives of General Motors, including Mr. Girsky, Daniel Ammann, General Motors' Vice President of Finance and Treasurer, and other General Motors representatives in General Motors' offices in New York City. At that meeting, General Motors confirmed some interest in buying Leucadia's shares of AmeriCredit, or possibly all of the outstanding shares of AmeriCredit, and indicated that, within a short time after the meeting with AmeriCredit management scheduled for June 16, 2010, it would come to a decision and clarify its interest.

        On June 16, 2010, Messrs. Berce, Choate and Kyle R. Birch, AmeriCredit's Executive Vice President, Dealer Services, met in Detroit at General Motors' offices with Mr. Girsky, Chris Liddell, General Motors' Vice Chairman and Chief Financial Officer, Mr. Ammann and other representatives of General Motors to discuss the subvention program with the intention of building on its existing loan origination relationship with General Motors' dealers. The meeting entailed a review and discussion of operational matters relating to the conduct of the subvention program and AmeriCredit's capabilities in developing additional lending programs, including the possibility of developing a leasing program. The AmeriCredit executives reviewed with General Motors' participants its history, operational capabilities and financial performance, as well as the competitive environment and the overall market for subprime automobile lending, limiting the discussion to publicly available information. Towards the end of that meeting, Edward E. Whitacre, Jr. joined the meeting and participated in the discussions. At that time, Mr. Whitacre was the Chairman and Chief Executive Officer of General Motors Company.

        After the meeting, Messrs. Berce, Choate, Birch, Girsky, Liddell and Ammann convened in another conference room and discussed General Motors' strategy regarding auto finance solutions for General Motors dealers. In this second meeting, Mr. Berce indicated that he was aware that certain conversations had occurred between Mr. Girsky and Mr. Cumming and inquired whether there was anything to be discussed between General Motors and AmeriCredit relative to those discussions. Mr. Girsky responded that there was no resolution or necessarily any further actions to be taken with respect to the discussions between him and Mr. Cumming. At the conclusion of this second meeting, General Motors indicated that General Motors would get back to AmeriCredit about its auto finance strategies.

        On June 23, 2010, Mr. Berce received a phone call from Mr. Whitacre inquiring whether AmeriCredit was interested in discussing a possible acquisition of AmeriCredit by General Motors. Mr. Berce responded that he believed that AmeriCredit would be receptive to hearing from General Motors regarding its interest but that any decision would have to be made by the Board. Mr. Whitacre suggested that Mr. Berce work directly with Mr. Girsky to further any discussions. Mr. Berce then advised Mr. Morris of Mr. Whitacre's call concerning the interest of General Motors in possibly acquiring AmeriCredit. Mr. Girsky also contacted Mr. Cumming regarding General Motors' interest in AmeriCredit and Mr. Cumming reiterated Leucadia's interest in selling its stake in AmeriCredit. Mr. Cumming set up a meeting in New York City with General Motors.

        On June 25, 2010, Messrs. Berce and Cumming met with Messrs. Girsky and Ammann in New York City. At this meeting, General Motors reiterated its interest in a possible acquisition of AmeriCredit by General Motors. Mr. Berce informed Messrs. Girsky and Ammann that he was there to gather facts regarding General Motors' interest in possibly acquiring AmeriCredit, but that he was not authorized to express any interest of the Board with respect to the terms of any proposal. Mr. Berce indicated he would communicate what he learned in the meeting to Mr. Morris and the Board. Broad parameters of a possible transaction were discussed. At this meeting, Mr. Cumming, in his capacity as Chairman of the Board of Directors of Leucadia, also indicated that Leucadia would be interested in selling its ownership stake in AmeriCredit for $26 per share. Messrs. Girsky and Ammann indicated that General Motors' price parameters were lower. Messrs. Girsky and Ammann further indicated that General Motors had prepared only a preliminary valuation of AmeriCredit, using public information, and indicated an interest in receiving additional information to allow General Motors to further evaluate its potential interest. Following the meeting, Mr. Berce informed Mr. Morris of the nature of the discussions.

        Between June 25 and 29, 2010, Mr. Morris had a series of telephone conversations with AmeriCredit's other directors. Mr. Morris informed each director of the nature of General Motors' interest and the preliminary status of the discussions to date. Mr. Morris received the informal approval of each of the Board members to continue to explore General Motors' interest in an acquisition of AmeriCredit. Mr. Morris told the directors he would keep them informed of any ongoing discussions and that the Board would meet to discuss General Motors' interest when more information was obtained.

        On Saturday, June 26, 2010, GM Holdings entered into a confidentiality agreement with AmeriCredit. That weekend, AmeriCredit provided to General Motors certain non-public financial information. Mr. Morris had telephone conversations with each of Messrs. Girsky and Whitacre on June 27 and 28, 2010, regarding General Motors' interest in possibly acquiring AmeriCredit.

        On June 28, 2010, Mr. Berce was invited to attend a meeting with General Motors officials in Detroit to further discuss operational matters relating to AmeriCredit's loan origination capability, other potential business relationships with General Motors, and the preliminary due diligence information that had been provided. On June 30, 2010, Messrs. Berce, Choate, Birch and Steven P. Bowman, AmeriCredit's Executive Vice President and Chief Credit and Risk Officer, met in Detroit with Messrs. Girsky and Ammann and other representatives from General Motors, including General Motors' legal and financial advisors.

        During that meeting, Mr. Girsky indicated to Mr. Berce that Messrs. Whitacre and Girsky wished to speak privately with Mr. Berce. In that separate meeting, Messrs. Whitacre and Girsky discussed with Mr. Berce the advantages of General Motors' ownership of AmeriCredit. Mr. Whitacre directed Mr. Girsky to attempt to negotiate a transaction to purchase AmeriCredit and left the meeting. After further discussion, Mr. Girsky suggested a purchase price of $23 per share. Mr. Berce responded that he did not believe that the Board would accept a purchase price of $23 per share, but he said he would convey General Motors' interest to Mr. Morris, who from that point forward would be General Motors' contact point for any offers or negotiations. Mr. Berce promptly informed Mr. Morris of these conversations with Messrs. Girsky and Whitacre.

        On July 1, 2010, Mr. Morris updated the members of the Board on these developments. The members of the Board advised Mr. Morris that they were not supportive of an acquisition of AmeriCredit for $23 per share. Mr. Morris conveyed this information to Mr. Girsky on July 1, 2010. On July 2, 2010, Mr. Girsky called Mr. Morris and indicated that General Motors would be willing to consider a price of $24 per share for the acquisition of AmeriCredit, subject to confirmatory due diligence, the satisfactory settlement of AmeriCredit's convertible note hedges ("Note Hedges") and the agreement of Leucadia and Fairholme, another principal shareholder of AmeriCredit, to vote in favor of the transaction.

        Over the weekend of July 3 to 5, 2010, there were a number of discussions between Messrs. Berce and Morris and the other members of the Board. Each of AmeriCredit's directors supported continued discussions with General Motors and asked that Mr. Morris request a written indication of interest in a range of $24 to $25 per share that could be provided to the Board for its full consideration. Mr. Morris also contacted representatives of Fairholme to gauge Fairholme's level of support for a transaction with General Motors in light of the voting agreement requested by General Motors. There was support from Fairholme for AmeriCredit to continue its discussions with General Motors.

        On July 6, 2010, Messrs. Morris and Girsky had further telephone conversations regarding the parameters of a possible transaction. Mr. Morris and Mr. Girsky discussed a new purchase price of $24.50 per share, which Mr. Girsky stated that General Motors would take under consideration. Later that day, Mr. Girsky informed Mr. Morris that General Motors would propose $24.50 per share, subject to approval by General Motors' board of directors, and Mr. Morris said that he would take General Motors' proposal of $24.50 per share to the Board for its full consideration, but asked that General Motors submit its formal proposal in writing.

        On July 7, 2010, Mr. Whitacre sent Mr. Berce a written non-binding indication of interest for General Motors to acquire AmeriCredit for $24.50 per share. The non-binding indication of interest also included a requirement that Leucadia and Fairholme agree to vote their respective shares of AmeriCredit common stock in support of General Motors' proposal. The offer was further subject to negotiation of a definitive agreement, General Motors' confirmatory due diligence and the satisfactory settlement of the Note Hedges. During this time, AmeriCredit continued to provide General Motors with information regarding its business under its confidentiality agreement with General Motors.

        After receipt of General Motors' non-binding indication of interest, a meeting of the Board, with AmeriCredit's legal advisors from the law firm of Hunton & Williams LLP ("Hunton & Williams"), was held on July 8, 2010. At this meeting, Messrs. Berce and Morris gave the Board a detailed history of the events concerning General Motors' offer leading up to this Board meeting. At this meeting, the Board authorized senior management to continue to engage in discussions with General Motors regarding a potential sale of AmeriCredit to General Motors.

        Also at this meeting, the Board authorized the continued engagement of Hunton & Williams as legal counsel to the Board and the engagement of J.P. Morgan as financial advisor to the Board. In selecting J.P. Morgan, the Board considered its knowledge of the Company and its operations due to J.P. Morgan's participation as a lender in AmeriCredit's warehouse credit facilities since 1996, as an underwriter for its asset-backed securities transactions since the late 1990s and its role as an advisor in connection with the Company's strategic planning in March 2010. The Board also considered that J.P. Morgan was one of two counterparties to the Note Hedges as well as published reports of the potential retention by General Motors Company of J.P. Morgan to act as a representative of the several underwriters of General Motors Company's possible initial public offering. The Board also considered that J.P. Morgan had advised the Board that the J.P. Morgan deal team advising AmeriCredit would not include bankers that work with General Motors and, in accordance with J.P. Morgan's internal legal and compliance policies, an "information barrier" would be imposed between those bankers working on this matter and those bankers working with General Motors. J.P. Morgan also advised members of AmeriCredit's senior management that J.P. Morgan's internal compliance personnel had reviewed the potential conflict and had approved the engagement. Also important to this determination by the Board was, among other things, the fact that the Board decided that the special committee, discussed below, would retain a separate independent financial advisor to assist the special committee in connection with its evaluation of the possible transaction and that the Board would not approve an acquisition of AmeriCredit by General Motors without the prior favorable recommendation of the special committee and the delivery of a fairness opinion to the special committee from its independent financial advisor. In light of J.P. Morgan's prior involvement with AmeriCredit and its extensive knowledge of AmeriCredit and its industry, the Board concluded that J.P. Morgan should be retained to serve as the Board's financial advisor. At this meeting, Hunton & Williams made a presentation to the Board regarding the Board's fiduciary duties in considering General Motors' proposal.

        At this meeting, the Board also discussed Leucadia's desire to sell its AmeriCredit stock and General Motors' request that Leucadia and Fairholme, who in the aggregate owned at that time approximately 42.5% of the voting power of the AmeriCredit common stock, enter into agreements to vote their shares in favor of any definitive transaction. The Board considered that Leucadia and Fairholme would receive the same form of consideration as other shareholders and that their interests would be generally aligned with other shareholders in seeking the best price. In view of their large shareholdings and any potential differing interests of Leucadia and Fairholme from other AmeriCredit shareholders, however, and to provide an independent review and assessment of General Motors' proposal, the Board determined that it was in the best interests of AmeriCredit and those shareholders not affiliated with Leucadia and Fairholme that a special committee of the Board (the "Special Committee") be formed to consider the transaction on behalf of those shareholders. Following deliberation and consideration, the Board formed a special committee comprised of three disinterested, independent non-employee Board members, Kenneth H. Jones, Jr., John R. Clay and A.R. Dike, with Mr. Jones being selected as the chairman of the Special Committee.

        The Board authorized the Special Committee to engage independent legal and financial advisors and to (1) investigate, consider, review and assess the potential transaction; (2) consider the potential transaction in light of AmeriCredit's long-term strategy and its other potential strategic alternatives, including, without limitation, by soliciting other transactions with third parties, provided the Board would be first notified and consulted prior to any such solicitation; (3) participate in the negotiations with any parties regarding the potential transaction or other proposals; (4) review, comment on and participate in the drafting of any definitive agreement, public filings and other documents regarding the potential transaction or other proposals; (5) report to the Board periodically on the Special Committee's activities; (6) report to the Board the Special Committee's recommendations and conclusions with respect to the potential transaction or other proposals; (7) make a recommendation to those shareholders not affiliated with Leucadia and Fairholme regarding a definitive transaction resulting from the potential transaction; and (8) take any and all such other action as the Special Committee deemed from time to time necessary, appropriate or advisable. The Board also resolved that the Company would not enter into, and the Board would not approve or recommend, any transaction with General Motors without the prior, favorable recommendation of the Special Committee.

        On July 8, 2010, AmeriCredit received the initial draft of the merger agreement from General Motors. General Motors and its advisors, and AmeriCredit and its advisors, had an initial call regarding timing and due diligence related to the potential transaction.

        On July 9, 2010, the Special Committee met and engaged Akin Gump Strauss Hauer & Feld LLP ("Akin Gump") as legal counsel to the Special Committee and Credit Suisse as financial advisor to the Special Committee. The Special Committee discussed the authorization given to it by the Board, including its responsibilities to make a separate evaluation of the proposed merger transaction between General Motors and AmeriCredit on behalf of those shareholders not affiliated with Leucadia and Fairholme and to retain separate legal and financial advisors.

        On July 9, 2010, members of AmeriCredit senior management participated in a conference call with representatives of Hunton & Williams and J.P. Morgan. Members of AmeriCredit senior management and its advisors preliminarily determined that it was advisable to solicit expressions of interest from third parties that were believed to be most likely to be interested in, and capable of consummating, a transaction with or acquisition of AmeriCredit, a process commonly known as a "market check." At that July 9, 2010 meeting, representatives of J.P. Morgan reviewed and discussed with members of AmeriCredit senior management the process for AmeriCredit to conduct this market check.

        On July 9, 2010, AmeriCredit received the initial drafts of the shareholder support and voting agreements (the "voting agreements") from General Motors' legal counsel. The voting agreements were forwarded to Leucadia and Fairholme for their respective review.

        On July 10, 2010, the Special Committee held a meeting with its legal advisors, Akin Gump. The Special Committee discussed with Akin Gump, among other matters, whether to conduct a market check and the procedures that would be followed by Credit Suisse and J.P. Morgan in conducting a market check. The Special Committee also reviewed and discussed the effectiveness of the market check procedures and related alternatives, the price offered by General Motors, the history of price volatility in AmeriCredit's stock, the interests of Leucadia and Fairholme, and General Motors' request to have Leucadia and Fairholme enter into voting agreements to vote their shares in favor of the merger (with the understanding that the affirmative vote of the holders of at least two-thirds of the outstanding AmeriCredit shares would be necessary to approve the merger). The Special Committee determined that it would be desirable to conduct a market check while also continuing discussions with General Motors. At this meeting, Akin Gump advised the members of the Special Committee regarding their fiduciary duties in connection with the General Motors proposal.

        On July 10, 2010, members of AmeriCredit's senior management had a conference call with representatives of Hunton & Williams, J.P. Morgan, Akin Gump and Credit Suisse to further discuss the process for conducting the market check.

        On July 11, 2010, the Special Committee held a meeting with its legal and financial advisors. At this meeting, representatives of Credit Suisse reviewed the proposed market check procedures. After discussions with its advisors, the Special Committee approved the list of potential acquirers to be contacted. The Special Committee instructed Credit Suisse to work with J.P. Morgan to solicit expressions of interest from potential acquirers with the understanding that the timing for completing the definitive merger agreement with General Motors might need to be delayed if a potential acquirer needed additional time to perform diligence before submitting an acquisition proposal. The Special Committee members also discussed the possibility of proposing a "go-shop" provision in the event they determined that a broader "market check" was warranted. A "go-shop" provision would allow AmeriCredit to solicit competing bids for a limited time after the merger agreement was signed and announced.

        On July 11, 2010, the Board held a meeting. Representatives of Hunton & Williams and J.P. Morgan were present and participated in the meeting. At this meeting, senior management presented the Board with information regarding the status of General Motors' confirmatory due diligence review and were provided updates on the due diligence process and the status of the review of the draft merger agreement and voting agreements. Representatives of J.P. Morgan reviewed the General Motors offer with the Board and provided the Board some of their preliminary views on how the General Motors proposal compared to certain market price metrics. There was a discussion that a customary "no shop" provision in the General Motors proposal would prohibit the Company from soliciting competing bids after the merger agreement was signed, although AmeriCredit would be expressly permitted to respond to certain unsolicited acquisition proposals. The Board discussed the benefit of conducting a pre-signing market check and entering into a definitive agreement with a no-shop provision combined with an effective "fiduciary out" that would permit the Company to negotiate with any third parties that submitted unsolicited acquisition proposals after any merger agreement was signed. The Board also discussed, as an alternative, the possibility of forgoing a pre-signing market check, and attempting to negotiate a go-shop provision that would allow AmeriCredit to conduct a post-signing market check.

        With respect to the conduct of a market check, the Board considered the potential disruption to the Company's business, the risks and consequences of an unsuccessful sale process, the greater effectiveness of a pre-signing market check versus a post-signing market check, or "go-shop," and the prospect that General Motors might withdraw its proposal if the Company were to commence a formal sale process. It was determined that, in light of those factors, the Company should conduct a pre-signing market check to determine whether there might be third parties that were interested in acquiring the Company on terms more favorable than General Motors' proposal. Following deliberation and consideration, the Board authorized J.P. Morgan to work with Credit Suisse to solicit expressions of interest from third parties that were believed to be the most likely to be interested in, and capable of consummating, a transaction with the Company. At this meeting, the Board also received an update from the Special Committee on its activities.

        After this board meeting, members of AmeriCredit senior management and representatives of Hunton & Williams and J.P. Morgan discussed the initial draft of the merger agreement received from

General Motors. The primary issues discussed were certain "deal protection" provisions, which included a termination fee, a ten-business day right of General Motors to match competing offers and a provision requiring AmeriCredit to hold a shareholder meeting to vote on the merger in certain circumstances, a number of the conditions to closing, an extended period between signing and the end date to close the transaction (proposed by General Motors to be March 31, 2011), and the restrictions on AmeriCredit's activities between the time the merger agreement was signed and the time the transaction closed.

        On the morning of July 12, 2010, in accordance with the Board's and the Special Committee's directives, representatives of J.P. Morgan and Credit Suisse began the market check process. Senior executives at six companies were contacted (Companies A, B, C, D, E and F), which companies were believed to be among the most likely third parties interested in, and capable of, entering into and consummating a transaction with AmeriCredit. Each company was told the identity of AmeriCredit and was offered the opportunity to execute a confidentiality agreement and to gain access to an electronic data room containing non-public information concerning AmeriCredit. The companies were asked to give an indication of whether they were interested in pursuing discussions with AmeriCredit.

        On the evening of July 12, 2010, representatives of J.P. Morgan and Credit Suisse gave senior management and representatives of Hunton & Williams and Akin Gump an update on the status of the market check process. Companies A, B and C had indicated that they had no interest in pursuing a transaction with AmeriCredit. Company D had not determined whether it would execute a confidentiality agreement. Company E indicated that it had some interest and sent proposed changes to the form of confidentiality agreement. Company F indicated that it had some interest, but that it would review only publicly available information at that time and, therefore, declined to execute a confidentiality agreement at that time.

        Throughout the day on July 12 and 13, 2010, due diligence sessions were held with members of AmeriCredit senior management and representatives of General Motors, its financial advisors, and its legal counsel at the offices of General Motors' legal counsel, Andrews Kurth LLP, in Dallas, Texas. These sessions covered substantially all aspects of AmeriCredit's business. Representatives of Hunton & Williams, J.P. Morgan and Credit Suisse were present at the diligence sessions.

        On July 13, 2010, Hunton & Williams distributed comments to the drafts of the merger agreement and the voting agreements to General Motors' legal counsel.

        On July 13, 2010, Company D indicated that it did not have an interest in pursuing a transaction with AmeriCredit. After executing a confidentiality agreement, Company E did not request access to the data room and subsequently indicated on July 13, 2010 that it had no interest in pursuing a transaction with AmeriCredit.

        On July 13, 2010, General Motors informed AmeriCredit that General Motors wanted members of AmeriCredit senior management to remain with AmeriCredit and agree to terms of post-closing employment. It was determined by Messrs. Berce and Choate that senior management should retain separate counsel with respect to negotiating these arrangements. On July 15, 2010, senior management engaged Haynes & Boone LLP to represent them with respect to these matters.

        On July 14, 2010, representatives of Hunton & Williams and Akin Gump and members of senior management met at the offices of General Motors' legal counsel to discuss key issues in the merger agreement. Among the primary issues discussed were deal protection mechanisms, including the size and nature of the termination fee, the scope and nature of the provisions allowing the Board to terminate the merger agreement or change or modify its recommendation to AmeriCredit's shareholders based on the exercise of its fiduciary duties, the circumstances under which a shareholder meeting would be required, the rights requested by General Motors to match any superior proposal that might be received by AmeriCredit, and the terms and conditions of the voting agreements and when they could be terminated, as well as the conditions to closing the transaction, regulatory and timing issues and the settlement of the Note Hedges.

        On July 14, 2010, Mr. Girsky telephoned Mr. Morris to indicate that, as a result of economic and other issues related to the negotiation of the merger agreement, General Motors might consider reducing its offer. Mr. Morris informed Mr. Girsky that it was his opinion that the Board would not consider a lower price at that time.

        On July 15, 2010, representatives of Hunton & Williams and Akin Gump and members of senior management had further discussions with General Motors and its counsel regarding the terms of the merger agreement.

        On July 15, 2010, the Special Committee held a meeting with its legal and financial advisors. At this meeting, AmeriCredit's senior management provided the Special Committee with updates on: (1) the due diligence process; (2) the status of negotiations between General Motors and representatives of Leucadia and Fairholme pertaining to the voting agreements; and (3) key business issues that were outstanding in connection with the merger negotiations. Representatives of Akin Gump presented the Special Committee with an overview of certain outstanding documentation issues and deal protection provisions currently being negotiated by General Motors and AmeriCredit, including: (1) the termination fee and the circumstances under which it would be paid to General Motors; (2) General Motors' matching rights under the "no-shop" provision; and (3) a shareholder meeting requirement that would, unless a definitive agreement relating to a superior offer was signed by AmeriCredit, require AmeriCredit to submit the merger agreement to its shareholders for a vote. Representatives of Credit Suisse also updated the Special Committee as to the market check, indicating that five of the six potential acquirers had declined to submit a proposal. The Special Committee was advised that Company F had indicated some interest, executed a confidentiality agreement and was provided access to the data room.

        On July 15, 2010, the Board held another meeting. At this meeting, senior management provided the Board with updates on the due diligence process. Representatives of Hunton & Williams presented to the Board an update regarding the negotiations of the merger agreement and the status of the voting agreements, describing points of disagreement and continuing negotiation between the parties. The Board was also counseled by Hunton & William on its fiduciary duties in relation to a transaction of this type. Representatives of J.P. Morgan updated the Board on the status of the market check process. Companies A, B, C, D and E had all indicated that they had no interest in pursuing a transaction with AmeriCredit. Company F indicated that it had some interest and that it had engaged a financial advisor to assist it. Company F had executed a confidentiality agreement on July 15, 2010 and was given access to the data room. The Special Committee provided the Board with an update on its activities.

        After the July 15, 2010 board meeting and having received input and direction from the Board, representatives of Hunton & Williams informed General Motors and its counsel that significant open issues remained in the merger agreement and the voting agreements, including issues related to the deal protection provisions (including the size and nature of the termination fee and circumstances in which it was payable and the Board's ability or inability to terminate the merger agreement following receipt of a superior offer but prior to the signing of a definitive agreement relating to a superior proposal), the duration of General Motors' ability to match competing offers, the shareholder meeting requirements, and circumstances under which the voting agreements would terminate in the event of a superior offer or a change in the Board's recommendation. Hunton & Williams also presented the Board's proposals for resolving the open issues.

        On July 15, 2010, the financial advisor to Company F called J.P. Morgan and Credit Suisse to express Company F's potential interest in exploring a combination of Company F's auto finance business with AmeriCredit. The transaction outlined was a recapitalization transaction that would have involved AmeriCredit shareholders receiving a combination of cash and a minority interest in the combined entity. The proposal from Company F provided that the cash to be received by our shareholders would be borrowed from Company F by the combined entity.

        After discussions and negotiations on July 15, 2010, legal counsel for General Motors met with legal counsel for AmeriCredit to discuss open issues and points of disagreement. After this meeting the parties suspended discussions of the merger agreement. Representatives of General Motors departed Dallas, and no further negotiation of the merger agreement took place on July 15 or July 16, 2010.

        On July 16, 2010, representatives from J.P. Morgan and Credit Suisse had a conference call with the financial advisor to Company F to further clarify Company F's potential interest in exploring a transaction and to determine what level of flexibility Company F had regarding the suggested structure.

        On July 16, 2010, in accordance with the Special Committee's directives, another prospective purchaser, Company G, was contacted by Credit Suisse and Company G indicated that it had no interest in submitting a proposal.

        On July 17, 2010, representatives of Hunton & Williams and Akin Gump and members of AmeriCredit senior management had a call with General Motors and its counsel to discuss the merger agreement and to negotiate certain other issues related to the potential transaction. Later that day, General Motors presented a revised proposal with significantly lessened deal protections for General Motors and a reduced termination fee, and offered to AmeriCredit, among other changes, a termination right for superior proposals even if AmeriCredit could not sign a definitive agreement relating to a superior proposal.

        On July 17, 2010, the Special Committee held a meeting with its legal and financial advisors. The Special Committee received an update from AmeriCredit's senior management on open business issues, and from Akin Gump on open legal issues. Credit Suisse discussed, among other things, certain financial aspects of the proposed transaction with General Motors, current and historical prices of AmeriCredit's common stock, AmeriCredit's financial projections prepared by AmeriCredit management, and the status of the market check. At this meeting, representatives of Akin Gump discussed the Special Committee's fiduciary duties.

        On July 17, 2010, the Board held a meeting. At this meeting, representatives of Hunton & Williams provided the Board with an update on the due diligence process and the status of negotiations and points of disagreement. Senior management updated the Board on the status of open issues. The Board also received an update from the Special Committee regarding its activities.

        At this July 17, 2010 Board meeting, representatives of J.P. Morgan updated the Board with a review of the discussions with the financial advisor to Company F, and the potential transaction outlined by Company F's financial advisor, which the Board reviewed and, after discussions with the Board's legal and financial advisors, believed was inferior to General Motors' current offer. Representatives of J.P. Morgan also informed the Board that the financial advisor to Company F had indicated that Company F would be unwilling to make an all-cash offer for AmeriCredit at a price in excess of the current trading price for AmeriCredit's common stock. By comparison, General Motors' proposal offered a premium over the current trading price of AmeriCredit's common stock. Representatives of J.P. Morgan reviewed and discussed with the Board certain financial analyses related to General Motors' current proposal, including the pricing of AmeriCredit's common stock (based on current and historical pricing); AmeriCredit's financial projections; the various valuation methodologies utilized by J.P. Morgan; and a review and summary of the status of the market check.

        On July 18, 2010, representatives of Hunton & Williams and Akin Gump and senior management had a call with General Motors and its counsel to further discuss the merger agreement and other issues related to the potential transaction. General Motors presented a comprehensive proposal on the open business issues and deal protection provisions and reached a preliminary understanding with AmeriCredit on remaining open points, subject to discussion with and approval of the Special Committee and the Board. Executive employment discussions for purposes of retaining senior management were progressing although not finalized. During these negotiations, General Motors indicated that satisfactory settlement of the Note Hedges must be a closing condition or, alternatively, General Motors would agree to remove this condition if AmeriCredit would reduce the purchase price by $0.50 per share.

        After having initially received comments on the initial drafts of the voting agreements from Hunton & Williams on July 13, 2010, consisting of collective comments from Hunton & Williams and counsel for Fairholme and Leucadia, General Motors and its counsel, Andrews Kurth, negotiated the voting agreements separately with Leucadia and Fairholme and their respective counsel concurrently with the negotiation of the merger agreement.

        On July 19, 2010, the Board held a meeting. At this meeting, representatives of Hunton & Williams provided the Board an update on the status of the negotiations of the merger agreement and voting agreements. It was noted that significant progress had been made on the merger agreement and, subject to the approval of the Board and the Special Committee, General Motors had proposed satisfactory resolution of differences regarding deal protection provisions and other issues. However, important issues remained to be discussed and resolved regarding General Motors' position that its obligation to consummate the merger would be subject to the pre-closing settlement of the Note Hedges for fair market value and regarding post-closing employment arrangements of senior management.

        Specifically, Mr. Berce reported the position of General Motors that its obligation to consummate the merger would be subject to the pre-closing settlement of the Note Hedges for fair market value as requested in General Motors' initial letter of indicative interest or that the purchase price to be paid in the merger would be reduced by $0.50 per share. The Board discussed the fact that settlement of the Note Hedges in the manner required by General Motors was different than that required by the contracts governing the Note Hedges and was not within the control of AmeriCredit and would require the willingness and cooperation of the two counterparties to the Note Hedges.

        Accordingly, the Board discussed that settlement of the Note Hedges would add a degree of uncertainty as to whether the merger would be completed. Mr. Berce reported that the Company had unsuccessfully sought to remove this closing condition. Mr. Morris asked the other directors if a purchase price reduction should be considered as an alternative to accepting this closing condition. After consideration, the Board concluded that accepting the Note Hedges closing condition was a more favorable alternative to shareholders than a reduction in the purchase price of the AmeriCredit shares. The Board determined that Hunton & Williams should continue to negotiate the merger agreement and that Messrs. Morris and Berce should meet with Messrs. Whitacre, Girsky and Ammann of General Motors to address the Note Hedges closing condition and post-closing employment arrangements.

        On July 20, 2010, Messrs. Berce and Morris, along with Douglas K. Higgins, one of AmeriCredit's independent directors and Chairman of the Board's Compensation Committee, met in Detroit with Messrs. Whitacre, Girsky and Ammann. At that meeting, an understanding was reached on settlement of the Note Hedges closing condition and employment of senior management following the closing. To address the degree of uncertainty associated with the Note Hedges closing condition, an understanding was reached that if the Note Hedges closing condition was not fulfilled by September 30, 2010, General Motors would have the right to terminate the merger agreement, but if it failed to terminate by October 4, 2010, the closing condition would be deemed waived. This change shortened the period of uncertainty related to this closing condition. Mr. Morris reported the outcome of this meeting to the members of the Board.

        On July 21, 2010, the Special Committee held a meeting with its legal and financial advisors. At this meeting, AmeriCredit's senior management updated the Special Committee on the terms and conditions of the merger agreement, including the understandings reached at the meeting with General Motors on the previous day. Also at this meeting, Credit Suisse reviewed with the Special Committee its financial analysis of the $24.50 per share consideration and rendered to the Special Committee an oral opinion, confirmed by delivery of a written opinion dated July 21, 2010, to the effect that, as of that date and based on and subject to the matters described in the opinion, the per share consideration to be received in the merger by holders of AmeriCredit common stock (other than holders who entered into voting agreements and their respective affiliates) was fair, from a financial point of view, to such holders. After discussion, the Special Committee unanimously determined to approve the merger agreement with General Motors and to recommend that the Board and those shareholders not affiliated with Leucadia and Fairholme approve the merger agreement.

        On July 21, 2010, the Board held a meeting. At that meeting, representatives of Hunton & Williams described to the Board the key terms of the proposed merger agreement, noting that the current draft resolved significant issues previously discussed with the Board, including the understanding reached at the meeting with General Motors on the previous day concerning the Note Hedges closing condition. Those representatives explained that the merger agreement would permit the Board to change its recommendation to AmeriCredit shareholders if the Board believed that the failure to take such action would be inconsistent with its fiduciary duties and, in the event that the Board changed its recommendation based upon the receipt of a superior proposal, Leucadia would not be required by its voting agreement to vote in favor of the General Motors proposal if AmeriCredit held a shareholder meeting. The Board considered that General Motors' matching rights period had been shortened to five calendar days and the termination fee payable to General Motors had been decreased from $150 million in General Motors' initial proposal to $105 million during the negotiations. In addition, counsel explained that the merger agreement provided greater certainty of closing than its earlier proposals, due, in part, to the elimination or revision of certain closing conditions. Also, at this meeting, representatives of J.P. Morgan reviewed with the Board its financial analysis of the Company and the proposed merger and rendered to the Board its oral opinion (which was subsequently confirmed in writing by delivery of J.P. Morgan's written opinion, dated July 22, 2010) with respect to the fairness from a financial point of view of the per share merger consideration to be received by the holders of shares of AmeriCredit common stock in the proposed merger pursuant to the merger agreement. The Special Committee recommended to the Board that the Board approve the merger agreement. Following this discussion, the Board unanimously determined to approve the merger agreement with GM Holdings and to recommend that the AmeriCredit shareholders adopt the merger agreement and approve the merger and the other transactions contemplated by the merger agreement.

        The merger agreement and the voting agreements were signed on July 21, 2010. At this time, members of AmeriCredit's senior management team entered into binding term sheets that provided for their post-closing employment. AmeriCredit and General Motors issued a joint press release announcing the signing of the merger agreement on July 22, 2010.

Reasons for the Merger

        The Board and the Special Committee believe that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and in the best interests of AmeriCredit and its shareholders. Accordingly, the Board, acting upon the unanimous recommendation of the Special Committee, has approved the merger agreement and the transactions contemplated thereby, and the Board and the Special Committee unanimously recommend that the AmeriCredit shareholders vote "FOR" adoption and approval of the merger agreement and the merger.

        As described above under "—Background of the Merger," in evaluating the merger agreement and the transactions contemplated thereby, the Board and the Special Committee consulted with AmeriCredit's management and the Board's and the Special Committee's legal and financial advisors and, in reaching the decisions to support the merger, the Board and the Special Committee discussed and considered a variety of factors weighing positively in favor of the merger, including, but not limited to, the following:

  •
  the current and historical market prices of AmeriCredit's common stock and the fact that the cash consideration of $24.50 for each share of AmeriCredit common stock represented an approximate 24.4% premium over the closing price of the AmeriCredit common stock on July 21, 2010;

  •
  the fact that AmeriCredit's stock traded below $3.50 as recently as March 2009;

  •
  AmeriCredit's business, financial performance, competitive position and prospects, as well as the risks associated with achieving those prospects, are dependent on many factors that are beyond its control, including the condition of the general economy, the state of the capital markets, which includes the breadth and depth of demand for subordinated bonds in securitization transactions, and the level of consumer demand for vehicle purchases and related subprime financing products;

  •
  the potential value of other strategic alternatives, including the alternative of remaining an independent public company, considering, in particular, the many business risks associated with remaining independent;

  •
  the risk of another severe disruption to the financial services industry and to AmeriCredit's business similar to the capital markets crisis of 2008 and early 2009, which forced several of AmeriCredit's former competitors to cease origination activities, liquidate or be acquired at discounted prices, and forced AmeriCredit to severely cut back on its origination levels and dramatically shrink its business in order to preserve capital and liquidity;

  •
  the fact that the General Motors subvention program constituted approximately 15% of AmeriCredit's recent originations volume, and that AmeriCredit could lose a significant portion of that business if General Motors partnered with or acquired another company engaged in providing auto financing or another financing source instead of AmeriCredit, or if General Motors pursued some other strategy for auto finance;

  •
  regulatory reforms at the federal level have introduced legal compliance uncertainties that may adversely affect AmeriCredit's business in the future, such as provisions in the Dodd-Frank Act that add new regulations and regulators that may impact its business and have the potential to adversely impact its access to the capital markets and proposals of the Securities and Exchange Commission to change Regulation AB that have the potential to adversely impact its access to the asset-backed securities capital markets or lessen the effectiveness of the Company's financing programs;

  •
  the fact that the merger consideration is all cash, so that the transaction will allow AmeriCredit's shareholders to immediately realize cash for their investment and will provide such shareholders certainty of value for their shares;

  •
  the fact that the merger agreement and General Motors' implied valuation establish a base line for any competing bids by other potential acquirors of AmeriCredit going forward;

  •
  the belief that the terms of the merger agreement, taken as a whole, provide a significant degree of assurance that the merger will be completed, including the facts that (1) the conditions required to be satisfied prior to completion of the merger, such as the receipt of antitrust clearance, are expected to be fulfilled, (2) there are limited other conditions to be met, (3) the merger agreement does not contain a financing contingency and (4) the Note Hedges closing condition, while adding a degree of uncertainty that the merger will be completed, is mitigated in part by the September 30, 2010 deadline for meeting or waiving this condition;

  •
  the belief that the overall terms of the merger agreement, including the parties' representations, warranties and covenants and the conditions to their respective obligations, are reasonable;

  •
  the market check conducted by AmeriCredit, with the assistance of J.P. Morgan and Credit Suisse, which involved contacting seven of the parties believed to be the most likely potential buyers of the Company, executing two confidentiality agreements and receiving only one expression of interest to acquire the Company, which was at a value the Board and Special Committee determined was substantially below General Motors' proposal;

  •
  the provisions of the merger agreement that allow the Board and the Special Committee to change their recommendation that AmeriCredit's shareholders vote in favor of the merger agreement under certain limited circumstances, if the failure to change their recommendation would be inconsistent with its fiduciary duties under applicable law;

  •
  the terms of the merger agreement that permit us, under certain circumstances, and subject to certain conditions more fully described in the section entitled "The Merger Agreement—No Solicitation; Changes in Recommendation" beginning on page 66, to furnish information to and conduct negotiations with a third party in connection with an unsolicited proposal for a business combination or acquisition of AmeriCredit that constitutes or could reasonably be expected to result in a superior proposal (as defined in the merger agreement);

  •
  provisions of the merger agreement that would allow the Board to terminate the merger agreement if a superior proposal is received but not signed;

  •
  provisions of the voting agreements that would terminate the voting agreements entered into with Leucadia and Fairholme, our two largest shareholders, if there is a termination of the merger agreement;

  •
  the possibility that one or more of our large shareholders might seek to sell their shares into the market, and that the price of our common stock might decline in the future as a result of any such sales or any perceived "overhang" related to possible sales of common stock;

  •
  the fact that the merger is subject to a favorable vote by holders of a substantial percentage of the shares held by those shareholders not affiliated with Leucadia and Fairholme because a vote of holders of at least two-thirds of AmeriCredit's common stock is required under our charter and Texas law to approve the merger, and accordingly, the approval of the merger is not assured by the voting agreements;

  •
  the fact that the Leucadia voting agreement, which relates to approximately 25.0% of the voting power of AmeriCredit's outstanding common stock, provides that Leucadia is not required to vote in favor of the merger in the event that the Board or the Special Committee withdraws or modifies its recommendation of the merger to AmeriCredit shareholders, under circumstances permitted by the merger agreement, based upon AmeriCredit's receipt of a superior proposal and AmeriCredit holds the special meeting as contemplated by the merger agreement, and accordingly, the approval of the merger is even less assured by the voting agreements in these circumstances;

  •
  that shareholders who do not vote in favor of the approval of the merger agreement will have the right to dissent and seek appraisal of the fair value of their shares under Texas law;

  •
  the financial presentation and opinion delivered by J.P. Morgan that, as of the date of its opinion and subject to various assumptions, matters considered and limitations described in its opinion, the merger consideration of $24.50 in cash per share to be received by the holders of the shares of AmeriCredit common stock in the merger was fair, from a financial point of view, to such holders (see "The Merger—Opinions of Financial Advisors—Opinion of J.P. Morgan Securities Inc." beginning on page 33 and Annex B to this proxy statement); and

  •
  the financial presentation and opinion, dated July 21, 2010, delivered by Credit Suisse to the Special Committee as to the fairness, from a financial point of view and as of the date of its opinion, of the $24.50 per share consideration to be received in the merger by holders of AmeriCredit common stock (other than the holders who entered into voting agreements and their respective affiliates) (see "The Merger—Opinions of Financial Advisors—Opinion of Credit Suisse Securities (USA) LLC" beginning on page 38 and Annex C to this proxy statement).

        In addition to these factors, the Board and the Special Committee also considered the potential adverse impact of other factors weighing negatively against the merger, including, without limitation, the following:

  •
  the belief that, as a standalone entity, AmeriCredit has the potential to increase origination levels and profitability, and thus increase shareholder value, if market conditions and other risk factors beyond our control allow us to grow, but that as a result of the consummation of the merger, AmeriCredit's shareholders will not participate in any such increase in profitability, if it occurred;

  •
  the fact that AmeriCredit's stock has traded above the merger consideration within the last six months;

  •
  the risk that the merger may not be completed and the potential adverse consequences to AmeriCredit if the merger is not completed, including the potential loss of customers, suppliers and employees, reduction of value offered by others to AmeriCredit in a future business combination and erosion of customer, supplier and employee confidence in AmeriCredit;

  •
  the fact that during the pre-closing period limitations are imposed by the merger agreement on the conduct of AmeriCredit's business, other than in the ordinary course of business consistent with past practices;

  •
  the fact that the merger agreement limits on our ability to solicit and respond to competing proposals;

  •
  the fact that the merger agreement contains certain deal protection provisions, including a termination fee, that may deter other potential acquirors from making competing proposals that could be more advantageous to AmeriCredit's shareholders;

  •
  the fact that litigation in regard to the merger is likely to ensue, which will be expensive and burdensome for AmeriCredit to defend;

  •
  the fact that the merger, for United States federal income tax purposes, will be a taxable transaction to AmeriCredit's shareholders; and

  •
  the potential conflicts of interest of AmeriCredit's directors and executive officers, as described in the section entitled "—Interests of Certain Persons in the Merger."

        The foregoing discussion of the factors considered by the Board and the Special Committee is not intended to be exhaustive, but, rather, includes the material factors considered by the Board and the Special Committee. In reaching their decision to declare the merger agreement advisable and that the merger is in the best interests of AmeriCredit and AmeriCredit's shareholders, and, in approving the merger agreement, the merger and the other transactions contemplated by the merger agreement, the Board and the Special Committee did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The Board and the Special Committee considered all these factors as a whole and overall considered the factors to be favorable to, and to support, their decision to approve the merger agreement.

        For the reasons set forth above, the Board, acting upon the unanimous recommendation of the Special Committee, unanimously declared the merger agreement advisable and determined that the merger is in the best interests of AmeriCredit and its shareholders, unanimously approved the merger agreement, the merger and the other transactions contemplated by the merger agreement and unanimously recommended that AmeriCredit's shareholders adopt the merger agreement.

        This explanation of AmeriCredit's reasons for the merger and other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors described under "Cautionary Statement Concerning Forward-Looking Information" beginning on page 14.

Opinions of Financial Advisors

        AmeriCredit's Board and the Special Committee each received an opinion from its financial advisor, J.P. Morgan Securities Inc. and Credit Suisse Securities (USA) LLC, respectively, which opinions and related financial analyses are summarized below.

  Opinion of J.P. Morgan Securities Inc.

        Pursuant to an engagement letter dated July 8, 2010, the Board of AmeriCredit retained J.P. Morgan as its financial advisor in connection with the merger.

        At a meeting of the Board on July 21, 2010, J.P. Morgan rendered its oral opinion, subsequently confirmed in writing on July 22, 2010, to the Board that, as of such date and based upon and subject to the factors and assumptions set forth in its opinion, the consideration to be paid to the holders of AmeriCredit's common stock in the merger was fair, from a financial point of view, to such shareholders. No limitations were imposed by the Board upon J.P. Morgan with respect to the investigations made or procedures followed by it in rendering its opinion.

        The full text of the written opinion of J.P. Morgan dated July 22, 2010, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex B to this proxy statement and is incorporated herein by reference. The Company's shareholders are urged to read the opinion in its entirety. J.P. Morgan's written opinion is addressed to the Board, is directed only to the consideration to be paid in the merger and does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote at the special meeting of shareholders. The summary of the opinion of J.P. Morgan set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion.

        In arriving at its opinion, J.P. Morgan, among other things:

  •
  reviewed the merger agreement;

  •
  reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates;

  •
  compared the proposed financial terms of the merger with the publicly available financial terms of certain transactions involving companies J.P. Morgan deemed relevant and the consideration received for such companies;

  •
  compared the financial and operating performance of the Company with publicly available information concerning certain other companies J.P. Morgan deemed relevant and reviewed the current and historical market prices of the Company's common stock and certain publicly traded securities of such other companies;

  •
  reviewed certain internal financial analyses and forecasts prepared by or at the direction of the management of the Company relating to its business; and

  •
  performed such other financial studies and analyses and considered such other information as J.P. Morgan deemed appropriate for the purposes of its opinion.

        J.P. Morgan also held discussions with certain members of the management of the Company and GM Holdings with respect to certain aspects of the merger, the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters J.P. Morgan believed necessary or appropriate to its inquiry.

        J.P. Morgan relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with J.P. Morgan by the Company or otherwise reviewed by or for J.P. Morgan, and it did not independently verify (nor does it assume responsibility or liability for independently verifying) any such information or its accuracy or completeness. J.P. Morgan did not conduct and was not provided any valuation or appraisal of any assets or liabilities of the Company. J.P. Morgan did not conduct any review of the Company's loan credit files nor did J.P. Morgan evaluate the adequacy of the Company's loan loss reserves, the Company's net position with respect to its derivatives portfolio (including the call spread transactions entered into in connection with its issuance of convertible securities in 2006) or the solvency of the Company or GM Holdings under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to it or derived therefrom, J.P. Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. J.P. Morgan expressed no view as to such analyses or forecasts or the assumptions on which they were based. J.P. Morgan also assumed that the merger and the other transactions contemplated by the merger agreement will have the tax consequences described in this proxy statement, and in discussions with, and materials furnished to J.P. Morgan by, representatives of the Company, and that the merger and the other transactions contemplated by the merger agreement will be consummated as described in the merger agreement and this proxy statement. J.P. Morgan has also assumed that the representations and warranties made by the Company and GM Holdings in the merger agreement and by certain shareholders of the Company in the related shareholder voting agreements in each case are and will be true and correct in all respects material to its analysis. J.P. Morgan is not a legal, regulatory or tax expert and has relied on the assessments made by advisors to the Company with respect to such issues. J.P. Morgan further assumed that all material governmental, regulatory or other consents, approvals and agreements necessary for the consummation of the merger will be obtained without any adverse effect on the Company or on the contemplated benefits of the merger.

        In performing its analysis of the Company, J.P. Morgan relied upon a financial forecast prepared by the management of the Company for the period 2010 to 2017, plus a three-year extension assuming a steady-state environment based on steady-state operating assumptions. The financial forecast for the period 2010 to 2020 was reviewed and approved by the management of the Company.

        The projections furnished to J.P. Morgan for the Company were prepared by the management of the Company. The Company does not publicly disclose internal management projections of the type provided to J.P. Morgan in connection with J.P. Morgan's analysis of the merger, and such projections were not prepared with a view toward public disclosure. These projections were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of the Company, including, without limitation, factors related to general economic and competitive conditions and prevailing interest rates. Accordingly, actual results could vary significantly from those set forth in such projections.

        J.P. Morgan's opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of its opinion. Subsequent developments may affect J.P. Morgan's opinion, and J.P. Morgan does not have any obligation to update, revise or reaffirm its opinion. J.P. Morgan's opinion is limited to the fairness, from a financial point of view, of the consideration to be paid to the holders of the Company's common stock in the merger, and J.P. Morgan has expressed no opinion as to the fairness of the merger to, or any consideration to be paid to, the holders of any class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the merger. J.P. Morgan has expressed no opinion with respect to the amount or nature of any compensation to any officers, directors or employees of any party to the merger, or any class of such persons relative to the consideration to be paid to the holders of the Company's common stock in the merger or with respect to the fairness of any such compensation.

        In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methods in reaching its opinion. The following is a summary of the material financial analyses utilized by J.P. Morgan in connection with providing its opinion. Some of the summaries of financial analyses are presented in tabular format. In order to understand the financial analyses used by J.P. Morgan more fully, you should read the tables together with the text of each summary. The tables alone do not constitute a complete description of J.P. Morgan's financial analyses, including the methodologies and assumptions underlying the analyses, and if viewed in isolation could create a misleading or incomplete view of the financial analyses performed by J.P. Morgan.

        Public Trading Multiples.    Using publicly available information, J.P. Morgan compared selected financial data of the Company with similar data for selected publicly traded companies engaged in businesses which J.P. Morgan believed to be analogous to the Company's business. These companies were selected, among others reasons, because they are publicly traded financial institutions that participate in auto finance, sub-prime finance or general consumer finance. However, none of the companies selected is identical or directly comparable to the Company. Accordingly, J.P. Morgan made judgments and assumptions concerning differences in financial and operating characteristics of the selected companies and other factors that could affect the public trading value of the selected companies.

        In its analysis, J.P. Morgan identified four sets of publicly traded peers:

  •
  the "Auto Lending Peers" (Credit Acceptance Corporation);

  •
  the "Payday Lending Peers" (Cash America International, Inc., Dollar Financial Corp., and Advance America, Cash Advance Centers, Inc.);

  •
  the "Bank Peers" (Wells Fargo & Company, Banco Santander, S.A., and Capital One Financial Corp.); and

  •
  the "Consumer Lending Peers" (SLM Corporation, Discover Financial Services, Nelnet, Inc., World Acceptance Corporation, and CompuCredit Holdings Corporation).

        In addition, J.P. Morgan included the Company in its analysis.

        For each selected company (including the Company), J.P. Morgan calculated (1) such company's price per share divided by the estimated calendar year 2011 earnings per share ("EPS") as estimated by Wall Street analysts for such company to determine a range of "Price/EPS" multiples and (2) such company's market value of equity divided by the actual book value of equity as of March 31, 2010 to determine a range of "Price/Book" multiples.

        The following table represents the results of this analysis:

	Range	Mean
AmeriCredit
Price/EPS	11.9x	NM
Price/Book	1.2x	NM
Peer Group
Auto Lending Peers
Price/EPS	9.1x	9.1x
Price/Book	2.9x	2.9x
Payday Lending Peers
Price/EPS	4.1x to 8.5x	6.8x
Price/Book	1.1x to 2.0x	1.5x
Bank Peers
Price/EPS	7.7x to 9.6x	8.8x
Price/Book	0.8x to 1.2x	1.0x
Consumer Lending Peers
Price/EPS	5.7x to 8.6x	7.0x
Price/Book	1.1x to 1.7x	1.4x

        Based on the results of this analysis and other factors that J.P. Morgan considered appropriate, J.P. Morgan applied a Price/EPS multiple of 7.0x to 11.9x to the Company's calendar year 2011 earnings per share based on the projections prepared by the management of the Company as well as the Company's calendar year 2011 earnings per share as estimated by Wall Street analysts. This calculation resulted in an implied equity value per share of $10.00 to $17.00 and $11.50 to $19.75, respectively. J.P. Morgan also applied a Price/Book multiple of 1.0x to 1.5x to the Company's book value as of June 30, 2010, of $2.36 billion as estimated by the management of the Company and obtained a valuation range of $16.75 to $25.00.

        Selected Transaction Analysis.    Using publicly available information, J.P. Morgan examined selected transactions involving businesses which J.P. Morgan judged to be analogous to the Company's business. Specifically, J.P. Morgan reviewed the following transactions:

Announcement date	Acquiror	Target
June 24, 2010	Banco Santander, S.A.	CitiFinancial's auto loan portfolio
November 10, 2009	Banco Santander, S.A.	HSBC Holding plc's auto loan portfolio
December 4, 2006	AmeriCredit Corp.	Long Beach Acceptance Corp.
September 23, 2006	Banco Santander, S.A.	Drive Financial
April 2, 2006	Cerberus Capital Management, L.P.	General Motors Acceptance Corp.
September 12, 2005	Wachovia Corp.	WFS Financial
September 22, 2004	Capital One Financial Corp.	Onyx Acceptance Corp.

        The acquisition of auto loan portfolios by Banco Santander, S.A. from CitiFinancial and HSBC Holdings plc were not used to determine a multiple range because these transactions were portfolio purchases and not purchases of an entire company, and because limited public information was available. The remaining transactions were, in J.P. Morgan's judgment, the prior transactions most relevant to its evaluation of the merger.

        To the extent information was publicly available for each of the selected transactions, J.P. Morgan calculated (1) the transaction equity purchase price per share divided by the target's earnings per share for the four full fiscal quarters immediately preceding the announcement of the transaction for which public financial information was available ("Transaction Price/LTM EPS") and (2) the transaction equity purchase price per share divided by the target's earnings per share as estimated by Wall Street analysts for the four full fiscal quarters immediately following the last quarter prior to the announcement of the transaction for which public financial information was available ("Transaction Price/NTM EPS"). This analysis indicated the following implied multiples based on the selected transactions:

	Transaction Price/LTM EPS	Transaction Price/NTM EPS
High	7.2x	6.9x
Low	16.8x	11.8x
Median	14.6x	9.4x

        Based on the results of this analysis and other factors that J.P. Morgan considered appropriate, J.P. Morgan applied a Transaction Price/LTM EPS multiple of 7.0x to 16.5x to the Company's EPS for the twelve-month period ending June 30, 2010, and a Transaction Price/NTM EPS multiple of 7.0x to 12.0x to the Company's EPS for the twelve-month period ending June 30, 2011 based on the projections prepared by the management of the Company. This resulted in an implied equity value per share of $9.50 to $22.25 based on Transaction Price/LTM EPS and $8.50 to $14.50 based on Transaction Price/NTM EPS.

        Dividend Discount Model Analysis.    J.P. Morgan conducted a dividend discount model analysis for the purpose of determining the fully diluted implied equity value per share of the Company. A dividend discount model analysis is a method of evaluating the equity value of a company using estimates of future dividends to shareholders generated by the company and taking into consideration the time value of money with respect to those future dividends by calculating their "present value." "Present value" refers to the current value of the future dividends to shareholders paid by the company and is obtained by discounting those future dividends back to the present using a discount rate that takes into account macro-economic assumptions, estimates of risk, the opportunity cost of capital, and other appropriate factors.

        Based on the net income that the Company was projected to generate during fiscal years 2011 through 2020, J.P. Morgan calculated the maximum possible dividends that could be paid in each year subject to a leverage (defined as common equity divided by managed assets) constraint, assuming no capital is returned through share repurchases. The dividend stream for the fiscal years 2011 through 2020 was then discounted to present values using a range of discount rates from 12% to 14%, which was chosen by J.P. Morgan based upon an analysis of the cost of equity for the Company. J.P. Morgan also calculated a range of terminal values for the Company at the end of the 10-year period ending fiscal year 2020 by applying a perpetual dividend growth rate ranging from 1% to 3% and discounted the terminal value using a range of discount rates from 12% to 14%. "Terminal value" refers to the capitalized value of all future dividends to shareholders paid by the company for periods beyond the financial forecast. Based on the foregoing, this analysis indicated an implied equity value per share of $20.00 to $25.75.

        Other Information.    J.P. Morgan noted that historical stock trading and analyst price targets analyses are not valuation methodologies but were presented merely for informational purposes.

        The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. In arriving at its opinion, J.P. Morgan did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, J.P. Morgan considered the totality of the factors and analyses performed in determining its opinion. Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by J.P. Morgan are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, J.P. Morgan's analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be bought or sold. None of the selected companies reviewed as described in the above summary is identical to the Company, and none of the selected transactions reviewed was identical to the merger. However, the companies selected were chosen because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan's analysis, may be considered similar to those of the Company. The transactions selected were similarly chosen because their participants, size and other factors, for purposes of J.P. Morgan's analysis, may be considered similar to the merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to the Company and the transactions compared to the merger. Mathematical analysis (such as determining the median) is not by itself a meaningful method of using selected company or merger and acquisition transaction data.

        The terms of the merger agreement, including the per share merger consideration, were determined through negotiations between the Company and GM Holdings and were approved by the Board. Although J.P. Morgan provided advice to the Board during the course of the negotiations, the decision to enter into the merger was solely that of the Board.

        As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate and other purposes. J.P. Morgan was selected to advise the Board with respect to the merger on the basis of such experience and its familiarity with the Company.

        For services rendered in connection with the merger (including the delivery of its opinion), the Company has agreed to pay J.P. Morgan customary compensation in respect thereof, a substantial portion of which will become payable only if the merger is consummated. In addition, the Company has agreed to reimburse J.P. Morgan for its expenses incurred in connection with its services, including the fees and disbursements of counsel, and will indemnify J.P. Morgan against certain liabilities, including liabilities arising under the federal securities laws.

        J.P. Morgan and its affiliates maintain commercial or investment banking and other business relationships with the Company, GM Holdings and their respective affiliates, for which it and such affiliates receives customary compensation. During the two-year period preceding the date of J.P. Morgan's opinion, such services have included acting as financial advisor to the Company in connection with its strategic planning in March 2010 (which resulted in its engagement with respect to the merger), acting as bookrunner or co-manager of the Company's offerings of asset-backed securities in November 2008, July 2009, October 2009 and May 2010, acting as bookrunner of GM Holdings' offering of its equity stake in Suzuki Motors in November 2008 and as agent bank for its amendment of its term loan in March 2009 and acting as a lead manager of an offering by GM Holdings' former affiliate, Ally Financial Inc. (formerly GMAC Inc. and, prior to June 30, 2009, GMAC LLC) ("Ally") of its debt securities in June 2009. At the time it rendered its opinion, J.P. Morgan was providing, and currently continues to provide, certain investment banking services for General Motors which are unrelated to the merger, including, since the date of J.P. Morgan's opinion, acting as a joint book-running manager in connection with the proposed initial public offering of General Motors. In addition, certain of J.P. Morgan's commercial banking affiliates are lenders to each of the Company, GM Holdings, Ally and their respective affiliates and J.P. Morgan and such affiliates act as counterparty to certain derivatives transactions with each of the Company, GM Holdings, Ally and their respective affiliates. Specifically, J.P. Morgan is party to a call spread transaction with the Company (entered into in connection with its issuance of convertible securities in 2006). Entry by the Company into an agreement to terminate this call spread transaction on terms specified in the merger agreement is a condition to GM Holdings' obligations to consummate the merger, and such termination may result in a payment by the Company to J.P. Morgan. J.P. Morgan's commercial bank affiliates also provide treasury and cash management services to each of the Company, General Motors, Ally and their respective affiliates, for which its affiliates receive customary compensation. In the ordinary course of their businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities of the Company or General Motors for J.P. Morgan's and/or such affiliates' own account or for the accounts of customers and, accordingly, J.P. Morgan may at any time hold long or short positions in such securities.

  Opinion of Credit Suisse Securities (USA) LLC

        The Special Committee retained Credit Suisse to act as the Special Committee's financial advisor in connection with the merger. In connection with Credit Suisse's engagement, the Special Committee requested that Credit Suisse evaluate the fairness, from a financial point of view, of the $24.50 per share consideration to be received in the merger by holders of AmeriCredit common stock (other than holders who entered into voting agreements and their respective affiliates). On July 21, 2010, at a meeting of the Special Committee held to evaluate the proposed merger, Credit Suisse rendered to the Special Committee an oral opinion, which opinion was confirmed by delivery of a written opinion dated July 21, 2010, to the effect that, as of that date and based on and subject to the matters described in its opinion, the per share consideration to be received in the merger by holders of AmeriCredit common stock (other than holders who entered into voting agreements and their respective affiliates) was fair, from a financial point of view, to such holders.

        The full text of Credit Suisse's written opinion, dated July 21, 2010, to the Special Committee, which sets forth, among other things, the procedures followed, assumptions made, matters considered and limitations on the scope of review undertaken, is attached as Annex C and is incorporated into this proxy statement by reference in its entirety. The description of Credit Suisse's opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of Credit Suisse's opinion. Credit Suisse's opinion was provided to the Special Committee (in its capacity as such) for its information in connection with its evaluation of the merger consideration. The opinion addresses only the fairness of the merger consideration from a financial point of view, does not address any other aspect of the proposed merger and does not constitute advice or a recommendation to any shareholder as to how such shareholder should vote or act on any matter relating to the proposed merger.

        In arriving at its opinion, Credit Suisse reviewed the merger agreement, certain related agreements and certain publicly available business and financial information relating to AmeriCredit. Credit Suisse also reviewed certain other information relating to AmeriCredit, including financial forecasts provided to or discussed with Credit Suisse by AmeriCredit, and met with AmeriCredit's management to discuss AmeriCredit's business and prospects. Credit Suisse also considered certain financial and stock market data of AmeriCredit, and Credit Suisse compared that data with similar data for other publicly held companies in businesses it deemed similar to that of AmeriCredit, and Credit Suisse considered, to the extent publicly available, the financial terms of certain business combinations and other transactions which have been effected or announced. Credit Suisse also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which it deemed relevant.

        In connection with its review, Credit Suisse did not independently verify any of the foregoing information and Credit Suisse assumed and relied upon such information being complete and accurate in all material respects. With respect to the financial forecasts for AmeriCredit that Credit Suisse utilized in its analyses, AmeriCredit's management advised Credit Suisse, and Credit Suisse assumed, with the Special Committee's consent, that such forecasts were reasonably prepared on bases reflecting the best currently available estimates and judgments of AmeriCredit's management as to the future financial performance of AmeriCredit. Credit Suisse also assumed, with the Special Committee's consent, that, in the course of obtaining any regulatory or third party consents, approvals or agreements in connection with the merger, no modification, delay, limitation, restriction or condition would be imposed that would have an adverse effect on AmeriCredit or the merger and that the merger would be consummated in accordance with the terms of the merger agreement, without waiver, modification or amendment of any material term, condition or agreement. In addition, Credit Suisse was not requested to make, and did not make, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of AmeriCredit, nor was Credit Suisse furnished with any such evaluations or appraisals. Credit Suisse is not an expert in the evaluation of loan or lease portfolios or allowances for losses with respect thereto, and Credit Suisse was not requested to, and did not, conduct a review of individual credit files or make any independent evaluation of the adequacy of allowances for losses of AmeriCredit.

        Credit Suisse's opinion addresses only the fairness, from a financial point of view and as of the date of its opinion, of the merger consideration to be received by holders of AmeriCredit common stock (other than holders who entered into voting agreements and their respective affiliates) and does not address any other aspect or implication of the merger, the form or structure of the merger, any other agreement, arrangement or understanding entered into in connection with the merger or otherwise, including, without limitation, any arrangements with respect to AmeriCredit's outstanding warrants, convertible notes and note hedge transactions, or the fairness of the amount or nature of, or any other aspect relating to, any compensation to any officers, directors or employees of any party to the merger, or class of such persons, relative to the merger consideration or otherwise. The issuance of Credit Suisse's opinion was approved by Credit Suisse's authorized internal committee.

        Credit Suisse's opinion was necessarily based upon information made available to it as of the date of its opinion and financial, economic, market and other conditions as they existed and could be evaluated on that date and upon certain assumptions regarding such financial, economic, market and other conditions, which have been subject to unusual volatility and which, if different than assumed, would have a material impact on Credit Suisse's analyses. Credit Suisse's opinion did not address the relative merits of the merger as compared to alternative transactions or strategies that might be available to AmeriCredit, nor did it address the underlying business decision of AmeriCredit to proceed with the merger. Except as described above, the Special Committee imposed no other limitations on Credit Suisse with respect to the investigations made or procedures followed in rendering its opinion.

        In preparing its opinion to the Special Committee, Credit Suisse performed a variety of financial and comparative analyses, including those described below. The summary of Credit Suisse's analyses described below is not a complete description of the analyses underlying Credit Suisse's opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. Credit Suisse arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis. Accordingly, Credit Suisse believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying its analyses and opinion.

        In its analyses, Credit Suisse considered industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond AmeriCredit's control. No company, transaction or business used in Credit Suisse's analyses is identical to AmeriCredit or the proposed merger, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions analyzed. The estimates contained in Credit Suisse's analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, Credit Suisse's analyses are inherently subject to substantial uncertainty.

        Credit Suisse was not requested to, and it did not, recommend the specific consideration payable in the proposed merger, which merger consideration was determined through negotiations between AmeriCredit and General Motors, and the decision to enter into the merger agreement was solely that of the Special Committee and the Board. Credit Suisse's opinion and financial analyses were only one of many factors considered by the Special Committee in its evaluation of the proposed merger and should not be viewed as determinative of the views of the Special Committee, Board or management with respect to the merger or the merger consideration.

        The following is a summary of the material financial analyses reviewed with the Special Committee on July 21, 2010 in connection with Credit Suisse's opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand Credit Suisse's financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Credit Suisse's financial analyses.

  Selected Companies Analysis

        Credit Suisse reviewed financial and stock market information for AmeriCredit and the following 14 selected publicly traded companies with operations in whole or in part in the automobile and sub-prime automobile finance industry, consumer and/or student lending industry or small-cap consumer lending industry:

Sub-Prime Automobile Finance Companies	Banks with Automobile Finance Exposure
• Credit Acceptance Corporation	• Banco Santander, S.A. • Capital One Financial Corporation • Wells Fargo & Company

Consumer / Student Lenders	Small-Cap Consumer Lenders
• American Express Company • Discover Financial Services • NelNet, Inc. • SLM Corporation	• Advance America, Cash Advance Centers, Inc. • Cash America International, Inc. • Dollar Financial Corp. • EZCORP, Inc. • First Cash Financial Services, Inc. • World Acceptance Corporation

        Credit Suisse reviewed, among other things, equity values of the selected companies, based on closing stock prices on July 20, 2010, as multiples of calendar years 2010 and 2011 estimated earnings per share, referred to as EPS, and tangible book value as of the most recent publicly available quarter. Credit Suisse then applied a range of selected multiples of calendar years 2010 and 2011 estimated EPS and a range of selected multiples of tangible book value as of the most recent publicly available quarter derived from the selected companies to AmeriCredit's calendar years 2010 and 2011 estimated EPS and tangible book value as of March 31, 2010, respectively. Financial data for the selected companies were based on publicly available research analysts' estimates, public filings and other publicly available information. Financial data for AmeriCredit were based on publicly available research analysts' estimates, public filings and, in the case of EPS estimates, both internal estimates of AmeriCredit's management and publicly available research analysts' median EPS estimates. This analysis indicated the following implied per share reference ranges for AmeriCredit as compared to the per share merger consideration:

Implied Per Share Reference Ranges Based On:
		Per Share Merger Consideration
EPS	Tangible Book Value
$13.21 - $22.03	$23.56 - $29.65	$24.50

  Selected Transactions Analysis

        Credit Suisse reviewed financial information for the following 12 selected transactions involving companies with operations in whole or in part in the prime, non-prime or sub-prime automobile finance industry or diversified consumer finance industry:

Prime / Non-Prime Automobile Finance Transactions
Acquiror	Target
• Wachovia Corporation	• Westcorp
• Private Equity Consortium	• General Motors Acceptance Corporation
• Capital One Financial Corporation	• Onyx Acceptance Corporation

Sub-Prime Automobile Finance Transactions
Acquiror	Target
• AmeriCredit Corp.	• Long Beach Acceptance Corp.
• Banco Santander, S.A.	• Drive Financial Services LP
• Private Equity Consortium	• Triad Financial Corporation

Diversified Consumer Finance Transactions
Acquiror	Target
• HSBC Holdings plc	• Metris Companies Inc.
• Bank of America Corporation	• MBNA Corporation
• Washington Mutual, Inc.	• Providian Financial Corporation
• CitiFinancial Credit Company	• Washington Mutual Finance Corporation
• Citigroup Inc.	• Sears Credit Card and Financial Products business
• HSBC Holdings plc	• Household International Inc.

        Credit Suisse reviewed, among other things, transaction values, calculated as the purchase prices paid for the target companies in the selected transactions, as multiples of the target companies' latest 12 months and next 12 months net income and as a multiple of tangible book value as of the most recently completed accounting period prior to public announcement of the relevant transaction. Credit Suisse also reviewed, for the selected transactions referenced above and the following five additional selected transactions involving the sale of automobile finance portfolios, the premiums paid in each of the selected transactions over tangible book value as a percentage of managed receivables as of the most recent completed accounting period prior to public announcement of the relevant transaction, referred to as premium to actual managed receivables:

Automobile Portfolio Sale Transactions
Acquiror	Seller
• Banco Santander, S.A.	• Citigroup, Inc.
• Banco Santander, S.A.	• United PanAm Financial Corp.
• Banco Santander, S.A.	• Triad Financial Corporation
• Wells Fargo & Company	• Pacific Capital Bancorp
• Merrill Lynch Bank USA	• E-Loan, Inc.

        Credit Suisse then applied ranges of selected multiples derived from the selected transactions of latest 12 months and next 12 months net income to AmeriCredit's estimated EPS for the latest 12 months ended June 30, 2010 and next 12 months ending June 30, 2011, respectively, a range of selected multiples derived from the selected transactions of tangible book value to AmeriCredit's tangible book value as of March 31, 2010 and a range of selected premiums to actual managed receivables derived from the selected transactions to AmeriCredit's managed receivables as of March 31, 2010. Financial data for the selected transactions were based on publicly available information at the time of announcement of the relevant transaction. Financial data for AmeriCredit were based on public filings and internal estimates of AmeriCredit's management. This analysis indicated the following implied per share reference ranges for AmeriCredit, as compared to the per share merger consideration:

Implied Per Share Reference Ranges Based On:
EPS	Tangible Book Value	Premium to Managed Receivables	Per Share Merger Consideration
$14.39 - $20.08	$18.85 - $30.52	$15.88 - $28.37	$24.50

  Dividend Discount Analysis

        Credit Suisse performed a dividend discount analysis of AmeriCredit to calculate the estimated present value of distributable cash flow that AmeriCredit could generate over fiscal years ending June 30, 2011 through June 30, 2020 based on internal estimates of AmeriCredit's management. Credit Suisse calculated terminal value ranges for AmeriCredit by applying a range of terminal value multiples of 10.0x to 13.0x to AmeriCredit's estimated terminal year net income based on AmeriCredit's average after-tax return on average managed receivables for fiscal years 1998 through 2010 as applied to AmeriCredit's fiscal year 2021 average managed receivables balance estimated by AmeriCredit's management. Distributable cash flows and terminal values were then discounted to present values using discount rates ranging from 10.0% to 13.0%. This analysis indicated the following implied per share equity reference range for AmeriCredit, as compared to the per share merger consideration:

Implied Per Share Reference Range	Per Share Merger Consideration
$19.70 - $26.14	$24.50

  Miscellaneous

        The Special Committee selected Credit Suisse to act as its financial advisor in connection with the merger based on Credit Suisse's qualifications, experience, reputation and familiarity with AmeriCredit. Credit Suisse is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes.

        AmeriCredit has agreed to pay Credit Suisse for its financial advisory services to the Special Committee in connection with the proposed merger a customary fee, a portion of which was payable upon delivery of Credit Suisse's opinion and a significant portion of which was payable upon execution of the merger agreement. In addition, AmeriCredit has agreed to reimburse Credit Suisse for its reasonable expenses, including fees and expenses of legal counsel, and to indemnify Credit Suisse and related parties for certain liabilities and other items, including liabilities under the federal securities laws, arising out of or related to its engagement. Credit Suisse and its affiliates in the past have provided and currently are providing investment banking and other financial services to AmeriCredit and its affiliates unrelated to the proposed merger, for which Credit Suisse and its affiliates have received and expect to receive compensation, including, during the two years preceding the date of Credit Suisse's opinion, (1) having acted as joint bookrunner, co-manager and/or agent in connection with certain debt offerings of affiliates of AmeriCredit in 2009 and 2010 and (2) acting as a lender under certain credit facilities of AmeriCredit. Credit Suisse and its affiliates may have provided other financial advice and services, and may in the future provide financial advice and services, to AmeriCredit, General Motors and their respective affiliates for which Credit Suisse and its affiliates have received, and expect to receive, compensation, including, since the date of Credit Suisse's opinion, acting as a co-manager in connection with an automobile receivables-backed securities offering by an affiliate of AmeriCredit and acting as a joint bookrunner in connection with the initial public offering of General Motors. Credit Suisse is a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, Credit Suisse and its affiliates may acquire, hold or sell, for Credit Suisse's and its affiliates own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of AmeriCredit, General Motors and their respective affiliates and any other company that may be involved in the merger, as well as provide investment banking and other financial services to such companies.

 Financial Projections

        AmeriCredit does not, as a matter of course, make public projections as to future performance, earnings or other results due to, among other reasons, the unpredictability of the underlying assumptions and estimates. However, we have included certain financial projections in this proxy statement to provide our shareholders with access to certain non-public financial projections that AmeriCredit provided to GM Holdings and its advisors in connection with the merger. We also provided financial projections to the Board, the Special Committee and their respective financial advisors.

        In April 2010, in the ordinary course of business, management prepared quarterly projections of AmeriCredit's standalone financial performance for the fourth quarter of fiscal year ending June 30, 2010 and for the full fiscal years ending June 30, 2011 through June 30, 2017. These projections were prepared in a manner consistent with the methodologies historically used by AmeriCredit for its internal forecasting and budgeting purposes. Although management typically prepares projections for up to seven years, we have historically only presented shorter-term projections to our Board, and externally to banks and rating agencies. On June 26, 2010, projections covering fiscal years 2010 through 2013, updated for April actual performance (the "Base Case Projections"), were provided to GM.

        In July 2010, management prepared projections of AmeriCredit's standalone financial performance for fiscal years ending June 30, 2018 through June 30, 2020. These additional years of projections were prepared solely to facilitate the financial analyses performed by the Board's and the Special Committee's respective financial advisors and were used solely in the preparation of such analyses. These additional years were combined with projections for fiscal years 2014 through 2017 (the "Long-Term Projections" and, together with the Base Case Projections, the "Projections"). The Long-Term Projections were prepared in a manner consistent with the Base Case Projections. Both the Base Case Projections and the Long-Term Projections were reviewed by the Board, the Special Committee and their respective financial advisors in connection with the proposed merger and were based on assumptions that AmeriCredit management considered to be reasonable. However, the Projections cover multiple years and by their nature become less predictive with each successive year. A summary of the Projections is set forth below.

        The assumptions upon which the Projections set forth below were based necessarily involve judgments with respect to, among other things, future economic and competitive conditions and financial market conditions, which are difficult to predict accurately and many of which are beyond AmeriCredit's control.

        AmeriCredit provided the Projections to the financial advisors and authorized the advisors to rely on, and they did rely on, the Projections in their respective financial analyses and opinions. While presented with numeric specificity, there can be no assurance that the Projections will be realized, however, and actual results may vary materially from those shown. Important factors that may affect actual results and result in the Projections not being achieved include, but are not limited to, the risks described in AmeriCredit's most recent annual and quarterly reports filed with the SEC on Forms 10-K and 10-Q, respectively, and in this proxy statement under the heading "Cautionary Statement Concerning Forward-Looking Information." Furthermore, the Projections should not be construed as commentary by AmeriCredit's management as to how management expects AmeriCredit's actual results to compare to Wall Street research analysts' estimates.

        The Projections included in this proxy statement have been prepared by, and are the responsibility of, AmeriCredit's management. The Projections were not prepared with a view toward public disclosure and, accordingly, do not necessarily comply with published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts, or generally accepted accounting principles. Deloitte & Touche LLP, AmeriCredit's independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to the Projections and does not express an opinion or any form of assurance with respect thereto.

        The summary of the Projections is not being included in this proxy statement to influence an AmeriCredit shareholder's decision whether to vote in favor of the proposal to adopt and approve the merger agreement. The inclusion of the Projections in this proxy statement also should not be regarded as an indication that AmeriCredit, General Motors or any of their respective affiliates, advisors or representatives considered or consider the Projections to be predictive of actual future events, and the Projections should not be relied on as such. None of AmeriCredit, General Motors or any of their respective affiliates, advisors, officers, directors or representatives can give any assurance that actual results will not differ from these Projections, and none of them undertakes any obligation to update or otherwise revise or reconcile the Projections to reflect circumstances existing after the date such Projections were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the Projections are shown to be in error. Neither AmeriCredit nor General Motors intends to make publicly available any update or other revision to the Projections, except as required by law. None of AmeriCredit, General Motors or any of their respective affiliates, advisors, officers, directors or representatives has made or makes any representation to any shareholder or other person regarding the ultimate performance of AmeriCredit compared to the information contained in the Projections or that projected results will be achieved. AmeriCredit has made no representation to GM, in the merger agreement or otherwise, concerning the Projections.

AmeriCredit shareholders are cautioned not to place undue reliance on the projected financial information included in this proxy statement.

 Projected Financial Information

($ in millions)

	Base Case Projections				Long-Term Projections
	FY2010	FY2011	FY2012	FY2013	FY2014	FY2015	FY2016	FY2017	FY2018	FY2019	FY2020
Total Originations	$2,084	$4,000	$5,600	$6,900	$7,400	$7,422	$7,422	$7,422	$7,422	$7,422	$7,422
Average Auto Receivables	$9,482	$8,621	$9,315	$11,147	$13,279	$14,765	$15,568	$15,906	$16,063	$16,203	$16,304
Allowance for Loan Losses	$599	$484	$514	$615	$718	$801	$845	$866	$874	$881	$885
Net Credit Losses	$726	$573	$490	$506	$602	$707	$779	$818	$826	$833	$839
(% of average auto receivables)	7.7%	6.6%	5.3%	4.5%	4.5%	4.8%	5.0%	5.1%	5.1%	5.1%	5.1%
Net Income	$186	$170	$249	$362	$460	$515	$556	$576	$598	$605	$610

Interests of Certain Persons in the Merger

        In considering the recommendation of the Board with respect to the merger, you should be aware that certain of AmeriCredit's directors and executive officers have interests in the merger that may be different from, or in addition to, the interests of our shareholders generally. The Board was aware of these differing interests and considered them, among other matters, in reaching its decision to approve the merger agreement and the merger and to recommend that you vote in favor of adopting the merger agreement and approving the merger. These interests, to the extent material, are described below.

  Existing Employment Agreements with AmeriCredit

        AmeriCredit has entered into employment agreements with each of Messrs. Morris, Berce, Choate, Bowman, Birch and Mock that provide for, among other things, specified payments in case of termination of employment. The terms and conditions of each employment agreement were negotiated between AmeriCredit and the respective executive officer. On April 27, 2010, the Compensation Committee of AmeriCredit's Board approved the amended and restated employment agreements, effective as of May 7, 2010, for Messrs. Morris, Berce, Choate, Bowman, Birch and Mock, primarily to ensure that post-employment payments and benefits under the agreements comply with the regulations issued under Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), a section of the Code that governs certain deferred compensation and severance arrangements.

        The descriptions that follow are qualified in their entirety with respect to the employment agreements for Messrs. Berce, Choate, Bowman, Birch and Mock which have been included as exhibits to AmeriCredit's quarterly report on Form 10-Q for the period ended March 31, 2010, as filed with the SEC on May 7, 2010.

        In the event of a change of control of AmeriCredit and the subsequent termination of the executive without due cause or voluntary termination by the executive during the twelve (12) months following the change of control, Messrs. Morris, Berce, Choate, Bowman, Birch and Mock would be entitled to receive termination payments. For Messrs. Morris and Berce, termination payments consist of the remainder of his current fiscal year's salary (undiscounted) plus the discounted present value (employing an interest rate of 8%) of two additional years' salary. For Messrs. Choate, Bowman, Birch and Mock, termination payments consist of one year's salary (undiscounted) plus the discounted present value (employing an interest rate of 8%) of two additional years' salary. The merger constitutes a change of control under all of the agreements. Under the employment agreements for Messrs. Morris and Berce, "salary" means the highest base salary paid to such executive in any of the seven fiscal years preceding the year in which a change of control occurs plus the highest annual cash bonus or other incentive payment paid to such executive in any of the seven fiscal years preceding the year in which a change of control occurs. Under the employment agreements for Messrs. Choate, Bowman, Birch and Mock, "salary" means the base salary paid to such executive prior to the change of control plus the average annual cash bonuses or other cash incentive compensation paid to such executive for the three fiscal years immediately preceding the year in which a change of control occurs. See footnotes 3 and 4 to the table under the heading "Payments upon Change of Control" for a discussion of the treatment of the termination payments in the merger.

        The employment agreements for Messrs. Morris, Berce, Choate, Bowman, Birch and Mock have incorporated language requiring compliance with Section 409A of the Code which could result in delays of the payments discussed above.

        Included in the employment agreements for Messrs. Morris, Berce, Choate, Bowman, Birch and Mock is a covenant of the employee not to compete with AmeriCredit during the term of his employment and for a period of three years from the date on which he ceased to be employed as a result of a termination that occurs within twelve months after a change of control.

  Employment Arrangements with AmeriCredit Following the Merger

        At the time of the execution of the merger agreement, eight members of our senior management team entered into binding term sheets that specified the terms of their post-closing employment with AmeriCredit. These include Messrs. Berce, Choate, Bowman, Birch and Mock and three other senior executives. Prior to the closing of the merger, the executive officers will enter into new employment agreements with AmeriCredit that will provide for their continued employment for three years on terms and conditions consistent with the term sheets. The employment agreements will not provide for additional termination, severance or change of control payments. The following table sets forth the terms of executive officers' continued employment for three years with AmeriCredit:

Name	Title	Annual Base Salary($)	Annual Bonus Target($)(1)	Annual Equity Grant($)(2)	GM Salary Stock Grant($)(3)
Daniel E. Berce	President and CEO	950,000	1,187,500	1,000,000	3,683,750
Chris A. Choate	Executive Vice President, Chief Financial Officer and Treasurer	460,000	575,000	750,000	2,817,411
Steven P. Bowman	Executive Vice President, Chief Credit and Risk Officer	380,000	356,250	500,000	1,841,875
Kyle R. Birch	Executive Vice President, Dealer Services	350,000	328,125	500,000	1,841,875
Brian S. Mock	Executive Vice President, Collections	350,000	328,125	500,000	1,841,875

(1)
Subject to applicable performance metrics as determined by GM and AmeriCredit's CEO.

(2)
Beginning with the 2012 equity grant, grant date fair value target for each of the last two years of the new employment agreement with grant date at the same time as GM equity grants to other GM executives.

(3)
A one-time grant to be made in equal installments in accordance with AmeriCredit's payroll practices during the period beginning January 1, 2011 and ending June 30, 2012 to be made in salary stock units, granted in accordance with GM's salary stock issuance procedure. The salary stock units will be transferred over three years beginning in 2012 and ending in 2015. Any unearned salary stock units will be granted at the end of the quarter in which a termination of employment occurs by AmeriCredit without due cause or by the executive officer upon constructive termination.

        In addition, Mr. Berce has agreed to eliminate all gross-ups, certain annual payments, company paid personal use of the AmeriCredit plane, city club membership reimbursements and the annual legal and accounting services allowances.

        All compensation and benefits payable to the executives are subject to the Interim Final Rule, TARP Standards for Compensation and Corporate Governance and any applicable interpretations or guidance of the Special Master for TARP Executive Compensation. GM has agreed to use its reasonable best efforts to cause AmeriCredit to provide the executive officers with compensation or benefits substantially equivalent to those set forth in the term sheets if the compensation or benefits payable to an executive officer is impacted by the Interim Final Rule or any decisions of the Special Master.

  Payments upon Change of Control

        The following table shows the benefits under the arrangements between the executive officers and AmeriCredit that would be received by each of the executive officers, assuming the merger closes on September 30, 2010:

	Total Cash Value of Company Stock Awards($)(1)	Total Cash Value of Company Stock Options($)(2)	Payment In Connection With Termination of Severance Pay Provisions($)(3)	Special Payment($)(4)	Deferred Compensation Payment($)(5)	Total($)
Clifton H. Morris, Jr.(6)	3,504,595	—	6,314,053	—	—	9,818,648
Daniel E. Berce	6,160,220	—	6,664,833	—	303,596	13,128,649
Chris A. Choate	4,390,247	261,240	2,159,906	2,312,771	1,088,100	10,212,264
Steven P. Bowman	3,080,110	261,240	1,641,223	1,533,174	292,290	6,808,037
Kyle R. Birch	2,802,565	—	1,467,888	1,620,482	—	5,890,935
Brian S. Mock	2,802,565	—	1,467,888	1,542,982	464,871	6,278,306

(1)
Company Stock Awards.    The Company stock awards consist of performance-based restricted stock units ("RSUs") and performance-based phantom stock units ("PSUs"). Subject to any and all applicable performance criteria being satisfied and, except as otherwise agreed in writing by AmeriCredit and GM and the applicable holder thereof, each Company stock award will, at the effective time of the merger, become fully vested and be converted into the right to receive a payment of cash, without interest and less applicable withholding tax, equal to (A) the amount of cash or the value of AmeriCredit's common stock, as applicable, net of any exercise price, base amount or other offset provided in the award agreement with respect to such Company stock award, that would otherwise be payable or deliverable upon the exercise of the Company stock award (as if it were vested) at the effective time of the merger and based on the amount of merger consideration per share of AmeriCredit's common stock subject to or underlying such Company stock award (or if the net amount is not more than zero) with the aggregate amount of such payment rounded to the nearest cent, or if less, (B) the amount to which the holder of such Company stock award would otherwise be entitled under the terms of the applicable award agreement and stock plan. None of the award agreements provide for the payment of a lesser amount. The amounts pertaining to the RSUs and PSUs are governed by the terms of their respective awards. The table does not include RSUs subject to performance goals which were not met and which were cancelled without payment in August 2010.

The table set forth below summarizes the outstanding unvested, as well as the vested but mandatorily deferred RSUs held, as of August 26, 2010, by AmeriCredit's executive officers and the consideration that each of them will receive in connection with the merger, calculated based on the per share merger consideration of $24.50 less the par value per share of $0.01 required to be paid on vesting of each award.

Name	Number of Vested but Deferred RSUs	Total Cash Value of Vested but Deferred RSUs($)	2009 RSU/PSU Award($)(a)	Total Cash Value of Company Stock Awards($)
Clifton H. Morris, Jr.	34,666	848,970	2,655,625	3,504,595
Daniel E. Berce	34,666	848,970	5,311,250	6,160,220
Chris A. Choate	17,333	424,485	3,965,762	4,390,247
Steven P. Bowman	17,333	424,485	2,655,625	3,080,110
Kyle R. Birch	6,000	146,940	2,655,625	2,802,565
Brian S. Mock	6,000	146,940	2,655,625	2,802,565

(a)
Calculated based on the per share merger consideration of $24.50 for the RSU awards and based on the forecast book value per share as of September 30, 2010 of $18.00 for the PSU awards. The numbers of RSUs and PSUs underlying the awards are as follows: Berce: 125,000 RSUs and 125,000 PSUs; Choate 93,334 RSUs and 93,334 PSUs; Morris, Bowman, Birch, and Mock: 62,500 RSUs and 62,500 PSUs.
(2)
Company Stock Options.    As with stock options held by all other employees, except as otherwise agreed in writing by AmeriCredit and GM and the applicable holder thereof, at the effective time of the merger, each Company stock option will become fully vested and be converted into the right to receive a payment of cash, without interest and less applicable withholding tax, equal to (A) the product of the total number of shares subject to a Company stock option and the excess, if any, of $24.50 over the exercise price per share of the Company stock option, or if less, (B) the amount to which the holder of such Company stock option would otherwise be entitled under the terms of the applicable option grant and option plan. At the effective time of the merger, each outstanding Company stock option with an exercise price per share that exceeds $24.50 will be canceled without any payment or consideration. None of the outstanding option awards provide for the payment of a lesser amount.

The merger agreement provides that, prior to the effective time, the Compensation Committee or the Board will take actions to settle and/or otherwise provide for the treatment of all outstanding Company stock options, rights under AmeriCredit's Employee Stock Purchase Plan and Company stock awards, in each case in accordance with the terms of the merger agreement. The table set forth below summarizes the outstanding Company stock options held, as of August 26, 2010, by AmeriCredit's executive officers and the consideration that each of them will receive in connection with the merger and the cash-out of their options, calculated based on the per share merger consideration of $24.50.

Name	Number of Shares Subject to Options	Exercise Price per Share of Options($)	Total Cash Value of All Options($)
Clifton H. Morris, Jr.	—	—	—
Daniel E. Berce	—	—	—
Chris A. Choate	12,800	45.27	—
	31,100	16.10	261,240
Steven P. Bowman	12,800	45.27	—
	31,100	16.10	261,240
Kyle R. Birch	5,800	45.27	—
Brian S. Mock	6,720	35.88	—
(3)
Severance Pay Provisions.    At or immediately prior to the effective time of the merger, the Compensation Committee of the Board will terminate the severance pay provisions included in the employment agreements of Messrs. Morris, Berce, Choate, Bowman, Birch, Mock and three other senior executives in accordance with the requirements of Treasury Regulation § 1.409A-3(j)(4)(ix)(B). As required by Treasury Regulation § 1.409A-3(j)(4)(ix)(B), the amount of severance which would have been otherwise payable to Messrs. Morris, Berce, Choate, Bowman, Birch, Mock and three other senior executives upon a separation from service will be paid at the effective time of the merger (with respect to Mr. Morris, on the first day of the seventh month following his separation from service), and in no event any later than the date that is 12 months after the date the Compensation Committee of the Board terminates the severance pay provisions.

(4)
Amendments to Existing Employment Agreements.    The existing employment agreements with each of the named executive officers provide that if (a) there is a change of control or in the ownership of a substantial portion of the assets of AmeriCredit (within the meaning of Section 280G(b)(2)(A) of the Code) and (b) the payments otherwise to be made pursuant to the employment agreements (the "Termination Payments"), equity-based compensation agreements and any other payments or benefits otherwise to be paid to an executive officer in the nature of compensation or received by or for the benefit of the executive officer and contingent upon such event would create an "excess parachute payment" within the meaning of Section 280G of the Code, then AmeriCredit will make the Termination Payments in substantially equal installments, such that the aggregate present value of all Termination Payments, will be as close as possible to, but not exceed, 299% of the executive officer's base amount, within the meaning of Section 280G of the Code.

At or immediately prior to the effective time of the merger, the Compensation Committee will take actions that amend the employment agreements of Messrs. Choate, Bowman, Birch, Mock and three other senior executives to the extent necessary to remove the provision that limits amounts that can be paid due to the payments being an "excess parachute payment" within the meaning of Section 280G of the Code.

Further, irrespective of the amendments by the Compensation Committee removing the provision that limits the Termination Payments, the provision that would have provided for payment of the Termination Payments as installment payments will be inapplicable because, as discussed above, the Termination Payments will be paid upon termination of the severance pay provisions in the existing employment agreements at the effective time of the merger (and in no event any later than the date that is 12 months after the date the Compensation Committee of the Board terminates the severance pay provisions, as is required by Treasury Regulation § 1.409A-3(j)(4)(ix)(B)).

Additionally, at or immediately prior to the effective time of the merger, the Compensation Committee will make special payments to Messrs. Choate, Bowman, Birch and Mock and three other senior executives to offset certain excise taxes under Section 4999 of the Code as a result of the application of Section 280G of the Code related to payments resulting from the above actions.

(5)
Non-Qualified Deferred Compensation Plans.    AmeriCredit sponsors a non-qualified deferred compensation plan, which is a voluntary plan where vice presidents and above (including our executive officers) can defer part or all of their base annual salary and cash payments under the Senior Executive Bonus Plan. Upon the completion of the merger and in accordance with plan documents the plan will be terminated and all participant amounts will be distributed. The amounts listed in the table above are based upon valuations as of August 26, 2010.

(6)
Mr. Morris will resign his employment from AmeriCredit upon completion of the merger.

  Non-Employee Director Arrangements

        The table set forth below summarizes the outstanding vested but mandatorily deferred and unvested RSUs held, as of August 26, 2010, by AmeriCredit's non-employee directors and the consideration that each of them will receive in connection with the merger, calculated based on the per share merger consideration of $24.50 and a purchase price per share of $0.01.

Name	Number of Vested but Deferred RSUs	Number of Unvested RSUs	Total Cash Value of RSUs($)
John R. Clay	40,500	3,500	1,077,560
Ian M. Cumming	21,700	3,500	617,148
A.R. Dike	40,500	3,500	1,077,560
James H. Greer	40,500	3,500	1,077,560
Douglas K. Higgins	40,500	3,500	1,077,560
Kenneth H. Jones, Jr.	40,500	3,500	1,077,560
Robert B. Sturges	2,100	2,100	102,858
Justin R. Wheeler	21,700	3,500	617,148

        The table set forth below summarizes the outstanding Company stock options held, as of August 26, 2010, by AmeriCredit's non-employee directors and the consideration that each of them will receive in connection with the merger and the cash-out of their options, calculated based on the per share merger consideration of $24.50.

Name	Number of Shares Subject to Options	Exercise Price per Share of Options($)	Total Cash Value of All Options($)
John R. Clay	20,000	13.55	219,000
	20,000	19.57	98,600
	20,000	22.58	38,400
Ian M. Cumming	—	—	—
A.R. Dike	20,000	28.44	—
	20,000	19.57	98,600
	20,000	22.58	38,400
James H. Greer	20,000	28.44	—
	20,000	16.10	168,000
	20,000	7.24	345,200
	20,000	13.55	219,000
	20,000	19.57	98,600
	20,000	22.58	38,400
Douglas K. Higgins	20,000	28.44	—
	20,000	16.10	168,000
	20,000	7.24	345,200
	20,000	13.55	219,000
	20,000	19.57	98,600
	20,000	22.58	38,400
Kenneth H. Jones, Jr.	20,000	28.44	—
	20,000	13.55	219,000
	20,000	19.57	98,600
	20,000	22.58	38,400
Robert B. Sturges	—	—	—
Justin R. Wheeler	—	—	—

        If directors are to be elected at a meeting of AmeriCredit's shareholders prior to the closing date of the merger, AmeriCredit has the right for its Nominating and Corporate Governance Committee of the Board to adopt a non-employee director compensation program for fiscal 2011, pursuant to which, substantially contemporaneously with such meeting and in accordance with past practice, each outside director will receive an award of restricted stock units with a grant date equity value of $125,000 multiplied by a fraction, the numerator of which is the number of days from the grant date to December 31, 2010, and the denominator of which is 365. The number of RSUs granted is determined by dividing the closing stock price on the grant date into the equity value and rounded up to the next 100.

  Indemnification and Insurance

        The merger agreement provides that for a period of six years after the effective time of the merger, GM Holdings and the surviving corporation will maintain in effect the exculpation, indemnification and advancement of expenses and arrangement of self-insurance provisions of AmeriCredit's and any of its subsidiaries' organizational documents in effect immediately prior to the effective time or in any indemnification agreements of AmeriCredit or its subsidiaries with any of their respective current or former directors, officers or employees in effect as of the date of the merger agreement with respect to actions or omissions taken at or prior to the effective time. Each of the Amended and Restated Indemnification Agreements dated as of January 28, 2010, between AmeriCredit and each member of AmeriCredit's Board will remain in effect for a period of 10 years after the effective time of the merger.

        From and after the effective time of the merger and to the fullest extent permitted by law, GM Holdings and the surviving corporation will indemnify (and advance funds) each current and former director and officer of AmeriCredit or any of its subsidiaries, with respect to acts or omissions of the indemnified party occurring at or prior to the effective time and with respect to current and former directors occurring before or after the effective time, in connection with such persons serving as an officer, director or other fiduciary of AmeriCredit or any other entity if such service was at the request of or for the benefit of AmeriCredit or any of its subsidiaries to the same extent as provided in AmeriCredit's and any of its subsidiaries' organizational documents in effect immediately prior to the effective time or in any indemnification agreements of AmeriCredit or its subsidiaries in effect as of the date of the merger agreement.

        Any indemnified person to whom amounts are advanced will provide an undertaking to repay any advances made to the extent required by law. For a period of six years from the effective time, GM Holdings will either:

  •
  cause to be maintained in effect the current policies of directors' and officers' liability insurance and fiduciary liability insurance maintained by AmeriCredit and its subsidiaries, or

  •
  cause the surviving corporation to provide substitute policies or cause the surviving corporation to purchase a "tail policy,"

in either case on terms and conditions no less favorable than such existing policies, provided that after the effective time such persons will not be required to pay more than 300% of the last annual premium paid by AmeriCredit prior to the date of the merger agreement. If the surviving corporation purchases a "tail policy" and the same coverage costs more than 300% of the last annual premium, the surviving corporation will purchase as much insurance coverage as can be obtained within the 300% cap.

        GM Holdings and the surviving corporation will indemnify and pay in advance all reasonable expenses, including reasonable attorneys' fees and expenses, that an indemnified person may incur in enforcing the indemnity and other obligations described above, provided that the indemnified person first provides 10 days' advance written notice to GM Holdings. The merger agreement provides that the foregoing rights of each indemnified person will survive the effective time of the merger and are enforceable by present or former officers or directors of AmeriCredit or its subsidiaries.

 Material U.S. Federal Income Tax Consequences of the Merger

        The following are the material U.S. federal income tax consequences of the merger to U.S. holders of AmeriCredit's common stock whose shares are converted to cash in the merger. This discussion does not address the consequences of the merger under the tax laws of any state, local or foreign jurisdiction or U.S. federal laws other than U.S. federal income tax laws and does not address tax considerations applicable to holders of preferred stock, stock options, restricted stock, restricted stock units or to holders who receive cash pursuant to the exercise of dissenters' rights. In addition, this discussion does not describe all of the U.S. federal income tax consequences that may be relevant to particular classes of taxpayers, including persons who are not citizens or individual residents of the United States, persons who are subject to alternative minimum tax or whose functional currency is not the U.S. dollar, persons who acquired their shares of AmeriCredit's common stock through the exercise of an employee stock option or otherwise as compensation, persons who hold their shares as part of a hedge, straddle or conversion transaction, persons whose shares are not held as a capital asset for tax purposes or persons who are otherwise subject to special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as financial institutions, mutual funds, tax-exempt organizations, insurance companies, dealers in securities or foreign currencies or traders in securities who elect to apply a mark-to-market method of accounting.

        This discussion is based on the Code, administrative pronouncements, judicial decisions and final, temporary and proposed Treasury Regulations, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Any such change could alter the U.S. federal income tax consequences to you as described herein.

        For purposes of this discussion, a U.S. holder means a beneficial owner of AmeriCredit's common stock who is:

  •
  an individual who is a citizen or resident of the United States;

  •
  a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in the United States or under the laws of the United States or any subdivision thereof;

  •
  an estate the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

  •
  a trust (a) that is subject to the primary jurisdiction of a court within the United States and the control of one or more United States persons or (b) that has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

        The U.S. federal income tax consequence to a partner in an entity or arrangement treated as a partnership, for U.S. federal income tax purposes, that holds AmeriCredit's common stock generally will depend on the status of the partner and the activities of the partnership. Partners in a partnership holding AmeriCredit's common stock are urged to consult their own tax advisors.

        The receipt of cash for shares of AmeriCredit's common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, if you receive cash in exchange for your shares of AmeriCredit's common stock pursuant to the merger, you will recognize capital gain or loss equal to the difference, if any, between the cash received (before reduction for any applicable withholding tax) and your adjusted tax basis in the shares exchanged in the merger. Gain or loss will be determined separately for each block of your shares (i.e., shares acquired at the same cost in a single transaction). Such gain or loss will be long-term capital gain or loss if your holding period for such shares is more than one year at the time of the consummation of the merger. The deductibility of capital losses is subject to limitations.

        In general, information returns will be filed with the Internal Revenue Service in connection with payments to you pursuant to the merger, unless you are an exempt recipient. You may be subject to backup withholding at a 28% rate on the receipt of cash pursuant to the merger. In general, backup withholding will only apply if you fail to furnish a correct taxpayer identification number, or otherwise fail to comply with applicable backup withholding rules and certification requirements. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowable as a refund or credit against your U.S. federal income tax liability provided you timely furnish the required information to the Internal Revenue Service.

        The U.S. federal income tax discussion set forth above is included for general information only and is based upon present law. Due to the individual nature of tax consequences, you are urged to consult your own tax advisor as to the specific tax consequences to you of the merger, including the effects of applicable foreign, state, local and other tax laws.

Required Antitrust Approvals

        Under the HSR Act and the rules promulgated thereunder, GM Holdings and AmeriCredit cannot complete the merger until they notify and furnish information to the Federal Trade Commission and the Antitrust Division, and specified waiting period requirements are satisfied. AmeriCredit and GM Holdings have filed the notification and report forms under the HSR Act with the Federal Trade Commission and the Antitrust Division. AmeriCredit and GM Holdings have been notified that the waiting period under the HSR Act has been terminated effective as of August 13, 2010.

        The merger agreement provides that GM Holdings and the Company will use reasonable best efforts to ensure that any filings, consents, approvals and authorizations required under any foreign antitrust law will be submitted and obtained, and any applicable waiting period thereunder will be satisfied. GM Holdings and the Company have determined that no such foreign filings are required. Private parties may also bring actions under the antitrust laws under certain circumstances.

        Under the merger agreement, both AmeriCredit and GM Holdings have each agreed to use reasonable best efforts to take or cause to be taken all actions to obtain all regulatory and governmental approvals necessary, proper or advisable to complete the merger. Notwithstanding that agreement, the merger agreement does not require AmeriCredit or GM Holdings to enter into any settlement or other agreement with any governmental authority in connection with the merger or to divest or take any other action with respect to any subsidiaries of AmeriCredit or GM Holdings or with respect to the businesses, assets or properties of affiliates of AmeriCredit or GM Holdings.

Voting Agreements

        In connection with the transactions contemplated by the merger agreement, contemporaneously with the execution and delivery of the merger agreement, each of the Leucadia Shareholders entered into the Leucadia voting agreement with GM Holdings and merger sub, under which each such shareholder agreed to vote as shareholders in favor of the merger pursuant to the terms and conditions of the Leucadia voting agreement. As of the record date, the shareholders subject to the Leucadia voting agreement owned in the aggregate approximately 25.0% of the voting power of the AmeriCredit common stock.

        In addition, in connection with the transactions contemplated by the merger agreement, contemporaneously with the execution and delivery of the merger agreement, each of the Fairholme Shareholders entered into the Fairholme voting agreement, under which each such shareholder agreed to vote as shareholders in favor of the merger pursuant to the terms and conditions of the Fairholme voting agreement. As of the record date, the shareholders subject to the Fairholme voting agreement owned in the aggregate approximately 17.4% of the voting power of the AmeriCredit common stock.

        As of the record date, the shareholders subject to the Leucadia voting agreement and the Fairholme voting agreement (collectively, the "voting agreements") owned in the aggregate approximately 42.4% of the voting power of the AmeriCredit common stock.

        The following summarizes the material terms of the voting agreements. This summary is qualified in its entirety by reference to the voting agreements filed by Leucadia and Fairholme as exhibits to their respective Schedules 13D, as filed with the SEC on July 23, 2010 and July 22, 2010, respectively.

        The terms of the Leucadia voting agreement obligate the Leucadia Shareholders to (1) appear at the special meeting, including any adjournment, and to cause the shares of AmeriCredit common stock subject to the Leucadia voting agreement to be counted as present for purposes of calculating a quorum, and (2) vote all of the shares of AmeriCredit common stock subject to the Leucadia voting agreement in favor of the adoption of the merger agreement, against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of AmeriCredit contained in the merger agreement, to the extent any such breach would result in a failure of conditions to the consummation of the merger set forth in Section 6.1 and Section 6.3 of the merger agreement to be satisfied and against any action, agreement or transaction that would impede, interfere with, delay, postpone, discourage, frustrate the purposes of or adversely affect the merger or the other transactions contemplated by the merger agreement, except that the Leucadia Shareholders are not required to vote in favor of the merger at the special meeting if, and only if, (1) the Board (or the Special Committee) effects a "change in board recommendation" because of a "superior proposal" (as described under "The Merger Agreement—No Solicitation; Changes in Recommendations"), and (2) the shareholder meeting occurs as contemplated by the merger agreement for the purpose of voting on the merger. The Leucadia Shareholders have agreed that they will not transfer any of the AmeriCredit common stock subject to the Leucadia voting agreement and will comply with the non-solicitation provisions of the merger agreement described under "The Merger Agreement—No Solicitation; Changes in Recommendations"). The Leucadia Shareholders have waived and have agreed not to exercise any rights of dissent and appraisal under the TBOC. The Leucadia voting agreement terminates upon the earlier of (1) the effective time of the merger, (2) the termination of the merger agreement in accordance with its terms and (3) the written agreement of the parties thereto.

        The terms of the Fairholme voting agreement are similar to the terms of the Leucadia voting agreement, except that unlike the Leucadia voting agreement: (1) the Fairholme Shareholders are required to vote all of the shares of AmeriCredit common stock subject to the Fairholme voting agreement in favor of the merger at the special meeting notwithstanding a change in board recommendation, (2) the restrictions on transfer of the shares of AmeriCredit common stock subject to the Fairholme voting agreement expire as of the record date established by the Board for determining which holders of AmeriCredit common stock are entitled to vote on the merger, and (3) any transfer of the AmeriCredit common stock subject to the Fairholme voting agreement is subject to the obligation of the transferring Fairholme Shareholder to provide two business days advance notice to GM Holdings of any proposed transfer and GM Holdings has the right to buy such shares at a price per share equal to the per share closing price of the AmeriCredit common stock on the business day immediately prior to the date that GM Holdings delivers notice to the transferring Fairholme Shareholder of its election to purchase such shares included in the notice given by the transferring Fairholme Shareholder. In addition, the Fairholme Shareholders also granted GM Holdings an irrevocable proxy to vote the shares of AmeriCredit common stock that are subject to the Fairholme voting agreement in accordance with the terms of the Fairholme voting agreement. With respect to 30,800 shares of AmeriCredit common stock that are currently held in individually managed accounts managed by FCM and Bruce R. Berkowitz and for which FCM and Bruce R. Berkowitz have the right to vote, such shares are subject to the voting and proxy provisions and the transfer restrictions only for so long as such shares are held in such individually managed accounts and subject to FCM's and Bruce R. Berkowitz's right to vote such shares.

Litigation Related to the Merger

        On July 27, 2010, an action styled Robert Hatfield, Derivatively on behalf of AmeriCredit Corp. vs. Clifton H. Morris, Jr., et. al., was filed in the District Court of Tarrant County, Texas (the "Hatfield Case").

GM Holdings and General Motors (the "GM Entities") are two of the named defendants. In the Hatfield Case, the plaintiff alleges, among other allegations, that the individual defendants, who are members of the Board, breached their fiduciary duties with regards to the proposed transaction between the Company and GM Holdings. The GM Entities are alleged to have aided and abetted the alleged breach of fiduciary duty by the individual defendants (officers and directors of AmeriCredit). Among other relief, the complaint seeks to enjoin the closing of the transaction, to require the Company rescind the transaction and the recovery of attorney fees and expenses.

        On July 28, 2010, an action styled Labourers' Pension Fund of Central and Eastern Canada, on behalf of itself and all others similarly situated v. AmeriCredit Corp., et. al., was filed in the District Court of Tarrant County, Texas (the "Labourers' Pension Fund Case"). General Motors is one of the named defendants. In the Labourers' Pension Fund Case, the plaintiff seeks class action status and alleges that members of the Board breached their fiduciary duties in negotiating and approving the proposed transaction between the Company and GM Holdings. General Motors is alleged to have aided and abetted the alleged breach of fiduciary duty. Among other relief, the complaint seeks to enjoin both the transaction from closing as well as a shareholder vote on the proposed and seeks the recovery of damages on behalf of shareholders and the recovery of attorney fees and expenses. The court has not yet determined whether the case may be maintained as a class action.

        On August 6, 2010, an action styled Carla Butler, Derivatively on behalf of AmeriCredit Corp. vs. Clifton H. Morris, Jr., et. al., was filed in the District Court of Tarrant County, Texas (the "Butler Case"). The GM Entities are two of the named defendants. In the Butler Case, like previously filed litigation related to the proposed transaction between the Company and GM Holdings, the complaint alleges that individual officers and directors of the Company breached their fiduciary duties. The GM Entities are alleged to have breached a fiduciary duty and to have aided and abetted the individual defendants in usurping a corporate opportunity. Among other relief, the complaint seeks to rescind the transaction and enjoin its consummation and also to award plaintiff costs and disbursements including attorneys' and expert fees.

        On August 24, 2010, an action styled Asbestos Workers Local 42 Pension Fund vs. Clifton H. Morris, et. al., was filed in the District Court of Tarrant County, Texas (the "Asbestos Workers Case"). The GM Entities are two of the named defendants. In the Asbestos Workers Case, like previously filed litigation related to the proposed transaction between the Company and GM Holdings, the complaint alleges that individual officers and directors of the Company breached their fiduciary duties. The GM Entities are alleged to have breached a fiduciary duty and to have aided and abetted the individual defendants in usurping a corporate opportunity. Among other relief, the complaint seeks to rescind the transaction and enjoin its consummation and also to award plaintiff costs and disbursements including attorneys' and expert fees.

        AmeriCredit and the other defendants have not yet responded to the complaints in any of the foregoing actions. We believe the lawsuits to be without merit and intend to defend the claims vigorously, including opposing any efforts to enjoin the merger.

        In addition to the foregoing actions, on July 29, 2010, AmeriCredit received a written demand pursuant to Article 5.14 of the Texas Business Corporations Act from legal counsel for Nooruddin Kagalwala, a purported shareholder of AmeriCredit, making claims like those made in the previously filed litigation and demanding, among other things, rescission of the merger agreement and that AmeriCredit commence legal action against its directors and senior officers for their alleged breaches of fiduciary duty.

THE MERGER AGREEMENT

        The following discussion sets forth the principal terms of the Agreement and Plan of Merger, which is referred to as the merger agreement, a copy of which is attached as Annex A to this proxy statement and is incorporated by reference herein. The rights and obligations of the parties are governed by the express terms and conditions of the merger agreement and not by this discussion, which is summary by nature. This discussion is not complete and is qualified in its entirety by reference to the complete text of the merger agreement. AmeriCredit urges you to read the merger agreement carefully in its entirety, as well as this proxy statement, before making any decisions regarding the merger.

The Merger

        Subject to the terms and conditions of the merger agreement and in accordance with the TBOC, merger sub, a Texas corporation and a wholly-owned subsidiary of GM Holdings, will merge with and into AmeriCredit, and AmeriCredit will survive the merger as a wholly-owned subsidiary of GM Holdings.

Closing and Effective Time of the Merger

        The closing of the merger will occur on the last business day of the month during which the conditions to the completion of the merger have been satisfied or waived, or as otherwise agreed to by AmeriCredit and GM Holdings. The merger will become effective at such time (the "effective time") as the certificate of merger is filed with the Texas Secretary of State (or at such later time as may be agreed to by AmeriCredit and GM Holdings in writing and specified in the certificate of merger).

Directors and Officers of the Surviving Corporation

        The directors of merger sub immediately prior to the effective time of the merger will be the initial directors of the surviving corporation. The officers of AmeriCredit (each vice president and each other more senior officer) immediately prior to the effective time of the merger will be the initial officers of the surviving corporation. The directors and officers will serve in accordance with the charter and bylaws of the surviving corporation until their respective successors are duly elected and qualified, or until the earlier of their death, resignation or removal.

Charter and Bylaws of the Surviving Corporation

        At the effective time of the merger:

  •
  the articles of incorporation of AmeriCredit, as in effect immediately prior to the effective time of the merger, will be the certificate of formation of the surviving corporation; and

  •
  the bylaws of AmeriCredit, as in effect immediately prior to the effective time of the merger, will be the bylaws of the surviving corporation.

Consideration to be Received in the Merger

        Common Stock.    At the effective time of the merger, each outstanding share of common stock (other than treasury stock and dissenting shares) will be converted into the right to receive $24.50 in cash, without interest and less applicable withholding tax (the "merger consideration"). For example, if you currently own 100 shares of common stock, you will be entitled to receive $2,450 (or 100 × $24.50) in cash. As a result of this conversion, after the merger is completed, our common shareholders will have only the right to receive this consideration, and will no longer have any rights as common shareholders, including voting or other rights. Shares of common stock held as treasury stock or owned by AmeriCredit will be canceled at the effective time of the merger.

        Warrants.    Each warrant outstanding immediately prior to the effective time of the merger, as of the effective time of the merger, will become exercisable into the right to receive an amount in cash equal to the product of (1) (a) the total number of shares of our common stock subject to the warrant and (b) $24.50, upon payment to AmeriCredit of the exercise price per share subject to such warrant or (2) upon a holder's election to be paid on a "cashless basis", (a) the total number of shares subject to the warrant and (b) the excess, if any, of the difference between $24.50 and the exercise price per share subject to such warrant, in each case without interest and less applicable withholding tax.

        Dissenting Shares.    A holder of common stock may exercise dissenters' rights available under Subchapter H of Chapter 10 of the TBOC, which is included with this proxy statement as Annex D. The shares of stock held by holders who have properly exercised dissenters' rights will not be converted into the right to receive the consideration discussed above, but will instead be entitled to such rights as are granted by Subchapter H of Chapter 10 of the TBOC.

Procedure for Receiving Merger Consideration

        GM Holdings will appoint a paying agent for the payment of the applicable merger consideration in exchange for shares of common stock and for the warrants. As soon as reasonably practicable after the effective time of the merger and in any event not later than the third business day following the effective time, GM Holdings and the surviving corporation will cause the paying agent to mail to each holder of record of common stock a letter of transmittal and instructions for effecting the surrender of stock certificates or book entry shares in exchange for the payment of the consideration described above to be made to the holder of such certificates or book entry shares. Upon surrender or transfer of shares to the paying agent, together with a properly completed letter of transmittal and such other evidence as the paying agent may reasonably require, the holder of such shares will be entitled to receive the applicable consideration for each share of common stock.

        Additionally, GM Holdings and the surviving corporation will cause the paying agent to pay the per share warrant consideration to each holder of warrants upon delivery of a notice of exercise of warrants. The paying agent and the surviving corporation are entitled to deduct and withhold any applicable taxes from any merger consideration that would otherwise be payable.

        After the effective time, each certificate that previously represented shares of our common stock and each warrant, will be canceled and, subject to compliance with the procedures described above, exchanged for the applicable merger consideration as described above under "The Merger Agreement—Consideration to be Received in the Merger."

        AmeriCredit and GM Holdings are not liable to holders of common stock or warrants for any amount delivered to a public official under applicable abandoned property, escheat or similar laws.

        Shareholders should not return their stock certificates with the enclosed proxy card and should not forward stock certificates to the paying agent without a letter of transmittal.

 Treatment of Options, Restricted Stock Units, Restricted Stock and Other Equity Awards

        All outstanding stock options, restricted stock units and restricted stock awards (collectively, "equity awards") granted by AmeriCredit, whether vested or unvested at the effective time of the merger, will become fully vested and be converted into the right to receive a cash payment as explained below.

        Stock Options.    Except as otherwise agreed in writing by AmeriCredit and GM Holdings and the applicable holder thereof, each Company stock option, will, as of the effective time of the merger, become fully vested and be converted into the right to receive a cash payment, without interest and less applicable withholding tax, equal to the lesser of (A) the product of (x) the total number of shares subject to a Company stock option and (y) the excess, if any, of the difference between $24.50 and the exercise price per share subject to such stock option, or (B) the amount to which the holder of such Company stock option would otherwise be entitled under the terms of the applicable option grant and option plan. For example, provided that the applicable option grant does not provide for a lesser amount, if immediately prior to the effective time an option holder holds an outstanding Company stock option representing the right to purchase 100 shares of AmeriCredit common stock with an exercise price of $20.00 per share, such holder will be entitled to receive $450 (($24.50 - $20.00) × 100), less applicable tax withholding.

        Other Equity Awards.    Subject to any and all applicable performance criteria being satisfied and, except as otherwise agreed in writing by AmeriCredit and GM Holdings and the applicable holder thereof, each Company stock award, will, as of the effective time of the merger, become fully vested and be converted into the right to receive a cash payment, without interest and less applicable withholding tax, equal to the lesser of (A) the amount of cash or the value of AmeriCredit's common stock, as applicable, net of any exercise price, base amount or other offset provided in the award agreement with respect to such Company stock award, that would otherwise be payable or deliverable upon the exercise of the Company stock award (as if it were vested) at the effective time and based on the amount of merger consideration per share of AmeriCredit's common stock subject to or underlying such Company stock award (or if the net amount is not more than zero) with the aggregate amount of such payment rounded to the nearest cent, or (B) the amount to which the holder of such Company stock award would otherwise be entitled under the terms of the applicable award agreement and stock plan.

        Cancelation of Underwater Stock Options.    At the effective time of the merger, each outstanding AmeriCredit stock option (whether vested or unvested) with a per share exercise price of $24.50 or higher (i.e., "underwater" stock options) will be canceled without any cash payment being made in respect thereof.

        Employee Stock Purchase Plan.    At the effective time of the merger, AmeriCredit's Employee Stock Purchase Plan, as amended (the "Stock Purchase Plan"), will terminate. Additionally, at or prior to the effective time of the merger, the offering period in effect under the Stock Purchase Plan will end, and all options in effect, for which contributions have been made, for such offering period will automatically be exercised for the applicable exercise price under the terms of the Stock Purchase Plan. AmeriCredit's common stock purchased upon such automatic exercise will, unless otherwise purchased by AmeriCredit or GM Holdings, be deemed to be outstanding and owned, unless otherwise sold or transferred, by the applicable Stock Purchase Plan participant at the effective time of the merger. After July 21, 2010, no employee who is not already a participant in the Stock Purchase Plan may become a participant in the plan, no participant in the Stock Purchase Plan may increase the percentage amount of their payroll deduction election from those in effect as of July 21, 2010, and no further offering period will begin.

Representations and Warranties

        The merger agreement contains representations and warranties made by AmeriCredit to GM Holdings and representations and warranties made by GM Holdings to AmeriCredit. The assertions embodied in those representations and warranties were made as of the date of the merger agreement, made solely for purposes of the merger agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the merger agreement. The assertions embodied in AmeriCredit's representations and warranties are qualified by certain disclosures that AmeriCredit made to GM Holdings in connection with the negotiation of the merger agreement as well as information contained in a confidential disclosure schedule that AmeriCredit provided to GM Holdings in connection with the merger agreement. The representations and warranties were used for the purpose of allocating risk between the parties to the merger agreement rather than establishing matters of fact. Accordingly, AmeriCredit shareholders should not rely on representations and warranties as characterizations of the actual state of facts or circumstances. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the merger agreement, which subsequent information may or may not be reflected in AmeriCredit's public disclosures. For the foregoing reasons, you should not rely on the representations and warranties contained in the merger agreement as statements of factual information. This description of the representations and warranties is included to provide AmeriCredit's shareholders with information regarding the terms of the merger agreement. The representations and warranties in the merger agreement and the description of them in this proxy statement should be read in conjunction with the other information contained in the reports, statements and filings AmeriCredit publicly files with the SEC. See the section entitled "Where You Can Find More Information."

        In the merger agreement, AmeriCredit and GM Holdings made a number of representations and warranties to each other. The parties' reciprocal representations and warranties relate to, among other things:

  •
  due organization, valid existence and good standing, and corporate or limited liability company power and authority to enter into the merger agreement and consummate the transactions contemplated thereby;

  •
  required regulatory filings, consent and approval of governmental entities in connection with the merger agreement and the merger;

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  the absence of any violation of or conflict with such party's organizational documents or applicable laws as a result of entering into the merger agreement and consummating the merger; and

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  the proxy statement to be filed with the SEC under the 1934 Act and the accuracy of information contained in such document as provided by such party.

        In addition to the foregoing, the merger agreement contains representations and warranties made by AmeriCredit to GM Holdings, including, among other things:

  •
  the shareholder approvals required to consummate the merger;

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  AmeriCredit's capitalization and capital structure;

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  jurisdiction of organization and ownership of AmeriCredit's subsidiaries and joint ventures;

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  documents filed by AmeriCredit with the SEC since July 1, 2007, and the accuracy of information contained in those documents;

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  financial statements;

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  AmeriCredit's compliance with certain provisions of the Sarbanes-Oxley Act of 2002 and its assessment of internal controls;

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  the absence of undisclosed material liabilities;

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  compliance with applicable legal requirements and possession of permits;

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  environmental matters;

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  employee benefit plans;

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  certain transactions with affiliates and certain related parties;

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  the absence of certain changes or events, and the absence of a material adverse effect on AmeriCredit, in each case since June 30, 2009;

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  investigations, litigation and legal proceedings;

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  filing of tax returns, payment of taxes and other tax matters;

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  labor matters;

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  intellectual property, data collection and privacy policies;

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  information technology, including, among other things, AmeriCredit's precautions to preserve and protect proprietary products, technology and trade secrets;

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  properties and assets;

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  insurance covering AmeriCredit's properties, operations, personnel and businesses;

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  receipt of opinions from J.P. Morgan and Credit Suisse;

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  certain material contracts;

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  securitization trusts, warehouse trusts and securitization agreements;

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  the absence of undisclosed finders' or brokers' fees; and

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  the inapplicability of certain state takeover statutes.

        In addition, the merger agreement contains representations and warranties made by GM Holdings to AmeriCredit including regarding the availability of sufficient funds to consummate the transactions contemplated by the merger agreement, among other things.

Conduct of Business Pending the Merger

        Except as set forth in the merger agreement or as required by applicable law or governmental authority, from the date of the merger agreement until the earlier of the effective time or the termination of the merger agreement, AmeriCredit has agreed to, and to cause each of its subsidiaries to, conduct its business in the ordinary course and use its commercially reasonable best efforts to preserve intact its business organizations and relationships with third parties and to keep available the services of its present key officers and key employees.

        In addition, AmeriCredit may not, among other things and subject to certain exceptions, without GM Holdings' consent:

  •
  adjust, split, combine or reclassify any shares of its capital stock;

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  make, declare, or pay any dividend or other distribution (except for dividends or distributions paid to wholly-owned subsidiaries), or redeem, purchase or otherwise acquire or encumber any shares of its capital stock or any securities or obligations convertible into or exchangeable for any shares of its capital stock;

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  enter into any derivative agreements, other than derivative agreements entered into in the ordinary course of business;

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  grant any person any right to acquire any shares of AmeriCredit's capital stock except as required under certain existing agreements disclosed to GM Holdings;

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  issue, deliver, sell, grant, dispose of or pledge (1) any shares of AmeriCredit's capital stock, subject to certain exceptions, including (a) the exercise of stock options or other awards issued under any of AmeriCredit's equity plans issued and outstanding as of July 21, 2010, (b) the conversion of any convertible senior notes, and (c) the exercise of any warrants issued by AmeriCredit, (2) any securities convertible into or exchangeable for any shares AmeriCredit's capital stock, or (3) any "phantom" stock, "phantom" stock rights, stock appreciation rights or stock-based performance units;

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  purchase, sell, transfer, lease, license, mortgage, encumber or otherwise dispose of any properties or assets having a value in excess of $5,000,000 in the aggregate, other than in connection with purchases and sales in the ordinary course of business or in connection with any new or existing securitization transaction or warehouse transaction;

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  sell any beneficial ownership interest in any securitization trust or warehouse trust that evidences the right of AmeriCredit or any of its subsidiaries to receive residual distributions or asset-backed securities at a price, prior to any selling expenses, which is less than the fair market value of such beneficial ownership interest or asset-backed security;

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  make any capital expenditures in excess of $2,000,000 individually or $8,000,000 in the aggregate, other than expenses in connection with the closing of a securitization transaction or warehouse transaction;

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  incur any indebtedness for borrowed money or guarantees thereof, other than (1) in the ordinary course of business, (2) between AmeriCredit and any of its wholly-owned subsidiaries or between any of such wholly-owned subsidiaries, (3) in connection with any new securitization transactions upon consultation with GM Holdings, (4) in connection with existing warehouse transactions in the ordinary course of business, and (5) in connection with new warehouse transactions with the prior written consent of GM Holdings;

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  merge or consolidate with or effect any business combination in excess of $5,000,000 with any person or entity;

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  enter into, renew, extend, materially amend or terminate any of its material contracts;

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  except as required by law or by contracts in existence as of July 21, 2010, (1) increase the compensation or benefits of any of AmeriCredit's present or former employees, directors (other than customary amounts with respect to the members of the Special Committee), consultants, independent contractors or service providers except in the ordinary course of business consistent with past practice, (2) pay or increase benefits payable under any existing pension, severance, change of control or retirement pay policies, (3) enter into, renew, amend, alter, adopt, implement or otherwise commit itself to any compensation or benefit plan, program, policy, arrangement or agreement including any pension, retirement, profit-sharing, change in control, bonus or other employee benefit or welfare benefit plan, policy, arrangement or agreement or employment, change in control, retention severance, consulting or collective bargaining or similar agreement with or for the benefit of any present or former employee, officer, director, consultant or service provider, except to the extent necessary to satisfy the documentary compliance requirements with applicable laws, (4) accelerate the vesting of, or the lapsing of restrictions with respect to, any stock options or other stock-based compensation, (5) cause the funding of any rabbi trust or similar arrangement or take any action to fund or in any other way secure the payment of compensation or benefits under any of its benefit plans, except in the ordinary course of business consistent with past practice or (6) materially change any actuarial or other assumptions used to calculate funding obligations with respect to any of its benefit plans or change the manner in which contributions to such plans are made or the basis on which such contributions are determined;

  •
  initiate, settle or compromise any litigation, proceeding or investigation for an amount in excess of $5,000,000 individually or $10,000,000 in the aggregate;

  •
  amend or waive any provision of the articles of incorporation, bylaws or other similar organizational documents of AmeriCredit or any of its material subsidiaries;

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  enter into any agreement with any of its shareholders in their capacity as shareholders;

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  take or omit to take any action that is intended or would reasonably be expected to, individually or in the aggregate, result in any of the conditions to the merger set forth in the merger agreement not being satisfied or satisfaction of those conditions being materially delayed in violation of any provision of the merger agreement;

  •
  other than in the ordinary course of business consistent with past practice, take any action or fail to take any action which action or failure to act would result in the material loss or reduction in value of any intellectual property of AmeriCredit and its subsidiaries, taken as a whole;

  •
  enter into, extend or renew any contract or amendment that grants any person the right or ability to access, license or use all or a material portion of the intellectual property of AmeriCredit and its subsidiaries, other than in the ordinary course of business consistent with past practice, or any contract or amendment that grants any person or persons the exclusive right or ability to access, license or use any portion of the intellectual property of AmeriCredit and its subsidiaries;

  •
  enter into any "non-compete," "non-solicit" or similar agreement that would restrict the businesses of the surviving corporation or its subsidiaries or their ability to solicit customers or employees following the effective time of the merger;

  •
  adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of such entity, other than for any such action by a wholly owned subsidiary;

  •
  change AmeriCredit's registered public accounting firm or implement or adopt any material change in its tax or financial accounting principles, practices or methods, other than as required by GAAP, applicable law or regulatory guidelines;

  •
  enter into any closing agreement with respect to material taxes, settle or compromise any material liability for taxes, make, revoke or change any material tax election, agree to any adjustment of any material tax attribute, file or surrender any claim for a material refund of taxes, execute or consent to any waivers extending the statutory period of limitations with respect to the collection or assessment of material taxes, file any material amended tax return or obtain any material tax ruling;

  •
  enter into any new, or materially amend or otherwise materially alter any affiliate transaction or transaction which would be an affiliate transaction if such transaction occurred prior to July 21, 2010;

  •
  other than in the ordinary course of business consistent with past practice, make any loans to any individual (other than advances of out-of-pocket business expenses to employees, contractors or consultants in the ordinary course of business consistent with past practice) or make any material loans, advances or capital contributions to, or investments in, any other person in excess of $5,000,000 in the aggregate for all such loans, advances, contributions and investments, except for (1) transactions solely among AmeriCredit and/or its wholly-owned subsidiaries, (2) as required by existing contracts, or (3) securitization transactions and warehouse transactions permitted under the merger agreement;

  •
  other than in the ordinary course of business consistent with past practice, change, in any material respect, any of AmeriCredit's credit policies or hedging strategies; or

  •
  agree to take, make a commitment to take, or adopt any resolutions of the Board in support of, any actions prohibited by the merger agreement.

Reasonable Best Efforts; Other Agreements

        Reasonable Best Efforts.    GM Holdings and AmeriCredit have each agreed to use their reasonable best efforts to take all actions necessary or advisable to consummate the merger as quickly as practicable, including efforts needed to obtain all necessary regulatory and governmental approvals. If any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging the merger or any other transaction contemplated by the merger agreement, each of AmeriCredit and GM Holdings will cooperate in all respects with each other and will use their respective reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the merger or any other transactions contemplated by the merger agreement.

        Proxy Statement; Shareholders' Meeting.    AmeriCredit has agreed to prepare and file with the SEC this proxy statement, to use reasonable best efforts to resolve any SEC comments relating to this proxy statement and to cause this proxy statement to be mailed to its shareholders as promptly as practicable after the proxy statement is cleared by the SEC. The merger agreement also provides that AmeriCredit will hold the shareholders' special meeting as promptly as reasonably practicable after such SEC clearance and will include in this proxy statement its Board's recommendation that its shareholders vote in favor of the approval of the merger agreement and the principal terms of the merger, provided that AmeriCredit will not be prohibited from accurate disclosure in the proxy statement of factual information regarding an acquisition proposal, its material terms, and the identity of the party making such proposal and that the Board may withdraw or modify its recommendation in accordance with the merger agreement.

        Other Agreements.    The merger agreement contains certain other agreements, including agreements relating to notifications of certain events, public announcements and confidentiality.

Financing

        The merger agreement does not contain any financing-related closing condition and GM Holdings has represented that it will have sufficient funds at closing to fund the payment of the merger consideration.

Conditions to Completion of the Merger

        The obligations of AmeriCredit, GM Holdings and merger sub to consummate the merger are subject to the satisfaction or waiver of various conditions at or prior to the effective time, including the following:

  •
  obtaining the Shareholder Approval;

  •
  the absence of any restraining order, injunctions or other orders issued by a court of competent jurisdiction preventing the consummation of the merger and/or other transactions contemplated by the merger agreement; and

  •
  the expiration or termination of any applicable waiting period under HSR Act.

        GM Holdings' and merger sub's obligations to consummate the merger are subject to the satisfaction or waiver of additional conditions, which include the following:

  •
  the accuracy of AmeriCredit's representations and warranties in the merger agreement, except where the inaccuracy of such representations and warranties would not have, individually or in the aggregate, a material adverse effect on AmeriCredit; provided, that in the case of AmeriCredit's representations and warranties relating to capitalization, corporate authorization, the required vote of AmeriCredit's shareholders, and anti-takeover matters, such representations and warranties must be true and correct in all respects (except, in the case of representations and warranties relating to capitalization, for such inaccuracies as are de minimis in the aggregate);

  •
  AmeriCredit's performance of and compliance with, in all material respects, its obligations and covenants under the merger agreement;

  •
  the absence of the occurrence of a material adverse effect on AmeriCredit since July 21, 2010;

  •
  the delivery to GM Holdings of a certificate from AmeriCredit's chief executive officer or chief financial officer certifying that the conditions described in the immediately preceding three bullets have been satisfied;

  •
  receipt of the necessary consents and approvals from governmental entities to be able to conduct AmeriCredit's indirect lending business substantially as conducted immediately prior to the effective time of the merger in at least 45 states representing not less than 90% of the number of vehicle contracts purchased by AmeriCredit or its subsidiaries for the fiscal year ended June 30, 2010;

  •
  AmeriCredit's entry into binding agreements with JPMorgan Chase Bank, National Association, London Branch and Deutsche Bank AG, London Branch to settle the Note Hedges entered into with each of JPMorgan Chase Bank, National Association, London Branch and Deutsche Bank AG, London Branch, using the "Cancellation and Payment" methodology, which is the methodology used to calculate the unwind value of the hedges with respect to the related hedged warrants upon the occurrence of a merger event, except that (1) this condition will automatically expire, and will no longer be a condition under the merger agreement, at 11:59 p.m., New York time, on September 30, 2010, and (2) if the merger agreement is not terminated by GM Holdings pursuant to the terms of the merger agreement, any breach of AmeriCredit's obligations arising under the merger agreement resulting from the failure of AmeriCredit to enter into binding agreements by such date will be waived and such breach will not result in the failure of the condition to the obligations of GM Holdings and merger sub set forth in the merger agreement; and

  •
  the number of dissenting shares for which demands for appraisal have been made and not been withdrawn not exceeding 15% of the outstanding shares of AmeriCredit's common stock.

        AmeriCredit's obligations to complete the merger are subject to the satisfaction or waiver of additional conditions, which include the following:

  •
  the accuracy of GM Holdings and merger sub's representations and warranties in the merger agreement, except where the inaccuracy of such representations and warranties would not, individually or in the aggregate, reasonably be likely to prevent or materially delay or materially impair the ability of GM Holdings or merger sub to perform its obligations under the merger agreement or to consummate the merger; provided, that in the case of GM Holdings' and merger sub's representations and warranties relating to corporate authorization, such representations and warranties must be true and correct in all respects;

  •
  GM Holdings and merger sub's performance of and compliance with, in all material respects, their obligations and covenants under the merger agreement; and

  •
  the delivery to AmeriCredit of a certificate from any Vice Chairman of GM Holdings certifying that the conditions described in the immediately preceding two bullets have been satisfied.

        The merger agreement provides that certain of the conditions described above may be waived. Neither GM Holdings nor AmeriCredit currently expects to waive any material condition to the completion of the merger.

        With respect to AmeriCredit, a "material adverse effect" means any fact, circumstance, event, change, effect or occurrence that, individually or in the aggregate with all other facts, circumstances, events, changes, effects or occurrences, has had or would be reasonably likely to have a material adverse effect on the assets, properties, business, results of operation or financial condition of AmeriCredit and its subsidiaries, taken as a whole, or that would be reasonably likely to prevent or materially delay or materially impair the ability of AmeriCredit to perform its obligations under the merger agreement or to consummate the merger or the other transactions contemplated by the merger agreement.

        The definition of material adverse effect does not include:

  •
  facts, circumstances, events, changes, effects or occurrences generally affecting the industry in which AmeriCredit operates or the economy or the financial, credit (including securitization) or securities markets in the United States or elsewhere in the world, including any changes in interest rates, any political conditions or developments, or any outbreak or escalation of hostilities, declared or undeclared acts of war, terrorism or insurrection, except to the extent any fact, circumstance, event, change, effect or occurrence that, relative to other industry participants, materially and disproportionately adversely affects the assets, properties, business, results of operation or financial condition of AmeriCredit and its subsidiaries, taken as a whole;

  •
  facts, circumstances, events, changes, effects or occurrences to the extent directly resulting from the announcement of the execution of the merger agreement, the performance by AmeriCredit of its obligations in accordance with the terms of the merger agreement or the consummation of the transactions contemplated by the merger agreement (including the loss of customers, suppliers, employees and providers of credit) (provided, however, that this clause will not diminish the effect of, and will be disregarded for purposes of, any representations or warranties in the merger agreement);

  •
  fluctuations in the price or trading volume of shares of AmeriCredit's common stock or the failure to meet any internal, analyst or other earnings estimates or projections of financial performance (provided, that the exception in this clause will not prevent or otherwise affect a determination that any fact, circumstance, event, change, effect or occurrence underlying such fluctuation or failure has resulted in, or contributed to, a material adverse effect);

  •
  facts, circumstances, events, changes, effects or occurrences to the extent resulting from any changes in GAAP (or the interpretation thereof) after July 21, 2010;

  •
  facts, circumstances, events, changes, effects or occurrences to the extent resulting from or related to any changes or proposed changes in accounting rules and regulations of the SEC or changes or proposed changes in any law; or

  •
  facts, circumstances, events, changes, effects or occurrences resulting from or related to the enactment of, promulgation of or compliance with, including any rules or regulations incorporated thereunder, the Dodd-Frank Wall Street Reform and Consumer Act.

No Solicitation; Changes in Recommendations

        In the merger agreement, AmeriCredit has agreed that the Board will recommend that AmeriCredit's shareholders adopt and approve the merger agreement, and that neither AmeriCredit nor its subsidiaries will, nor will it authorize or permit any of its representatives to, directly or indirectly:

  •
  initiate, solicit, knowingly encourage (including by providing information) or knowingly facilitate any inquiries, proposals or offers with respect to, or the making or completion of any "acquisition proposal," as described below;

  •
  engage or participate in any negotiations concerning, or provide or cause to be provided any non-public information or data relating to AmeriCredit or any of its subsidiaries, in connection with, or have any discussions with any person relating to, an actual or proposed acquisition proposal, or otherwise knowingly encourage or knowingly facilitate any effort or attempt to make or implement an acquisition proposal;

  •
  approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any acquisition proposal or execute or enter into, any letter of intent, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement relating to any acquisition proposal;

  •
  amend, terminate, waive or knowingly fail to enforce, or grant any consent under, any confidentiality, standstill or similar agreement entered into during the twelve (12) months prior to July 21, 2010 in respect of an acquisition proposal; or

  •
  resolve to propose or agree to do any of the foregoing.

        AmeriCredit also agreed that it would, and would cause each of its subsidiaries and representatives to, immediately cease any existing solicitations, discussions or negotiations with any person (other than the parties to the merger agreement) that has made or indicated an intention to make or finance an acquisition proposal. AmeriCredit agreed that, if it had not already done so, it would promptly request that each person, if any, that had executed a confidentiality agreement within the 12-month period prior to July 21, 2010 in connection with its consideration of any acquisition proposal return or destroy all confidential information furnished to such person by or on behalf of AmeriCredit or any of its subsidiaries (and all analyses and other materials prepared by or on behalf of such person to the extent that such analyses and materials contain, reflect or analyze such confidential information).

        However, at any time prior to obtaining the Shareholder Approval, AmeriCredit may, in response to an unsolicited acquisition proposal which did not result from a breach of the non-solicitation provisions of the merger agreement that the Board (or the Special Committee, as the case may be) determines in good faith after consultation with outside legal and financial advisors is, or could reasonably be expected to result in, a "superior proposal," as described below, (1) furnish information with respect to AmeriCredit and its subsidiaries to the person making such acquisition proposal and its representatives pursuant to a customary confidentiality agreement with terms not materially less restrictive of the other party than AmeriCredit's confidentiality agreement with GM Holdings, and (2) participate in discussions or negotiations with such person and its representatives regarding such acquisition proposal; provided, however, (a) that GM Holdings will be entitled to receive an executed copy of such confidentiality agreement (for informational purposes only) prior to or substantially simultaneously with AmeriCredit furnishing information to the person making such acquisition proposal or its representatives and (b) that AmeriCredit will simultaneously provide or make available to GM Holdings any material non-public information concerning AmeriCredit or any of its subsidiaries that is provided to the person making such acquisition proposal or its representatives which was not previously provided or made available to GM Holdings.

        The merger agreement provides that the neither the Board nor any committee thereof is permitted to effect a "change in board recommendation." A change in board recommendation occurs if the Board (or any committee thereof) does any of the following:

  •
  withdraws or modifies in a manner adverse to GM Holdings or merger sub, or resolves to or publicly proposes to withdraw or modify in a manner adverse to GM Holdings or merger sub, the Board's and Special Committee's recommendations to our shareholders to approve the merger agreement and the merger of AmeriCredit with merger sub;

  •
  approves or publicly proposes to approve any letter of intent, agreement in principle, acquisition agreement, merger agreement or similar agreement relating to any acquisition proposal; or

  •
  approves or recommends, resolves to or publicly proposes to approve, endorse or recommend, any acquisition proposal.

        However, provided that AmeriCredit has not breached its obligations under the merger agreement, the Board (or the Special Committee, as the case may be) may effect a change in board recommendation if, prior to receipt of the Shareholder Approval:

  •
  the Board (or the Special Committee, as the case may be) consults with financial advisors of national reputation and determines in good faith, after consultation with its outside counsel, that the failure to withdraw or modify its recommendation would be inconsistent with the Board's fiduciary duties to the shareholders of AmeriCredit;

  •
  the Board (or the Special Committee, as the case may be) has notified GM Holdings in writing of the determination described in the preceding bullet and, if such determination is not in response to an acquisition proposal, such notice specifies in reasonable detail the material events giving rise thereto, and at least five (5) days following receipt by GM Holdings of the notice referred to above

    (provided that, if such determination described in the preceding bullet above is made within twelve (12) days prior to the special meeting, then such five (5) day period will instead be one (1) business day), and taking into account any proposed adjustments made by GM Holdings since receipt of the notice referred to above, the Board maintains its determination described in the preceding bullet above, provided that during such five (5) day or one (1) business day period, as the case may be, after receipt by GM Holdings of such notice, AmeriCredit has, if requested by GM Holdings, negotiated in good faith with, and caused AmeriCredit's representatives to negotiate in good faith with, GM Holdings to attempt to make such adjustments in the terms and conditions of the merger agreement as would enable the Board (or Special Committee, as the case may be) to proceed with the transactions contemplated in the merger agreement, without having to make a change in board recommendation; and

  •
  if the change in board recommendation is based on the receipt of an acquisition proposal, such acquisition proposal did not result from a breach of the non-solicitation provisions of the merger agreement and the Board, the Special Committee and AmeriCredit have first complied with their obligations set forth in the merger agreement.

        The term "acquisition proposal" means any proposal or offer (1) from any person or group of persons other than GM Holdings or one of its subsidiaries for a merger, consolidation, dissolution, recapitalization or other business combination involving AmeriCredit or any of its subsidiaries, (2) involving the issuance by AmeriCredit of over 20% of its equity securities or (3) to acquire in any manner, directly or indirectly, over 20% of the equity securities or consolidated total assets of AmeriCredit and its subsidiaries, in each case other than the merger with merger sub.

        The term "superior proposal" means any bona fide written acquisition proposal (but replacing references to "20% or more" with "50% or more") on terms which the Board (or the Special Committee, as the case may be) determines in good faith, after consultation with AmeriCredit's outside legal counsel and financial advisors of national reputation, to be more favorable from a financial point of view to the holders (excluding consideration of any interests that any holder may have other than as a shareholder of AmeriCredit entitled to receive the merger consideration) of AmeriCredit's common stock than the merger, taking into account all the terms and conditions of such proposal (including the expected timing and likelihood of consummation), and the terms and conditions of merger agreement (including any proposal or offer by GM Holdings to amend the terms of the merger agreement and the merger during the applicable time periods specified in the merger agreement) that the Board (or the Special Committee, as the case may be) believes is reasonably capable of being completed, taking into account financing commitments and all financial, regulatory, legal and other aspects of such proposal.

        The merger agreement also provides that AmeriCredit must promptly (in no event later than 24 hours) advise GM Holdings orally and in writing of (1) the receipt of any acquisition proposal, (2) any request for non-public information relating to AmeriCredit or its subsidiaries which, in the good faith judgment of the Board (or the Special Committee, as the case may be) is or could reasonably be expected to lead to an acquisition proposal, (3) the identity of the person making any such acquisition proposal, and (4) the material terms of any such acquisition proposal or request (including copies of any material document or other written communication evidencing such acquisition proposal or request). AmeriCredit is required to keep GM Holdings reasonably informed on a current basis of any material change to the terms of any such acquisition proposal.

Termination of the Merger Agreement

        The merger agreement may be terminated, and the merger may be abandoned at any time prior to its completion:

  •
  by mutual written consent of AmeriCredit and GM Holdings;

  •
  by either AmeriCredit or GM Holdings, if:

  •
  the merger has not been completed by December 31, 2010 and the party seeking to terminate the merger agreement has not breached its obligations under the merger agreement in any manner that has proximately caused the failure to consummate the merger on or before December 31, 2010;

  •
  there has been an injunction or order entered permanently restraining, enjoining or otherwise prohibiting the consummation of the merger and such injunction or order has become final and non-appealable, provided that the party seeking to terminate the merger agreement has used its reasonable best efforts to remove such injunction or order in accordance with the merger agreement; or

  •
  the Shareholder Approval is not obtained at the special meeting or any adjournment thereof; provided that the failure to obtain the Shareholder Approval was not proximately caused by AmeriCredit's breach of the non-solicitation provisions of the merger agreement or by an impermissible change in board recommendation.

  •
  by GM Holdings, if:

  •
  AmeriCredit breaches any of its representations or warranties or fails to perform any covenant or obligation in the merger agreement, which breach or failure to perform would result in the failure of a condition to closing and cannot be cured by December 31, 2010, provided that GM Holdings must give AmeriCredit written notice, delivered at least 30 days prior to such termination, stating GM Holdings' intention to terminate the merger agreement and the basis for such termination; provided, further, that, at the time of delivery of such notice, GM Holdings is not in material breach of its obligations under the merger agreement;

  •
  AmeriCredit's Board (or Special Committee, as applicable) withdraws, modifies or qualifies in a manner adverse to GM Holdings or merger sub, or publicly proposes to withdraw, modify or qualify, in a manner adverse to GM Holdings or merger sub, its recommendation that AmeriCredit's shareholders approve the merger agreement, fails to include the recommendation in the proxy statement filed with the SEC and/or approves, endorses or recommends, or resolves to or publicly proposes to approve, endorse or recommend, any alternative acquisition proposal, including in any disclosure made pursuant to Rule 14e-2(a) promulgated under the Exchange Act;

  •
  since July 21, 2010, there has been a material adverse effect on AmeriCredit that cannot be cured by December 31, 2010; or

  •
  AmeriCredit has breached its obligation to enter into binding agreements with JPMorgan Chase Bank, National Association, London Branch and Deutsche Bank AG, London Branch to settle its hedge transactions; provided that GM Holdings may not terminate the merger agreement as a result of AmeriCredit's breach of this condition after October 4, 2010.

  •
  by AmeriCredit, if:

  •
  GM Holdings breaches any of its representations or warranties or fails to perform any covenant or obligation in the merger agreement, which breach or failure to perform would result in the failure of a condition to closing and cannot be cured by December 31, 2010, provided that AmeriCredit must give GM Holdings written notice, delivered at least 30 days prior to such termination, stating AmeriCredit's intention to terminate the merger agreement and the basis for such termination; provided, further, that, at the time of delivery of such notice, AmeriCredit is not in material breach of its obligations under the merger agreement;

    •
    prior to the receipt of the Shareholder Approval, (A) the Board (or Special Committee, as the case may be) has received an acquisition proposal which did not result from a breach of the non-solicitation provisions of the merger agreement, (B) AmeriCredit has notified GM Holdings in writing of the determination by the Board that an acquisition proposal is a superior proposal, which notice specifies the material terms and conditions of any such superior proposal (including the identity of the party making such superior proposal), and has contemporaneously provided a copy of the relevant proposed transaction agreements with the party making such superior proposal, (C) at least five (5) days following receipt by GM Holdings of the notice referred to in clause (B) above, and taking into account any revised proposal made by GM Holdings since receipt of the notice referred to in clause (B) above, such superior proposal remains a superior proposal and the Board (or Special Committee, as the case may be) has again, following good faith negotiations with GM Holdings during such five (5) day period, made the determinations referred to in the definition of superior proposal (it being understood that in the event of any material revisions to the superior proposal, AmeriCredit will be required to deliver a new written notice to GM Holdings pursuant to clause (B) above and to comply with the requirements of the merger agreement with respect to such new written notice, except that all references in this clause (C) to five (5) days will be deemed to be references to three (3) days in such event), provided, that if such acquisition proposal is first received by the Board (or Special Committee, as applicable) within twelve (12) days prior to the special meeting of AmeriCredit's shareholders then such five (5) day and three (3) day periods will instead each be one (1) business day periods and (D) AmeriCredit has previously paid (or concurrently pays) the termination fee (as described below).

Termination Fees and Expenses

        AmeriCredit has agreed to pay GM Holdings a termination fee of $105.0 million if the merger agreement is terminated:

  •
  by GM Holdings, if the Board (or Special Committee, as applicable) withdraws, modifies or qualifies in a manner adverse to GM Holdings or merger sub, or publicly proposes to withdraw, modify or qualify, in a manner adverse to GM Holdings or merger sub, its recommendation that shareholders adopt and approve the merger agreement, fails to include the recommendation that shareholders adopt and approve the merger agreement in the proxy statement filed with the SEC and/or approves, endorses or recommends, or resolves to or publicly proposes to approve, endorse or recommend, any alternative acquisition proposal; provided that no termination fee shall be payable if (1) the Board (or the Special Committee, as the case may be) effects a change in the Board recommendation because of a superior proposal and (2) prior to any termination of the merger agreement by GM Holdings as a result of such change in the Board recommendation, the shareholder meeting occurs for the purpose of voting on the merger; provided, further, however, that if the merger agreement is then terminated for any reason following the occurrence of the matters referred to in clauses (1) and (2) and within 12 months after such termination, AmeriCredit enters into a definitive agreement in respect of any alternative acquisition proposal to acquire control of AmeriCredit or a transaction pursuant to which any alternative acquisition proposal to acquire control of AmeriCredit is consummated, AmeriCredit has agreed to pay GM Holdings the termination fee; provided that, for purposes of this sentence, the references to "20%" in the definition of acquisition proposal will be deemed to be references to "50%;"

  •
  by AmeriCredit, if prior to the receipt of the Shareholder Approval, (1) the Board (or Special Committee, as the case may be) has received an alternative acquisition proposal which did not result from a breach of non-solicitation provisions of the merger agreement, (2) AmeriCredit has notified GM Holdings in writing of the determination by the Board that an alternative acquisition proposal is a superior proposal, (3) AmeriCredit has provided to GM Holdings a matching period in accordance with the merger agreement and (4) after the matching period expires, the superior proposal remains a superior proposal;

  •
  by either GM Holdings or AmeriCredit, if the merger has not been completed by December 31, 2010 and the party seeking to terminate the merger agreement has not have breached its obligations under the merger agreement in any manner that proximately caused the failure to consummate the merger on or before December 31, 2010 and within 12 months after such termination, the AmeriCredit enters into a definitive agreement in respect of any alternative acquisition proposal or a transaction pursuant to which any alternative acquisition proposal is consummated, provided that, for purposes of this sentence, the references to "20%" in the definition of acquisition proposal will be deemed to be references to "50%;"

  •
  by GM Holdings, if (1) (a) AmeriCredit has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the merger agreement, which breach or failure to perform (i) results in the failure of a condition to closing and (ii) cannot be cured by the December 31, 2010, (b) since the date of the merger agreement there has been a material adverse effect with respect to AmeriCredit that cannot be cured by the December 31, 2010 or (c) on September 30, 2010, definitive agreements to settle hedge transactions with JPMorgan Chase Bank and Deutsche Bank have not been entered and (2) within 12 months after such termination, AmeriCredit enters into a definitive agreement in respect of any alternative acquisition proposal to acquire control of AmeriCredit or a transaction pursuant to which any alternative acquisition proposal to acquire control of AmeriCredit is consummated, provided that, for purposes of this sentence, the references to "20%" in the definition of acquisition proposal will be deemed to be references to "50%;" or

  •
  by either GM Holdings or AmeriCredit, if (1) (a) an injunction or order has been entered permanently restraining, enjoining or otherwise prohibiting the consummation of the merger and such injunction or order has become final and non-appealable, (b) the shareholder meeting for the purpose of voting on the merger (including any adjournments thereof) has concluded and the Shareholder Approval contemplated by the merger agreement has been obtained and (2) within 12 months after such termination, AmeriCredit enters into a definitive agreement in respect of any alternative acquisition proposal to acquire control of AmeriCredit or a transaction pursuant to which any alternative acquisition proposal to acquire control of AmeriCredit is consummated, provided that, for purposes of this sentence, the references to "20%" in the definition of acquisition proposal will be deemed to be references to "50%."

        Except as described above, whether or not the merger is consummated, all costs and expenses incurred in connection with the merger, the merger agreement and the transactions contemplated thereby will be paid by the party incurring or required to incur such costs and expenses.

Effect of Termination

        If the merger agreement is terminated as described in "The Merger Agreement—Termination of the Merger Agreement" above, the merger agreement will be void, and there will be no liability or obligation of any party except that:

  •
  each party will remain liable for any fraud or intentional or willful breach of any provision of the merger agreement; and

  •
  certain provisions of the merger agreement, including the provisions relating to the allocation of fees and expenses (including, if applicable, the termination fees described above) and the confidentiality agreement dated June 26, 2010 between AmeriCredit and GM Holdings will survive termination.

 Employee Matters

        The merger agreement provides that, for a period of at least one year after the closing date of the merger, GM Holdings will cause the Company to continue to employ each employee of the Company or any of its subsidiaries (the "covered employees") at not less than the same base pay and bonus and incentive compensation opportunity level as in effect on the date of merger agreement. Additionally, for at least one year following the closing date, GM Holdings will, or will cause the Company to, offer employee benefits to the covered employees that are no less favorable than those provided to such employees as of the date of the merger agreement.

        The merger agreement also provides that, from and after the closing of the merger, all covered employees will be credited with their length of service with AmeriCredit for eligibility and vesting (but not for the purposes of benefit accrual) under all employee benefit plans, programs and policies of GM Holdings or any affiliate of GM Holdings to the same extent as provided to employees of GM Holdings or any affiliate of GM Holdings prior to the closing date. Such service credit will also be provided for purposes of benefit computation under all applicable vacation, sick leave, paid time off, and severance plans or policies, and to all vacation, sick leave, paid time off, or other leave accruals. In addition, to the extent that such employees become covered under any GM Holdings employee benefit plans, GM Holdings will waive any pre-existing condition or insurability requirement under such plans to the extent such limitations had already been satisfied under the Company's employee benefit plans, and also will, or will cause the Company and its subsidiaries to, use commercially reasonable efforts to cause any third party to waive the same. GM Holdings will ensure that each employee of the Company who becomes covered under any of GM Holdings' benefit plans that is a group health plan will receive credit for amounts paid in the current year under the corresponding Company benefit plan as deductibles, coinsurance and copayments towards any deductible or out-of-pocket maximum which may apply under such benefit plan of GM Holdings.

        If, during the twelve months following the closing date, GM Holdings, the Company or any of their affiliates terminates the employment of any covered employee without cause, then such employee will be paid severance benefits in an amount not less than the amount the employee would have received under the severance policy in effect as of the date of the merger agreement or under applicable law.

Indemnification and Insurance

        The merger agreement provides that for a period of six years after the effective time of the merger, GM Holdings and the surviving corporation will maintain in effect the exculpation, indemnification and advancement of expenses and arrangement of self-insurance provisions of AmeriCredit's and any of its subsidiaries' organizational documents in effect immediately prior to the effective time or in any indemnification agreements of AmeriCredit or its subsidiaries with any of their respective current or former directors, officers or employees in effect as of the date of the merger agreement with respect to actions or omissions taken at or prior to the effective time. Each of the Amended and Restated Indemnification Agreements dated as of January 28, 2010, between AmeriCredit and each member of AmeriCredit's Board will remain in effect for a period of 10 years after the effective time of the merger.

        From and after the effective time of the merger and to the fullest extent permitted by law, GM Holdings and the surviving corporation will indemnify (and advance funds) each current and former director and officer of AmeriCredit or any of its subsidiaries, with respect to acts or omissions of the indemnified party occurring at or prior to the effective time and with respect to current and former directors occurring before or after the effective time, in connection with such persons serving as an officer, director or other fiduciary of AmeriCredit or any other entity if such service was at the request of or for the benefit of AmeriCredit or any of its subsidiaries to the same extent as provided in AmeriCredit's and any of its subsidiaries' organizational documents in effect immediately prior to the effective time or in any indemnification agreements of AmeriCredit or its subsidiaries in effect as of the date of the merger agreement.

        Any indemnified person to whom amounts are advanced will provide an undertaking to repay any advances made to the extent required by law. For a period of six years from the effective time, GM Holdings will either:

  •
  cause to be maintained in effect the current policies of directors' and officers' liability insurance and fiduciary liability insurance maintained by AmeriCredit and its subsidiaries, or

  •
  cause the surviving corporation to provide substitute policies or cause the surviving corporation to purchase a "tail policy,"

in either case on terms and conditions no less favorable than such existing policies, provided that after the effective time such persons will not be required to pay more than 300% of the last annual premium paid by AmeriCredit prior to the date of the merger agreement. If the surviving corporation purchases a "tail policy" and the same coverage costs more than 300% of the last annual premium, the surviving corporation will purchase as much insurance coverage as can be obtained within the 300% cap.

        GM Holdings and the surviving corporation will indemnify and pay in advance all reasonable expenses, including reasonable attorneys' fees and expenses, that an indemnified person may incur in enforcing the indemnity and other obligations described above, provided that the indemnified person first provides 10 days' advance written notice to GM Holdings. The merger agreement provides that the foregoing rights of each indemnified person will survive the effective time of the merger and are enforceable by present or former officers or directors of AmeriCredit or its subsidiaries.

Amendments; Waivers

        Any provision of the merger agreement may be amended or waived prior to the effective time if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to the merger agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. If, after receipt of Shareholder Approval of the merger agreement and the merger, any such amendment or waiver will by law or in accordance with the rules and regulations of the NYSE Stock Market require further approval of the shareholders of the Company, the effectiveness of such amendment or waiver will be subject to the shareholders of the Company.

Governing Law

        The merger agreement, and all claims or causes of action that may be based upon, arise out of or relate to the merger agreement or its negotiation, execution or performance, are governed by and will be construed in accordance with the laws of the State of Delaware (other than with respect to matters governed by the TBOC, with respect to which such laws apply), without regard to conflicts of laws principles.

MARKET PRICE OF THE COMPANY'S COMMON STOCK

        AmeriCredit's common stock is listed on the NYSE under the trading symbol "ACF." The following table shows the range of the high, low and closing sale prices of the common stock as reported on the Composite Tape of the NYSE Listed Issues for each quarterly period since the beginning of AmeriCredit's 2008 fiscal year:

	High	Low	Close
Fiscal year ended June 30, 2008
First Quarter	$27.25	$15.42	$17.58
Second Quarter	$20.17	$9.54	$12.79
Third Quarter	$16.00	$8.96	$10.07
Fourth Quarter	$14.94	$8.50	$8.62
Fiscal year ended June 30, 2009
First Quarter	$14.90	$6.26	$10.13
Second Quarter	$10.58	$2.85	$7.64
Third Quarter	$8.50	$3.07	$5.86
Fourth Quarter	$14.40	$5.67	$13.55
Fiscal year ended June 30, 2010
First Quarter	$18.00	$11.51	$15.79
Second Quarter	$20.10	$14.71	$19.04
Third Quarter	$24.55	$18.69	$23.76
Fourth Quarter	$26.49	$18.14	$18.22

        The closing sale price of our common stock on the NYSE on July 21, 2010, which was the last trading day before the announcement of the merger, was $19.70. On August 30, 2010, which is the latest practicable trading day before this proxy statement was printed, the closing price for AmeriCredit's common stock on the NYSE was $24.22.

Dividend Policy

        We have never paid cash dividends on our common stock. The indentures pursuant to which our senior notes and convertible senior notes were issued contain certain restrictions on the payment of dividends. Currently, we are limited in our eligibility to pay dividends in excess of $120 million under these indenture limits. We presently intend to retain future earnings, if any, for use in the operation of the business and do not anticipate paying any cash dividends in the foreseeable future.

Stock Repurchases

        We have repurchased $1,374.8 million of our common stock since inception of our share repurchase program in April 2004, and we have remaining authorization to repurchase $172.0 million of our common stock. Covenants in our indentures entered into with respect to our senior notes and our convertible senior notes limit our ability to repurchase stock. Currently, we are limited in our eligibility to repurchase shares under these indenture limits, to not expending more than $120 million for any such repurchases, and do not anticipate pursuing repurchase activity for the foreseeable future.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, as of August 26, 2010, with respect to the beneficial ownership of AmeriCredit's common stock, by: (i) each person who is known to AmeriCredit to own beneficially more than 5% of AmeriCredit's common stock; (ii) each current director and nominee for director of AmeriCredit; (iii) the Chief Executive Officer and each of the other five most highly compensated officers of AmeriCredit; and (iv) all current executive officers and directors of AmeriCredit as a group. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the securities. Shares of AmeriCredit's common stock subject to warrants or options that are currently exercisable, or could be exercisable within 60 days of August 26, 2010, or restricted stock units are deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of the beneficial owner but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Shares of AmeriCredit's common stock deemed to be outstanding as of August 26, 2010 do not include acceleration of options and restricted stock units that may occur in connection with the merger as described in the section entitled "The Merger—Interests of Certain Persons in the Merger."

Name and Address of the Beneficial Owner(1)	Shares of Common Stock Beneficially Owned(2)		Percent of Class Beneficially Owned(3)
Leucadia National Corporation	33,900,440	(4)	25.04%
315 Park Avenue South New York, New York 10010
Fairholme Capital Management, L.L.C.	24,811,327	(5)	18.33%
4400 Biscayne Boulevard, 9th Floor Miami, Florida 33137
Fairholme Funds, Inc.
Bruce R. Berkowitz
Columbia Wanger Asset Management, L.P.	9,998,100	(6)	7.38%
227 West Monroe, Suite 3000 Chicago, Illinois 60606
Clifton H. Morris, Jr.	986,772	(7)	*
Daniel E. Berce	628,495	(8)	*
John R. Clay	100,500	(9)	*
Ian M. Cumming	21,700	(10)	*
A.R. Dike	141,800	(11)	*
James H. Greer	310,504	(12)	*
Douglas K. Higgins	284,500	(13)	*
Kenneth H. Jones, Jr.	170,500	(14)	*
Robert B. Sturges	2,100	(15)	*
Justin R. Wheeler	21,700	(16)	*
Chris A. Choate	174,454	(17)	*
Steven P. Bowman	109,684	(18)	*
Kyle R. Birch	18,925	(19)	*

Name and Address of the Beneficial Owner(1)	Shares of Common Stock Beneficially Owned(2)		Percent of Class Beneficially Owned(3)
Brian S. Mock	13,891	(20)	*
All Current Directors and Executive Officers as a Group (17 Persons)	3,026,526	(21)	2.22%

*
Less than 1%.

(1)
Unless otherwise noted, the address for the beneficial owners listed in this table is c/o AmeriCredit Corp., 801 Cherry Suite 3500, Fort Worth, Texas 76102.

(2)
To AmeriCredit's knowledge, except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3)
Based on 135,390,408 shares of AmeriCredit's common stock outstanding as of August 26, 2010.

(4)
Based on the Shareholder Support and Voting Agreement, dated as of July 21, 2010, by and among General Motors Holdings LLC, Goalie Texas Holdco Inc., Leucadia National Corporation ("Leucadia"), Phlcorp, Inc. ("Phlcorp"), Baldwin Enterprises, Inc. ("Baldwin"), BEI Arch Holdings, LLC ("BEI Arch") and BEI-Longhorn LLC (BEI-Longhorn"), attached as an exhibit to the Form 8-K filed with the SEC on July 26, 2010. The indicated interest reflects 33,900,400 shares directly owned by BEI-Longhorn and indirectly owned by BEI Arch, Baldwin, Phlcorp and Leucadia. BEI-Longhorn is a wholly-owned subsidiary of BEI Arch, BEI Arch is a wholly-owned subsidiary of Baldwin, Baldwin is a wholly-owned subsidiary of Phlcorp and Phlcorp is a wholly-owned subsidiary of Leucadia.

(5)
Pursuant to a Schedule 13D filed on or about July 21, 2010, the amount reflects shares beneficially owned, in the aggregate, by Fairholme Capital Management, L.L.C., Fairholme Funds, Inc. and Mr. Berkowitz and includes 23,499,545 shares owned directly by Fairholme Funds, Inc. and 102,552 shares owned directly by Mr. Berkowitz. Mr. Berkowitz is Managing Member of Fairholme Capital Management, L.L.C. and President of Fairholme Funds, Inc. Mr. Berkowitz is deemed to have beneficial ownership of these shares because he has voting or dispositive power with respect to shares beneficially owned by Fairholme Capital Management, L.L.C. and Fairholme Funds, Inc.

(6)
Pursuant to a Schedule 13F filed on or about August 4, 2010, Columbia Wanger Asset Management, L.P. reports holding an aggregate of 9,998,100 shares.

(7)
This amount includes 34,666 shares subject to vested performance-based RSUs that are mandatorily deferred. This amount also includes 44,608 shares of Common Stock in the name of Sheridan C. Morris, Mr. Morris' wife.

(8)
This amount includes 34,666 shares subject to vested performance-based RSUs that are mandatorily deferred.

(9)
This amount includes 100,500 shares subject to stock options that are currently exercisable or exercisable within 60 days of August 26, 2010, and vested RSUs that are mandatorily deferred.

(10)
This amount includes 21,700 vested RSUs that are mandatorily deferred and excludes shares held by Leucadia as to which Mr. Cumming disclaims beneficial ownership.

(11)
This amount includes 100,500 shares subject to stock options that are currently exercisable or exercisable within 60 days of August 26, 2010, and vested RSUs that are mandatorily deferred. This amount also includes 6,000 shares of Common Stock held in the name of Sara B. Dike, Mr. Dike's wife.

(12)
This amount includes 160,500 shares subject to stock options that are currently exercisable or exercisable within 60 days of August 26, 2010 and vested RSUs that are mandatorily deferred.

(13)
This amount includes 160,500 shares subject to stock options that are currently exercisable or exercisable within 60 days of August 26, 2010 and vested RSUs that are mandatorily deferred. This amount does not include 20,000 shares held in trust for the benefit of certain family members of Mr. Higgins, as to which Mr. Higgins disclaims any beneficial ownership.

(14)
This amount includes 120,500 shares subject to stock options that are currently exercisable or exercisable within 60 days of August 26, 2010 and vested RSUs that are mandatorily deferred.

(15)
This amount includes 2,100 vested RSUs that are mandatorily deferred.

(16)
This amount includes 21,700 vested RSUs that are mandatorily deferred.

(17)
This amount includes 61,233 shares subject to stock options that are currently exercisable or exercisable within 60 days of August 26, 2010 and vested performance-based RSUs that are mandatorily deferred.

(18)
This amount includes 61,233 shares subject to stock options that are currently exercisable or exercisable within 60 days of August 26, 2010 and vested performance-based RSUs that are mandatorily deferred.

(19)
This amount includes 11,800 shares subject to stock options that are currently exercisable or exercisable within 60 days of August 26, 2010 and vested performance-based RSUs that are mandatorily deferred.

(20)
This amount includes 12,720 shares subject to stock options that are currently exercisable or exercisable within 60 days of August 26, 2010 and vested performance-based RSUs that are mandatorily deferred.

(21)
This amount includes (i) directly owned shares with sole voting and dispositive power, (ii) shares subject to stock options that are currently exercisable or exercisable within 60 days of August 26, 2010, (iii) vested RSUs that are mandatorily deferred and (iv) vested performance-based RSUs that are mandatorily deferred. This amount excludes shares held by Leucadia (but does include shares directly owned by Messrs. Cumming and Wheeler, described in footnotes 10 and 16 above, respectively). This amount also excludes performance-based RSUs granted on April 28, 2009 to Messrs. Morris, Berce, Choate, Bowman, Birch, Mock and three other senior executives. The performance-based RSUs become earned at threshold, target and maximum levels based upon achievement of different levels of targeted book value per share at June 30, 2012; provided, however, that 33% of the threshold level of performance-based RSUs will vest if the Company's book value per share equals or exceeds $15.50 as of June 30, 2010; provided, further, that an additional 33% of the threshold level of performance-based RSUs will vest if the Company's book value per share equals or exceeds $15.50 as of June 30, 2011. The amount of performance-based RSUs earned as of June 30, 2012 will be reduced by the total amount of performance-based RSUs earned, if any, as of June 30, 2010 and 2011. The Company's book value per share exceeded $15.50 as of June, 30, 2010. Accordingly, 33% of the threshold level of performance-based RSUs will be distributed as soon as practicable following the Company's filing of its Annual Report on Form 10-K for the year ended June 30, 2010. This amount also excludes unvested RSUs granted under the Non-Employee Director Compensation Plan for Fiscal 2010 to Messrs. Clay, Cumming, Dike, Greer, Higgins, Jones, Wheeler and Sturges.

DISSENTERS' RIGHTS

        Under the TBOC, you have the right to dissent from the merger and to obtain the fair value of your shares through an appraisal. These rights are known as dissenters' rights. Shareholders electing to exercise dissenters' rights must comply with the provisions of Subchapter H of Chapter 10 of the TBOC ("Subchapter H") in order to perfect their rights. We will require strict compliance with the statutory procedures.

        The following is intended as a brief summary of the material provisions of the TBOC statutory procedures required to be followed by a shareholder in order to perfect the shareholder's rights of dissent and appraisal.

        This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Subchapter H, the full text of which appears in Annex D to this proxy statement. Failure to precisely follow any of the statutory procedures set forth in Subchapter H may result in a termination or waiver of your dissenters' rights.

        To preserve your rights if you wish to exercise your statutory dissenters' rights, you must satisfy each of the conditions listed below and more fully described in Subchapter H:

  •
  You must deliver to the Company a written notice dissenting to the merger that demands payment of the fair value of your shares. Voting against or failing to vote for the adoption and approval of the merger agreement and the merger by itself does not constitute a demand for the payment of the fair value of your shares within the meaning of Subchapter H. Your written notice must be addressed to AmeriCredit Corp., 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102, Attn: President and Secretary, and must be delivered before the merger is considered for approval. Your written notice must provide to the Company an address to which a notice relating to the dissent and appraisal procedures under Subchapter H may be sent. Your notice must state the number and class of your shares of the Company and your estimate of the fair value of the shares.

  •
  You must vote against, and may not consent in writing to, the adoption and approval of the merger agreement and the merger. A vote in favor of the adoption and approval of the merger agreement and merger, by proxy, over the Internet, by telephone or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A proxy which does not contain voting instructions will, unless revoked, be voted in favor of the adoption and approval of the merger agreement and the merger. Therefore, a shareholder who votes by proxy and who wishes to exercise dissenters' rights must vote against the merger agreement and the merger.

  •
  You must follow the statutory procedures for perfecting dissenters' rights under Texas law. If the merger is approved by our shareholders, within 10 days following the approval, we will send written notice regarding the proper dissent and appraisal procedures to all shareholders who voted against the merger and who have given written notice under the dissenters' rights provisions. A shareholder may, within 20 days from the date the Company sends to the shareholder a notice that the merger was approved by the requisite vote of the shareholders, make written demand for payment of the fair value of the shareholder's shares. Any shareholder failing to make demand within the 10 day period will be bound by the merger. Within 20 days after making demand for payment, the shareholder must deliver to the Company any certificates representing the shares to which the demand relates. Failure to submit the certificates within the 20 day period has the effect of terminating, at the option of the Company, the shareholder's rights to dissent and appraisal unless a court, for good cause shown, directs otherwise.

        If you fail to satisfy any of these conditions, you will not be entitled to exercise your dissenters' rights.

        You may withdraw your demand for the payment of the fair value of your shares at any time before payment for the shares has been made or a petition requesting a finding and determination of the fair value of your shares has been filed. Unless the Company consents to the withdrawal of the demand, you may not withdraw your demand for payment after payment for the shares has been made or a petition requesting a finding and determination of the fair value of your shares has been filed.

        Within 20 days after the Company receives your demand for payment, the Company must respond to you in writing by accepting the amount claimed in the demand as the fair value of the shares specified in the notice, or by rejecting the demand. If the Company accepts the amount claimed in your demand, the Company must pay the amount within 90 days after the effective time of the merger. If the Company rejects the amount claimed in the demand, the Company must provide to you in its response an estimate by the Company of the fair value of your shares with an offer to pay the amount of that estimate. The Company's offer must remain open for at least 60 days from the date the offer is first delivered to you. If you accept the offer or if you and the Company reach an agreement as to the fair value of the shares, and if you deliver to the Company endorsed certificates representing your shares, the Company must pay the agreed amount within 60 days after the date the offer is accepted or the agreement is reached.

        If you and the Company are unable to reach an agreement as to the fair value of your shares within 60 days of the Company's offer of payment for your shares, you or the Company may file a petition requesting a finding and determination of the fair value of your shares in a court in Tarrant County. The petition must be filed within 60 days after the expiration of the 60 day period following the Company's offer. Upon your filing of a petition, service of a copy of the petition must be made to the Company. The Company has no obligation to file such a petition in the event there are dissenting shareholders. Accordingly, your failure to file such a petition within the period specified could nullify your previously written demand for payment. There is no present intent on the part of the Company to file a petition, and you should not assume that the Company will file such a petition or that the Company will initiate any agreement as to the value of your shares. Therefore, if you desire to have the fair value of your shares determined, you should initiate any petitions necessary for the perfection of your dissenters' rights within the time periods and in the manner prescribed in Subchapter H.

        Within 10 days after the Company receives a copy of a petition requesting a finding and determination of the fair value of the shares, the Company must file with the clerk of the court in Tarrant County a list containing the names and addresses of each shareholder of the Company who has duly demanded payment for shares and with whom agreement as to the value of the shares has not been reached with the Company. The clerk of the court will provide notice of the hearing by registered mail to the Company and to each shareholder on the list. The court will determine which shareholders have perfected their rights and become entitled to receive payment for the fair value of their shares, and will appoint an appraiser to determine the fair value of the shares. All court costs will be allocated between the parties in the manner that the court deems fair and equitable.

        Subchapter H provides that the fair value of the shares subject to dissenters' rights is the value of the shares on the date preceding the merger. Any increase or decrease in the value of the shares occurring in anticipation of the merger or as a result of the merger is not included in the computation of the fair value of the shares. You should be aware that the fair value of your shares as determined under Subchapter H could be more than, the same as, or less than the value that you are entitled to receive under the terms of the merger agreement. You should also be aware that investment banking opinions as to the fairness, from a financial point of view, of the consideration to be received in a sale transaction, such as the proposed merger, are not opinions as to fair value under Subchapter H.

        Any shareholder who has demanded payment for the shareholder's shares is not entitled to vote or exercise any other rights of a shareholder with respect to the shares except the right to receive payment for the shares under Subchapter H and bring an appropriate action to obtain relief on the ground that the action to which the demand relates would be or was fraudulent. Shares for which payment has been demanded will not be considered outstanding for purposes of any subsequent vote or action.

        In view of the complexity of Subchapter H, we encourage you to consult your legal counsel, at your expense, before attempting to exercise your dissenters' rights.

 DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

        If the merger is completed, there will be no public shareholders of AmeriCredit and no public participation in any future meetings of AmeriCredit's shareholders. However, if the merger is not completed, AmeriCredit will hold a 2010 annual meeting of shareholders. In that event, in order to be considered for inclusion in the proxy statement and related proxy card for AmeriCredit's 2010 annual meeting, shareholder proposals must have been submitted in writing, along with proof of ownership of common stock, to AmeriCredit's Secretary at 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102. To be timely, a shareholder's submission must have been delivered to or mailed to and received at the principal executive offices of the Company no later than May 19, 2010. However, if AmeriCredit's 2010 annual meeting of shareholders is not held between September 27, 2010 and November 26, 2010, then the deadline will be a reasonable time prior to the time AmeriCredit begins to print and mail its proxy materials. We strongly encourage any shareholder interested in submitting a proposal to contact the Secretary in advance of this deadline to discuss the proposal, and shareholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws. Submitting a shareholder proposal does not guarantee that AmeriCredit will include it in the proxy statement. The Nominating and Corporate Governance Committee reviews all shareholder proposals and makes recommendations to the Board for action on such proposals.

        Additionally, under AmeriCredit's amended and restated bylaws, if a shareholder wishes to submit a proposal or nominate a director at AmeriCredit's 2010 annual meeting of shareholders, then such shareholder must give timely notice in writing to AmeriCredit's Secretary. To be timely, a shareholder's notice relating to a proposal or nomination must have been delivered to or mailed and received at 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102 not less than 70 days or more than 100 days prior to the first anniversary of the 2009 annual meeting. A notice given pursuant to Sections 12 and 13 of AmeriCredit's amended and restated bylaws is not timely with respect to AmeriCredit's 2010 annual meeting unless it was duly given between July 29, 2010 and August 28, 2010. However, in the event that the date of the 2010 annual meeting is advanced more than 30 calendar days prior to such anniversary date or delayed more than 60 calendar days after such anniversary date, then to be timely such notice must be received by the Company on or before the later of (i) 70 calendar days prior to the date of the meeting or (ii) the tenth day following the day on which public announcement of the date of the meeting was made. The notice relating to a proposal or nomination must also have been in accordance with the requirements set forth in Sections 12 and 13 of AmeriCredit's amended and restated bylaws. The shareholder's notice to the Secretary must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the shareholder's ownership of common stock. AmeriCredit will not entertain any proposals or nominations at the 2010 annual meeting that do not meet these requirements. If the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended, AmeriCredit may exercise discretionary voting authority under proxies that it solicits to vote in accordance with its best judgment on any such shareholder proposal or nomination. To give notice or to request a copy of the bylaws, shareholders should contact the Secretary by mail addressed to 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102, Attn: Secretary. AmeriCredit strongly encourages any shareholder to seek advice from knowledgeable counsel before giving notice relating to a proposal or a nomination.

 WHERE YOU CAN FIND MORE INFORMATION

        AmeriCredit files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy this information at the following location of the SEC:

  Public Reference Room
  Room 1580
  100 F Street, N.E.
  Washington, D.C. 20549

        Please call the SEC at (800) 732-0330 for further information on the public reference room. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, Room 1580, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. AmeriCredit's public filings are also available to the public from document retrieval services and the website maintained by the SEC at http://www.sec.gov. AmeriCredit's annual, quarterly and current reports are not incorporated by reference in this proxy statement or delivered with it, but are available, without exhibits, to any person, including any beneficial owner of AmeriCredit common stock, to whom this proxy statement is delivered, without charge, upon request directed to the Company at AmeriCredit Corp., 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102, Attention: Investor Relations, with a copy to the attention of AmeriCredit's General Counsel, by calling (800) 644-2297 or from AmeriCredit's website at www.AmeriCredit.com.

        You should rely only on the information contained in this proxy statement. No persons have been authorized to give any information or to make any representations other than those contained, or incorporated by reference, in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by AmeriCredit or any other person. AmeriCredit has supplied all information contained in this proxy statement relating to AmeriCredit and its affiliates. GM Holdings has supplied all information contained in this proxy statement relating to GM Holdings, merger sub and their affiliates.

ANNEX A

        The merger agreement has been included to provide shareholders with information regarding its terms. It is not intended to provide any other factual information about AmeriCredit. The merger agreement contains representations and warranties made by AmeriCredit to GM Holdings and representations and warranties made by GM Holdings to AmeriCredit. The assertions embodied in those representations and warranties were made as of the date of the merger agreement, made solely for purposes of the merger agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the merger agreement. The assertions embodied in AmeriCredit's representations and warranties are qualified by certain disclosures that AmeriCredit made to GM Holdings in connection with the negotiation of the merger agreement as well as information contained in a confidential disclosure schedule that AmeriCredit provided to GM Holdings in connection with the merger agreement. The representations and warranties were used for the purpose of allocating risk between the parties to the merger agreement rather than establishing matters of fact. Accordingly, AmeriCredit shareholders should not rely on representations and warranties as characterizations of the actual state of facts or circumstances. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the merger agreement, which subsequent information may or may not be reflected in AmeriCredit's public disclosures.

ANNEX A

Execution Copy

AGREEMENT AND PLAN OF MERGER

GENERAL MOTORS HOLDINGS LLC,

GOALIE TEXAS HOLDCO INC.,

and

AMERICREDIT CORP.

Dated as of July 21, 2010

i

ii

AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER, dated as of July 21, 2010 (this "Agreement"), is among General Motors Holdings LLC, a Delaware limited liability company ("Parent"), Goalie Texas Holdco Inc., a Texas corporation and a direct wholly owned subsidiary of Parent ("Merger Sub"), and AmeriCredit Corp., a Texas corporation (the "Company").

W I T N E S S E T H :

        WHEREAS, the parties intend that Merger Sub be merged with and into the Company, with the Company surviving that merger on the terms and subject to the conditions set forth in this Agreement (the "Merger");

        WHEREAS, the Board of Directors of the Company (the "Board"), acting upon the unanimous recommendation of the Special Committee, has (i) determined that it is in the best interests of the Company and its shareholders to enter into this Agreement, (ii) approved this Agreement and the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, and (iii) resolved to recommend approval of this Agreement by the shareholders of the Company;

        WHEREAS, the Board of Directors of Merger Sub and the Board of Managers of Parent have each unanimously approved this Agreement;

        WHEREAS, as a condition to the willingness of, and an inducement to, Parent to enter into this Agreement, contemporaneously with the execution and delivery of this Agreement, each of Fairholme Capital Management, L.L.C., Bruce R. Berkowitz, Fairholme Funds, Inc., Leucadia National Corporation, Phlcorp, Inc., Baldwin Enterprises, Inc., BEI Arch Holdings, LLC and BEI-Longhorn, LLC is entering into a shareholder support and voting agreement, in favor of Parent (the "Company Voting Agreements"), under which each such shareholder will agree to vote as shareholders in favor of the Merger pursuant to the terms and conditions of the Company Voting Agreements; and

        WHEREAS, Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and the transactions contemplated by this Agreement and also to prescribe certain conditions to the Merger as specified herein.

        NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, Parent, Merger Sub and the Company hereby agree as follows:

ARTICLE I

THE MERGER

        Section 1.1    The Merger.     At the Effective Time (as hereinafter defined), upon the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the Texas Business Organizations Code (the "TBOC"), Merger Sub shall be merged with and into the Company, whereupon the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation in the Merger (the "Surviving Corporation") and a direct or indirect wholly owned subsidiary of Parent.

        Section 1.2    Closing.     The closing of the Merger (the "Closing") shall take place at the offices of Andrews Kurth in Dallas, Texas, at 9:00 a.m., local time, on a date to be specified by the parties (the "Closing Date"), which shall occur on the last Business Day (as hereinafter defined) of the month during which the satisfaction or waiver (to the extent permitted by applicable Law (as hereinafter defined)) of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the

Closing, but subject to the satisfaction or waiver of such conditions) has occurred, or at such other place, date and time as the Company and Parent may agree in writing.

        Section 1.3    Effective Time.     On the Closing Date, the Company shall cause the Merger to be consummated by executing and filing a certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Texas in accordance with Section 10.153 of the TBOC. The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Texas and a certificate of filing of the Certificate of Merger is issued by the Secretary of State of the State of Texas, or at such later date or time as may be agreed by Parent and the Company in writing and specified in the Certificate of Merger in accordance with the TBOC (such time as the Merger becomes effective is referred to herein as the "Effective Time").

        Section 1.4    Effects of the Merger.     At the Effective Time, the Merger shall have the effects set forth in this Agreement and the applicable provisions of the TBOC. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all of the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

        Section 1.5    Certificate of Formation and Bylaws of the Surviving Corporation.

          (a)   The articles of incorporation of the Company, as in effect immediately prior to the Effective Time, shall be the certificate of formation of the Surviving Corporation until thereafter amended in accordance with the provisions thereof and applicable Law, in each case consistent with the obligations set forth in Section 5.9.

          (b)   The bylaws of the Company as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until thereafter amended in accordance with the provisions thereof, hereof and applicable Law, in each case consistent with the obligations set forth in Section 5.9.

        Section 1.6    Directors.     Subject to applicable Law, the directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

        Section 1.7    Officers.     The officers of the Company (each vice president and each other more senior officer) immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

ARTICLE II

CONVERSION OF SHARES; EXCHANGE OF CERTIFICATES

        Section 2.1    Effect on Capital Stock.     At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Merger Sub or the holders of any securities of the Company or Merger Sub:

          (a)    Conversion of Company Common Stock.    Subject to Sections 2.1(b), 2.1(d) and 2.1(e), each issued and outstanding share of common stock, par value $0.01 per share, of the Company outstanding immediately prior to the Effective Time (such shares, collectively, "Company Common Stock," and each, a "Share"), other than any Cancelled Shares (as defined, and to the extent provided in, Section 2.1(b)) and any Dissenting Shares (as defined, and to the extent provided in, Section 2.1(e)), shall thereupon be converted automatically into and shall thereafter represent the right to receive $24.50 in cash without any interest thereon (the "Merger Consideration"). All Shares that have been converted into the right to receive the Merger Consideration as provided in this

  Section 2.1 shall be automatically cancelled and shall cease to exist, and the holders of certificates which immediately prior to the Effective Time represented such Shares shall cease to have any rights with respect to such Shares other than the right to receive the Merger Consideration.

          (b)    Company Held Shares.    Each Share that is held by the Company immediately prior to the Effective Time (other than any such Shares held on behalf of third parties or in a fiduciary capacity) (the "Cancelled Shares") shall, by virtue of the Merger and without any action on the part of the holder thereof, be cancelled and retired and shall cease to exist, and no consideration shall be delivered in exchange for such cancellation and retirement.

          (c)    Conversion of Merger Sub Common Stock.    At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation and shall constitute the only outstanding shares of capital stock of the Surviving Corporation. From and after the Effective Time, all certificates representing the common stock of Merger Sub shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.

          (d)    Adjustments.    If at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of the Company, or securities convertible or exchangeable into or exercisable for shares of capital stock, shall occur, other than as consented to by Parent under Section 5.1(b), as a result of any reclassification, recapitalization, stock split (including a reverse stock split) or subdivision or combination, exchange, or any dividend or distribution of stock, cash or property with a record date during such period, merger, issuer tender or exchange offer, or other similar transaction, the Merger Consideration shall be equitably adjusted to reflect such change; provided that nothing herein shall be construed to permit the Company to take any action with respect to its securities that is prohibited by the terms of this Agreement.

          (e)    Dissenters' Rights.    Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and which are held by a shareholder who did not vote in favor of the Merger (or consent thereto in writing) and who is entitled to demand and properly demands the fair value of such shares pursuant to, and who complies in all respects with, the provisions of Section 10.356 of the TBOC (the "Dissenting Shareholders"), shall not be converted into or be exchangeable for the right to receive the Merger Consideration (the "Dissenting Shares," and together with the Cancelled Shares, the "Excluded Shares"), but instead such holder shall be entitled to payment of the fair value of such shares in accordance with the provisions of Section 10.356 of the TBOC (and at the Effective Time, such Dissenting Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and such holder shall cease to have any rights with respect thereto, except the rights provided for pursuant to the provisions of Section 10.366 of the TBOC and this Section 2.1(e)), unless and until such holder shall have failed to perfect or shall have effectively withdrawn or lost rights to demand or receive the fair value of such shares of Company Common Stock under the TBOC. If any Dissenting Shareholder shall have failed to perfect or shall have effectively withdrawn or lost such right, such holder's shares of Company Common Stock shall thereupon be treated as if they had been converted into and become exchangeable for the right to receive, as of the Effective Time, the Merger Consideration for each such share of Company Common Stock, in accordance with Section 2.1(a), without any interest thereon. The Company shall give Parent (i) prompt notice of any written notices to exercise dissenter's rights in respect of any shares of Company Common Stock, attempted withdrawals of such notices and any other instruments served pursuant to the TBOC and received by the Company relating to shareholders' dissenters' rights and (ii) the opportunity to participate in negotiations and proceedings with respect to demands for fair value under the TBOC. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to, or settle, or offer or agree to settle, any such demand for payment. Any portion of the Merger Consideration made available to the Paying Agent pursuant to Section 2.2 to pay for shares of Company Common Stock for which dissenter's rights have been perfected shall be returned to Parent upon demand.

        Section 2.2    Exchange of Certificates.

          (a)    Paying Agent.    At or essentially simultaneously with the Effective Time, Parent shall deposit, or shall cause to be deposited, with a U.S. bank or trust company that shall be appointed by Parent and approved by the Company in writing (such approval not to be unreasonably withheld) to act as a paying agent hereunder (the "Paying Agent"), in trust for the benefit of holders of the Shares, the holders of Company Stock Options (as hereinafter defined) entitled to receive Option Consideration, the holders of Company Stock Awards (as hereinafter defined) entitled to receive Stock Award Consideration and the holders of Company Warrants (as hereinafter defined) entitled to receive Warrant Consideration cash in U.S. dollars sufficient to pay an amount equal to the sum of (i) the aggregate Merger Consideration in exchange for all of the Shares outstanding immediately prior to the Effective Time (other than the Excluded Shares), payable upon due surrender of the certificates that immediately prior to the Effective Time represented Shares ("Certificates") (or effective affidavits of loss in lieu thereof) or non-certificated Shares represented by book-entry ("Book-Entry Shares") pursuant to the provisions of this Article II, plus (ii) the Option Consideration and the Stock Award Consideration (as hereinafter defined) payable pursuant to Section 5.5 plus (iii) the Warrant Consideration (as hereinafter defined) payable pursuant to Section 5.15 (such cash referred to in subsections (a)(i), (a)(ii) and (a)(iii) being hereinafter referred to as the "Exchange Fund") and minus (iv) the Stock Purchase Plan Contributions (as hereinafter defined). At or essentially simultaneously with the Effective Time, the Company shall deposit, or cause to be deposited, with the Paying Agent, cash in U.S. dollars equal to the Stock Purchase Plan Contributions, which such cash shall become part of the Exchange Fund. The Exchange Fund shall not be used for any other purpose except as provided in this Agreement.

          (b)    Payment Procedures.

              (i)  As soon as reasonably practicable after the Effective Time, and in any event not later than the third Business Day following the Effective Time, Parent and the Surviving Corporation shall cause the Paying Agent to mail (x) to each holder of record of Shares whose Shares were converted into the Merger Consideration pursuant to Section 2.1, (A) a letter of transmittal (which shall be in customary form and shall specify that delivery shall be effected, and risk of loss and title to Certificates shall pass, only upon delivery of Certificates (or effective affidavits of loss in lieu thereof which are reasonably acceptable to Parent) or Book-Entry Shares to the Paying Agent and shall be in such form and have such other provisions as Parent and the Company shall reasonably determine) and (B) instructions for use in effecting the surrender of Certificates (or effective affidavits of loss in lieu thereof) or Book-Entry Shares in exchange for the Merger Consideration, (y) to each holder of a Company Stock Option entitled to receive Option Consideration or a Company Stock Award entitled to receive Stock Award Consideration, a check in an amount due and payable to such holder pursuant to Section 5.5 hereof in respect of such Company Stock Option or Company Stock Award and (z) to each holder of Company Warrants entitled to receive Warrant Consideration, a check in the amount due and payable to such holder pursuant to Section 5.15 hereof in respect of such Company Warrant.

             (ii)  Upon surrender of Certificates (or effective affidavits of loss in lieu thereof) or Book-Entry Shares to the Paying Agent together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may customarily be required by the Paying Agent, the holder of such Certificates or Book-Entry Shares shall be entitled to receive in exchange therefor a check or, if requested in writing by the holder of such Certificates or Book-Entry Shares representing in excess of 4% of the Shares outstanding immediately prior to the Effective Time, a wire transfer of immediately available funds to an account designated by such holder, in an amount equal to the product of (x) the number of Shares represented by such holder's properly surrendered Certificates (or effective affidavits of loss in lieu thereof) or Book-Entry Shares multiplied by (y) the Merger Consideration. No interest will be paid or accrued on any amount payable upon due surrender of Certificates or Book-Entry Shares. In the event of a transfer of ownership of Shares that is not registered in the transfer or stock records of the Company, a check for any cash to be paid upon due surrender of the Certificate may be paid to such a transferee if the Certificate formerly representing such Shares is presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer Taxes (as hereinafter defined) have been paid or are not applicable.

            (iii)  The Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable under this Agreement to any holder of Shares, holder of Company Stock Options, holder of Company Stock Awards or holder of Company Warrants such amounts as are required to be withheld or deducted under the Internal Revenue Code of 1986, as amended (the "Code"), or any applicable provision of federal, state, local or foreign Tax Law with respect to the making of such payment. To the extent that amounts are so withheld or deducted and paid over to the applicable Governmental Entity (as hereinafter defined), such withheld or deducted amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Shares, holder of the Company Stock Options, holder of Company Stock Awards or holder of Company Warrants in respect of which such deduction and withholding were made.

          (c)    Closing of Transfer Books.    At the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Corporation or Parent for transfer, they shall be cancelled and exchanged for a check or, if requested in writing by the holder of such Certificates or Book-Entry Shares representing in excess of 4% of the Shares outstanding immediately prior to the Effective Time, a wire transfer of immediately available funds to an account designated by such holder, in the proper amount pursuant to and subject to the requirements of this Article II.

          (d)    Termination of Exchange Fund.    Any portion of the Exchange Fund (including the proceeds of any investments thereof) that remains undistributed to the former holders of Shares for one year after the Effective Time shall be delivered to the Surviving Corporation upon demand, and any former holders of Shares who have not surrendered their Certificates or Book-Entry Shares in accordance with this Section 2.2 shall thereafter look only to the Surviving Corporation for payment of their claim for the Merger Consideration, without any interest thereon, upon due surrender of their Certificates or Book-Entry Shares.

          (e)    No Liability.    Notwithstanding anything herein to the contrary, none of the Company, Parent, Merger Sub, the Surviving Corporation, the Paying Agent or any other person shall be liable to any former holder of Shares for any amount properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law.

          (f)    Investment of Exchange Fund.    The Paying Agent shall invest all cash included in the Exchange Fund as reasonably directed by Parent; provided, however, that no such investment or loss thereon shall affect the amounts payable to former owners of Shares, Company Stock Options, Company Stock Awards or Company Warrants pursuant to this Article II, Section 5.5 and Section 5.15. Any interest and other income resulting from such investments shall be paid to the Surviving Corporation pursuant to Section 2.2(d).

          (g)    Lost Certificates.    In the case of any Certificate that has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or the Paying Agent, the posting by such person of a bond in customary amount as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate a check in the amount of the number of Shares represented by such lost, stolen or destroyed Certificate multiplied by the Merger Consideration.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except as disclosed (i) in the Company SEC Documents filed or furnished on or after June 30, 2008 and prior to the date of this Agreement (other than any risk factor or forward-looking disclosure) for all representations and warranties other than those in Sections 3.1(a) and 3.2(a), or (ii) in the disclosure schedule delivered by the Company to Parent immediately prior to the execution of this Agreement (the "Company Disclosure Schedule," it being understood and agreed that the lack of any specific reference to a Company Disclosure Schedule in this Agreement shall not limit the Company's right to qualify any representation or warranty in the Company Disclosure Schedules), the Company represents and warrants to Parent and Merger Sub as follows:

        Section 3.1    Qualification, Organization, Subsidiaries, etc.

          (a)   Each of the Company and its Subsidiaries is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization. Each of the Company and its Subsidiaries has all requisite corporate, partnership, limited liability company, trust or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except where the failure to have such power or authority would not have, individually or in the aggregate, a Company Material Adverse Effect.

          (b)   Each of the Company and its Subsidiaries is qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Company Material Adverse Effect. The organizational or governing documents of the Company and each of its Subsidiaries, as previously provided to Parent, are in full force and effect. Neither the Company nor any Subsidiary is in violation of its organizational or governing documents.

          (c)   As used in this Agreement, any reference to any fact, circumstance, event, change, effect or occurrence having a "Company Material Adverse Effect" means any fact, circumstance, event, change, effect or occurrence that, individually or in the aggregate with all other facts, circumstances, events, changes, effects or occurrences, has had or would be reasonably likely to have a material adverse effect on the assets, properties, business, results of operation or financial condition of the Company and its Subsidiaries, taken as a whole, or that would be reasonably likely to prevent or materially delay or materially impair the ability of the Company to perform its obligations hereunder or to consummate the Merger or the other transactions contemplated hereby, but shall not include (i) facts, circumstances, events, changes, effects or occurrences generally affecting the industry in which the

  Company operates or the economy or the financial, credit (including securitization) or securities markets in the United States or elsewhere in the world, including any changes in interest rates, any political conditions or developments, or any outbreak or escalation of hostilities, declared or undeclared acts of war, terrorism or insurrection, except to the extent any fact, circumstance, event, change, effect or occurrence that, relative to other industry participants, materially and disproportionately adversely affects the assets, properties, business, results of operation or financial condition of the Company and its Subsidiaries, taken as a whole, (ii) facts, circumstances, events, changes, effects or occurrences to the extent directly resulting from the announcement of the execution of this Agreement, the performance by the Company of its obligations in accordance with the terms of this Agreement or the consummation of the transactions contemplated hereby (including the loss of customers, suppliers, employees and providers of credit) (provided, however, that this clause (ii) shall not diminish the effect of, and shall be disregarded for purposes of, any representations or warranties herein), (iii) fluctuations in the price or trading volume of shares of Company Common Stock or the failure to meet any internal, analyst or other earnings estimates or projections of financial performance (provided, that the exception in this clause (iii) shall not prevent or otherwise affect a determination that any fact, circumstance, event, change, effect or occurrence underlying such fluctuation or failure has resulted in, or contributed to, a Company Material Adverse Effect), (iv) facts, circumstances, events, changes, effects or occurrences to the extent resulting from any changes in United States generally accepted accounting principles ("GAAP") (or the interpretation thereof) after the date hereof, (v) facts, circumstances, events, changes, effects or occurrences to the extent resulting from or related to any changes or proposed changes in accounting rules and regulations of the Securities and Exchange Commission (the "SEC") or changes or proposed changes in any Law, or (vi) facts, circumstances, events, changes, effects or occurrences resulting from or related to the enactment, promulgated or compliance with, including any rules or regulations incorporated thereunder, the Dodd-Frank Wall Street Reform and Consumer Act (the "Dodd-Frank Act").

        Section 3.2    Capital Stock.

          (a)   The authorized capital stock of the Company consists of 350,000,000 shares of Company Common Stock and 20,000,000 shares of preferred stock, par value $0.01 per share ("Company Preferred Stock"). As of July 20, 2010, (i) 136,863,940 shares of Company Common Stock were issued, of which 134,947,430 shares of Company Common Stock were outstanding, and no shares of Company Preferred Stock were issued or outstanding, (ii) 1,916,510 shares of Company Common Stock were held in treasury, (iii)(A) 2,157,102 shares of Company Common Stock were reserved for issuance under the Stock Purchase Plan, 489,916 of which were subject to outstanding options issued pursuant to such plan, (B) 301,378 shares of Company Common Stock were reserved for issuance under the Company's 1995 Omnibus Stock & Incentive Plan, of which 39,720 shares of Company Common Stock were subject to outstanding options issued pursuant to such plan, (C) 155,028 shares of Company Common Stock were reserved for issuance under the Company's 1999 Employee Stock Option Plan, of which 63,573 shares of Company Common Stock were subject to outstanding options issued pursuant to such plan, (D) 225,945 shares of Company Common Stock were reserved for issuance under the Company's 2000 Stock Option Plan, of which 114,008 shares of Company Common Stock were subject to outstanding options issued pursuant to such plan, (E) 924,467 shares of Company Common Stock were reserved for issuance under the Company's Management Stock Option Plan, of which 399,417 shares of Company Common Stock were subject to outstanding options issued pursuant to such plan, (F) 4,524,897 shares of Company Common Stock were reserved for issuance under the Company's 2000 Omnibus and Incentive Plan, of which 1,232,850 shares of Company Common Stock were subject to outstanding options and restricted stock units issued pursuant to such plan, (G) 8,730 shares of Company Common Stock were reserved for issuance under the Company's i4 Gold Stock Option Program, of which no shares of Company Common Stock were subject to outstanding options issued pursuant to such plan and (H) 10,000,000 shares of Company

  Common Stock were reserved for issuance under the Company's 2008 Omnibus Incentive Plan, of which 1,761,400 shares of Company Common Stock were subject to outstanding options and restricted stock units issued pursuant to such plan, (iv) no shares of Company Common Stock were reserved for issuance pursuant to outstanding debt securities of the Company that are convertible into equity securities of the Company, except for 2,200,000 shares reserved for issuance upon conversion of the Company's 0.75% Convertible Senior Notes due 2011 and 2,750,000 shares reserved for issuance upon conversion of the Company's 2.125% Convertible Senior Notes due 2013 (together, the "Convertible Senior Notes"), and (v) 37,809,121 shares of Company Common Stock were reserved for issuance upon exercise of the Company Warrants (as hereinafter defined). All outstanding shares of Company Common Stock, and all shares of Company Common Stock reserved for issuance as noted in clauses (iii), (iv) and (v), when issued in accordance with the respective terms thereof, are or will be duly authorized, validly issued, fully paid and non-assessable and free of pre-emptive rights and issued in compliance with all applicable securities Laws. No shares of Company Common Stock are owned by any Subsidiaries of the Company.

          (b)   Except as set forth in subsection (a) above or as permitted by Section 5.1(b) after the date hereof, (i) the Company will not have any shares of its capital stock issued or outstanding other than shares of Company Common Stock that have become outstanding after July 16, 2010 upon exercise of Company Stock Options or vesting of Company Stock Awards outstanding as of July 16, 2010 and disclosed in Section 3.2(a) and (ii) there are no outstanding subscriptions, options, warrants, calls, convertible securities or other similar rights, agreements or commitments relating to the issuance of capital stock or other equity interests to which the Company or any of its Subsidiaries is a party obligating the Company or any of its Subsidiaries to (A) issue, transfer or sell any shares of capital stock or other equity interests of the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests, (B) grant, extend or enter into any such subscription, option, warrant, call, convertible securities or other similar right, agreement or arrangement, (C) redeem or otherwise acquire any such shares of capital stock or other equity interests (including securities or obligations convertible into or exchangeable or exercisable for any shares of capital stock) or (D) provide a material amount of funds to, or make any material investment (in the form of a loan, capital contribution or otherwise) in, any Subsidiary.

          (c)   Except for the awards to acquire shares of Company Common Stock under the Company Stock Plans (as hereinafter defined) and Stock Purchase Plan of the Company or any of its Subsidiaries listed in Section 3.2(a), the Convertible Senior Notes and the Company Warrants, neither the Company nor any of its Subsidiaries has outstanding bonds, debentures, notes or other obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the shareholders of the Company on any matter.

          (d)   There are no shareholder agreements, voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries is a party or of which the Company is otherwise aware with respect to the voting of the capital stock or other equity interest of the Company or any of its Subsidiaries.

          (e)   No holder of securities in the Company or any of its Subsidiaries has any right to have such securities registered by the Company or any of its Subsidiaries, as the case may be.

          (f)    Section 3.2(f) of the Company Disclosure Schedule sets forth a complete and correct list of all outstanding Company Stock Awards and Company Stock Options granted under the Company Stock Plans, Company Benefit Plans or otherwise, the number of shares of Company Common Stock issuable thereunder or with respect thereto, and the exercise prices (if any) thereof. Each grant of a Company Stock Option was duly authorized no later than the date on which the grant of such Company Stock Option was by its terms to be effective by all necessary corporate action. The per share exercise price of each Company Stock Option was equal to or greater than the fair market value of a share of Company Common Stock on the applicable grant date. The Company has not knowingly granted, and there is no and has been no Company policy or intentional practice to grant, Company Stock Options prior to, or otherwise intentionally coordinate the grant of Company Stock Options with, the release of material information regarding the Company or its Subsidiaries.

        Section 3.3    Subsidiaries and Joint Ventures.     Section 3.3 of the Company Disclosure Schedule lists all Subsidiaries and Joint Ventures of the Company together with the jurisdiction of organization of each such Subsidiary and Joint Venture. All the outstanding shares of capital stock of, or other equity interests in, each Subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable and are owned directly or indirectly by the Company free and clear of all liens, claims, deeds of trust, options, rights of first refusal, restrictive covenants, pledges, charges, mortgages, encumbrances, adverse rights or claims and security interests of any kind or nature whatsoever (including any restriction on the right to vote or transfer the same, except for such transfer restrictions of general applicability as may be provided under applicable Law, including the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), and the "blue sky" laws of the various States of the United States) (collectively, "Liens"). All of the outstanding shares of capital stock of, or other equity interests in, each Joint Venture of the Company owned directly or indirectly by the Company have been duly authorized and, if applicable, are validly issued, fully paid and nonassessable. Other than the Subsidiaries and the Joint Ventures, the Company does not own, directly or indirectly, any capital stock, voting securities or equity interests in any Person.

        Section 3.4    Corporate Authority Relative to This Agreement; No Violation.

          (a)   The Company has the requisite corporate power and authority to enter into this Agreement and, subject to receipt of the Company Shareholder Approval (as hereinafter defined), to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board upon the unanimous recommendation of the Special Committee and, except for (i) the Company Shareholder Approval and (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Texas, no other corporate proceedings on the part of the Company are necessary to authorize the consummation of the transactions contemplated hereby. Each of the Board and the Special Committee has resolved to recommend that the Company's shareholders approve this Agreement and the transactions contemplated hereby (including the Special Committee's recommendation, the "Recommendation"), provided that a withdrawal or modification after the date hereof by the Board or the Special Committee of the Recommendation consistent with Section 5.3(d) shall not be deemed a breach of the foregoing sentence of this Section 3.4(a). This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement constitutes the valid and binding agreement of Parent and Merger Sub, constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general application affecting or relating to the enforcement of creditors' rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity, and any implied covenant of good faith and fair dealing (the "Bankruptcy and Equity Exception").

          (b)   Other than in connection with or in compliance with (i) the TBOC, (ii) the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (iii) the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the "HSR Act"), and (iv) applicable state, local and provincial licensing statutes and regulations as listed in Section 3.4(b) of the Company Disclosure Schedule (collectively, the "Company Approvals"), no material authorization, consent or approval of, or filing with, any federal, state, local or foreign governmental or regulatory agency, commission, court, body, entity or authority (each, a "Governmental Entity") is necessary, under applicable Law, for the consummation by the Company of the transactions contemplated by this Agreement. In the case of the Company Approvals referred to in clause (iv) above, such Company Approvals shall be limited to Company Approvals relating to the Company's indirect lending business and no representation is made regarding any Company Approval relating to any other business conducted by the Company or any of its Subsidiaries, except, with respect to such other Company Approvals, if the failure to obtain any authorization, consent or approval of, or to make any filing with, any Governmental Entity that is necessary, under applicable Law, for the consummation by the Company of the transactions contemplated by this Agreement would not reasonably be expected to have a Company Material Adverse Effect or result in a criminal penalty imposed by any Governmental Entity.

          (c)   The execution and delivery by the Company of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof by the Company will not, (i) result in any material violation of, or material default (with or without notice or lapse of time, or both) under, require consent under, or give rise to a right of termination, cancellation or acceleration of any material obligation, payment for any material consent or similar fee, or to the loss of any material benefit under any material loan, guarantee of indebtedness or credit agreement, note, bond, mortgage, indenture, lease, agreement, contract or instrument, binding upon the Company or any of its Subsidiaries or result in the creation of any material Lien upon any of the properties or assets of the Company or any of its Subsidiaries, (ii) conflict with or result in any violation of any provision of the articles of incorporation or bylaws or other equivalent organizational document, in each case as amended, of the Company or any of its Subsidiaries or (iii) assuming that the consents and approvals referred to in Section 3.4(b) are duly obtained, conflict with or violate in any material respect any applicable Laws.

        Section 3.5    Reports and Financial Statements.

          (a)   The Company and its Subsidiaries have filed or furnished all forms, documents, statements and reports required to be filed or furnished prior to the date hereof by them with the SEC since July 1, 2007 (the forms, documents, statements and reports filed with or furnished to the SEC since July 1, 2007 and those filed with or furnished to the SEC subsequent to the date of this Agreement, including any amendments thereto, the "Company SEC Documents"). As of their respective dates, or, if amended (including by incorporation by reference), as of the date of the last such amendment prior to the date hereof, the Company SEC Documents complied, and each of the Company SEC Documents filed with or furnished to the SEC subsequent to the date of this Agreement will comply, as to form, in all material respects with the requirements of the Securities Act and the Exchange Act, as the case may be, and the applicable rules and regulations promulgated thereunder. As of their respective dates, or, if amended (including by incorporation by reference), as of the date of the last such amendment prior to the date hereof, none of the Company SEC Documents so filed or furnished or that will be filed with or furnished to the SEC subsequent to the date of this Agreement contained or will contain any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b)   As of their respective dates, and solely with respect to the financial statements (including all related notes and schedules) contained in the Company's Annual Report on Form 10-K for the year ended June 30, 2009, as such financial statements were adjusted retrospectively and included in the Company's Current Report on Form 8-K filed with the SEC on November 16, 2009, the financial statements (including all related notes and schedules) of the Company and its Subsidiaries included in or incorporated by reference into the Company SEC Documents have been prepared in conformity with GAAP (except, in the case of the unaudited statements or any foreign Subsidiaries, for the lack of footnotes or as otherwise as permitted by the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly presented, in all material respects, the consolidated financial position of the Company and its Subsidiaries, as of the respective dates thereof, and the consolidated results of their operations and their consolidated cash flows and changes in shareholders' equity for the respective periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments and to any other adjustments described therein, including the notes thereto).

        Section 3.6    Internal Controls and Procedures.

          (a)   The Company has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. The Company's disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by the Company in the reports that it files under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to the management of the Company as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (the "Sarbanes-Oxley Act"). The management of the Company has completed its assessment of the effectiveness of the Company's internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the year ended June 30, 2009, and such assessment concluded that such controls were effective. The Company has disclosed, based on its most recent evaluations, to the Company's outside auditors and the audit committee of the Board (A) all significant deficiencies in the design or operation of internal controls over financial reporting and any material weaknesses, which have more than a remote chance to materially adversely affect the Company's ability to record, process, summarize and report financial data (as defined in Rule 13a-15(f) of the Exchange Act) and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting.

          (b)   Since July 1, 2007, to the Knowledge of the Company, neither the Company nor any of its Subsidiaries nor any director or officer of the Company or any of its Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries, including any material complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has a "significant deficiency" or "material weakness" (for the purposes of Section 3.6(a) and this Section 3.6(b), as such terms are defined in the Public Company Accounting Oversight Board's Auditing Standards, as in effect on the date hereof), in the Company's internal controls over financial reporting.

        Section 3.7    No Undisclosed Liabilities.     Except (i) as reflected or reserved against in the Company's consolidated balance sheets (or the notes thereto) included in the Company SEC Documents filed as of the Business Day prior to the date hereof, (ii) for liabilities and obligations arising under this Agreement or the performance by the Company of its obligations in accordance with the terms of this Agreement, (iii) for liabilities and obligations incurred in the ordinary course of business consistent with past practice since June 30, 2009, (iv) for any action specifically permitted by the exceptions in the covenants in Section 5.1(b), (v) for liabilities or obligations under Company Material Contracts (as hereinafter defined), other than in the case of breaches or defaults by the Company that could not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, and (vi) for liabilities or obligations which have been discharged or paid in full in the ordinary course of business, neither the Company nor any Subsidiary of the Company has any material liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, whether known or unknown and whether due or to become due.

        Section 3.8    Compliance with Laws; Permits.

          (a)   The Company and each of its Subsidiaries (i) are, and since the later of July 1, 2007 and their respective dates of formation or organization have been, in compliance in all material respects with and are not in material default under or in material violation of any applicable federal, state, local or foreign or provincial law, statute, ordinance, rule, regulation, judgment, order, injunction, decree or agency requirement having the force of law of or undertaking to or agreement with any Governmental Entity, including common law (collectively, "Laws" and each, a "Law"), and (ii) since July 1, 2007 have not received written notice of any material violation of Law from any Governmental Entity.

          (b)   Neither the Company, nor any of its Subsidiaries, nor any of their directors or officers or any other Persons acting on behalf of the Company or any of its Subsidiaries has, in connection with the operation of their respective businesses, (i) used any corporate or other funds for unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activity to government officials, candidates or members of political parties or organizations, or established or maintained any unlawful or unrecorded funds in violation of any applicable foreign, federal or state Law, or (ii) paid, accepted or received any unlawful contributions, payments, expenditures or gifts.

          (c)   (i) The Company and its Subsidiaries are in possession of all material franchises, tariffs, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity necessary for the Company and its Subsidiaries to own, lease and operate their properties and assets or to carry on their material lines of business in all material respects as they are now being conducted (the "Company Permits"); (ii) to the Knowledge of the Company, all Company Permits are in full force and effect; (iii) to the Knowledge of the Company, no suspension or cancellation of any of the Company Permits is pending or threatened; (iv) the Company and its Subsidiaries are not, and since July 1, 2007 have not been, in material violation or breach of, or material default under, any Company Permit; and (v) no event or condition has occurred or exists which would reasonably be expected to result in a material violation of, material breach of or loss of a material benefit under, any Company Permit (in each case, with or without notice or lapse of time or both).

          (d)   The representations and warranties set forth in this Section 3.8 shall not apply to Environmental Law (which is the subject of Section 3.9), ERISA (which is the subject of Section 3.10) or Laws relating to Taxes (which are the subject of Section 3.15).

        Section 3.9    Environmental Laws and Regulations.

          (a)   Except as could not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company and each of its Subsidiaries have conducted their respective businesses and are in compliance with all applicable Environmental Laws (as hereinafter defined) and, while owned by the Company, each of the former Subsidiaries conducted their respective businesses in compliance with all applicable Environmental Laws and (ii) there has been no release of any Hazardous Substance by the Company or by any of its Subsidiaries, or by former Subsidiaries while owned by the Company, or from any properties while owned by the Company or any of its Subsidiaries or former Subsidiaries while owned by the Company, or as a result of any operations or activities of the Company or any of its Subsidiaries or former Subsidiaries while owned by the Company, in any manner or for which the Company or any of is Subsidiaries would be responsible that could reasonably be expected to give rise to any remedial obligation, corrective action requirement or other liability of any kind under applicable Environmental Laws. Neither the Company nor any of its Subsidiaries has received any written notices, demand letters or written requests for information from any federal, state, local or foreign or provincial Governmental Entity asserting that the Company or any of its Subsidiaries may be in violation of, or liable under, any Environmental Law, and neither the Company, its Subsidiaries nor any of their respective properties are, or, to the Knowledge of the Company, are threatened to become, subject to any liabilities relating to any suit, settlement, court order, administrative order, regulatory requirement, judgment or written claim asserted or arising under any Environmental Law.

          (b)   As used herein, "Environmental Law" means any Law relating to (i) the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or (ii) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Substances, in each case as in effect at the date hereof.

          (c)   As used herein, "Hazardous Substance" means any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, under any Environmental Law. Hazardous Substance includes any substance to which exposure is regulated by any Governmental Entity or any Environmental Law including any toxic waste, pollutant, contaminant, hazardous substance, toxic substance, hazardous waste, special waste or petroleum or any derivative or byproduct thereof, radon, radioactive material, asbestos or asbestos containing material, urea formaldehyde, foam insulation or polychlorinated biphenyls.

        Section 3.10    Employee Benefit Plans.

          (a)   Section 3.10(a) of the Company Disclosure Schedule lists all material Company Benefit Plans as of the date of this Agreement. "Company Benefit Plans" means all compensation or employee benefit plans, programs, policies, agreements or other arrangements, whether or not "employee benefit plans" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), whether or not subject to ERISA), providing cash- or equity-based incentives, health, medical, dental, disability, accident or life insurance benefits or vacation, severance, retirement, pension, savings, deferred compensation, change in control or any other material benefits, that are sponsored, maintained or contributed to by the Company or any of its Subsidiaries, or that the Company or any of its Subsidiaries has any obligation to sponsor, maintain or contribute to, for the benefit of current or former employees, officers, directors or consultants of the Company or any of its Subsidiaries and all oral or written employee and consultant agreements (other than any oral employee or consultant agreements entered into with employees or consultants in Canada in the ordinary course of business consistent with past practice) pursuant to which the Company or any of its Subsidiaries is obligated to provide compensation, vacation, severance, change in control or other benefits to any current or former officer, employee or consultant of the Company or any of its Subsidiaries. All Canadian employees of the Company or any of its Subsidiaries are employed pursuant to agreements, whether oral or written, that can be terminated by providing reasonable notice of termination in accordance with applicable Law.

          (b)   No action, dispute, suit, claim, arbitration, or legal, administrative or other proceeding or governmental action (other than claims for benefits in the ordinary course) is pending or, to the Knowledge of the Company, threatened (x) with respect to any Company Benefit Plan by any current or former employee, officer or director of the Company or any of its Subsidiaries, (y) alleging any breach of the material terms of any Company Benefit Plan or any fiduciary duties relating to a Company Benefit Plan or (z) with respect to any violation of any applicable Law with respect to such Company Benefit Plan.

          (c)   Each Company Benefit Plan has been established, maintained and administered in compliance with its terms and with applicable Law, including ERISA and the Code to the extent applicable thereto, except for such non-compliance which could not reasonably be expected to result in material liability to the Company and its Subsidiaries taken as a whole. Each Company Benefit Plan intended to be qualified under Section 401(a) or 401(k) of the Code has received a favorable determination letter from the United States Internal Revenue Service that has not been revoked and to the Knowledge of the Company, no fact or event has occurred that could reasonably be expected to affect adversely the qualified status of any such Company Benefit Plan. All material contributions required to be made by the Company or one of its Subsidiaries or any of their respective ERISA Affiliates to any Company Benefit Plan and all material premiums due or payable with respect to insurance policies funding any Company Benefit Plan, for any period have been timely made or paid in full.

          (d)   There are no Company Benefit Plans subject to Title IV or Section 302 of ERISA or Section 412 or 4971 of the Code.

          (e)   None of the Company Benefit Plans provide that the execution of this Agreement or consummation of the transactions contemplated by this Agreement will, either alone or in combination with another event (whether contingent or otherwise), (i) entitle any current or former director, employee, independent contractor, consultant or officer of the Company or any of its Subsidiaries to severance pay, retention bonuses, parachute payments, non-competition payments, unemployment compensation or any other payment, compensation or benefit except as expressly provided in this Agreement or as required by applicable Law, (ii) accelerate the time of payment or vesting, result in any funding, or increase the amount of any payment, compensation or benefit due any such director, employee, independent contractor, consultant or officer, except as expressly provided in this Agreement, (iii) result in any forgiveness of indebtedness or obligation to fund benefits with respect to any such employee, director, independent contractor, consultant or officer, (iv) result in any limitation or restriction on the right of the Company or any of its Subsidiaries to merge, amend or terminate any Company Benefit Plan, (v) result in any new or increased contribution required to be made to any Company Benefit Plan, or (vi) provide for any director, officer, employee or service provider to be entitled to a gross-up, make whole or other payment as a result of the imposition of taxes under Section 280G, 4999 or 409A of the Code pursuant to any agreement or arrangement with the Company or any of its Subsidiaries. No payment or benefit which has been, will be or may be made by the Company or any of its Subsidiaries with respect to any present or former employee in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement will result in any "excess parachute payments" within the meaning of Section 280G(b)(1) of the Code or nondeductibility under Section 162(m) of the Code.

          (f)    Except as could not reasonably be expected to result in material liability to the Company and its Subsidiaries taken as a whole, all Company Benefit Plans subject to the Law of any jurisdiction outside of the United States (i) have been established and maintained in accordance with all applicable requirements, (ii) if they are intended to qualify for special tax treatment, meet all necessary requirements for such treatment, and (iii) if they are intended to be funded and/or book-reserved are funded and/or book-reserved, as appropriate, based upon reasonable actuarial assumptions and in accordance with applicable Law.

          (g)   With respect to each Company Benefit Plan, the Company has provided to Parent a true, correct and complete copy (or, to the extent no such copy exists, an accurate description) thereof and, to the extent applicable: (i) the most recent documents constituting the Company Benefit Plan and all amendments thereto, (ii) any related trust agreement or other funding instrument, (iii) the most recent Internal Revenue Service determination or opinion letter, (iv) the most recent summary plan description, (v) the most recent actuarial report, (vi) the most recent required Internal Revenue Service Form 5500, and (vi) the most recent certified financial statement.

          (h)   No Company Benefit Plan is a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA ("Multiemployer Plan") or a plan that has two or more contributing sponsors, at least two of whom are not under common control within the meaning of Section 4063 of ERISA (a "Multiple Employer Plan"), and neither the Company, its Subsidiaries nor any other entity which together with the Company or any of its Subsidiaries would be treated as a single employer under Section 4001 of ERISA or Section 414 of the Code (each, an "ERISA Affiliate") has during the last six (6) years sponsored or contributed to, or had any liability or obligation in respect of, any Multiemployer Plan, or Multiple Employer Plan.

          (i)    No event has occurred and, to the Knowledge of the Company, except as could not reasonably be expected to result in material liability to the Company and its Subsidiaries taken as a whole, no condition exists that would, either directly or by reason of the Company's or any Subsidiary's affiliation with any of their ERISA Affiliates, subject the Company or any of its Subsidiaries to any tax, fine, lien, penalty or other liability (other than liability for benefits provided for under the Company Benefit Plans) imposed by ERISA or, with respect to each Company Benefit Plan, the Code or other applicable Laws.

          (j)    Each Plan that is a "nonqualified deferred compensation plan" within the meaning of Section 409A(d)(1) of the Code and any award thereunder, in each case that is subject to Section 409A of the Code, complies in form and in operation with Section 409A of the Code in all material respects.

          (k)   Neither the Company nor any of its Subsidiaries or ERISA Affiliates (taken as a whole) has any material liability with respect to an obligation to provide health or other non-pension benefits to any Person beyond their retirement or other termination of service other than coverage mandated by Section 4980B of the Code or state Law.

        Section 3.11    Interested Party Transactions.     Except for employment Contracts filed as an exhibit to or incorporated by reference in a Company SEC Document filed prior to the date hereof or Company Benefit Plans, Section 3.11 of the Company Disclosure Schedule sets forth a correct and complete list of the material contracts and agreements that are in existence as of the date of this Agreement or transactions under which the Company or any of its Subsidiaries has any existing or future material liabilities (an "Affiliate Transaction"), between the Company or any of its Subsidiaries, on the one hand, and, on the other hand, any (A) present named executive officer (as defined in the rules and regulations promulgated under the Exchange Act) or director of the Company or any person that has served as such a named executive officer or director within the past two years or any of such named executive officer's or director's immediate family members, (B) record or beneficial owner of more than 5% of the Shares as of the date hereof, or (C) to the Knowledge of the Company, any Affiliate of any such named executive officer, director or owner (other than the Company or any of its Subsidiaries).

        Section 3.12    Absence of Certain Changes or Events.     Since June 30, 2009, except as otherwise required or expressly contemplated by this Agreement, (a) the businesses of the Company and its Subsidiaries have been conducted, in all material respects, in the ordinary course of business (it being understood that, for purposes of this Section 3.12, the taking of any action specifically permitted by the exceptions in the covenants contained in Section 5.1(b) shall be deemed to be in the ordinary course of business consistent with past practice), (b) there have not been any facts, circumstances, events, changes, effects or occurrences that have had or could reasonably be expected to have, individually or in the aggregate a Company Material Adverse Effect, and (c) prior to the date hereof, neither the Company nor any of its Subsidiaries has implemented or adopted any material change in their respective Tax or financial accounting policies, principles, practices or methods.

        Section 3.13    Investigations; Litigation.     There are no (i) investigations or proceedings pending (or, to the Knowledge of the Company, threatened) by any Governmental Entity with respect to the Company or any of its Subsidiaries, or (ii) except as have not and that could not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect, actions, suits or proceedings pending (or, to the Knowledge of the Company, threatened) against or affecting the Company or any of its Subsidiaries, or any of their respective properties at law or in equity before, and there are no orders, judgments or decrees of, or before, any Governmental Entity against the Company or any of its Subsidiaries.

        Section 3.14    Proxy Statement; Other Information.     None of the information contained in the Proxy Statement (as hereinafter defined) will at the time of the mailing of the Proxy Statement to the shareholders of the Company, at the time of the Company Meeting (as such Proxy Statement shall have been amended or supplemented as of the date of the Company Meeting), and at the time of any amendments thereof or supplements thereto, at the time of its filing with the SEC, and at the time of any amendments thereof or supplements thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that no representation is made by the Company with respect to information supplied by or on behalf of, or related to, Parent or any of its Affiliates (other than the Company and its Subsidiaries). The Proxy Statement will comply as to form in all material respects with the Exchange Act, except that no representation is made by the Company with respect to information supplied by or on behalf of, or related to, Parent or any of its Affiliates (other than the Company and its Subsidiaries). The letter to shareholders, notice of meeting, proxy statement and forms of proxy to be distributed to shareholders in connection with the Merger to be filed with the SEC in connection with seeking the approval of this Agreement are collectively referred to herein as the "Proxy Statement."

        Section 3.15    Tax Matters.

          (a)   (i) The Company and each of its Subsidiaries has prepared and timely filed (taking into account any valid extension of time within which to file) all Tax Returns required to be filed by any of them and all such Tax Returns are complete and accurate in all material respects, (ii) the Company and each of its Subsidiaries have timely paid all material Taxes that are required to be paid by any of them (whether or not shown on any Tax Return), except with respect to matters contested in good faith and for which adequate reserves have been established on the financial statements of the Company and its Subsidiaries in accordance with GAAP, (iii) the U.S. consolidated federal income Tax Returns of the Company through the tax year ending June 30, 2005 have been examined by the Internal Revenue Service and such examinations have been completed or settled (or the period for assessment of the Taxes in respect of which such Tax Returns were required to be filed has expired), (iv) all assessments for Taxes due with respect to completed and settled examinations or any concluded litigation have been fully paid, (v) there are no audits, examinations, investigations or other proceedings pending or threatened in writing in respect of Taxes or Tax matters of the Company or any of its Subsidiaries, (vi) there are no Liens for Taxes on any of the assets of the Company or any of its Subsidiaries other than statutory Liens for Taxes not yet due and payable, (vii) none of the Company or any of its Subsidiaries has been a "controlled corporation" or a "distributing corporation" in any distribution that was purported or intended to be governed by Section 355 of the Code (or any similar provision of state, local or foreign Law) (A) occurring during the two-year period ending on the date hereof, or (B) that otherwise constitutes part of a "plan" or "series of related transactions" (within the meaning of Section 355(e) of the Code) that includes the Merger, (viii) the Company and each of its Subsidiaries has timely withheld and paid all material Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, independent contractor, shareholder or other third party and is in material compliance with all applicable rules and regulations regarding the solicitation, collection, filing and maintenance of any forms, certifications and other information required in connection therewith, (ix) none of the Company or any of its Subsidiaries has been a party to any "reportable transaction" within the meaning of Treasury Regulation 1.6011-4(b)(1), (x) neither the Company nor any of its Subsidiaries is a party to any agreement or arrangement relating to the apportionment, sharing, assignment or allocation of any Tax or Tax asset (other than an agreement or arrangement solely among members of a group the common parent of which is the Company) or has any liability for Taxes of any Person

  (other than the Company or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any predecessor or successor thereof or any analogous or similar provision of Law), by contract, agreement or otherwise, (xi) no waivers or extensions of any statute of limitations have been granted or requested with respect to any Taxes of the Company or any of its Subsidiaries, (xii) no issue has been raised in writing by a taxing authority in any prior examination of the Company or any of its Subsidiaries which, by application of the same or similar principles, could reasonably be expected to result in a material Tax deficiency for any subsequent taxable period, (xiii) no claim has been made in writing by a taxing authority in a jurisdiction where either the Company or any of its Subsidiaries does not file Tax Returns such that it is or may be subject to taxation by that jurisdiction, and (xiv) neither the Company nor any of its Subsidiaries (A) is subject to any private letter ruling of the IRS or comparable rulings of any taxing authority with respect to income Taxes or (B) has executed or entered into a closing agreement pursuant to Section 7121 of the Code or any similar provision of Law, in each case, within the preceding three taxable years or that may otherwise be in effect at any time after the Effective Time of the Merger with respect to income Taxes.

          (b)   As used in this Agreement, (i) "Tax" or "Taxes" means (A) any and all federal, state, local or foreign or provincial taxes, charges, fees, imposts, levies or other assessments, including all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated taxes, customs duties, fees, assessments and charges of any kind whatsoever, including any and all interest, penalties, fines, additions to tax or additional amounts imposed by any Governmental Entity in connection with respect thereto, and (B) any liability in respect of any items described in clause (A) payable by reason of contract, assumption, transferee liability, operation of Law, Treasury Regulation Section 1.1502-6 (or any predecessor or successor thereof or any analogous or similar provision of Law) or otherwise, and (ii) "Tax Return" means any return, report or similar filing (including any attached schedules, supplements and additional or supporting material) required to be filed with respect to Taxes, including any information return, claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

        Section 3.16    Labor Matters.

          (a)   Neither the Company nor any of its Subsidiaries has received written notice during the past two years of the intent of any Governmental Entity responsible for the enforcement of labor, employment, occupational health and safety or workplace safety and insurance/workers compensation laws to conduct an investigation of the Company or any of its Subsidiaries and, to the Knowledge of the Company, no such investigation is in progress. To the Knowledge of the Company, the Company and its Subsidiaries are in compliance in all material respects with all applicable Laws respecting employment and employment practices, terms and conditions of employment and wages and hours and unfair labor practices. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has any liabilities under the Worker Adjustment and Retraining Act and the regulations promulgated thereunder or any similar state or local law as a result of any action taken by the Company.

          (b)   All individuals that have been or that are classified by the Company as independent contractors have been and are correctly so classified, and none of such individuals could reasonably be classified as an employee of the Company, except for any failure to be so correctly classified as could not reasonably be expected to result, individually or in the aggregate, in a material liability to the Company or any of its material Subsidiaries.

          (c)   To the Knowledge of the Company, there does not currently exist, and is not currently threatened, any grievance, arbitration proceeding, charge or complaint filed by or on behalf of any employee in their capacity as an employee, past or present, or any labor organization, before the National Labor Relations Board, the Equal Employment Opportunity Commission, any state or local civil rights agencies, any federal or state departments of labor or occupational health and safety agencies, against the Company or any of its Subsidiaries, arising out of the activities or conduct of the Company or any of its Subsidiaries, except for such grievances, arbitration proceedings, charges and complaints as could not reasonably be expected to result, individually or in the aggregate, in a material liability to the Company or any of its material Subsidiaries.

          (d)   To the Knowledge of the Company, (i) neither the Company nor any of its Subsidiaries has entered into any collective bargaining agreement or other contract, contingent or otherwise, with a labor union, and (ii) no employee of the Company or any of its Subsidiaries are covered by a collective bargaining agreement or other contract with a union, or otherwise represented by any union. There is no collective bargaining agreement binding on the Company or any of its Subsidiaries that restricts it from relocating or closing any or all of its business or operations. To the Knowledge of the Company, there are no organizational efforts currently being made or threatened by or on behalf of any labor union with respect to any employees of the Company or any of its Subsidiaries. There is not currently pending any strike, lockout, picketing, slow-downs or work stoppages with respect to the Company or any of its Subsidiaries, and to the Knowledge of the Company, no such strikes, picketing, lockouts, slow-downs or work stoppages have been threatened in writing. To the Knowledge of the Company, there is not currently pending any campaign to solicit cards or authorization from employee of the Company or any of its Subsidiaries to be represented by any labor organization, and, to the Knowledge of the Company, no such campaign has been threatened in writing.

        Section 3.17    Intellectual Property; Data Collection and Privacy Policies.

          (a)   Either the Company or a Subsidiary of the Company owns, or is licensed or otherwise possesses adequate rights to use, all material trademarks, trade names, service marks, service names, mark registrations, logos, assumed names, registered and unregistered copyrights, patents or applications and registrations, domain names, Internet addresses and other computer identifiers, web sites and web pages, computer software programs and related documentation, trade secrets, know-how, customer information, confidential business information and technical information for or material to their respective businesses as currently conducted (collectively, the "Intellectual Property"). There are no pending or, to the Knowledge of the Company, threatened claims by any person alleging infringement in any material respect by the Company or any of its Subsidiaries or with regard to the ownership, validity or use of any Intellectual Property. To the Knowledge of the Company, the conduct of the business of the Company and its Subsidiaries does not infringe any material intellectual property rights of any person in any material respect. Neither the Company nor any of its Subsidiaries has made any claim of a violation or infringement in any material respect by others of its rights to or in connection with the Intellectual Property. To the Knowledge of the Company, no person is infringing in any material respect any of the material Intellectual Property. To the Knowledge of the Company, upon the consummation of the transactions contemplated herein, the Surviving Corporation shall own or have the right to use all material Intellectual Property on the same terms and conditions as the Company and its Subsidiaries enjoyed prior to such transactions.

          (b)   The Company has used commercially reasonable efforts to ensure that the collection, use, storage, transfer and disclosure of any personally identifiable information ("Information Practices") by the Company and its Subsidiaries, and use by third parties having authorized access to the websites or other records of the Company and its Subsidiaries, conforms in all material respects, and at all times has conformed in all material respects, to all Laws and all contractual commitments governing information practices of the Company and each of its Subsidiaries to its customers, the viewers of the Company's websites (and the websites of any Subsidiary), and third parties relating to such practices.

  The Information Practices of the Company and its Subsidiaries have been materially consistent with all statements or representations (as they may have been amended or supplemented) made to customers, potential customers and third parties regarding such practices. Since July 1, 2005, the Company and its Subsidiaries (i) have not received any written notification alleging that the Company and/or the Subsidiaries have violated any regulation relating to the collection, storage and onward transfer of personally identifiable information collected by the Company or any of its Subsidiaries or by third parties having authorized access to databases or other records of the Company and its Subsidiaries, and (ii) have no Knowledge of any material violations of any regulation relating to the collection, storage and onward transfer of personally identifiable information collected by the Company or any of its Subsidiaries or by third parties having authorized access to the databases or other records of the Company and its Subsidiaries.

        Section 3.18    Information Technology.

          (a)   The Company has taken all commercially reasonable precautions to preserve and document the Company's and its Subsidiaries' material proprietary products, technology and trade secrets and to protect the secrecy, confidentiality and value of its material proprietary products, technology and trade secrets. The Company has and enforces a policy requiring each Employee and independent contractor (including, but not limited to, joint developers, beta testers, and independent designers) of the Company and of its Subsidiaries, that has access to and/or material involvement in the development of proprietary products, technology and trade secrets used in their respective businesses as currently conducted, to execute a confidentiality agreement.

          (b)   To the Knowledge of Company, on the date hereof, the Company and its Subsidiaries either own or hold valid leases and/or licenses to the Company Systems which are used by or necessary for the Company and/or its Subsidiaries to conduct their respective businesses as currently conducted. To the Knowledge of the Company, upon the consummation of the transactions contemplated hereunder, the Company and its Subsidiaries shall have the right to use and access the Company Systems as required to carry on their respective businesses as currently conducted.

          (c)   In the 12 months preceding the date hereof, none of the Company, any of its Subsidiaries nor, to the Knowledge of the Company, any IT Contract Supplier has been in material default of any IT Contract with respect to the provision of information and communications technology services to the Company or any of its Subsidiaries.

          (d)   Other than as could not reasonably be expected to result in a material adverse effect on the operations of the Company and any of its material Subsidiaries, the Company maintains and each IT Contract Supplier who manages the Company Systems maintains, appropriate disaster recovery plans and security procedures with respect to the services being provided by any such IT Contract Supplier to the Company and its Subsidiaries.

          (e)   Since July 1, 2009, there have been no material interruptions, data losses or similar incidents attributable to the Company Systems owned or used by the Company or its Subsidiaries. To the Knowledge of the Company, the Company Systems owned or used by the Company and its Subsidiaries have the capacity and performance necessary to meet in all material respects the requirements of their respective businesses as currently conducted, with respect to their usage of the Company Systems.

          (f)    As used herein, "Company Systems" means the material computer and data processing systems, material maintenance service agreements, and material information and material communications technologies used in the businesses of the Company and its Subsidiaries.

          (g)   As used herein, "IT Contract" means any material contract for the provision of information and communications technology (including hardware, software, databases) services and maintenance services to the Company or any of its Subsidiaries. "IT Contract Supplier" means any material third party supplier that is contractually obliged to provide information and communications technology services (including services with respect to hardware, software and databases) and maintenance services to the Company or any of its Subsidiaries under any IT Contract.

        Section 3.19    Property.     Except as could not have, individually or in the aggregate, a Company Material Adverse Effect, the Company or a Subsidiary of the Company owns and has good and indefeasible title to all of its owned real property and good title to all its personal property and has valid leasehold interests in all of its leased properties free and clear of all Liens, other than for (i) Liens reserved against or identified in the financial statements contained in the Company SEC Documents, to the extent so reserved or reflected or described in the notes thereto, (ii) Liens for Taxes not yet due and payable, (iii) Liens existing pursuant to, or that constitute "Permitted Liens" (or other similar term) under, Securitization Transactions, Warehouse Transactions, or credit or loan facilities of the Company and its Subsidiaries, and in each case in effect as of the date of this Agreement, and (iv) those Liens that, individually or in the aggregate with all other Liens described in clauses (i), (ii) and (iii) of this sentence, do not, and are not reasonably likely to, materially interfere with the use or value of the properties or assets of the Company and its Subsidiaries. Except as could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (a) all leases under which the Company or any of its Subsidiaries lease any real or personal property are valid and effective against the Company or the applicable Subsidiaries and, to the Company's Knowledge, the counterparties thereto, in accordance with their respective terms, and (b) there is not, under any of such leases, (i) any existing default by the Company or any of its Subsidiaries or, to the Company's Knowledge, the counterparties thereto, or (ii) any event which, with notice or lapse of time or both, would become a default by the Company or any of its Subsidiaries or, to the Company's Knowledge, the counterparties thereto. The representations and warranties set forth in this Section 3.19 shall not apply to Intellectual Property, which is the subject of Section 3.17.

        Section 3.20    Insurance.     Except as could not have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries maintain, or are entitled to the benefits of, insurance covering their properties, operations, personnel and businesses in the amounts set forth on Section 3.20 of the Company Disclosure Schedule. None of the Company or its Subsidiaries has received written notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance, and all such insurance is outstanding and duly in force on the date hereof and will be (or substantially equivalent replacement insurance will be) outstanding and duly in force on the Closing Date. Neither the Company nor any of its Subsidiaries is in breach or default under, or has taken any action which could permit termination or material modification of, any material insurance policies, and no notice in writing of cancellation or termination has been received by the Company or any of its Subsidiaries with respect to any material insurance policy and no such policy shall terminate or give rise to a right of cancellation by reason of the execution, delivery and performance of this Agreement.

        Section 3.21    Opinions of Financial Advisors.     The Board has received the opinion of J.P. Morgan Securities Inc., to the effect that (subject to assumptions, qualifications, limitations and other matters set forth therein), as of the date of such opinion, the Merger Consideration to be received by the holders of the Company Common Stock is fair to such holders from a financial point of view. The Special Committee has received the opinion of Credit Suisse Securities (USA) LLC to the effect that (subject to assumptions, qualifications, limitations and other matters set forth therein), as of the date of such opinion, the Merger Consideration to be received by holders of the Company Common Stock (other than the holders that entered into the Company Voting Agreements and their respective Affiliates) is fair to such holders from a financial point of view. The Company will provide Parent (solely for informational purposes and on a confidential basis) a true, correct and complete copy of each such opinion promptly following receipt thereof.

        Section 3.22    Required Vote of the Company Shareholders.     (a) The affirmative vote of the holders of outstanding shares of Company Common Stock, voting together as a single class, representing at least two thirds of all the votes entitled to be cast thereupon by holders of Company Common Stock, is the only vote of holders of securities of the Company which is required to approve this Agreement, the Merger and the other transactions contemplated hereby (the "Company Shareholder Approval").

        Section 3.23    Material Contracts.

          (a)   Except as could not reasonably be expected to result in a Company Material Adverse Effect, (i) each Dealer Agreement conforms in all material respects to the form dealer agreements delivered by the Company to Parent prior to the date of this Agreement, and (ii) the representations and warranties made by the Company or any of its Subsidiaries in each Dealer Agreement (including any exhibits or schedules thereto) were true and correct as of the date made or as of such other date as may be specified in the applicable representations and warranties.

          (b)   The representations and warranties made by the Company or any of its Subsidiaries in each Securitization Agreement (including any exhibits or schedules thereto) were true and correct in all material respects as of the date made or as of such other date as may be specified in the applicable representations and warranties, other than has not resulted in any event or condition that constitutes, or, after notice or lapse of time or both, would constitute a default or termination event under any such Securitization Agreement.

          (c)   As of the date of this Agreement, there is no event or condition that exists, or, after notice or lapse of time or both would exist (excluding the transactions contemplated by this Agreement) that would result in a default or termination event under any Warehouse Agreement.

          (d)   As of the date of this Agreement, except for this Agreement, the Company Benefit Plans, Contracts filed with the SEC prior to the date hereof or as set forth on Section 3.23(d) of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is a party to or bound by, as of the date hereof, any Contract (whether written or oral) which is (i) a "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC), (ii) a loan, guarantee of indebtedness or credit agreement, note, bond, mortgage, indenture, contract, lease, license or other binding commitment (other than those between the Company and its Subsidiaries) relating to indebtedness (for the avoidance of doubt, including sale and leaseback transactions) or other binding obligation to make payment with respect to indebtedness in an amount in excess of $5,000,000 individually, and with respect to binding obligations other than with respect to indebtedness, in an amount in excess of $15,000,000 individually on an annual basis with a term of greater than five years, (iii) a contract which purports to materially limit the right of the Company or any of its Subsidiaries to engage or compete in any line of business or to compete with any person or operate in any location, (iv) a contract that creates a partnership or Joint Venture or similar arrangement with respect to any significant portion of the business of the Company or its Subsidiaries taken as a whole, or (v) a settlement or similar agreement with any Governmental Entity or order or consent of a Governmental Entity to which the Company or any of its Subsidiaries is subject involving future performance by the Company or any of its Subsidiaries which is material to the Company and any of its Subsidiaries taken as a whole (all contracts of the type described in this Section 3.23(d), together with the Securitization Agreements and Warehouse Agreements, being referred to herein as "Company Material Contracts").

          (e)   Other than as a result of the expiration or termination of any Company Material Contract in accordance with its terms, (i) assuming the validity with respect to and binding effect on the applicable counterparty thereto, each Company Material Contract is valid and binding on the Company and any of its Subsidiaries that is a party thereto, as applicable, and in full force and effect, subject to the Bankruptcy and Equity Exception, (ii) the Company and each of its Subsidiaries has in all material respects performed all material obligations required to be performed by it to date under each Company Material Contract, and (iii) neither the Company nor any of its Subsidiaries has Knowledge

  of, or has received written notice of, the existence of any event or condition which constitutes, or, after notice or lapse of time or both, will constitute, a material default on the part of the Company or any of its Subsidiaries or their counterparties under any such Company Material Contract, including any event or condition which could result in the termination of the Company or any of its Subsidiaries as a servicer under any Securitization Agreement or Warehouse Agreement. As of the date of this Agreement, since June 30, 2009, neither the Company nor any of its Subsidiaries has received any written notice that any counterparty to a Company Material Contract has sought to terminate or amend the terms of a Company Material Contract.

        Section 3.24    Securitization.

          (a)   Neither the Company nor any of its Subsidiaries has received a request or demand from the trustee of any Securitization Trust or any Warehouse Trust or any other investor, insurer, lender or other person with respect to (i) the repurchase or replacement of Vehicle Contracts from a Securitization Transaction or a Warehouse Transaction, or (ii) indemnification under the applicable Securitization Agreements or Warehouse Agreements. No claims have been filed or paid under any financial guaranty insurance policy issued with respect to a Securitization Transaction or a Warehouse Transaction.

          (b)   The Company and its Subsidiaries have published on the Company's website (under the URL http://www.americredit.com/staticpooldata/securitzation.asp) all static pool data that is required to be publicly disclosed by them prior to the date hereof under Regulation AB (such previously published information and all such static pool data that may be published subsequent to the date of this Agreement, the "Regulation AB Information"). All of the Regulation AB Information so published or that will be published subsequent to the date of this Agreement is or will be true and correct in all material respects. All such Regulation AB Information complies with, or will comply with, the requirements of Regulation AB in all material respects.

          (c)   To the Knowledge of the Company, all Servicer's Certificates that have been, prior to the date hereof, provided to the respective Trustee as required by the Securitization Agreements were true and correct in all material respects.

          (d)   No stop order suspending the effectiveness of any ABS Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the Knowledge of the Company, are threatened in writing by the SEC, and any request on the part of the SEC for additional information has been complied with. Neither the Company nor any of its Subsidiaries is, as of the date hereof, and the Company will use its reasonable best efforts to not be, as of the Closing Date, an "ineligible issuer" under Rule 405 of the Securities Act.

        Section 3.25    Finders or Brokers; Transaction Fees.     Except for J.P. Morgan Securities Inc. and Credit Suisse Securities (USA) LLC, neither the Company nor any of its Subsidiaries has engaged any investment banker, broker or finder in connection with the transactions contemplated by this Agreement who might be entitled to any fee or any commission in connection with or upon consummation of the Merger or the other transactions contemplated hereby.

        Section 3.26    State Takeover Statutes.     Assuming the accuracy of the representations and warranties contained in Section 4.7, the Company has taken all actions necessary for purposes of Section 21.606 of the TBOC to ensure that the restrictions of such provision are not applicable to the Merger or other transactions contemplated hereby, and no other "fair price," "moratorium," "control share acquisition" or other similar antitakeover statute or regulation enacted under state or federal Laws in the United States is applicable to the Company with respect to the Merger or other transactions contemplated hereby.

        Section 3.27    Disclaimer.     Except for the representations and warranties contained in this Article III, Parent and Merger Sub acknowledge that neither the Company nor any other Person on behalf of the Company makes any other express or implied representations or warranties with respect to the Company or any of its Subsidiaries or their respective businesses, operations, assets, liabilities, conditions (financial or otherwise) or prospects, and the Company hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, neither the Company nor any other Person makes or has made on behalf of the Company any representation or warranty to Parent or Merger Sub or any of its Affiliates with respect to (a) any financial projection, forecast, estimate, budget or prospect information relating to the Company and any of its Subsidiaries or their respective businesses or (b) except for the representations and warranties made by the Company in this Article III, any oral or written information presented to Parent or Merger Sub or their respective Affiliates in the course of their due diligence investigation of the Company and its Subsidiaries, the negotiation of this Agreement or in the course of the transactions contemplated hereby. Neither the Company nor any other Person will have or be subject to any liability or indemnification obligation to Parent or any other Person resulting from the distribution to Parent, or use by Parent of, any such information, including any information, documents, projections, forecasts or other material made available to Parent in certain "data rooms," confidential information memoranda or management presentations in expectation of the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

        Except as disclosed in the disclosure schedule delivered by Parent to the Company immediately prior to the execution of this Agreement (the "Parent Disclosure Schedule"), Parent and Merger Sub jointly and severally represent and warrant to the Company as follows:

        Section 4.1    Organization.     Each of Parent and Merger Sub is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization.

        Section 4.2    Corporate Authority Relative to This Agreement.

          (a)   Each of Parent and Merger Sub has all requisite limited liability company and corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Parent and Merger Sub and the sole shareholder of Merger Sub, and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming this Agreement constitutes the valid and binding agreement of the Company, this Agreement constitutes the valid and binding agreement of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception.

          (b)   Other than in connection with or in compliance with (i) the provisions of the TBOC, (ii) the Exchange Act and (iii) the HSR Act, no authorization, consent or approval of, or filing with, any Governmental Entity is necessary, under applicable Law, for the consummation by Parent or Merger Sub of the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, Parent and Merger Sub have received all necessary authorizations, consents and approvals necessary for the consummation by Parent or Merger Sub of the transactions contemplated by this Agreement. No authorization, consent or approval by any of the stockholders of General Motors Company or by the United States Department of the Treasury is required for the consummation by Parent or Merger Sub of the transactions contemplated by this Agreement.

          (c)   The execution and delivery by Parent and Merger Sub of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof by Parent and Merger Sub will not, (i) result in any violation of, or default (with or without notice or lapse of time, or both) under, require consent under, or give rise to a right of termination, cancellation or acceleration of any obligation, payment for any consent or similar fee, or to the loss of any benefit under any loan, guarantee of indebtedness or credit agreement, note, bond, mortgage, indenture, lease, agreement, contract, instrument, permit, concession, franchise, right or license binding upon Parent or Merger Sub or result in the creation of any Lien upon any of the properties or assets of Parent or Merger Sub, (ii) conflict with or result in any violation of any provision of the articles of incorporation or bylaws or other equivalent organizational document, in each case as amended, of Parent or Merger Sub or (iii) assuming that the consents and approvals referred to in Section 4.2(b) are duly obtained, conflict with or violate any applicable Laws, other than in the case of clauses (i) and (ii) as would not reasonably be likely to prevent or materially delay or materially impair the ability of Parent or Merger Sub to perform its obligations hereunder or to consummate the Merger (a "Parent Material Adverse Effect").

        Section 4.3    Proxy Statement; Other Information.     None of the information supplied or to be supplied by or on behalf of Parent or any of its Affiliates (other than the Company and its Subsidiaries) which is included or incorporated by reference in the Proxy Statement will at the time of the mailing of the Proxy Statement to the shareholders of the Company, at the time of the Company Meeting (as such Proxy Statement shall have been amended or supplemented as of the date of the Company Meeting), and at the time of any amendments thereof or supplements thereto, will, at the time of filing with the SEC, and at the time of any amendments thereof or supplements thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

        Section 4.4    Sufficient Funds.     Parent has, as of the date of this Agreement, and shall have, as of the Closing Date, sufficient funds on hand with which to fully fund the Exchange Fund and to consummate the Merger.

        Section 4.5    Ownership of Parent.     As of the date of this Agreement, Parent is and, as of the Effective Time, will be the sole direct wholly owned subsidiary of General Motors Company as described in its Current Report on Form 8-K filed with the SEC on October 23, 2009.

        Section 4.6    Ownership and Operations of Merger Sub.     As of the date of this Agreement, the authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value $0.01 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned directly by Parent. Merger Sub has not conducted any business other than incident to its formation and pursuant to this Agreement, the Merger and the other transactions contemplated hereby.

        Section 4.7    Ownership of Shares.     Neither Parent nor Merger Sub is, nor at any time during the three (3) years prior to the date of this Agreement has it been, an "affiliated shareholder" of the Company as defined in Section 21.602 of the TBOC.

        Section 4.8    Investigation by Parent and Merger Sub.     Each of Parent and Merger Sub has conducted its own independent review and analysis of the businesses, assets, condition, operations and prospects of the Company and its Subsidiaries and acknowledges that each of Parent and Merger Sub has been provided access to the properties, premises and records of the Company and its Subsidiaries for this purpose. In entering into this Agreement, other than the representations and warranties of the Company contained in this Agreement, each of Parent and Merger Sub has relied solely upon its own investigation and analysis.

        Section 4.9    Investigations; Litigation.     Except as have not and that could not, individually or in the aggregate, reasonably be expected to result in a Parent Material Adverse Effect, as of the date of this Agreement there are no (i) investigations or proceedings pending (or, to the Knowledge of Parent, threatened in writing) by any Governmental Entity with respect to Parent or any of its Subsidiaries or (ii) actions, suits or proceedings pending (or, to the Knowledge of Parent, threatened in writing) against Parent or any of its Subsidiaries, or any of their respective properties at law or in equity before, and there are no orders, judgments or decrees of, or before, any Governmental Entity against the Company or any of its Subsidiaries.

ARTICLE V

COVENANTS AND AGREEMENTS

        Section 5.1    Conduct of Business by the Company.

          (a)   From and after the date hereof and prior to the Effective Time or the date, if any, on which this Agreement is earlier terminated pursuant to Section 7.1 (the "Termination Date"), and except (i) as may be required by applicable Law, (ii) with the prior written consent of Parent, which consent shall not be unreasonably withheld, conditioned or delayed, (iii) as expressly contemplated or expressly permitted by this Agreement (including as contemplated by Section 5.14(a) with respect to the JPMorgan Hedge Transaction and the Deutsche Bank Hedge Transaction), or (iv) as disclosed in Section 5.1 of the Company Disclosure Schedule, the Company shall, and shall cause each of its Subsidiaries to conduct its business in all material respects in the ordinary course, and use commercially reasonable best efforts to maintain and preserve intact its business organization and significant business relationships and to retain the services of its key officers and key employees; provided,however, that no action by the Company or its Subsidiaries with respect to matters specifically addressed by any other provision of this Section 5.1 shall be deemed a breach of this sentence unless such action would constitute a breach of such other provision.

          (b)   The Company agrees with Parent, on behalf of itself and its Subsidiaries, that between the date hereof and the earlier to occur of the Effective Time and the Termination Date, except (i) as set forth in Section 5.1 of the Company Disclosure Schedule, (ii) as consented to in writing by Parent (such consent not to be unreasonably withheld, conditioned or delayed), or (iii) as expressly contemplated by this Agreement (including as contemplated by Section 5.14(a) with respect to the JPMorgan Hedge Transaction and the Deutsche Bank Hedge Transaction), the Company shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of Parent:

              (i)  adjust, split, combine or reclassify any capital stock or otherwise amend the terms of its capital stock;

             (ii)  make, declare or pay any dividend, or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire or encumber, any shares of its capital stock or any securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock, except in connection with cashless exercises or similar transactions pursuant to the exercise of stock options or other awards issued and outstanding as of the date hereof under the Company Stock Plans; provided, that this Section 5.1(b)(ii) shall not apply to dividends or distributions paid by wholly-owned Subsidiaries of the Company to the Company or to other wholly-owned Subsidiaries of the Company;

            (iii)  enter into any derivative agreements, other than derivative agreements entered into in the ordinary course of business;

            (iv)  grant any person any right to acquire any shares of its capital stock except as required under any existing agreement as listed in Section 3.2 of the Company Disclosure Schedule;

             (v)  issue, deliver, sell, grant, dispose of or pledge any (A) shares of capital stock except pursuant to the exercise of stock options or other awards issued under the Company Stock Plans issued and outstanding as of the date hereof and in accordance with the terms of such instruments, the conversion of the Convertible Senior Notes and the exercise of the Company Warrants; provided, that, except as set forth in Section 5.5(a)(iii), the Company shall not issue any Shares under the Stock Purchase Plan; (B) any securities convertible into or exchangeable for, or any options, warrants or rights to acquire, any shares of its capital stock or securities, or (C) any "phantom" stock, "phantom" stock rights, stock appreciation rights or stock-based performance units;

            (vi)  purchase, sell, transfer, lease, license, mortgage, encumber or otherwise dispose of any properties or assets having a value in excess of $5,000,000 in the aggregate, other than in connection with purchases and sales in the ordinary course of business (including in the ordinary course of business consistent with past practice advances to Dealers to fund Vehicle Contracts, sales or other dispositions of deficiency balances, and sales or other dispositions of vehicles that have been previously leased) or in connection with any new or existing Securitization Transaction or Warehouse Transaction;

           (vii)  sell any Residual Interests or ABS at a price, prior to any selling expenses, which is less than the fair market value thereof;

          (viii)  make any capital expenditures in excess of $2,000,000 individually or $8,000,000 in the aggregate, other than expenses in connection with the closing of a Securitization Transaction or a Warehouse Transaction;

            (ix)  incur any indebtedness for borrowed money, guarantee any such indebtedness or make any loans, advances or capital contributions to, or other investments in, any other Person, other than (A) indebtedness or guarantees in the ordinary course of business, (B) loans, advances, capital contributions and other investments between the Company and any of its Subsidiaries or between Subsidiaries of the Company and (C) in connection with any new Securitization Transactions upon consultation with Parent and in the ordinary course of business, (D) in connection with existing Warehouse Transactions in the ordinary course of business, and (E) in connection with the new Warehouse Transactions with the prior written consent of the Parent, which consent shall not be unreasonably withheld, conditioned or delayed;

             (x)  merge or consolidate with or effect any business combination in excess of $5,000,000 with any Person, whether by purchase of stock or securities, contributions to capital (other than capital contributions to wholly-owned Subsidiaries of the Company), property transfers, or entering into binding agreements with respect to any such investment or acquisition;

            (xi)  except in the ordinary course of business consistent with past practice, enter into, renew, extend, materially amend or terminate any Company Material Contract or Contract which if entered into prior to the date hereof would be a Company Material Contract, in each case, other than any Contract relating to indebtedness that would not be prohibited under clause (ix) of this Section 5.1(b) and any Contract that the Company is required to enter into, renew, extend, materially amend or terminate pursuant to and in accordance with any other provisions of this Agreement;

           (xii)  except to the extent required by Law or by Contracts in existence as of the date hereof, (A) increase in any manner the compensation or benefits of any of its present or former, employees, directors (other than customary amounts with respect to the members of the Special Committee), consultants, independent contractors or service providers except in the ordinary course of business consistent with past practice, (B) pay, or increase the amounts payable under, any pension, severance, change in control, retirement or similar benefits not required by any existing plan or agreement to any such present or former employees, officers, directors, consultants, independent contractors or service providers, (C) enter into, renew, amend, alter, adopt, implement or otherwise commit itself to any compensation or benefit plan, program, policy, arrangement or agreement including any pension, retirement, profit-sharing, change in control, bonus or other employee benefit or welfare benefit plan, policy, arrangement or agreement or employment, change in control, retention severance, consulting or collective bargaining or similar agreement with or for the benefit of any present or former employee, officer, director, consultant or service provider, except to the extent necessary to satisfy the documentary compliance requirements of Section 409A of the Code or to avoid application of Section 409A of the Code (provided that no such actions with respect to Section 409A of the Code shall result in any costs (other than immaterial incremental administrative costs) or increased liability to the Company or any of its Subsidiaries or to the Surviving Corporation), (D) accelerate the vesting of, or the lapsing of restrictions with respect to, any stock options or other stock-based compensation, (E) cause the funding of any rabbi trust or similar arrangement or take any action to fund or in any other way secure the payment of compensation or benefits under any Company Benefit Plan, except in the ordinary course of business consistent with past practice or (F) materially change any actuarial or other assumptions used to calculate funding obligations with respect to any Company Benefit Plan or change the manner in which contributions to such plans are made or the basis on which such contributions are determined, except as may be required by GAAP or applicable Law;

          (xiii)  initiate, settle or compromise any litigation, proceeding or investigation for an amount in excess of $5,000,000 individually or $10,000,000 in the aggregate;

          (xiv)  amend or waive any provision of the articles of incorporation and bylaws or other equivalent organizational documents of the Company or any of its material Subsidiaries or, in the case of the Company, enter into any agreement with any of its shareholders in their capacity as such;

            (xv)  take or omit to take any action that is intended or would reasonably be expected to, individually or in the aggregate, result in any of the conditions to the Merger set forth in Article VI not being satisfied or satisfaction of those conditions being materially delayed in violation of any provision of this Agreement;

          (xvi)  other than in the ordinary course of business consistent with past practice, take any action or fail to take any action which action or failure to act would result in the material loss or reduction in value of the Intellectual Property of the Company and its Subsidiaries, taken as a whole;

         (xvii)  enter into, extend or renew (A) any Contract or amendment thereof that grants any person the right or ability to access, license or use all or a material portion of the Intellectual Property of the Company and its Subsidiaries, other than in the ordinary course of business consistent with past practice, or (B) any Contract or amendment thereof that grants any person or persons the exclusive right or ability to access, license or use any portion of the Intellectual Property of the Company and its Subsidiaries;

        (xviii)  enter into any "non-compete," "non-solicit" or similar agreement that would restrict the businesses of the Surviving Corporation or its Subsidiaries or their ability to solicit customers or employees following the Effective Time;

          (xix)  adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of such entity, other than for any such action by a wholly owned Subsidiary;

            (xx)  change the Company's registered public accounting firm or implement or adopt any material change in its Tax or financial accounting principles, practices or methods, other than as required by GAAP, applicable Law or regulatory guidelines;

          (xxi)  enter into any closing agreement with respect to material Taxes, settle or compromise any material liability for Taxes, make, revoke or change any material Tax election, agree to any adjustment of any material Tax attribute, file or surrender any claim for a material refund of Taxes, execute or consent to any waivers extending the statutory period of limitations with respect to the collection or assessment of material Taxes, file any material amended Tax Return or obtain any material Tax ruling;

         (xxii)  enter into any new, or materially amend or otherwise materially alter any Affiliate Transaction or transaction which would be an Affiliate Transaction if such transaction occurred prior to the date hereof;

        (xxiii)  other than in the ordinary course of business consistent with past practice, make any loans to any individual (other than advances of out-of-pocket business expenses to employees, contractors or consultants in the ordinary course of business consistent with past practice) or make any material loans, advances or capital contributions to, or investments in, any other Person in excess of $5,000,000 in the aggregate for all such loans, advances, contributions and investments, except for (i) transactions solely among the Company and/or wholly-owned Subsidiaries of the Company, (ii) as required by existing Contracts set forth in the Company Disclosure Schedule, or (iii) Securitization Transactions and Warehouse Transactions permitted under clause (ix) of this Section 5.1(b);

         (xxiv)  other than in the ordinary course of business consistent with past practice, change, in any material respect, any of the Company's credit policies or hedging strategies; or

          (xxv)  agree to take, make any commitment to take, or adopt any resolutions of the Board in support of, any of the actions prohibited by this Section 5.1(b).

        Section 5.2    Access to Information.

          (a)   From the date hereof until the Effective Time and subject to the requirements of applicable Laws, the Company shall (i) provide to Parent, its counsel, financial advisors, auditors and other authorized representatives reasonable access during normal business hours to the offices, properties, books and records of the Company and its Subsidiaries, (ii) furnish to Parent, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information as such persons may reasonably request (including, to the extent practicable, furnishing to Parent the financial results of the Company in advance of any filing by the Company with the SEC containing such financial results), and (iii) instruct the employees, counsel, financial advisors, auditors and other authorized representatives (other than nonemployee directors) of the Company and its Subsidiaries to cooperate reasonably with Parent to obtain access to information concerning the Company and its Subsidiaries, as the case may be. Notwithstanding the foregoing provisions of this Section 5.2, the Company shall not be required to, or to cause any of its Subsidiaries to, grant access or furnish information to Parent or any of its counsel, financial advisors, auditors or other authorized representatives to the extent that such information is subject to an attorney/client or attorney work product privilege or that such access or the furnishing of such information is prohibited by Law or an existing contract or agreement, provided, that the Company shall use its commercially reasonable efforts to (A) obtain the required consent from any required third party to provide such access or disclosure, (B) develop an alternative to providing such information so as to address such matters that is reasonably acceptable to Parent and the Company or (C) enter into a joint defense agreement or implement such other techniques if the parties determine that doing so would reasonably permit the disclosure of such information without violating applicable Law or jeopardizing such privilege.

  Notwithstanding the foregoing, neither Parent nor any of its counsel, financial advisors, auditors or other representatives shall have access to personnel records of the Company or any of its Subsidiaries relating to individual performance or evaluation records, medical histories or other information that in the Company's good faith opinion the disclosure of which could subject the Company or any of its Subsidiaries to risk of material liability. Parent agrees that it will not, and will cause its counsel, financial advisors, auditors or other representatives not to, use any information obtained pursuant to this Section 5.2 for any purpose unrelated to the Merger, this Agreement or the transactions contemplated hereby. Such access to information pursuant to this Section 5.2 shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the Company and its Subsidiaries. Parent shall present all requests for information and access only to such persons as the parties may reasonably agree upon.

          (b)   Parent hereby agrees that all information provided to it or its counsel, financial advisors, auditors and other representatives in connection with this Agreement and the consummation of the transactions contemplated hereby shall be deemed to be "Confidential Information" to the extent such information would be considered "Confidential Information," in each case, as such term is used in, and shall be treated in accordance with, the Confidentiality Agreement, dated as of June 26, 2010, between the Company and Parent (the "Confidentiality Agreement").

        Section 5.3    No Solicitation.

          (a)   Subject to and as otherwise provided in Sections 5.3(b)-(g), the Company agrees that neither it nor any Subsidiary of the Company shall, and that it shall direct and use reasonable best efforts to cause its and their respective officers, directors, employees, agents and other representatives, including any investment banker, attorney or accountant retained by it or any of its Subsidiaries ("Representatives") not to, directly or indirectly, (i) initiate, solicit, knowingly encourage (including by providing information) or knowingly facilitate any inquiries, proposals or offers with respect to, or the making or completion of, an Acquisition Proposal, (ii) engage or participate in any negotiations concerning, or provide or cause to be provided any non-public information or data relating to the Company or any of its Subsidiaries, in connection with, or have any discussions with any person relating to, an actual or proposed Acquisition Proposal, or otherwise knowingly encourage or knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal, (iii) approve, endorse or recommend, or propose publicly to approve, endorse or recommend, any Acquisition Proposal or execute or enter into, any letter of intent, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement relating to any Acquisition Proposal, (iv) amend, terminate, waive or knowingly fail to enforce, or grant any consent under, any confidentiality, standstill or similar agreement entered into during the twelve (12) months prior to the date of this Agreement in respect of an Acquisition Proposal, or (v) resolve to propose or agree to do any of the foregoing. Without limiting the foregoing, it is understood that any action taken in violation of this Section 5.3 by any Subsidiary of the Company or Representatives of the Company or any of its Subsidiaries shall be deemed to be a breach of this Section 5.3 by the Company.

          (b)   The Company shall, and shall cause each of its Subsidiaries and Representatives to, immediately cease any existing solicitations, discussions or negotiations with any Person (other than the parties hereto) that has made or indicated an intention to make or finance an Acquisition Proposal. The Company, if it has not already done so, shall promptly request that each Person, if any, that has executed a confidentiality agreement within the 12-month period prior to the date hereof in connection with its consideration of any Acquisition Proposal return or destroy all confidential information heretofore furnished to such Person by or on behalf of the Company or any of its Subsidiaries (and all analyses and other materials prepared by or on behalf of such Person to the extent that such analyses and materials contain, reflect or analyze such confidential information).

          (c)   Notwithstanding anything to the contrary in this Agreement, prior to receipt of the Company Shareholder Approval, the Company may, in response to an unsolicited Acquisition Proposal which did not result from or arise in connection with a breach of Section 5.3(a) or (b) and which the Board (or the Special Committee, as the case may be) determines, in good faith, after consultation with its outside counsel and financial advisors of national reputation, is, or could reasonably be expected to result in, a Superior Proposal, (i) furnish information with respect to the Company and its Subsidiaries to the Person making such Acquisition Proposal and its Representatives pursuant to a customary confidentiality agreement with terms not materially less restrictive of the other party than the Confidentiality Agreement, and (ii) participate in discussions or negotiations with such Person and its Representatives regarding such Acquisition Proposal; provided,however, (x) that Parent shall be entitled to receive an executed copy of such confidentiality agreement (for informational purposes only) prior to or substantially simultaneously with the Company furnishing information to the Person making such Acquisition Proposal or its Representatives and (y) that the Company shall simultaneously provide or make available to Parent any material non-public information concerning the Company or any of its Subsidiaries that is provided to the Person making such Acquisition Proposal or its Representatives which was not previously provided or made available to Parent. Parent and Merger Sub acknowledge and agree that an Acquisition Proposal received subsequent to the date of this Agreement, from a Person or Persons that the Company was engaged in discussions with prior to the date of this Agreement, shall be deemed to be "unsolicited" as long as the Company has not breached its obligations under Section 5.3(a) or (b).

          (d)   Subject to and as otherwise provided in Section 7.1(c)(ii) and this Section 5.3(d), neither the Board nor any committee thereof shall (i) withdraw or modify in a manner adverse to Parent or Merger Sub, or resolve to or publicly propose to withdraw or modify in a manner adverse to Parent or Merger Sub, the Recommendation, (ii) approve or publicly propose to approve any letter of intent, agreement in principle, acquisition agreement, merger agreement or similar agreement relating to any Acquisition Proposal or (iii) approve or recommend, resolve to or publicly propose to approve, endorse or recommend, any Acquisition Proposal (any of the foregoing actions in clauses (i) through (iii), whether taken by the Board or a committee thereof, a "Change in Board Recommendation"). Notwithstanding the foregoing, provided that the Company has not breached its obligations under Section 5.4(b), if, prior to receipt of the Company Shareholder Approval, (i) the Board (or the Special Committee, as the case may be) consults with financial advisors of national reputation and determines in good faith, after consultation with its outside counsel, that the failure to withdraw or modify its Recommendation would be inconsistent with the Board's fiduciary duties to the shareholders of the Company, (ii) (x) the Board (or the Special Committee, as the case may be) has notified Parent in writing of the determination described in clause (i) and, if such determination is not in response to an Acquisition Proposal, such notice shall specify in reasonable detail the material events giving rise thereto, and (y) at least five (5) days following receipt by Parent of the notice referred to in clause (x) above (provided that, if such determination described in clause (i) above is made within twelve (12) days prior to the Company Meeting, then such five (5) day period shall instead be one (1) Business Day), and taking into account any proposed adjustments made by Parent since receipt of the notice referred to in clause (x) above, the Board maintains its determination described in clause (i) above, provided that during such five (5) day or one (1) Business Day period, as the case may be, after receipt by Parent of such notice, the Company has, if requested by Parent, negotiated in good faith with, and caused the Company's Representatives to negotiate in good faith with, Parent to attempt to make such adjustments in the terms and conditions of this Agreement as would enable the Board (or Special Committee, as the case may be) to proceed with the transactions contemplated herein, without having to make a Change in Board Recommendation, and (iii) if the Change in Board Recommendation is based on the receipt of an Acquisition Proposal, such Acquisition Proposal did not result from a breach of Section 5.3(a) or (b) and the Board, the Special Committee and the Company shall have first complied with their obligations set forth in Section 7.1(c)(ii)(B) and (C), then the Board (or the Special Committee, as the case may be) may effect a Change in Board Recommendation.

          (e)   The Company promptly (and in any event within 24 hours) shall advise Parent orally and in writing of (i) the receipt of any Acquisition Proposal, (ii) any request for non-public information relating to the Company or its Subsidiaries which, in the good faith judgment of the Board (or the Special Committee, as the case may be) is or could reasonably be expected to lead to an Acquisition Proposal, (iii) the identity of the Person making any such Acquisition Proposal, and (iv) the material terms of any such Acquisition Proposal or request (including copies of any material document or other written communication evidencing such Acquisition Proposal or request). The Company shall keep Parent reasonably informed on a current basis of any material change to the terms of any such Acquisition Proposal.

          (f)    Notwithstanding the foregoing, other than in connection with a termination of this Agreement pursuant to Section 7.1(c)(ii) with respect to a Superior Proposal, the Company shall not waive Section 21.606 of the TBOC with respect to any Person other than Parent, its shareholders and their respective Affiliates, unless the Company has otherwise complied with its obligations under this Section 5.3 and the Board (or the Special Committee, as the case may be) determines in good faith, after consultation with its outside counsel, that the failure to grant any such waiver would be inconsistent with its fiduciary duties to the shareholders of the Company.

          (g)   Nothing contained in this Agreement shall prohibit the Company or the Board from (i) disclosing to its shareholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act or (ii) making any other disclosure to the Company's shareholders if, with respect to this clause (ii), the Company shall have, to the extent reasonably practicable, provided Parent with a reasonable opportunity in advance to comment on and review any such disclosure and, in the case of any disclosure described in this clause (ii), the Board (or the Special Committee, as the case may be) determines in good faith, after consultation with outside legal counsel, that either (A) failure to make such disclosure would be inconsistent with its fiduciary duties to the Company's shareholders or (B) such disclosure is required by applicable Law or by the rules of any applicable national securities exchange; provided that nothing herein shall relieve the Company of its obligations under Section 5.3(d) unless compliance with such obligations would result in a violation of Law.

          (h)   As used in this Agreement, "Acquisition Proposal" shall mean any proposal or offer (i) from any Person or group of Persons other than Parent or one of its Subsidiaries for a merger, consolidation, dissolution, recapitalization or other business combination involving the Company or any of its Subsidiaries, (ii) involving the issuance by the Company of over 20% of its equity securities or (iii) to acquire in any manner, directly or indirectly, over 20% of the equity securities or consolidated total assets of the Company and its Subsidiaries, in each case other than the Merger.

          (i)    As used in this Agreement, "Superior Proposal" shall mean any bona fide written Acquisition Proposal (i) on terms which the Board (or the Special Committee, as the case may be) determines in good faith, after consultation with the Company's outside legal counsel and financial advisors of national reputation, to be more favorable from a financial point of view to the holders (excluding consideration of any interests that any holder may have other than as a shareholder of the Company entitled to receive the merger consideration) of Company Common Stock than the Merger, taking into account all the terms and conditions of such proposal (including the expected timing and likelihood of consummation), and the terms and conditions of this Agreement (including any proposal or offer by Parent to amend the terms of this Agreement and the Merger during the applicable time periods specified in Section 7.1(c)(ii), and (ii) that the Board (or the Special Committee, as the case may be) believes is reasonably capable of being completed, taking into account financing commitments and all financial, regulatory, legal and other aspects of such proposal; provided that for purposes of the definition of "Superior Proposal," the references to "20%" in the definition of "Acquisition Proposal" shall be deemed to be references to "50%."

        Section 5.4    Filings; Other Actions.

          (a)   As promptly as reasonably practicable following the date of this Agreement, the Company shall prepare the Proxy Statement, which shall, subject to Section 5.3(d), include the Recommendation. Parent and the Company shall cooperate with each other in connection with the preparation of the foregoing document. The Company will use its reasonable best efforts to have the Proxy Statement cleared by the SEC as promptly as practicable after such filing. The Company will use its reasonable best efforts to cause the Proxy Statement to be mailed to the Company's shareholders as promptly as practicable after the Proxy Statement is cleared by the SEC. The Company shall as promptly as practicable notify Parent of the receipt of any oral or written comments from the SEC relating to the Proxy Statement. The Company shall cooperate and provide Parent with a reasonable opportunity to review and comment on the draft of the Proxy Statement (including each amendment or supplement thereto) and each Company SEC Document to be filed after the date of this Agreement, and all responses to requests for additional information by and replies to comments of the SEC, prior to filing such with the SEC, and Parent and the Company will provide each other with copies of all such filings made and correspondence with the SEC with respect thereto. If at any time prior to the Effective Time, any information should be discovered by any party hereto which should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties hereto and, to the extent required by applicable Law, an appropriate amendment or supplement describing such information shall be promptly filed by the Company with the SEC and disseminated by the Company to the shareholders of the Company.

          (b)   Subject to the other provisions of this Agreement, the Company shall (i) take all action necessary in accordance with the TBOC and its articles of incorporation and bylaws to duly call, give notice of, convene and hold a meeting of its shareholders as promptly as reasonably practicable following the mailing of the Proxy Statement for the purpose of obtaining the Company Shareholder Approval (such meeting or any adjournment or postponement thereof, the "Company Meeting"), and (ii) subject to the Board's (or the Special Committee's, as the case may be) withdrawal or modification of its Recommendation in accordance with Section 5.3(d), use its reasonable best efforts to solicit from its shareholders proxies in favor of the approval of this Agreement, the Merger and the other transactions contemplated hereby. Notwithstanding anything in this Agreement to the contrary, unless this Agreement is terminated in accordance with Section 7.1 and subject to compliance with Section 7.2, if applicable, the Company, regardless of whether the Board (or the Special Committee, as the case may be) has approved, endorsed or recommended an Acquisition Proposal or has withdrawn or modified the Recommendation, will submit this Agreement for approval by the shareholders of the Company at such meeting.

        Section 5.5    Stock Options and Other Stock-Based Awards; Employee Matters.

          (a)    Stock Options and Other Stock-Based Awards.

              (i)  Except as otherwise agreed in writing by the Company and Parent and the applicable holder thereof, each option or other award to purchase shares of Company Common Stock, other than stock options outstanding as of the date of this Agreement pursuant to the Stock Purchase Plan (each, a "Company Stock Option"), granted under any plans or arrangements of the Company providing for compensation payable in or based on Company Common Stock (the "Company Stock Plans"), whether vested or unvested, that is outstanding or that is required to be treated as outstanding immediately prior to the Effective Time shall (notwithstanding any provisions to the contrary in the Company Stock Plans or applicable option grants), as of the Effective Time, become fully vested and be converted into the right to receive an amount in cash in U.S. dollars equal to (1) (A) the product of (x) the total number of shares of Company Common Stock subject to such Company Stock Option and (y) the excess, if any, of the amount of the Merger Consideration over the exercise price per share of Company Common Stock subject to such Company Stock Option (or if there is not any such excess, zero) with the aggregate amount of such payment rounded to the nearest cent (the aggregate amount of such cash hereinafter referred to as the "Option Consideration") or, if less, (B) the amount to which the holder of such Company Stock Option would otherwise be entitled under the terms of the applicable option grant and the applicable Company Stock Plan, less (2) such amounts as are required to be withheld or deducted under the Code or any provision of federal, state, local or foreign Tax Law with respect to the making of such payment.

             (ii)  Subject to any and all applicable performance criteria being satisfied and, except as otherwise agreed in writing by the Company and Parent and the applicable holder thereof, each award, other than a Company Stock Option, granted under a Company Stock Plan and providing for compensation payable in or based on Company Common Stock, or the value thereof (each, a "Company Stock Award"), whether vested or unvested, that is outstanding or that is required to be treated as outstanding immediately prior to the Effective Time shall (notwithstanding any provisions to the contrary in the Company Stock Plans or applicable award agreements), as of the Effective Time, become fully vested and be converted into the right to receive an amount in cash in U.S. dollars equal to (1) (A) the amount of cash or the value of the Company Common Stock, as applicable, net of any exercise price, base amount or other offset provided in the award agreement with respect to such Company Stock Award, that would otherwise be payable or deliverable upon the exercise of the Company Stock Award (as if it were vested) at the Effective Time and based on the amount of the Merger Consideration per share of Company Common Stock subject to or underlying such Company Stock Award (or if the net amount is not more than zero) with the aggregate amount of such payment rounded to the nearest cent (the aggregate amount of such cash hereinafter referred to as the "Stock Award Consideration"), or, if less, (B) the amount to which the holder of such Company Stock Award would otherwise be entitled under the terms of the applicable award agreement and the applicable Company Stock Plan, less (2) such amounts as are required to be withheld or deducted under the Code or any provision of federal, state, local or foreign Tax Law with respect to the making of such payment.

            (iii)  At the Effective Time, the Stock Purchase Plan shall terminate. Additionally, at or prior to the Effective Time, the offering period in effect under the Stock Purchase Plan at the Effective Time shall end, and all options in effect, for which the Stock Purchase Plan Contributions have been made, for such offering period shall automatically be exercised for the applicable exercise price under the terms of the Stock Purchase Plan. The Company Common Stock purchased upon such automatic exercise shall, unless otherwise purchased by the Parent or the Company, be deemed to be outstanding and owned, unless otherwise sold or transferred, by the applicable Stock Purchase Plan participants at the Effective Time. After the date hereof, no employee who is not a participant in the Stock Purchase Plan may become a participant in the Stock Purchase Plan, no participant in the Stock Purchase Plan may increase the percentage amount of his or her payroll deduction election from those in effect on the date hereof, and no further offering period shall commence.

            (iv)  Prior to the Effective Time, with reasonable advance notice and prior consultation with Parent, the Compensation Committee of the Board or the Board, as appropriate, shall make such adjustments and amendments to, make such determinations or take such actions with respect to existing Company Stock Plans, the Stock Purchase Plan, Company Stock Awards, Company Stock Options and Company Benefit Plans, including giving notices and obtaining consents where necessary, to effect the settlement and/or cancellation immediately prior to the Effective Time of all Company Stock Options, options under the Stock Purchase Plan and Company Stock Awards outstanding immediately prior to the Effective Time, in each case in accordance with their respective terms as in effect on the date of this Agreement, and to implement the foregoing provisions of this Section 5.5. Payments to be made pursuant to this Section 5.5 shall be made as soon as reasonably practicable after the Effective Time, and the Company agrees to provide to Parent as soon as reasonably practicable prior to the Effective Time such supporting records with respect to such payments as may be reasonably requested by Parent. In no event shall any provision of this Section 5.5 result in the vesting or payment of any grant, award or shares that lapse or are otherwise forfeited prior to the Effective Time in accordance with their respective terms as in effect on the date of this Agreement. Except as otherwise agreed to in writing by the Company and the Parent, there shall be no Company Stock Options, awards of Restricted Stock, Company Stock Awards or options under the Stock Purchase Plan outstanding after the Effective Time.

          (b)    Employees and Employee Benefit Plans.    Following the Closing:

            (i)    Employment.    As of the Closing Date, Parent shall cause the Company to continue to employ each employee of the Company or any of its Subsidiaries ("Employees") (including any Employees on authorized leave), with such employment to be, for a period of at least one year following the Closing Date, at not less than the same base pay and bonus and incentive compensation opportunity level as in effect on the date of this Agreement. Subject to Section 5.5(c), nothing in this provision precludes the Company from terminating an Employee for due cause or in the ordinary course of business for any other purpose required by business conditions or developments.

            (ii)    Employee Benefits.    Parent shall, or shall cause the Company to, offer employee benefits to the Employees that are, and shall be on terms and conditions that are, for at least one year following the Closing Date, no less favorable in the aggregate to the Employees than those provided by the Company Benefit Plans as in effect on the date of this Agreement. With the exception of the severance benefits provided for in Section 5.5(c), nothing herein shall be deemed to obligate Parent or the Company to adopt or maintain any particular employee benefit plan (including any equity compensation plans or arrangements), and nothing herein shall be deemed to limit the ability of the Parent or the Company to amend or terminate any Company Benefit Plan at any time after the Closing Date.

            (iii)    Credit for Prior Service.    Parent agrees that from and after the Closing, the Employees shall be credited with their length of service with the Company and any of its Subsidiaries for purposes of eligibility and vesting (but not for purposes of benefit accrual) under all employee benefit plans, programs and policies of Parent or any Affiliate of Parent ("Parent Benefit Plans") in which the Employees may be covered, to the same extent that service provided prior to the Closing Date by employees of Parent or any Affiliate of Parent is recognized under the relevant Parent Benefit Plan. Such pre-Closing service credit shall also be taken into account for purposes of benefit computation under all vacation, sick leave, paid time off, and severance plans or policies that may apply to the Employees after the Closing Date. In addition, Parent shall cause the Company and its Subsidiaries to continue to recognize all vacation time, sick leave, paid time off, or other leave accrued by each Employee as of the Closing Date.

            (iv)    Terms of Coverage.    To the extent Employees become covered under any Parent Benefit Plan, any restriction on coverage for pre-existing conditions or requirement for evidence of insurability under such plans shall be waived for the Employees to the extent any such limitations had already been satisfied under the Company Benefit Plans. Parent shall, or shall cause the Company and its Subsidiaries to, use commercially reasonable efforts to cause any third party to waive such pre-existing restriction or insurability requirement under the Parent Benefit Plans. Parent shall ensure that each Employee who becomes covered under any Parent Benefit

    Plan that is a group health plan (including a "group health plan" as defined in Section 5000(b)(1) of the Code or a group health plan applicable to Employees in jurisdictions outside of the United States) shall receive credit for those sums paid in the current year under the corresponding Company Benefit Plan as deductibles, coinsurance and copayments, towards any deductible and/or out-of-pocket maximum which may apply under such Parent Benefit Plan.

          (c)    Severance.    If, during the twelve (12) months following the Closing Date, the Company, Parent or an Affiliate of any of them terminates the employment of any Person who was an Employee on the Closing Date, without cause (as reasonably determined by the Company, the Parent or such Affiliate), then the Parent, Company or such Affiliate shall pay to such Person severance benefits in an amount not less than the amount to which such Person would have been entitled under the severance policy of the Company or any of its Subsidiaries in effect on the date of this Agreement or, in the case of any Canadian Employee, not less than the amount to which such Person would have been entitled under applicable Law.

        Section 5.6    Efforts.

          (a)   Subject to the terms and conditions set forth in this Agreement, each of the parties hereto shall, and shall cause its Subsidiaries to, use its reasonable best efforts (subject to, and in accordance with, applicable Law) to take promptly, or to cause to be taken, all actions, and to do promptly, or to cause to be done, and to assist and to cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective the Merger and the other transactions contemplated hereby, including (i) the obtaining of all necessary waivers, consents and approvals, including the Company Approvals and the Parent Approvals, from Governmental Entities and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity and (ii) the obtaining of all necessary consents, approvals or waivers from third parties other than Governmental Entities. For the avoidance of doubt, if the Company otherwise uses its reasonable best efforts in accordance with this Section 5.6(a), then obtaining the items in clauses (i) and (ii) shall not constitute, or be construed to constitute, conditions to closing under this Agreement except as specifically contemplated by Sections 6.1(c) and 6.3(e), and the failure to obtain any of the items in clauses (i) and (ii) shall not constitute a breach of this Agreement by the Company, and (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby.

          (b)   Subject to the terms and conditions herein provided and without limiting the foregoing, the Company and Parent shall (i) promptly as practicable after the date hereof, make their respective filings and thereafter make any other required submissions under the HSR Act, (ii) use reasonable best efforts to cooperate with each other in (x) determining whether any filings are required to be made with, or consents, permits, authorizations, waivers or approvals are required to be obtained from, any third parties or other Governmental Entities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and (y) timely making all such filings and timely seeking all such consents, permits, authorizations or approvals, (iii) use reasonable best efforts to take, or to cause to be taken, all other actions and to do, or to cause to be done, all other things necessary, proper or advisable to consummate and make effective the Merger and the other transactions contemplated hereby, including taking all such further action as reasonably may be necessary to resolve such objections, if any, as the United States Federal Trade Commission, the Antitrust Division of the United States Department of Justice, state or foreign antitrust enforcement authorities or competition authorities, other Governmental Entities in connection with the HSR Act and foreign competition approvals, or other state or federal regulatory authorities of any other nation or other jurisdiction or any other person may assert under Regulatory Law (as hereinafter defined) with respect to the Merger and the other transactions contemplated hereby, and to avoid or eliminate each and every impediment under any Law that may be asserted by any Governmental Entity with respect to the Merger so as to enable the Closing to occur as soon as reasonably possible (and in any event no later than the End Date (as hereinafter defined)), and (iv) subject to applicable legal limitations and the instructions of any Governmental Entity, use reasonable best efforts to keep each other apprised of the status of matters, including to the extent permitted by Law promptly furnishing the other with copies of notices or other communications received by the Company or Parent, as the case may be, or any of their Subsidiaries, from any third party and/or any Governmental Entity related to the approval of the Merger, allowing each other to review in advance any filing or written materials submitted to any Governmental Entity related to the approval of the Merger, and providing the other party and its counsel with advance notice of and, to the extent permitted by Law, the opportunity to participate in any discussion, telephone call or meeting with any Governmental Entity in respect of any filing, investigation or other inquiry related to the approval of the Merger.

          (c)   Subject to Section 5.10, and in furtherance and not in limitation of the covenants of the parties contained in this Section 5.6, if any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging the Merger or any other transaction contemplated by this Agreement, each of the Company and Parent shall cooperate in all respects with each other and shall use their respective reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Merger or any other transactions contemplated hereby. Notwithstanding the foregoing or any other provision of this Agreement, nothing in this Section 5.6 shall limit a party's right to terminate this Agreement pursuant to Section 7.1(b)(i) or so long as such party has, prior to such termination, complied with its obligations under this Section 5.6.

          (d)   For purposes of this Agreement, "Regulatory Law" means any and all Laws requiring notice to, filings with, or the consent or approval of, any Governmental Entity, or that otherwise may cause any restriction, in connection with the Merger and the transactions contemplated thereby, including (i) the Sherman Act of 1890, the Clayton Antitrust Act of 1914, the HSR Act, the Federal Trade Commission Act of 1914 and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening competition through merger or acquisition, (ii) any Law governing the direct or indirect ownership or control of any of the operations or assets of the Company and its Subsidiaries or (iii) any Law with the purpose of protecting the national security of any nation.

        Section 5.7    Takeover Statute.     If any "fair price," "moratorium," "control share acquisition" or other form of anti-takeover statute or regulation shall become applicable to the Merger or the other transactions contemplated by this Agreement, each of the Company and Parent and the members of their respective Boards of Directors shall grant such approvals and take such actions as are reasonably necessary so that the Merger and the other transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated herein and otherwise act to eliminate or minimize the effects of such statute or regulation on the Merger and the other transactions contemplated hereby.

        Section 5.8    Public Announcements.     Except with respect to a Change in Board Recommendation, the Company and Parent will consult with and provide each other the opportunity to review and comment upon any press release or other public statement prior to the issuance of such press release or other public statement relating to this Agreement or the transactions contemplated herein (other than routine employee communications) and shall not issue any such press release or other public statement prior to such consultation except as such party in its good faith judgment may be required by applicable Law or by obligations pursuant to any listing agreement with any national securities exchange, it being understood that the final form of any release or statement shall be at the final discretion of the issuing party. Parent and the Company agree to issue a joint press release announcing the execution and delivery of this Agreement.

        Section 5.9    Indemnification and Insurance.

          (a)   Parent and Merger Sub agree that all rights to exculpation, indemnification (including rights accruing under self-insurance arrangements in respect of deductibles, coverage limits or forgone third-party insurance) and advancement of expenses for acts or omissions occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, now existing in favor of the current or former directors, officers or employees (in their capacity as such or when serving at the request or for the benefit of the Company or its Subsidiaries, as a director, officer, partner, employee, agent or fiduciary of any other partnership, joint venture, trust, employee benefit plan or other entity or enterprise), as the case may be, of the Company or its Subsidiaries as provided in any agreement (copies of which have been provided to Parent and are listed in Section 5.9 of the Company Disclosure Schedule) or in the articles of incorporation or bylaws or other organization documents of the Company or its Subsidiaries shall survive the Merger and shall continue in full force and effect. For a period of six (6) years from the Effective Time, Parent and the Surviving Corporation shall maintain in effect the exculpation, indemnification and advancement of expenses and arrangement of self-insurance provisions of the Company's and any of its Subsidiaries' articles of incorporation and bylaws or similar organization documents in effect immediately prior to the Effective Time or in any indemnification agreements of the Company or its Subsidiaries with any of their respective current or former directors, officers or employees in effect as of the date hereof with respect to actions or omissions taken at or prior to the Effective Time, and shall not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any Indemnified Party; provided,however, that all rights to indemnification in respect of any Action (as hereinafter defined) pending or asserted or any claim made within such period shall continue until the disposition of such Action or resolution of such claim.

          (b)   From and after the Effective Time, Parent and the Surviving Corporation shall, to the fullest extent permitted under applicable Law, jointly and severally indemnify and hold harmless (and advance funds in respect of each of the foregoing) each current and former director and officer of the Company or any of its Subsidiaries (each, together with such person's heirs, executors or administrators, an "Indemnified Party") against any costs or expenses (including advancing reasonable attorneys' fees, costs and expenses in advance of the final disposition of any claim, suit, proceeding or investigation to each Indemnified Party to the fullest extent permitted by Law), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (an "Action"), arising out of, relating to or in connection with any action or omission of the Indemnified Party occurring or alleged to have occurred at or prior to the Effective Time and with respect to current and former directors occurring or alleged to have occurred whether before or after the Effective Time, in connection with such persons serving as an officer, director or other fiduciary of the Company or any other entity if such service was at the request or for the benefit of the Company or any of its Subsidiaries to the same extent as provided in the Company's and any of its Subsidiaries' articles of incorporation and bylaws or similar organizational documents in effect immediately prior to the Effective Time or in any indemnification agreements of the Company or its Subsidiaries in effect as of the date hereof; provided,however, that neither Parent nor the Surviving Corporation shall be liable for any settlement effected without either Parent's or the Surviving Corporation's prior written consent, and the Surviving Corporation shall not be obligated to pay the fees and expenses of more than one counsel (selected by a plurality of the applicable Indemnified Parties) for all Indemnified Parties in any jurisdiction with respect to any single such claim, action, suit, proceeding or investigation; provided, further, however, that if any Indemnified Party or group of Indemnified Parties is advised in writing by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party or group of Indemnified Parties and another Indemnified Party or group of Indemnified Parties, then the Surviving Corporation shall pay the fees and expenses of the minimum number of counsel as are required to eliminate such conflicts of interest. It shall be a condition to the advancement of any amounts to be paid in respect of legal and other fees, costs and expenses that the Surviving Corporation receive an undertaking by the Indemnified Party to repay such legal and other fees, costs and expenses paid in advance if it is finally judicially determined that such Indemnified Party is not entitled to be indemnified under applicable Law. Notwithstanding anything contained herein, the Surviving Corporation shall not amend its bylaws or articles of incorporation as of or after the Effective Time if such action would adversely affect the rights of individuals who, at or prior to the Effective Time, were entitled to advances, indemnification, contribution or exculpation thereunder for actions or omissions by such individuals in their capacity as directors or officers of the Company or any of its Subsidiaries at any time prior to the Effective Time.

          (c)   For a period of six (6) years from the Effective Time, Parent shall either (i) cause to be maintained in effect the current policies of directors' and officers' liability insurance and fiduciary liability insurance maintained by the Company and its Subsidiaries or (ii) cause the Surviving Corporation to provide substitute policies or cause the Surviving Corporation to purchase a "tail policy," in either case of at least the same coverage and amounts containing terms and conditions that are not less advantageous in the aggregate than such existing policies with respect to matters arising on or before the Effective Time; provided,however, that after the Effective Time, such Persons shall not be required to pay with respect to such insurance policies in respect of any one policy year more than 300% of the last annual premium paid by the Company prior to the date hereof in respect of the coverages required to be obtained pursuant hereto, but in such case shall purchase as much coverage as reasonably practicable for such amount; and further provided that if the Surviving Corporation purchases a "tail policy" and the same coverage costs more than 300% of such last annual premium, the Surviving Corporation shall purchase the maximum amount of coverage that can be obtained for 300% of such last annual premium.

          (d)   The rights of each Indemnified Party hereunder shall be in addition to, and not in limitation of or exclusive of, any other rights such Indemnified Party may have under the articles of incorporation or bylaws or other organizational documents of the Company or any of its Subsidiaries or the Surviving Corporation, any other indemnification arrangement, self-insurance arrangement, the TBOC or otherwise. The provisions of this Section 5.9 shall survive the consummation of the Merger and expressly are intended to benefit, and are enforceable by, each of the Indemnified Parties. Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors' and officers' insurance claims under any policy that is or has been in existence with respect to the Company or any of its Subsidiaries or their respective current or former officers, directors and employees, it being understood and agreed that the indemnification provided for in this Section 5.9 is not prior to or in substitution for any such claims under any such policies.

          (e)   This Section 5.9 shall survive the consummation of the Merger and is intended to be for the benefit of, and shall be enforceable by, present or former directors and officers of the Company or its Subsidiaries, their respective heirs and personal representatives and shall be binding on Parent and the Surviving Corporation and their respective successors and assigns. In the event Parent, the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in either such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 5.9. This Section 5.9 may not be amended in a manner that is adverse to an Indemnified Party (including their heirs and personal representatives) or terminated without the consent of such Indemnified Party (including their heirs and representatives).

          (f)    Parent and the Surviving Corporation shall jointly and severally indemnify and pay in advance all reasonable expenses, including reasonable attorneys' fees, costs and expenses, that may be incurred by any Indemnified Party in bringing any claim to enforce the indemnity, exculpation, advancement or other obligations provided in this Section 5.9, provided that any Indemnified Party shall first be obligated to provide ten (10) days' advance written notice to Parent before bringing any such claim except if failure to so provide such notice would result in the expiration of any statute of limitations regarding such claim, no such notice shall be required.

        Section 5.10    Shareholder Litigation.     The Company shall give Parent the opportunity to participate, subject to a customary joint defense agreement, in, but not control, the defense or settlement of any shareholder litigation against the Company and/or its directors relating to the Merger or any other transactions contemplated hereby and no such settlement shall in any event be agreed to without Parent's prior consent, which may not be unreasonably withheld, conditioned or delayed.

        Section 5.11    Notification of Certain Matters.     The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of (i) any notice or other communication received by such party from any Governmental Entity in connection with the Merger or the other transactions contemplated hereby or from any person alleging that the consent of such person is or may be required in connection with the Merger or the other transactions contemplated hereby, if the subject matter of such communication or the failure of such party to obtain such consent could reasonably be expected to be material to the Company, the Surviving Corporation or Parent, (ii) any actions, suits, claims, investigations or proceedings commenced or, to such party's Knowledge, threatened against, relating to or involving or otherwise affecting such party or any of its Subsidiaries which relate to the Merger or the other transactions contemplated hereby, (iii) the discovery of any fact or circumstance that, or the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, would could reasonably be expected to cause or result in any of the conditions to the Merger set forth in Article VI not being satisfied or satisfaction of those conditions being materially delayed in violation of any provision of this Agreement; provided,however, that the delivery of any notice pursuant to this Section 5.11 shall not (x) cure any breach of, or non-compliance with, any other provision of this Agreement or (y) limit the remedies available to the party receiving such notice. The Company shall notify Parent, on a reasonably current basis, of any events or changes of which the Company is aware with respect to any criminal or regulatory investigation or action involving the Company or any of its Affiliates (but excluding traffic violations and similar misdemeanors), and shall reasonably cooperate with Parent in efforts to mitigate any adverse consequences to Parent which may arise therefrom (including by coordinating and providing assistance in meeting with regulators).

        Section 5.12    Rule 16b-3.     Prior to the Effective Time, the Company shall take such steps as may be reasonably requested by any party hereto to cause dispositions of Company equity securities (including derivative securities) pursuant to the transactions contemplated by this Agreement by each individual who is a director or officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act in accordance with that certain No-Action Letter dated January 12, 1999 issued by the SEC regarding such matters.

        Section 5.13    Control of Operations.     Without in any way limiting any party's rights or obligations under this Agreement, the parties understand and agree that (i) nothing contained in this Agreement shall give Parent, directly or indirectly, the right to control or direct the Company's operations prior to the Effective Time, and (ii) prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its operations.

        Section 5.14    Cooperation; Convertible Notes; Warrants; Outstanding Debt.

          (a)   The Company shall promptly take such actions as are reasonably requested in writing by Parent or as are otherwise required by the applicable instruments including giving effect to the conversion adjustments and providing all required notices related to mergers and consolidations, in respect of the (i) Warrant dated September 25, 2008, issued by the Company to Wachovia Investment Holdings, LLC (the "Wachovia Warrant"), (ii) Warrant dated April 15, 2008, issued by the Company to Deutsche Bank Securities, Inc., as amended by Amendment No. 1 to Warrant dated October 28, 2009

  (as amended, the "Deutsche Warrant"), (iii) Convertible Senior Notes, (iv) warrants sold to JPMorgan and Deutsche Bank on September 12, 2006 relating to approximately 17,100,000 shares of Company Common Stock (the "Hedged Warrants" and, together with the Wachovia Warrant and the Deutsche Warrant, the "Company Warrants"), and (v) hedge transactions entered into with JPMorgan Chase Bank, National Association, London Branch ("JPMorgan" and such hedge transaction, the "JPMorgan Hedge Transaction") and Deutsche Bank AG, London Branch ("Deutsche Bank" and such hedge transaction, the "Deutsche Bank Hedge Transaction") on September 12, 2006 relating to the Convertible Senior Notes and the Hedged Warrants, in each case as directed by and in accordance with the terms and conditions specified in writing by Parent, and the Company shall consult with Parent before taking any action with respect to any of the foregoing; provided,however, that prior to the Effective Time, the Company shall not be obligated under this Section 5.14(a) to take any action that (A) is not conditioned upon the occurrence of the Effective Time, (B) except as otherwise provided in the following sentence, could potentially expose the Company to material liability or expense or (C) could result in any representation or warranty of the Company in this Agreement being or becoming untrue or incorrect or that could result in the Company being in breach of any of its obligations under this Agreement. Notwithstanding the foregoing, prior to September 30, 2010, the Company shall enter into binding agreements, in form and substance satisfactory to Parent, with JPMorgan and Deutsche Bank to settle the JPMorgan Hedge Transaction and the Deutsche Bank Hedge Transaction, respectively, using the Cancellation and Payment (Calculation Agent Determination) methodology, which, for the avoidance of doubt, is the methodology used to calculate the unwind value of the hedges with respect to the Hedged Warrants upon the occurrence of a merger event. All actions, notices, announcements and other documentation related to the foregoing shall be subject to the prior written approval of Parent (which shall not be unreasonably withheld, conditioned or delayed). The Parent shall cooperate reasonably with the Company in connection with the Company's performance of its obligations under this Section 5.14(a). Parent and Merger Sub acknowledge and agree that, except for settlement of the JPMorgan Hedge Transaction and the Deutsche Bank Hedge Transaction, obtaining any particular outcome with respect to any of the actions requested by the Parent to be taken pursuant to this Section 5.14(a) shall not constitute, or be construed to constitute, a condition to the consummation of the transactions contemplated by this Agreement and the failure to obtain any particular outcome shall not constitute a breach of this Agreement by the Company.

          (b)   Other than with respect to the Convertible Senior Notes, which are covered by Section 5.14(a), the Company shall promptly take such actions as are reasonably requested in writing by Parent under any debt agreements, including the Secured Debt; provided,however, that prior to the Effective Time, the Company shall not be obligated under this Section 5.14(b) to take any action that (i) is not conditioned upon the occurrence of the Effective Time, (ii) could potentially expose the Company to material liability or expense, (iii) could result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation, payment for any consent or similar fee, or the loss of any benefit under any debt agreements, including the Secured Debt, or (iv) could result in any representation or warranty of the Company in this Agreement being or becoming untrue or incorrect or that could result in the Company being in breach of any of its obligations under this Agreement. All actions, notices, announcements and other documentation related to the foregoing shall be subject to the prior written approval of Parent. For purposes of this paragraph, "Secured Debt" means any Securitization Transactions and any secured debt (including any Warehouse Transactions) outstanding or committed. Parent and Merger Sub acknowledge and agree that obtaining any particular outcome with respect to any of the actions requested by the Parent to be taken pursuant to this Section 5.14(b) shall not constitute, or be construed to constitute, a condition to the consummation of the transactions contemplated by this Agreement and the failure to obtain any particular outcome shall not constitute a breach of this Agreement by the Company.

        Section 5.15    Warrants.     Except as otherwise agreed in writing by the Company and Parent and the applicable holder thereof, each Wachovia Warrant and each Deutsche Warrant that is outstanding immediately prior to the Effective Time shall, as of the Effective Time, become exercisable into the right to receive an amount in cash in U.S. dollars equal to the product of (a) the total number of shares of Company Common Stock subject to such Wachovia Warrant or Deutsche Warrant, as the case may be, and (b) the Merger Consideration, upon payment to the Company of the exercise price per share of Company Stock subject to such Wachovia Warrant or Deutsche Warrant, as the case may be, or if the holders of the Wachovia Warrant or Deutsche Warrant, as the case may be, elect to be paid in full or in part on a "cashless basis," as permitted therein, the Wachovia Warrant or Deutsche Warrant, as the case may be, shall become exercisable on a "cashless basis" into the right to receive an amount in cash in U.S. dollars equal to the product of (i) the total number of shares of Company Common Stock subject to such Wachovia Warrant or Deutsche Warrant, as the case may be, and (ii) the excess, if any, of the amount of the Merger Consideration over the exercise price per share of Company Common Stock subject to such Wachovia Warrant or Deutsche Warrant, as the case may be, with the aggregate of such payment rounded to the nearest cent (the aggregate amount of cash issuable upon payment of the applicable exercise price, net of the exercise price, or the aggregate amount of cash issuable upon a exercise on a "cashless basis," is hereinafter referred to as the "Warrant Consideration"), in each case less such amounts, if any as are required to be withheld or deducted under the Code or any provision of federal, state, local or foreign Tax Law with respect to the making of such payment. The Parent will deposit the Warrant Consideration with the Paying Agent as provided in Section 2.2 hereof in furtherance thereof.

ARTICLE VI

CONDITIONS TO THE MERGER

        Section 6.1    Conditions to Each Party's Obligation to Effect the Merger.     The respective obligations of each party to effect the Merger shall be subject to the fulfillment (or waiver by all parties) at or prior to the Effective Time of the following conditions:

          (a)   The Company Shareholder Approval shall have been obtained.

          (b)   No restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction preventing the consummation of the Merger and/or the other transactions contemplated by this Agreement shall be in effect.

          (c)   Any applicable waiting period under the HSR Act shall have expired or been earlier terminated.

        Section 6.2    Conditions to Obligation of the Company to Effect the Merger.     The obligation of the Company to effect the Merger is further subject to the fulfillment or waiver of each of the following conditions:

          (a)   (i) The representations and warranties of Parent and Merger Sub contained in Section 4.2(a) (Corporate Authority) shall be true and correct in all respects, at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date and (ii) the representations and warranties of Parent and Merger Sub set forth in this Agreement (other than in clause (i) above) shall be true and correct in all respects (disregarding any materiality or Parent Material Adverse Effect qualifiers contained therein) at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date, except where the failure of such representations or warranties to be so true and correct would not have, individually or in the aggregate, a Parent Material Adverse Effect; provided,however, that, with respect to clauses (i) or (ii) hereof, representations and warranties that are made as of a particular date or period shall be true and correct (in the manner set forth in clauses (i) or (ii), as applicable) only as of such date or period.

          (b)   Parent shall have in all material respects performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by it prior to the Effective Time.

          (c)   Parent shall have delivered to the Company a certificate, dated the Effective Time and signed by any Vice Chairman, certifying to the effect that the conditions set forth in Sections 6.2(a) and 6.2(b) have been satisfied.

        Section 6.3    Conditions to Obligation of Parent and Merger Sub to Effect the Merger.     The obligation of Parent and Merger Sub to effect the Merger is further subject to the fulfillment or waiver of each of the following conditions:

          (a)   (i) The representations and warranties of the Company contained in Section 3.2(a), (b) and (c) (Capital Stock), Section 3.4(a) (Corporate Authority), Section 3.22 (Required Vote of the Company Shareholders), and Section 3.26 (State Takeover Statutes) shall be true and correct in all respects (except, in the case of Section 3.2(a), (b) and (c) for such inaccuracies as are de minimis in the aggregate), in each case at and as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date and (ii) the representations and warranties of the Company set forth in this Agreement (other than in clause (i) above) shall be true and correct in all respects (disregarding any materiality or Company Material Adverse Effect qualifiers contained therein) as of the date of this Agreement and at and as of the Closing Date as though made at and as of the Closing Date, except where the failure of such representations or warranties to be so true and correct would not have, individually or in the aggregate, a Company Material Adverse Effect; provided,however, that, with respect to clauses (i) or (ii) hereof, representations and warranties that are made as of a particular date or period shall be true and correct (in the manner set forth in clauses (i) or (ii), as applicable) only as of such date or period.

          (b)   The Company shall have in all material respects performed all obligations and complied in all material respects with all covenants required by this Agreement to be performed or complied with by it prior to the Effective Time.

          (c)   The Company shall have delivered to Parent a certificate, dated the Effective Time and signed by its Chief Executive Officer or Chief Financial Officer, certifying to the effect that the conditions set forth in Sections 6.3(a), 6.3(b) and 6.3(d) have been satisfied.

          (d)   Since the date of this Agreement there shall not have occurred a Company Material Adverse Effect.

          (e)   The Company shall have satisfied the Minimum Condition for obtaining regulatory consents.

          (f)    The Company shall have entered into binding agreements with JPMorgan and Deutsche Bank to settle the JPMorgan Hedge Transaction and the Deutsche Bank Hedge Transaction, respectively, using the Cancellation and Payment (Calculation Agent Determination) methodology, which, for the avoidance of doubt, is the methodology used to calculate the unwind value of the hedges with respect to the Hedged Warrants upon the occurrence of a merger event; provided,however, that (i) this condition shall automatically expire, and shall no longer be a condition under this Section 6.3, at 11:59 p.m., New York time, on September 30, 2010, and (ii) if this Agreement is not terminated by Parent pursuant to Section 7.1(e), any breach of the Company's obligations arising under Section 5.14(a) resulting from the failure of the Company to enter into binding agreements by such date shall be waived and such breach shall not result in the failure of the condition to the obligations of Parent and Merger Sub set forth in Section 6.3(b).

          (g)   The number of Dissenting Shares for which demands for appraisal have been made and not been withdrawn shall not exceed 15% of the outstanding shares of Company Common Stock.

        Section 6.4    Frustration of Conditions.     No party may rely on the failure of any condition set forth in this Article VI to be satisfied if such failure was caused by such party's failure to act in good faith or to use its reasonable best efforts to consummate the Merger and the other transactions contemplated by this Agreement.

ARTICLE VII

TERMINATION

        Section 7.1    Termination or Abandonment.     Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and abandoned at any time prior to the Effective Time, whether before or after any approval of the matters presented in connection with the Merger by the shareholders of the Company:

          (a)   by the mutual written consent of the Company and Parent;

          (b)   by either the Company or Parent, if:

              (i)  the Effective Time shall not have occurred on or before December 31, 2010 (the "End Date") and the party seeking to terminate this Agreement pursuant to this Section 7.1(b)(i) shall not have breached its obligations under this Agreement in any manner that shall have proximately caused the failure to consummate the Merger on or before the End Date;

             (ii)  an injunction or order shall have been entered permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger and such injunction or order shall have become final and non-appealable, provided that the party seeking to terminate this Agreement pursuant to this Section 7.1(b)(ii) shall have used its reasonable best efforts to remove such injunction or order in accordance with Section 5.6; or

            (iii)  the Company Meeting (including any adjournments thereof) shall have concluded and the Company Shareholder Approval contemplated by this Agreement shall not have been obtained, provided that the right to terminate this Agreement pursuant to this Section 7.1(b)(iii) shall not be available to the Company where the failure to obtain the Company Shareholder Approval is proximately caused by (a) a Change in Board Recommendation that is not permitted by Section 5.3(d) or (b) a breach by the Company of Section 5.4;

          (c)   by the Company, if:

              (i)  Parent shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (i) would result in a failure of a condition set forth in Section 6.1 or 6.2 and (ii) cannot be cured by the End Date, provided that the Company shall have given Parent written notice, delivered at least thirty (30) days prior to such termination, stating the Company's intention to terminate this Agreement pursuant to this Section 7.1(c)(i) and the basis for such termination; provided,further, that the Company is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 6.1 or 6.3 not to be satisfied; or

             (ii)  prior to the receipt of the Company Shareholder Approval, (A) the Board (or Special Committee, as the case may be) has received an Acquisition Proposal which did not result from a breach of Section 5.3(a) or (b), (B) the Company has notified Parent in writing of the determination by the Board that an Acquisition Proposal is a Superior Proposal, which notice shall specify the material terms and conditions of any such Superior Proposal (including the identity of the party making such Superior Proposal), and shall have contemporaneously provided a copy of the relevant proposed transaction agreements with the party making such Superior Proposal, (C) at least five (5) days following receipt by Parent of the notice referred to in clause (B) above, and taking into account any revised proposal made by Parent since receipt of the notice referred to in clause (B) above, such Superior Proposal remains a Superior Proposal and the Board (or Special Committee, as the case may be) has again, following good faith negotiations with Parent during such five (5) day period, made the determinations referred to in the definition of Superior Proposal (it being understood that in the event of any material revisions to the Superior Proposal, the Company shall be required to deliver a new written notice to Parent pursuant to clause (B) above and to comply with the requirements of this Section 7.1(c)(ii) with respect to such new written notice, except that all references in this clause (C) to five (5) days shall be deemed to be references to three (3) days in such event), provided, that if such Acquisition Proposal is first received by the Board (or Special Committee, as applicable) within twelve (12) days prior to the Company Meeting then such five (5) day and three (3) day periods shall instead each be one (1) Business Day periods and (D) the Company has previously paid (or concurrently pays) the Termination Fee.

          (d)   by Parent, if:

              (i)  the Company shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (i) would result in a failure of a condition set forth in Section 6.1, Section 6.3(a), Section 6.3(b) or Section 6.3(d) and (ii) cannot be cured by the End Date, provided that Parent shall have given the Company written notice, delivered at least thirty (30) days prior to such termination, stating Parent's intention to terminate this Agreement pursuant to this Section 7.1(d)(i) and the basis for such termination; provided,further, that the Parent is not then in material breach of this Agreement so as to cause any of the conditions set forth in Section 6.1 or 6.2 not to be satisfied;

             (ii)  the Board (or Special Committee, as applicable) withdraws, modifies or qualifies in a manner adverse to Parent or Merger Sub, or publicly proposes to withdraw, modify or qualify, in a manner adverse to Parent or Merger Sub, its Recommendation, fails to include the Recommendation in the Proxy Statement filed with the SEC and or approves, endorses or recommends, or resolves to or publicly proposes to approve, endorse or recommend, any Acquisition Proposal, including in any disclosure made pursuant to Rule 14e-2(a) promulgated under the Exchange Act; or

            (iii)  since the date of this Agreement there shall have been a Company Material Adverse Effect that cannot be cured by the End Date.

          (e)   by Parent, if on September 30, 2010, the condition set forth in Section 6.3(f) has not been satisfied; provided, that, notwithstanding the lead-in language in this Section 7.1, Parent shall not be able to terminate this Agreement pursuant to this Section 7.1(e) after October 4, 2010.

        In the event of termination of this Agreement pursuant to this Section 7.1, this Agreement shall terminate (except for the Confidentiality Agreement, and the provisions of Section 7.2 and Article VIII), and subject to Section 8.5, there shall be no other liability on the part of the Company or Parent and Merger Sub, or any of their respective stockholders, partners, members, directors, officers or agents, as the case may be.

        Section 7.2    Termination Fee.

          (a)   If this Agreement is terminated (x) by the Parent pursuant to Section 7.1(d)(ii) or (y) by the Company pursuant to Section 7.1(c)(ii), then the Company shall pay to Parent a termination fee of $105,000,000 in cash by wire transfer of immediately available funds (the "Termination Fee"). In the case of termination under clause (x) of the previous sentence, the Company shall pay the Termination Fee within two (2) Business Days following such termination. Notwithstanding the foregoing, no Termination Fee shall be payable pursuant to clause (x) of this Section 7.2(a) if, and only if, (i) the Board (or the Special Committee, as the case may be) effects a Change in Board Recommendation because of a Superior Proposal and (ii) prior to any termination of this Agreement by Parent pursuant to Section 7.1(d)(ii) as a result of such Change in Board Recommendation, the Company Meeting occurs as contemplated by the last sentence of Section 5.4(b) for the purpose of voting on the Merger; provided, that if the matters referenced in clauses (i) and (ii) above have occurred, then notwithstanding the terms of Section 7.2(b), if this Agreement is terminated for any reason and within 12 months after such termination, the Company enters into a definitive agreement in respect of any Acquisition Proposal or a transaction pursuant to which any Acquisition Proposal is consummated, then prior to or concurrently with the occurrence of such event the Company shall pay to Parent the Termination Fee, provided that, for purposes of this sentence, the references to "20%" in the definition of Acquisition Proposal shall be deemed to be references to "50%."

          (b)   If (x) this Agreement is terminated (i) by Parent or the Company pursuant to Section 7.1(b)(i), (ii) by Parent pursuant to Section 7.1(d)(i) or Section 7.1(d)(iii), or (iii) by Parent or the Company pursuant to Section 7.1(b)(ii), Section 7.1(b)(iii) (so long as, in the case of Section 7.1(b)(iii), Acquisition Proposal was publicly disclosed, whether or not withdrawn at the time of the Company Meeting), or Section 7.1(e) and (y) within 12 months after such termination, the Company enters into a definitive agreement in respect of any Acquisition Proposal or a transaction pursuant to which any Acquisition Proposal is consummated, then prior to or concurrently with the occurrence of such event the Company shall pay to Parent the Termination Fee, provided that, for purposes of clause (y) of this Section 7.2(b), the references to "20%" in the definition of Acquisition Proposal shall be deemed to be references to "50%."

          (c)   In the event of a termination of this Agreement under the circumstances giving rise to a Termination Fee, and subject to Section 8.5, any payment by the Company under this Section 7.2 of the Termination Fee shall be the sole and exclusive remedy of Parent and its Subsidiaries for damages against the Company and its Subsidiaries with respect to this Agreement and the transactions contemplated hereby. In no event shall the Company be required to pay any amounts due to Parent pursuant to this Section 7.2 on more than one occasion.

ARTICLE VIII

MISCELLANEOUS

        Section 8.1    No Survival of Representations and Warranties.     None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Merger, except for any covenant or agreement that by its terms contemplates performance after the Effective Time.

        Section 8.2    Expenses.     Whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger, this Agreement and the transactions contemplated hereby shall be paid by the party incurring or required to incur such costs and expenses.

        Section 8.3    Counterparts; Effectiveness.     This Agreement may be executed in two or more consecutive counterparts (including by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by telecopy, electronic transmission or otherwise) to the other parties.

        Section 8.4    Governing Law.     This Agreement, and all claims or causes of action (whether at law, in contract or in tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of Delaware (other than with respect to matters governed by the TBOC, with respect to which such laws apply) that are applicable to contracts entered into and to be performed solely in the State of Delaware, without regard to conflicts of laws principles.

        Section 8.5    Jurisdiction; Enforcement; No Special Damages.     Each of the parties hereto agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed, or threatened not to be performed, in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each of the parties hereto shall be entitled (in addition to any other remedy that may be available to it, whether at law or in equity, including monetary damages, except as may be limited by Section 7.2(c)) to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, including Parent's and Merger Sub's obligation to consummate the Merger, exclusively in the applicable court located in the State of Delaware, this being in addition to any other remedy which the parties hereto are entitled at law or in equity. Each of the parties hereto further agrees that the other parties hereto shall not be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referenced to in this Section 8.5 and each of the parties hereto waives any objection to the imposition of such relief or any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. None of Parent, Merger Sub or the Company shall be relieved or released from any liabilities or damages (which the parties acknowledge and agree shall not be limited to reimbursement of expenses or out-of-pocket costs, and damages in excess of out-of-pocket costs and expenses shall not be excluded to the extent proven) arising out of the intentional and willful breach of any provision of this Agreement by the other party or parties (in the case of the Company, the other parties shall mean Parent and Merger Sub, and in the case of Parent and Merger Sub, the other party shall mean the Company) or for fraud or as provided for in the Confidentiality Agreement. The provisions of this Section 8.5, and the Confidentiality Agreement, shall survive any termination hereof pursuant to Section 7.1. In addition, each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Court of Chancery in the State of Delaware (provided that, in the event subject matter jurisdiction is unavailable in or declined by the Court of Chancery, then all such claims shall be brought, heard and determined exclusively in any other state or federal court sitting in the State of Delaware). Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 8.5, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by the applicable law, any claim that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper, or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. IN NO EVENT SHALL ANY PARTY BE LIABLE IN RESPECT OF THIS AGREEMENT FOR EXEMPLARY, SPECIAL OR PUNITIVE DAMAGES.

        Section 8.6    WAIVER OF JURY TRIAL.     EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

        Section 8.7    Notices.     Any notice required to be given hereunder shall be sufficient if in writing, and sent by facsimile transmission (provided that any notice received by facsimile transmission or otherwise at the addressee's location on any Business Day after 5:00 p.m. (addressee's local time) or on any day that is not a Business Day shall be deemed to have been received at 9:00 a.m. (addressee's local time) on the next Business Day), by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

        To Parent or Merger Sub:

General Motors Holdings LLC
300 Renaissance Center
Detroit, Michigan 48265-3000
Telecopy: Attention:	313.665.4960 Teresa Holderer

        with a copy (which shall not constitute notice) to:

Andrews Kurth LLP
1717 Main Street
Suite 3700
Dallas, Texas 75201
Attention:	Mark S. Solomon Telecopy: 214.659.4401 Melinda H. Brunger Telecopy: 713.238.7235

        To the Company:

AmeriCredit Corp.
801 Cherry Street, Suite 3500
Fort Worth, Texas 76102
Telecopy:	817.302.7940
Attention:	J. Michael May

        with copies (which shall not constitute notice) to:

Hunton & Williams LLP
1445 Ross Avenue
Suite 3700
Dallas, Texas 75202-2799
Telecopy:	214.880.0011
Attention:	L. Steven Leshin Gregory J. Schmitt

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or on the fifth succeeding Business Day if mailed. Any party to this Agreement may notify any other party of any changes to the address or any of the other details specified in this paragraph; provided,however, that such notification shall only be effective on the date specified in such notice. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice as of the date of such rejection, refusal or inability to deliver.

        Section 8.8    Assignment; Binding Effect.     Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that, without written consent of any party hereto, (i) Merger Sub may assign, in its sole discretion, any of or all of its rights, interests and obligations under this Agreement to Parent or to any direct or indirect wholly-owned subsidiary of Parent, (ii) Parent may assign any right to receive a payment by the Company of the Termination Fee to any direct or indirect wholly-owned subsidiary of Parent, and (iii) Merger Sub and/or Parent may assign its rights hereunder as collateral security to any lender to Merger Sub and/or Parent or an Affiliate of Merger Sub and/or Parent, as the case may be, but, in each case, no such assignment shall relieve Merger Sub and/or Parent, as applicable, of its obligations hereunder. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Parent shall cause Merger Sub, or any assignee thereof, to perform its obligations under this Agreement.

        Section 8.9    Severability.     Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

        Section 8.10    Entire Agreement; No Third-Party Beneficiaries.     This Agreement (including the exhibits and schedules hereto), and the Confidentiality Agreement, constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof and thereof and, except as set forth in Section 5.9, is not intended to and shall not confer upon any person other than the parties hereto any rights or remedies hereunder.

        Section 8.11    Amendments; Waivers.     At any time prior to the Effective Time, any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company, Parent and Merger Sub, or in the case of a waiver, by the party against whom the waiver is to be effective; provided,however, that after receipt of Company Shareholder Approval, if any such amendment or wavier shall by applicable Law or in accordance with the rules and regulations of the New York Stock Exchange Stock Market require further approval of the shareholders of the Company, the effectiveness of such amendment or waiver shall be subject to the approval of the shareholders of the Company. Notwithstanding the foregoing, no failure or delay by the Company or Parent in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

        Section 8.12    Headings.     Headings of the Articles and Sections of this Agreement are for convenience of the parties only and shall be given no substantive or interpretive effect whatsoever. The table of contents to this Agreement is for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        Section 8.13    Interpretation.     When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word "or" shall be deemed to mean "and/or." All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Each of the parties has participated in the drafting and negotiation of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if it is drafted by all the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any of the provisions of this Agreement.

        Section 8.14    No Recourse.     This Agreement may only be enforced against, and any claims or causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto and no past, present or future Affiliate, director, officer, employee, incorporator, member, manager, partner, stockholder, agent, attorney or representative of any party hereto shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby.

        Section 8.15    Dodd-Frank Act.     Any fact, circumstance, event, change, effect or occurrence that results from or relates to the enactment, implementation or compliance with the Dodd-Frank Act shall not give rise hereunder to any breach of any representation or warranty made by the Company nor shall any action taken or not taken in compliance therewith from and after the date hereof give rise hereunder to any breach of any obligation of the Company contained herein, and the representations and warranties and covenants of the Company contained herein are so qualified. Statements herein regarding the "ordinary course of business consistent with past practices" shall mean the ordinary course of business consistent with past practices, if those practices are now consistent with the requirements of the Dodd-Frank Act. Without limiting the generality of the foregoing, it shall not be a breach of any covenant of the Company to fail to take any action, or fail to act, in the ordinary course of business consistent with past practices if such past practices do not comply with the Dodd-Frank Act.

        Section 8.16    Certain Definitions.     For purposes of this Agreement, the following terms will have the following meanings when used herein:

          (a)   "1995 Omnibus Stock and Incentive Plan" means the 1995 Omnibus Stock and Incentive Plan for AmeriCredit Corp., as amended by Amendment No. 1, effective as of July 22, 1997 and Amendment No. 2, effective as of December 13, 2005.

          (b)   "1999 Employee Stock Option Plan" means the 1999 Employee Stock Option Plan of AmeriCredit Corp., effective as of February 4, 1999.

          (c)   "2000 Omnibus and Incentive Plan" means the Second Amended and Restated 2000 Limited Omnibus and Incentive Plan for AmeriCredit Corp., effective as of August 1, 2000.

          (d)   "2000 Stock Option Plan" means the FY2000 Stock Option Plan of AmeriCredit Corp., effective as of July 1, 1999.

          (e)   "2008 Omnibus Incentive Plan" means the 2008 Omnibus Incentive Plan for AmeriCredit Corp., effective as of October 28, 2008, as amended by Amendment No. 1 to 2008 Omnibus Incentive Plan of AmeriCredit Corp., effective April 28, 2009.

          (f)    "ABS" or "Asset-Backed Securities" has the meaning assigned to such term in Item 1101(c)(1) of Regulation AB.

          (g)   "ABS Registration Statement" means each currently effective registration statement filed by the Company or its Subsidiaries with respect to ABS offerings under the Securities Act.

          (h)   "Affiliates" shall mean, as to any person, any other person which, directly or indirectly, controls, or is controlled by, or is under common control with, such person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise. With respect to the Company, in no event shall the shareholders of the Company be deemed to be Affiliates of the Company. With respect to the Parent and the Merger Sub, in no event shall the stockholders of General Motors Company or the parties that have executed the Company Voting Agreement be deemed to be Affiliates of the Parent or the Merger Sub.

          (i)    "Business Day" means any day other than a Saturday, Sunday or a day on which the banks in New York are authorized by law or executive order to be closed. References in this Agreement to specific laws or to specific provisions of laws shall include all rules and regulations promulgated thereunder.

          (j)    "Calculation Agent Determination" shall have the meaning assigned to such term in Section 12.7(b)(ii) of the 2002 ISDA Equity Derivatives Definitions, as published by the International Swaps and Derivatives Association, Inc.

          (k)   "Cancellation and Payment" shall have the meaning assigned to such term in Section 12.2(b) of the 2002 ISDA Equity Derivatives Definitions, as published by the International Swaps and Derivatives Association, Inc.

          (l)    "Contracts" means any contracts, agreements, licenses, notes, bonds, mortgages, indentures, leases or other binding instruments or obligations.

          (m)  "Dealer" means a seller of Vehicle Contracts under a Dealer Agreement.

          (n)   "Dealer Agreement" means an agreement by and among the Company or any of its Subsidiaries and Affiliates, on the one hand, and a Dealer, on the other hand, relating to the sale of Vehicle Contracts by such Dealer to the Company or any such Subsidiary or Affiliate, and all such documents, instruments and certificates relating thereto.

          (o)   "i4 Gold Stock Option Program" means (i) the i4 Gold Stock Option Program, effective as of July 1, 2001 with respect to options granted prior to April 22, 2003 and (ii) the Amended and Restated i4 Gold Stock Option Program, effective as of April 22, 2003, with respect to options granted after April 22, 2003.

          (p)   "Joint Venture" means any corporation, partnership, association, trust or other form of legal entity of which 50% or less of the outstanding voting securities are on the date hereof directly or indirectly owned by such party.

          (q)   "Knowledge" means (x) with respect to Parent, the actual knowledge of the individuals listed on Section 8.16(q)(x) of the Parent Disclosure Schedule and (y) with respect to the Company, the actual knowledge, after reasonable inquiry, of the following individuals: Daniel E. Berce, Kyle R. Birch, Steven P. Bowman, Chris A. Choate, James M. Fehleison, J. Michael May, Brian S. Mock and Susan B. Sheffield.

          (r)   "Management Stock Option Plan" means the Management Stock Option Plan of AmeriCredit Corp., effective as of February 3, 2000.

          (s)   "Minimum Condition" means that the Company shall, immediately after the Effective Time, have received the necessary consents and approvals from Governmental Entities to be able to conduct its indirect lending business substantially as conducted immediately prior to the Effective Time in at least 45 states representing not less than 90% of the number of Vehicle Contracts purchased by the Company or its Subsidiaries for the fiscal year ended June 30, 2010, in connection with its indirect lending business.

          (t)    "Orders" or "orders" means any orders, judgments, injunctions, awards, decrees or writs handed down, adopted or imposed by, including any consent decree, settlement agreement or similar written agreement with, any Governmental Entity.

          (u)   "person" or "Person" shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity, group (as such term is used in Section 13 of the Exchange Act) or organization, including a Governmental Entity, and any permitted successors and assigns of such person.

          (v)   "Regulation AB" means Subpart 229.1100—Asset-Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the SEC in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the SEC, or as may be provided by the SEC or its staff from time to time.

          (w)  "Residual Interest" means any beneficial ownership interest in any Securitization Trust or Warehouse Trust, whether certificated or uncertificated, that evidences the right of the Company or any of its Subsidiaries to receive residual distributions pursuant to the terms of the related Securitization Agreements or Warehouse Agreements.

          (x)   "Securitization Agreements" means, collectively, all agreements, documents, instruments and certificates executed and delivered by the Company or any of its Subsidiaries in connection with any Securitization Transaction.

          (y)   "Securitization Transaction" means a transaction pursuant to which the Company or any of its Subsidiaries issues or has issued ABS that has not been paid off as of the date of this Agreement.

          (z)   "Securitization Trust" means a special purpose trust or other entity established for the purpose of issuing Asset-Backed Securities.

          (aa) "Special Committee" means a committee of the Board formed for the purpose of evaluating, and making a recommendation to the full Board with respect to, this Agreement and the transactions contemplated hereby, including the Merger.

          (bb) "Stock Purchase Plan" means the Employee Stock Purchase Plan of AmeriCredit Corp., as amended by Amendment No. 1, effective as of April 28, 1998, Amendment No. 2, effective as of November 6, 2001, Amendment No. 3, effective as of November 5, 2003, Amendment No. 4, effective as of October 28, 2008 and Amendment No. 5, effective as of May 15, 2009.

          (cc) "Stock Purchase Plan Contributions" means the aggregate accumulated contributions made up until the Effective Time by participants with respect to the then applicable offering period under the Stock Purchase Plan.

          (dd) "Subsidiaries" means, with respect to any Person, any corporation, partnership, limited liability company, association, trust or other business entity of which a majority of the outstanding shares of capital stock or other equity interests having ordinary voting power for the election of directors or their equivalent is at the time owned by such Person directly or through one or more Subsidiaries. For the avoidance of doubt, the Subsidiaries of the Company shall include all new or existing Securitization Trusts or Warehouse Trusts in which the Company holds a direct or indirect beneficial ownership interest.

          (ee) "Vehicle" means a new or a used automobile, van, minivan, sports utility vehicle or light duty truck.

          (ff)  "Vehicle Contract" means (i) a retail installment sales contract or a conditional sales contract, in each case with respect to, and secured by, a Vehicle, or (ii) an installment promissory note evidencing the payment obligations of any Person with respect to a Vehicle, and the security agreement pursuant to which such Person's obligations under such promissory note are secured by a Vehicle.

          (gg) "Warehouse Agreements" means, collectively, all agreements, documents, instruments and certificates executed and delivered by the Company or any of its Subsidiaries or Affiliates in connection with any Warehouse Transaction.

          (hh) "Warehouse Transaction" means a transaction pursuant to which the Company or any of its Subsidiaries or Affiliates finances the acquisition or holding of Vehicle Contracts, ABS or Residual Interests that has not been paid off as of the date of this Agreement.

          (ii)   "Warehouse Trust" means a special purpose trust or other entity established for the purpose of issuing notes or other securities in connection with any Warehouse Transaction.

          (jj)   Each of the following terms is defined in the Sections set forth opposite such term:

1995 Omnibus Stock and Incentive Plan	Section 8.16(a)
1999 Employee Stock Option Plan	Section 8.16(b)
2000 Omnibus and Incentive Plan	Section 8.16(c)
2000 Stock Option Plan	Section 8.16(d)
2008 Omnibus Incentive Plan	Section 8.16(e)
ABS	Section 8.16(f)
ABS Registration Statement	Section 8.16(g)
Action	Section 5.9(b)
Affiliate Transaction	Section 3.11
Affiliates	Section 8.16(h)
Agreement	Preamble
Acquisition Proposal	Section 5.3(h)
Asset-Backed Securities	Section 8.16(f)
Bankruptcy and Equity Exception	Section 3.4(a)
Board	Recitals
Book-Entry Shares	Section 2.2(a)
Business Day	Section 8.16(i)
Calculation Agent Determination	Section 8.16(j)
Cancellation and Payment	Section 8.16(k)
Cancelled Shares	Section 2.1(b)
Certificate of Merger	Section 1.3
Certificates	Section 2.2(a)
Change in Board Recommendation	Section 5.3(d)
Closing	Section 1.2
Closing Date	Section 1.2
Code	Section 2.2(b)(iii)
Company	Preamble
Company Approvals	Section 3.4(b)
Company Benefit Plans	Section 3.10(a)
Company Common Stock	Section 2.1(a)
Company Disclosure Schedule	Article III
Company Material Adverse Effect	Section 3.1(c)
Company Material Contracts	Section 3.23(d)
Company Meeting	Section 5.4(b)
Company Permits	Section 3.8(c)
Company Preferred Stock	Section 3.2(a)
Company SEC Documents	Section 3.5(a)
Company Shareholder Approval	Section 3.22
Company Stock Award	Section 5.5(a)(ii)
Company Stock Option	Section 5.5(a)(i)
Company Stock Plans	Section 5.5(a)(i)
Company Systems	Section 3.18(f)
Company Voting Agreements	Recitals

Company Warrants	Section 5.14(a)
Confidentiality Agreement	Section 5.2(b)
Contracts	Section 8.16(l)
control	Section 8.16(h)
Convertible Senior Notes	Section 3.2(a)
Dealer	Section 8.16(m)
Dealer Agreement	Section 8.16(n)
Deutsche Bank	Section 5.14(a)
Deutsche Bank Hedge Transaction	Section 5.14(a)
Deutsche Warrant	Section 5.14(a)
Dissenting Shareholders	Section 2.1(e)
Dissenting Shares	Section 2.1(e)
Dodd-Frank Act	Section 3.1(c)
Effective Time	Section 1.3
Employees	Section 3.16(b)
End Date	Section 7.1(b)(i)
Environmental Law	Section 3.9(b)
ERISA	Section 3.10(a)
ERISA Affiliate	Section 3.10(h)
Exchange Act	Section 3.4(b)
Exchange Fund	Section 2.2(a)
Excluded Shares	Section 2.1(e)
GAAP	Section 3.1(c)
Governmental Entity	Section 3.4(b)
Hazardous Substance	Section 3.9(c)
Hedged Warrants	Section 5.14(a)
HSR Act	Section 3.4(b)
i4 Gold Stock Option Program	Section 8.16(o)
IT Contract	Section 3.18(g)
IT Contract Supplier	Section 3.18(g)
Indemnified Party	Section 5.9(b)
Information Practices	Section 3.17(b)
Intellectual Property	Section 3.17(a)
Joint Venture	Section 8.16(p)
JPMorgan	Section 5.14(a)
JPMorgan Hedge Transaction	Section 5.14(a)
Knowledge	Section 8.16(q)
Law	Section 3.8(a)
Laws	Section 3.8(a)
Liens	Section 3.3
Management Stock Option Plan	Section 8.16(r)
Merger	Recitals
Merger Consideration	Section 2.1(a)
Merger Sub	Preamble
Minimum Condition	Section 8.16(s)
Multiemployer Plan	Section 3.10(h)
Multiple Employer Plan	Section 3.10(h)
Option Consideration	Section 5.5(a)(i)
Orders	Section 8.16(t)
orders	Section 8.16(t)
Parent	Preamble

Parent Benefit Plans	Section 5.5(b)(iii)
Parent Disclosure Schedule	Article IV
Parent Material Adverse Effect	Section 4.2(c)
Paying Agent	Section 2.2(a)
person	Section 8.16(u)
Person	Section 8.16(u)
Proxy Statement	Section 3.14
Recommendation	Section 3.4(a)
Regulation AB	Section 8.16(v)
Regulation AB Information	Section 3.24(b)
Regulatory Law	Section 5.6(d)
Representatives	Section 5.3(a)
Residual Interest	Section 8.16(w)
Sarbanes-Oxley Act	Section 3.6(a)
SEC	Section 3.1(c)
Secured Debt	Section 5.14(b)
Securities Act	Section 3.3
Securitization Agreements	Section 8.16(x)
Securitization Transaction	Section 8.16(y)
Securitization Trust	Section 8.16(z)
Share	Section 2.1(a)
Special Committee	Section 8.16(aa)
Stock Award Consideration	Section 5.5(a)(ii)
Stock Purchase Plan	Section 8.16(bb)
Stock Purchase Plan Contributions	Section 8.16(bb)
Subsidiaries	Section 8.16(dd)
Superior Proposal	Section 5.3(i)
Surviving Corporation	Section 1.1
Tax	Section 3.15(b)
Tax Return	Section 3.15(b)
Taxes	Section 3.15(b)
TBOC	Section 1.1
Termination Date	Section 5.1(a)
Termination Fee	Section 7.2(a)
Vehicle	Section 8.16(ee)
Vehicle Contract	Section 8.16(ff)
Wachovia Warrant	Section 5.14(a)
Warehouse Agreements	Section 8.16(gg)
Warehouse Transaction	Section 8.16(hh)
Warehouse Trust	Section 8.16(ii)
Warrant Consideration	Section 5.15

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

GENERAL MOTORS HOLDINGS LLC
By:	/s/ STEPHEN J. GIRSKY
	Name:	Stephen J. Girsky
	Title:	Vice Chairman, Corporate Strategy and Business Development
GOALIE TEXAS HOLDCO INC.
By:	/s/ DANIEL AMMANN
	Name:	Daniel Ammann
	Title:	President
AMERICREDIT CORP.
By:	/s/ DANIEL BERCE
	Name:	Daniel Berce
	Title:	President & CEO

ANNEX B

July 22, 2010

The Board of Directors
AmeriCredit Corp.
801 Cherry Street, Suite 3500
Fort Worth, Texas 76102

Members of the Board of Directors:

        You have requested our opinion as to the fairness, from a financial point of view, to the holders of common stock, par value $0.01 per share (the "Company Common Stock"), of AmeriCredit Corp. (the "Company") of the consideration to be paid to such holders in the proposed merger (the "Transaction") of the Company with a wholly owned subsidiary of General Motors Company (the "Acquiror"). Pursuant to the Agreement and Plan of Merger, dated as of July 21, 2010 (the "Agreement"), among the Company, General Motors Holdings LLC, a wholly owned subsidiary of Acquiror (the "Parent"), and Goalie Texas Holdco Inc., a wholly owned subsidiary of Parent, the Company will become a wholly owned subsidiary of the Acquiror, and each outstanding share of Company Common Stock, other than shares of Company Common Stock held by the Company (other than those held on behalf of any third-party or in a fiduciary capacity) and Dissenting Shares (as defined in the Agreement), will be converted into the right to receive $24.50 per share in cash without any interest thereon.

        In arriving at our opinion, we have (i) reviewed the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Company and the industries in which it operates; (iii) compared the proposed financial terms of the Transaction with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration paid for such companies; (iv) compared the financial and operating performance of the Company with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Company Common Stock and certain publicly traded securities of such other companies; (v) reviewed certain internal financial analyses and forecasts prepared by or at the direction of the management of the Company relating to its business; and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

        In addition, we have held discussions with certain members of the management of the Company and the Acquiror with respect to certain aspects of the Transaction, and the past and current business operations of the Company, the financial condition and future prospects and operations of the Company, and certain other matters we believed necessary or appropriate to our inquiry.

        In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company or otherwise reviewed by or for us, and we have not independently verified (nor have we assumed responsibility or liability for independently verifying) any such information or its accuracy or completeness. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities or conducted any review of the Company's loan credit files nor have we evaluated the adequacy of the Company's loan loss reserves, the Company's net position with respect to its derivatives portfolio (including the call spread transactions entered into in connection with its issuance of convertible securities in 2006) or the solvency of the Company or the Acquiror under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by management as to the expected future results of operations and financial condition of the Company to which such analyses or forecasts relate. We express no view as to such analyses or forecasts or the assumptions on which they were based. We have also assumed that the Transaction and the other transactions contemplated by the Agreement will have the tax consequences described in discussions with, and materials furnished to us by, representatives of the Company, and will be consummated as described in the Agreement. We have also assumed that the representations and warranties made by the Company and the Acquiror in the Agreement and by certain shareholders of the Company in the related shareholder voting agreements in each case are and will be true and correct in all respects material to our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that all material governmental, regulatory or other consents, approvals and agreements necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or on the contemplated benefits of the Transaction.

        Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, of the consideration to be paid to the holders of the Company Common Stock in the Transaction and we express no opinion as to the fairness of the Transaction to, or any consideration paid in connection therewith by, the holders of any class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons relative to the consideration to be paid to the holders of the Company Common Stock in the Transaction or with respect to the fairness of any such compensation.

        We have acted as financial advisor to the Board of Directors of the Company with respect to the Transaction and will receive a fee from the Company for our services, a substantial portion of which will become payable only if the Transaction is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. During the two years preceding the date of this letter, we and our affiliates have had commercial and investment banking relationships with the Company and the Acquiror and their respective affiliates, for which we and such affiliates have received customary compensation. Such services during such period have included acting as financial advisor to the Company in connection with its strategic planning in March 2010 (which resulted in our engagement with respect to the Transaction), acting as bookrunner or co-manager of the Company's offerings of asset-backed securities in November 2008, July 2009, October 2009 and May 2010, acting as bookrunner of the Acquiror's offering of its equity stake in Suzuki Motors in November 2008 and as agent bank for its amendment of its term loan in March 2009 and acting as a lead manager of an offering by the Acquiror's former affiliate, Ally Financial (formerly General Motors Acceptance Corp.) ("Ally") of its debt securities in June 2009. We are also currently providing certain investment banking services for the Acquiror which are unrelated to the Transaction. In addition, certain of our commercial banking affiliates are lenders to each of the Company, the Acquiror, Ally and their respective affiliates and we and such affiliates act as counterparty to certain derivatives transactions with each of the Company, the Acquiror, Ally and their respective affiliates. Specifically, we are party to a call spread transaction with the Company (entered into in connection with its issuance of convertible securities in 2006). Entry by the Company into an agreement satisfactory to the Acquiror to terminate this call spread transaction on terms specified in the Agreement is a condition to the Acquiror's obligations to consummate the Transaction, and such termination may result in a payment by the Company to us. Our commercial bank affiliates also provide treasury and cash management services to each of the Company, the Acquiror, Ally and their respective affiliates, for which our affiliates receive customary compensation. In the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities of the Company or the Acquiror for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities.

        On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the consideration to be paid to the holders of the Company Common Stock in the Transaction is fair, from a financial point of view, to such holders.

        The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities Inc. This letter is provided to the Board of Directors of the Company in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.

Very truly yours,

J.P. MORGAN SECURITIES INC.

Annex C

[LETTERHEAD OF CREDIT SUISSE SECURITIES (USA) LLC]

July 21, 2010

Special Committee of the Board of Directors
AmeriCredit Corp.
801 Cherry Street, Suite 3500
Fort Worth, Texas 76102

Members of the Special Committee:

        You have asked us to advise you with respect to the fairness, from a financial point of view, to the holders of the common stock, par value $0.01 per share ("AmeriCredit Common Stock"), of AmeriCredit Corp. ("AmeriCredit"), other than Excluded Holders (as defined below), of the Merger Consideration (as defined below) to be received by such holders pursuant to the terms of an Agreement and Plan of Merger, dated as of July 21, 2010 (the "Merger Agreement"), among General Motors Holdings LLC, a wholly owned subsidiary of General Motors Company ("GM LLC"), Goalie Texas Holdco Inc., a wholly owned subsidiary of GM LLC ("Merger Sub" and, together with General Motors Company and GM LLC, the "GM Group"), and AmeriCredit. The Merger Agreement provides for, among other things, the merger of Merger Sub with and into AmeriCredit (the "Merger") pursuant to which each outstanding share of AmeriCredit Common Stock will be converted into the right to receive $24.50 per share in cash (the "Merger Consideration"). We understand that, concurrently with the execution of the Merger Agreement, certain shareholders of AmeriCredit will enter into a support and voting agreement in favor of the GM Group (such holders, together with their respective affiliates, "Excluded Holders").

        In arriving at our opinion, we have reviewed the Merger Agreement, certain related agreements and certain publicly available business and financial information relating to AmeriCredit. We also have reviewed certain other information relating to AmeriCredit, including financial forecasts provided to or discussed with us by AmeriCredit, and have met with the management of AmeriCredit to discuss the business and prospects of AmeriCredit. We also have considered certain financial and stock market data of AmeriCredit, and we have compared that data with similar data for other publicly held companies in businesses we deemed similar to that of AmeriCredit, and we have considered, to the extent publicly available, the financial terms of certain business combinations and other transactions which have been effected or announced. We also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant.

        In connection with our review, we have not independently verified any of the foregoing information and we have assumed and relied upon such information being complete and accurate in all material respects. With respect to the financial forecasts for AmeriCredit that we have utilized in our analyses, the management of AmeriCredit has advised us, and we have assumed, with your consent, that such forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of AmeriCredit as to the future financial performance of AmeriCredit. We also have assumed, with your consent, that, in the course of obtaining any regulatory or third party consents, approvals or agreements in connection with the Merger, no modification, delay, limitation, restriction or condition will be imposed that would have an adverse effect on AmeriCredit or the Merger and that the Merger will be consummated in accordance with the terms of the Merger Agreement, without waiver, modification or amendment of any material term, condition or agreement therein. In addition, we have not been requested to make, and have not made, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of AmeriCredit, nor have we been furnished with any such evaluations or appraisals. We are not experts in the evaluation of loan or lease portfolios or allowances for losses with respect thereto, and we have not been requested to conduct, and have not conducted, a review of individual credit files or made any independent evaluation of the adequacy of allowances for losses of AmeriCredit.

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[Credit Suisse logo]	Special Committee of the Board of Directors AmeriCredit Corp. July 21, 2010 Page 2

        Our opinion addresses only the fairness, from a financial point of view and as of the date hereof, of the Merger Consideration to be received by holders of AmeriCredit Common Stock (other than Excluded Holders) and does not address any other aspect or implication of the Merger, the form or structure of the Merger, any other agreement, arrangement or understanding entered into in connection with the Merger or otherwise, including, without limitation, any arrangements with respect to AmeriCredit's outstanding warrants, convertible notes and note hedge transactions, or the fairness of the amount or nature of, or any other aspect relating to, any compensation to any officers, directors or employees of any party to the Merger, or class of such persons, relative to the Merger Consideration or otherwise. The issuance of this opinion was approved by our authorized internal committee.

        Our opinion is necessarily based upon information made available to us as of the date hereof and financial, economic, market and other conditions as they exist and can be evaluated on the date hereof and upon certain assumptions regarding such financial, economic, market and other conditions, which are currently subject to unusual volatility and which, if different than assumed, would have a material impact on our analyses. Our opinion does not address the relative merits of the Merger as compared to alternative transactions or strategies that might be available to AmeriCredit, nor does it address the underlying business decision of AmeriCredit to proceed with the Merger.

        We have acted as financial advisor to the Special Committee of the Board of Directors of AmeriCredit in connection with the Merger and will receive a fee for our services, a significant portion of which is payable in connection with the execution of the Merger Agreement. We also became entitled to receive a fee upon the rendering of our opinion. In addition, AmeriCredit has agreed to indemnify us and certain related parties for certain liabilities and other items arising out of or related to our engagement. We and our affiliates in the past have provided and currently are providing investment banking and other financial services to AmeriCredit and its affiliates unrelated to the proposed Merger, for which we and our affiliates have received and would expect to receive compensation, including (i) having acted as joint bookrunner, co-manager and/or agent in connection with certain debt offerings of affiliates of AmeriCredit in 2009 and 2010 and (ii) acting as a lender under certain credit facilities of AmeriCredit. We and our affiliates may have provided other financial advice and services, and may in the future provide financial advice and services, to AmeriCredit, the GM Group and their respective affiliates for which we and our affiliates have received, and would expect to receive, compensation. We are a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of AmeriCredit, the GM Group and their respective affiliates and any other company that may be involved in the Merger, as well as provide investment banking and other financial services to such companies.

        It is understood that this letter is for the information of the Special Committee of the Board of Directors of AmeriCredit (in its capacity as such) in connection with its evaluation of the Merger and does not constitute advice or a recommendation to any shareholder as to how such shareholder should vote or act on any matter relating to the proposed Merger.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be received by holders of AmeriCredit Common Stock (other than Excluded Holders) is fair, from a financial point of view, to such holders.

Very truly yours,
CREDIT SUISSE SECURITIES (USA) LLC

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ANNEX D

SUBCHAPTER H. RIGHTS OF DISSENTING OWNERS

        Sec. 10.351.    APPLICABILITY OF SUBCHAPTER.     (a) This subchapter does not apply to a fundamental business transaction of a domestic entity if, immediately before the effective date of the fundamental business transaction, all of the ownership interests of the entity otherwise entitled to rights to dissent and appraisal under this code are held by one owner or only by the owners who approved the fundamental business transaction.

        (b)   This subchapter applies only to a "domestic entity subject to dissenters' rights," as defined in Section 1.002. That term includes a domestic for-profit corporation, professional corporation, professional association, and real estate investment trust. Except as provided in Subsection (c), that term does not include a partnership or limited liability company.

        (c)   The governing documents of a partnership or a limited liability company may provide that its owners are entitled to the rights of dissent and appraisal provided by this subchapter, subject to any modification to those rights as provided by the entity's governing documents.

        Sec. 10.352.    DEFINITIONS.     In this subchapter:

          (1)   "Dissenting owner" means an owner of an ownership interest in a domestic entity subject to dissenters' rights who:

            (A)  provides notice under Section 10.356; and

            (B)  complies with the requirements for perfecting that owner's right to dissent under this subchapter.

          (2)   "Responsible organization" means:

            (A)  the organization responsible for:

                (i)  the provision of notices under this subchapter; and

               (ii)  the primary obligation of paying the fair value for an ownership interest held by a dissenting owner;

            (B)  with respect to a merger or conversion:

                (i)  for matters occurring before the merger or conversion, the organization that is merging or converting; and

               (ii)  for matters occurring after the merger or conversion, the surviving or new organization that is primarily obligated for the payment of the fair value of the dissenting owner's ownership interest in the merger or conversion;

            (C)  with respect to an interest exchange, the organization the ownership interests of which are being acquired in the interest exchange; and

            (D)  with respect to the sale of all or substantially all of the assets of an organization, the organization the assets of which are to be transferred by sale or in another manner.

        Sec. 10.353.    FORM AND VALIDITY OF NOTICE.     (a) Notice required under this subchapter:

          (1)   must be in writing; and

          (2)   may be mailed, hand-delivered, or delivered by courier or electronic transmission.

        (b)   Failure to provide notice as required by this subchapter does not invalidate any action taken.

        Sec. 10.354.    RIGHTS OF DISSENT AND APPRAISAL.     (a) Subject to Subsection (b), an owner of an ownership interest in a domestic entity subject to dissenters' rights is entitled to:

          (1)   dissent from:

            (A)  a plan of merger to which the domestic entity is a party if owner approval is required by this code and the owner owns in the domestic entity an ownership interest that was entitled to vote on the plan of merger;

            (B)  a sale of all or substantially all of the assets of the domestic entity if owner approval is required by this code and the owner owns in the domestic entity an ownership interest that was entitled to vote on the sale;

            (C)  a plan of exchange in which the ownership interest of the owner is to be acquired;

            (D)  a plan of conversion in which the domestic entity is the converting entity if owner approval is required by this code and the owner owns in the domestic entity an ownership interest that was entitled to vote on the plan of conversion; or

            (E)  a merger effected under Section 10.006 in which:

                (i)  the owner is entitled to vote on the merger; or

               (ii)  the ownership interest of the owner is converted or exchanged; and

          (2)   subject to compliance with the procedures set forth in this subchapter, obtain the fair value of that ownership interest through an appraisal.

        (b)   Notwithstanding Subsection (a), subject to Subsection (c), an owner may not dissent from a plan of merger or conversion in which there is a single surviving or new domestic entity or non-code organization, or from a plan of exchange, if:

          (1)   the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate:

            (A)  listed on a national securities exchange or a similar system;

            (B)  listed on the NYSE Stock Market or a successor quotation system;

            (C)  designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or a successor system; or

            (D)  held of record by at least 2,000 owners;

          (2)   the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner's ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and

          (3)   the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner's ownership interest any consideration other than:

            (A)  ownership interests, or depository receipts in respect of ownership interests, of a domestic entity or non-code organization of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are:

                (i)  listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance;

               (ii)  approved for quotation as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or a successor entity; or

              (iii)  held of record by at least 2,000 owners;

            (B)  cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or

            (C)  any combination of the ownership interests and cash described by Paragraphs (A) and (B).

        (c)   Subsection (b) shall not apply to a domestic entity that is a subsidiary with respect to a merger under Section 10.006.

        Sec. 10.355.    NOTICE OF RIGHT OF DISSENT AND APPRAISAL.     (a) A domestic entity subject to dissenters' rights that takes or proposes to take an action regarding which an owner has a right to dissent and obtain an appraisal under Section 10.354 shall notify each affected owner of the owner's rights under that section if:

          (1)   the action or proposed action is submitted to a vote of the owners at a meeting; or

          (2)   approval of the action or proposed action is obtained by written consent of the owners instead of being submitted to a vote of the owners.

        (b)   If a parent organization effects a merger under Section 10.006 and a subsidiary organization that is a party to the merger is a domestic entity subject to dissenters' rights, the responsible organization shall notify the owners of that subsidiary organization who have a right to dissent to the merger under Section 10.354 of their rights under this subchapter not later than the 10th day after the effective date of the merger. The notice must also include a copy of the certificate of merger and a statement that the merger has become effective.

        (c)   A notice required to be provided under Subsection (a) or (b) must:

          (1)   be accompanied by a copy of this subchapter; and

          (2)   advise the owner of the location of the responsible organization's principal executive offices to which a notice required under Section 10.356(b)(2) may be provided.

        (d)   In addition to the requirements prescribed by Subsection (c), a notice required to be provided under Subsection (a)(1) must accompany the notice of the meeting to consider the action, and a notice required under Subsection (a)(2) must be provided to:

          (1)   each owner who consents in writing to the action before the owner delivers the written consent; and

          (2)   each owner who is entitled to vote on the action and does not consent in writing to the action before the 11th day after the date the action takes effect.

        (e)   Not later than the 10th day after the date an action described by Subsection (a)(1) takes effect, the responsible organization shall give notice that the action has been effected to each owner who voted against the action and sent notice under Section 10.356(b)(2).

        Sec. 10.356.    PROCEDURE FOR DISSENT BY OWNERS AS TO ACTIONS; PERFECTION OF RIGHT OF DISSENT AND APPRAISAL.     (a) An owner of an ownership interest of a domestic entity subject to dissenters' rights who has the right to dissent and appraisal from any of the actions referred to in Section 10.354 may exercise that right to dissent and appraisal only by complying with the procedures specified in this subchapter. An owner's right of dissent and appraisal under Section 10.354 may be exercised by an owner only with respect to an ownership interest that is not voted in favor of the action.

        (b)   To perfect the owner's rights of dissent and appraisal under Section 10.354, an owner:

          (1)   with respect to the ownership interest for which the rights of dissent and appraisal are sought:

            (A)  must vote against the action if the owner is entitled to vote on the action and the action is approved at a meeting of the owners; and

            (B)  may not consent to the action if the action is approved by written consent; and

          (2)   must give to the responsible organization a notice dissenting to the action that:

            (A)  is addressed to the president and secretary of the responsible organization;

            (B)  demands payment of the fair value of the ownership interests for which the rights of dissent and appraisal are sought;

            (C)  provides to the responsible organization an address to which a notice relating to the dissent and appraisal procedures under this subchapter may be sent;

            (D)  states the number and class of the ownership interests of the domestic entity owned by the owner and the fair value of the ownership interests as estimated by the owner; and

            (E)  is delivered to the responsible organization at its principal executive offices at the following time:

                (i)  before the action is considered for approval, if the action is to be submitted to a vote of the owners at a meeting;

               (ii)  not later than the 20th day after the date the responsible organization sends to the owner a notice that the action was approved by the requisite vote of the owners, if the action is to be undertaken on the written consent of the owners; or

              (iii)  not later than the 20th day after the date the responsible organization sends to the owner a notice that the merger was effected, if the action is a merger effected under Section 10.006.

        (c)   An owner who does not make a demand within the period required by Subsection (b)(2)(E) is bound by the action and is not entitled to exercise the rights of dissent and appraisal under Section 10.354.

        (d)   Not later than the 20th day after the date an owner makes a demand under this section, the owner must submit to the responsible organization any certificates representing the ownership interest to which the demand relates for purposes of making a notation on the certificates that a demand for the payment of the fair value of an ownership interest has been made under this section. An owner's failure to submit the certificates within the required period has the effect of terminating, at the option of the responsible organization, the owner's rights to dissent and appraisal under Section 10.354 unless a court, for good cause shown, directs otherwise.

        (e)   If a domestic entity and responsible organization satisfy the requirements of this subchapter relating to the rights of owners of ownership interests in the entity to dissent to an action and seek appraisal of those ownership interests, an owner of an ownership interest who fails to perfect that owner's right of dissent in accordance with this subchapter may not bring suit to recover the value of the ownership interest or money damages relating to the action.

        Sec. 10.357.    WITHDRAWAL OF DEMAND FOR FAIR VALUE OF OWNERSHIP INTEREST.     (a) An owner may withdraw a demand for the payment of the fair value of an ownership interest made under Section 10.356 before:

          (1)   payment for the ownership interest has been made under Sections 10.358 and 10.361; or

          (2)   a petition has been filed under Section 10.361.

        (b)   Unless the responsible organization consents to the withdrawal of the demand, an owner may not withdraw a demand for payment under Subsection (a) after either of the events specified in Subsections (a)(1) and (2).

        Sec. 10.358.    RESPONSE BY ORGANIZATION TO NOTICE OF DISSENT AND DEMAND FOR FAIR VALUE BY DISSENTING OWNER.     (a) Not later than the 20th day after the date a responsible organization receives a demand for payment made by a dissenting owner in accordance with Section 10.356, the responsible organization shall respond to the dissenting owner in writing by:

          (1)   accepting the amount claimed in the demand as the fair value of the ownership interests specified in the notice; or

          (2)   rejecting the demand and including in the response the requirements prescribed by Subsection (c).

        (b)   If the responsible organization accepts the amount claimed in the demand, the responsible organization shall pay the amount not later than the 90th day after the date the action that is the subject of the demand was effected if the owner delivers to the responsible organization:

          (1)   endorsed certificates representing the ownership interests if the ownership interests are certificated; or

          (2)   signed assignments of the ownership interests if the ownership interests are uncertificated.

        (c)   If the responsible organization rejects the amount claimed in the demand, the responsible organization shall provide to the owner:

          (1)   an estimate by the responsible organization of the fair value of the ownership interests; and

          (2)   an offer to pay the amount of the estimate provided under Subdivision (1).

        (d)   An offer made under Subsection (c)(2) must remain open for a period of at least 60 days from the date the offer is first delivered to the dissenting owner.

        (e)   If a dissenting owner accepts an offer made by a responsible organization under Subsection (c)(2) or if a dissenting owner and a responsible organization reach an agreement on the fair value of the ownership interests, the responsible organization shall pay the agreed amount not later than the 60th day after the date the offer is accepted or the agreement is reached, as appropriate, if the dissenting owner delivers to the responsible organization:

          (1)   endorsed certificates representing the ownership interests if the ownership interests are certificated; or

          (2)   signed assignments of the ownership interests if the ownership interests are uncertificated.

        Sec. 10.359.    RECORD OF DEMAND FOR FAIR VALUE OF OWNERSHIP INTEREST.     (a) A responsible organization shall note in the organization's ownership interest records maintained under Section 3.151 the receipt of a demand for payment from any dissenting owner made under Section 10.356.

        (b)   If an ownership interest that is the subject of a demand for payment made under Section 10.356 is transferred, a new certificate representing that ownership interest must contain:

          (1)   a reference to the demand; and

          (2)   the name of the original dissenting owner of the ownership interest.

        Sec. 10.360.    RIGHTS OF TRANSFEREE OF CERTAIN OWNERSHIP INTEREST.     A transferee of an ownership interest that is the subject of a demand for payment made under Section 10.356 does not acquire additional rights with respect to the responsible organization following the transfer. The transferee has only the rights the original dissenting owner had with respect to the responsible organization after making the demand.

        Sec. 10.361.    PROCEEDING TO DETERMINE FAIR VALUE OF OWNERSHIP INTEREST AND OWNERS ENTITLED TO PAYMENT; APPOINTMENT OF APPRAISERS.     (a) If a responsible organization rejects the amount demanded by a dissenting owner under Section 10.358 and the dissenting owner and responsible organization are unable to reach an agreement relating to the fair value of the ownership interests within the period prescribed by Section 10.358(d), the dissenting owner or responsible organization may file a petition requesting a finding and determination of the fair value of the owner's ownership interests in a court in:

          (1)   the county in which the organization's principal office is located in this state; or

          (2)   the county in which the organization's registered office is located in this state, if the organization does not have a business office in this state.

        (b)   A petition described by Subsection (a) must be filed not later than the 60th day after the expiration of the period required by Section 10.358(d).

        (c)   On the filing of a petition by an owner under Subsection (a), service of a copy of the petition shall be made to the responsible organization. Not later than the 10th day after the date a responsible organization receives service under this subsection, the responsible organization shall file with the clerk of the court in which the petition was filed a list containing the names and addresses of each owner of the organization who has demanded payment for ownership interests under Section 10.356 and with whom agreement as to the value of the ownership interests has not been reached with the responsible organization. If the responsible organization files a petition under Subsection (a), the petition must be accompanied by this list.

        (d)   The clerk of the court in which a petition is filed under this section shall provide by registered mail notice of the time and place set for the hearing to:

          (1)   the responsible organization; and

          (2)   each owner named on the list described by Subsection (c) at the address shown for the owner on the list.

        (e)   The court shall:

          (1)   determine which owners have:

            (A)  perfected their rights by complying with this subchapter; and

            (B)  become subsequently entitled to receive payment for the fair value of their ownership interests; and

          (2)   appoint one or more qualified appraisers to determine the fair value of the ownership interests of the owners described by Subdivision (1).

        (f)    The court shall approve the form of a notice required to be provided under this section. The judgment of the court is final and binding on the responsible organization, any other organization obligated to make payment under this subchapter for an ownership interest, and each owner who is notified as required by this section.

        (g)   The beneficial owner of an ownership interest subject to dissenters' rights held in a voting trust or by a nominee on the beneficial owner's behalf may file a petition described by Subsection (a) if no agreement between the dissenting owner of the ownership interest and the responsible organization has been reached within the period prescribed by Section 10.358(d). When the beneficial owner files a petition described by Subsection (a):

          (1)   the beneficial owner shall at that time be considered, for purposes of this subchapter, the owner, the dissenting owner, and the holder of the ownership interest subject to the petition; and

          (2)   the dissenting owner who demanded payment under Section 10.356 has no further rights regarding the ownership interest subject to the petition.

        Sec. 10.362.    COMPUTATION AND DETERMINATION OF FAIR VALUE OF OWNERSHIP INTEREST.     (a) For purposes of this subchapter, the fair value of an ownership interest of a domestic entity subject to dissenters' rights is the value of the ownership interest on the date preceding the date of the action that is the subject of the appraisal. Any appreciation or depreciation in the value of the ownership interest occurring in anticipation of the proposed action or as a result of the action must be specifically excluded from the computation of the fair value of the ownership interest.

        (b)   In computing the fair value of an ownership interest under this subchapter, consideration must be given to the value of the domestic entity as a going concern without including in the computation of value any control premium, any minority ownership discount, or any discount for lack of marketability. If the domestic entity has different classes or series of ownership interests, the relative rights and preferences of and limitations placed on the class or series of ownership interests, other than relative voting rights, held by the dissenting owner must be taken into account in the computation of value.

        (c)   The determination of the fair value of an ownership interest made for purposes of this subchapter may not be used for purposes of making a determination of the fair value of that ownership interest for another purpose or of the fair value of another ownership interest, including for purposes of determining any minority or liquidity discount that might apply to a sale of an ownership interest.

        Sec. 10.363.    POWERS AND DUTIES OF APPRAISER; APPRAISAL PROCEDURES.     (a) An appraiser appointed under Section 10.361 has the power and authority that:

          (1)   is granted by the court in the order appointing the appraiser; and

          (2)   may be conferred by a court to a master in chancery as provided by Rule 171, Texas Rules of Civil Procedure.

        (b)   The appraiser shall:

          (1)   determine the fair value of an ownership interest of an owner adjudged by the court to be entitled to payment for the ownership interest; and

          (2)   file with the court a report of that determination.

        (c)   The appraiser is entitled to examine the books and records of a responsible organization and may conduct investigations as the appraiser considers appropriate. A dissenting owner or responsible organization may submit to an appraiser evidence or other information relevant to the determination of the fair value of the ownership interest required by Subsection (b)(1).

        (d)   The clerk of the court appointing the appraiser shall provide notice of the filing of the report under Subsection (b) to each dissenting owner named in the list filed under Section 10.361 and the responsible organization.

        Sec. 10.364.    OBJECTION TO APPRAISAL; HEARING.     (a) A dissenting owner or responsible organization may object, based on the law or the facts, to all or part of an appraisal report containing the fair value of an ownership interest determined under Section 10.363(b).

        (b)   If an objection to a report is raised under Subsection (a), the court shall hold a hearing to determine the fair value of the ownership interest that is the subject of the report. After the hearing, the court shall require the responsible organization to pay to the holders of the ownership interest the amount of the determined value with interest, accruing from the 91st day after the date the applicable action for which the owner elected to dissent was effected until the date of the judgment.

        (c)   Interest under Subsection (b) accrues at the same rate as is provided for the accrual of prejudgment interest in civil cases.

        (d)   The responsible organization shall:

          (1)   immediately pay the amount of the judgment to a holder of an uncertificated ownership interest; and

          (2)   pay the amount of the judgment to a holder of a certificated ownership interest immediately after the certificate holder surrenders to the responsible organization an endorsed certificate representing the ownership interest.

        (e)   On payment of the judgment, the dissenting owner does not have an interest in the:

          (1)   ownership interest for which the payment is made; or

          (2)   responsible organization with respect to that ownership interest.

        Sec. 10.365.    COURT COSTS; COMPENSATION FOR APPRAISER.     (a) An appraiser appointed under Section 10.361 is entitled to a reasonable fee payable from court costs.

        (b)   All court costs shall be allocated between the responsible organization and the dissenting owners in the manner that the court determines to be fair and equitable.

        Sec. 10.366.    STATUS OF OWNERSHIP INTEREST HELD OR FORMERLY HELD BY DISSENTING OWNER.     (a) An ownership interest of an organization acquired by a responsible organization under this subchapter:

          (1)   in the case of a merger, conversion, or interest exchange, shall be held or disposed of as provided in the plan of merger, conversion, or interest exchange; and

          (2)   in any other case, may be held or disposed of by the responsible organization in the same manner as other ownership interests acquired by the organization or held in its treasury.

        (b)   An owner who has demanded payment for the owner's ownership interest under Section 10.356 is not entitled to vote or exercise any other rights of an owner with respect to the ownership interest except the right to:

          (1)   receive payment for the ownership interest under this subchapter; and

          (2)   bring an appropriate action to obtain relief on the ground that the action to which the demand relates would be or was fraudulent.

        (c)   An ownership interest for which payment has been demanded under Section 10.356 may not be considered outstanding for purposes of any subsequent vote or action.

        Sec. 10.367.    RIGHTS OF OWNERS FOLLOWING TERMINATION OF RIGHT OF DISSENT.     (a) The rights of a dissenting owner terminate if:

          (1)   the owner withdraws the demand under Section 10.356;

          (2)   the owner's right of dissent is terminated under Section 10.356;

          (3)   a petition is not filed within the period required by Section 10.361; or

          (4)   after a hearing held under Section 10.361, the court adjudges that the owner is not entitled to elect to dissent from an action under this subchapter.

        (b)   On termination of the right of dissent under this section:

          (1)   the dissenting owner and all persons claiming a right under the owner are conclusively presumed to have approved and ratified the action to which the owner dissented and are bound by that action;

          (2)   the owner's right to be paid the fair value of the owner's ownership interests ceases;

          (3)   the owner's status as an owner of those ownership interests is restored, as if the owner's demand for payment of the fair value of the ownership interests had not been made under Section 10.356, if the owner's ownership interests were not canceled, converted, or exchanged as a result of the action or a subsequent action;

          (4)   the dissenting owner is entitled to receive the same cash, property, rights, and other consideration received by owners of the same class and series of ownership interests held by the owner, as if the owner's demand for payment of the fair value of the ownership interests had not been made under Section 10.356, if the owner's ownership interests were canceled, converted, or exchanged as a result of the action or a subsequent action;

          (5)   any action of the domestic entity taken after the date of the demand for payment by the owner under Section 10.356 will not be considered ineffective or invalid because of the restoration of the owner's ownership interests or the other rights or entitlements of the owner under this subsection; and

          (6)   the dissenting owner is entitled to receive dividends or other distributions made after the date of the owner's payment demand under Section 10.356, to owners of the same class and series of ownership interests held by the owner as if the demand had not been made, subject to any change in or adjustment to the ownership interests because of an action taken by the domestic entity after the date of the demand.

        Sec. 10.368.    EXCLUSIVITY OF REMEDY OF DISSENT AND APPRAISAL.     In the absence of fraud in the transaction, any right of an owner of an ownership interest to dissent from an action and obtain the fair value of the ownership interest under this subchapter is the exclusive remedy for recovery of:

          (1)   the value of the ownership interest; or

          (2)   money damages to the owner with respect to the action.

AmeriCredit Corp. 801 Cherry Street, Suite 3500 Fort Worth, Texas 76102

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NAME

THE COMPANY NAME INC.- COMMON		SHARES	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A			123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B			123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C			123,456,789.012.12345
THE COMPANY NAME INC. - CLASS D			123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E			123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F			123,456,789,012.12345
THE COMPANY NAME INC. - 401 K			123,456,789,012.12345

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The Board of Directors unanimously recommends a vote
“FOR” the following proposals:
				For	Against	Abstain

1    The proposal to adopt and approve the Agreement and Plan of Merger, dated as of July 21, 2010, among General Motors Holdings LLC, Goalie Texas Holdco Inc., a wholly-owned subsidiary of General Motors Holdings LLC, and AmeriCredit Corp., as it may be amended from time to time.

				☐	☐	☐

2    The proposal to approve the adjournment of the special meeting, if necessary or appropriate, for, among other reasons, the solicitation of additional proxies in the event that there are not sufficient votes at the time of the special meeting to adopt and approve the merger agreement.

				☐	☐	☐

For address change / comments, mark here. (see reverse for instructions)			☐	Investor Address Line 1
	Yes	No		Investor Address Line 2
Please indicate if you plan to attend this meeting	☐	☐		Investor Address Line 3
Investor Address Line 4
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,				Investor Address Line 5
administrator, or other fiduciary, please give full title as such. Joint owners should each				John Sample
sign personally. If a corporation or partnership, please sign in full corporate or partnership				1234 ANYWHERE STREET
name, by authorized officer.				ANY CITY, ON A1A 1A1

SHARES
CUSIP #

Signature [PLEASE SIGN WITHIN BOX]	Date	JOB #		Signature (Joint Owners)	Date	SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com.

SPECIAL MEETING OF SHAREHOLDERS PROXY OF AMERICREDIT CORP. September 29, 2010 9:00 AM This proxy is being solicited by the Board of Directors of AmeriCredit Corp.

The undersigned, having read the Notice of Special Meeting of Shareholders and the Proxy Statement dated August 31, 2010, receipt of which is hereby acknowledged, hereby appoints Clifton H. Morris, Jr. and Daniel E. Berce and each of them, with full power and authority to act without the other and with full power of substitution, as proxies to represent and vote, as directed herein, all shares the undersigned is entitled to vote at the special meeting of shareholders of AmeriCredit Corp. to be held at 9:00 a.m., local time, on September 29, 2010, at 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102, and all continuations, adjournments or postponements thereof.

You are encouraged to specify your choices by marking the appropriate boxes. This proxy will be voted as specified by you, but if no choice is specified, it will be voted FOR the proposals described on this proxy card. Please complete your voting selection, date, sign and mail your proxy card in the envelope provided as soon as possible.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side